PRUDENTIAL MUNICIPAL SERIES FUND
------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
DATED NOVEMBER 1, 1995

----------------------------------------------------------------

Prudential Municipal Series Fund (the Fund) is an open-end, management investment company, or mutual fund, consisting of fourteen series-- the Connecticut Money Market Series, the Florida Series, the Hawaii Income Series, the Maryland Series, the Massachusetts Series, the Massachusetts Money Market Series, the Michigan Series, the New Jersey Series, the New Jersey Money Market Series, the New York Series, the New York Money Market Series, the North Carolina Series, the Ohio Series and the Pennsylvania Series. A fifteenth series, the New York Income Series, is not currently being offered. The objective of each series, other than the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series (collectively, the money market series), is to seek to provide to shareholders who are residents of the respective state the maximum amount of income that is exempt from federal and applicable state income taxes and, in the case of the New York Series and the New York Income Series, also New York City income taxes, consistent with the preservation of capital, and, in conjunction therewith, the series may invest in debt securities with the potential for capital gain. The objective of the money market series is to seek to provide the highest level of current income that is exempt from federal and applicable state income taxes and, in the case of the New York Money Market Series, also New York City income taxes, consistent with liquidity and the preservation of capital. All of the series are diversified except the Florida Series, the Hawaii Income Series, the New York Income Series, and the money market series, other than the New York Money Market Series. There can be no assurance that any series' investment objective will be achieved. See "Investment Objectives and Policies."

The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of each series of the Fund dated November 1, 1995, copies of which may be obtained from the Fund upon request.

--------------------------------------------------------------------------------

117B

                               TABLE OF CONTENTS

                                                Cross-References to Pages in Series Prospectuses
                                    -------------------------------------------------------------------------
                                    Connecticut                                        Massachusetts
                                       Money            Hawaii                             Money
                               Page   Market    Florida Income  Maryland Massachusetts    Market     Michigan
                               ---- ----------- ------- ------- -------- ------------- ------------- --------
General Information...........  B-1        15       20      17       20          20            15         19
Investment Objectives and
 Policies.....................  B-1         6        8       6        8           8             6          8
  In General..................  B-1        --       --               --          --            --         --
  Tax-Exempt Securities.......  B-3         6        8       6        8           8             7          8
  Risks of Investing in
   Defaulted Securities.......  B-4        --       --       6       --          --            --         --
  Special Considerations
   Regarding Investments in
   Tax-Exempt Securities......  B-5         9       12       9       12          12             9         12
  Floating Rate and Variable
   Rate Securities............ B-15         7        8       6        8           8             7          8
  Put Options................. B-15         8       10       7       10          10             8         10
  Financial Futures Contracts
   and Options Thereon........ B-16        --       11       8       10          10            --         10
  When-Issued and Delayed
   Delivery Securities........ B-18         8       10       8       10          10             8         10
  Portfolio Turnover.......... B-19        --       13      10       13          12            --         12
  Illiquid Securities......... B-19        10       13      10       13          13            10         13
  Repurchase Agreements....... B-20         9       12      10       12          12             9         12
Investment Restrictions....... B-20        10       13      11       13          13            10         13
Trustees and Officers......... B-22        10       13      11       13          13            10         13
Manager....................... B-27        10       13      11       13          13            10         13
Distributor................... B-31        11       14      12       14          14            11         14
Portfolio Transactions and
 Brokerage.................... B-35        12       16      14       16          16            12         16
Purchase and Redemption of
 Fund Shares.................. B-37        16       21      19       21          21            16         21
  Specimen Price Make-Up...... B-38        --       --               --          --            --         --
  Reduction and Waiver of
   Initial Sales
   Charges--Class A Shares.... B-38        --       24      21       23          23            --         23
  Waiver of the Contingent
   Deferred Sales
   Charge--Class B Shares..... B-40        --       27      24       26          26            --         26
  Quantity Discount--Class B
   Shares Purchased Prior to
   August 1, 1994............. B-40        --       --               26          26            --         26
Shareholder Investment
 Account...................... B-40        22       30      26       29          29            22         28
  Automatic Reinvestment of
   Dividends and/or
   Distributions.............. B-40        22       30      26       29          29            22         28
  Exchange Privilege.......... B-41        21       29      26       27          27            21         27
  Dollar Cost Averaging....... B-42        --       --               --          --            --         --
  Automatic Savings
   Accumulation Plan (ASAP)... B-43        22       30      26       29          29            22         29
  Systematic Withdrawal
   Plan....................... B-43        22       30      26       29          29            22         29
  How to Redeem Shares of the
   Money Market Series........ B-43        20       --      --       --          --            19         --
  Mutual Fund Programs........ B-44
Net Asset Value............... B-45        13       17      14       16          16            13         16
Performance Information....... B-46         6       17      15       17          17             6         17
Distributions and Tax
 Information.................. B-49        13       18      15       17          17            13         17
  Distributions............... B-49        15       19      17       19          19            14         19
  Federal Taxation............ B-50        13       18      15       17          17            13         17
  State Taxation.............. B-53        14       19      16       19          18            14         19
Organization and
 Capitalization............... B-59        15       20      17       20          20            15         19
Custodian, Transfer and
 Dividend Disbursing Agent and
 Independent Accountants...... B-60        12       16      14       16          16            12         16
Description of Tax-Exempt
 Security Ratings............. B-61        --       --     A-1       --          --            --         --
Financial Statements.......... B-63         5        5      --        5           5             5          5
Appendix I....................  I-1        --       --      --       --          --            --         --
Appendix II................... II-1        --       --      --       --          --            --         --

                                                         Cross-References to Pages in Series Prospectuses
                                              -----------------------------------------------------------------------
                                                     New Jersey                   New York
                                               New     Money             New York  Money    North
                                         Page Jersey   Market   New York  Income   Market  Carolina Ohio Pennsylvania
                                         ---- ------ ---------- -------- -------- -------- -------- ---- ------------
General Information.....................  B-1    20       15        20       16       14       20    20         19
Investment Objectives and Policies......  B-1     8        6         8        5        6        8     8          8
  In General............................  B-1    --       --        --       --       --       --    --         --
  Tax-Exempt Securities.................  B-3     8        6         8        5        6        8     8          8
  Risks of Investing in Defaulted
   Securities...........................  B-4    --       --        --       --       --       --    --         --
  Special Considerations Regarding
   Investments in Tax-Exempt
   Securities...........................  B-5    12        9        12        9        8       12    12         12
  Floating Rate and Variable Rate
   Securities........................... B-15     8        7         8        5        7        8     8          8
  Put Options........................... B-15    10        8         9        6        8       10    10         10
  Financial Futures Contracts and
   Options Thereon...................... B-16    11       --        10        8       --       11    11         10
  When-Issued and Delayed Delivery
   Securities........................... B-18    10        8        10        7        8       10    10         10
  Portfolio Turnover.................... B-19    13       --        12       10       --       12    13         12
  Illiquid Securities................... B-19    13       10        12       10        9       13    13         13
  Repurchase Agreements................. B-20    12        9        12        9        9       12    12         12
Investment Restrictions................. B-20    13       10        13       10        9       13    13         13
Trustees and Officers................... B-22    13       10        13       10        9       13    13         13
Manager................................. B-27    13       10        13       10       10       13    13         13
Distributor............................. B-31    14       11        14       11       10       14    14         14
Portfolio Transactions and Brokerage.... B-35    16       12        16       12       11       16    16         16
Purchase and Redemption of Fund
 Shares................................. B-37    21       16        21       17       15       21    21         21
  Specimen Price Make-Up................ B-38    --       --        --       --       --       --    --         --
  Reduction and Waiver of Initial Sales
   Charges--Class A Shares.............. B-38    23       --        23       18       --       23    24         23
  Waiver of the Contingent Deferred
   Sales Charge--Class B Shares......... B-40    26       --        26       --       --       26    27         26
  Quantity Discount--Class B Shares
   Purchased Prior to August 1, 1994.... B-40    27       --        26       --       --       26    27         26
Shareholder Investment Account.......... B-40    29       22        29       21       21       28    29         28
  Automatic Reinvestment of Dividends
   and/or Distributions................. B-40    29       22        29       21       21       28    29         28
  Exchange Privilege.................... B-41    28       22        28       20       20       27    28         27
  Dollar Cost Averaging................. B-42    --       --        --       --       --       --    --         --
  Automatic Savings Accumulation Plan
   (ASAP)............................... B-43    29       22        29       21       21       29    29         28
  Systematic Withdrawal Plan............ B-43    29       23        29       21       21       29    29         28
  How to Redeem Shares of the Money
   Market Series........................ B-43    --       20        --       --       18       --    --         --
  Mutual Fund Programs.................. B-44
Net Asset Value......................... B-45    17       13        16       13       12       16    16         16
Performance Information................. B-46    17        6        17       13        6       17    17         17
Distributions and Tax Information....... B-49    18       13        17       14       12       17    18         17
  Distributions......................... B-49    19       15        19       15       13       19    19         19
  Federal Taxation...................... B-50    18       14        17       14       12       17    18         17
  State Taxation........................ B-53    19       14        18       15       13       19    19         18
Organization and Capitalization......... B-59    20       15        20       16       14       20    20         19
Custodian, Transfer and Dividend
 Disbursing Agent and Independent
 Accountants............................ B-60    16       13        16       13       12       16    16         16
Description of Tax-Exempt Security
 Ratings................................ B-61    --       --        --       --       --       --    --
Financial Statements.................... B-63     5        5         5       --        5        5     5          5
Appendix I..............................  I-1    --       --        --       --       --       --    --         --
Appendix II............................. II-1    --       --        --       --       --       --    --         --

                              GENERAL INFORMATION

    The Fund was organized on May 18, 1984. On February 28, 1991, the Trustees approved an amendment to the Declaration of Trust to change the Fund's name from Prudential-Bache Municipal Series Fund to Prudential Municipal Series Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

In General

    Prudential Municipal Series Fund (the Fund) is an open-end, management investment company consisting of fourteen separate series: the Connecticut Money Market Series, the Florida Series, the Hawaii Income Series, the Maryland Series, the Massachusetts Series, the Massachusetts Money Market Series, the Michigan Series, the New Jersey Series, the New Jersey Money Market Series, the New York Series, the New York Money Market Series, the North Carolina Series, the Ohio Series and the Pennsylvania Series. A fifteenth series, the New York Income Series, is not currently being offered. A separate Prospectus has been prepared for each series. This Statement of Additional Information is applicable to all series. The investment objective of each series, other than the money market series, is to seek to provide to shareholders who are residents of the respective state the maximum amount of income that is exempt from federal and applicable state income taxes and, in the case of the New York Series and the New York Income Series, also New York City income taxes, consistent with the preservation of capital, and, in conjunction therewith, the series may invest in debt securities with the potential for capital gain. Opportunities for capital gain may exist, for example, when securities are believed to be undervalued or when the likelihood of redemption by the issuer at a price above the purchase price indicates capital gain potential. The investment objective of each money market series is to provide the highest level of current income that is exempt from federal and applicable state income taxes and, in the case of the New York Money Market Series, also New York City income taxes, consistent with liquidity and the preservation of capital. All of the series are diversified except the Florida Series, the Hawaii Income Series, the New York Income Series and the money market series, other than the New York Money Market Series. There can be no assurance that any series will achieve its objective or that all income from any series will be exempt from all federal, state or local income taxes.

    The investment objective of a series may not be changed without the approval of the holders of a majority of the outstanding voting securities of such series. A "majority of the outstanding voting securities" of a series when used in this Statement of Additional Information means the lesser of (i) 67% of the voting shares of a series represented at a meeting at which more than 50% of the outstanding voting shares of a series are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares of a series.

    Each series of the Fund, other than the money market series, will invest in "investment grade" tax-exempt securities which on the date of investment are rated within the four highest ratings of Moody's Investors Service (Moody's), currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes, and P-1 for commercial paper, or of Standard & Poor's Ratings Group (S&P), currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper. The New York Income Series may invest up to 30% of its total assets in New York Obligations rated below Baa by Moody's or below BBB by S&P or if non-rated, of comparable quality, in the opinion of the Fund's investment adviser, based on its credit analysis. In addition, the New York Income Series may invest up to 5% of its total assets in New York Obligations which are in default in the payment of principal or interest. The money market series will invest in securities which, at the time of purchase, have a remaining maturity of thirteen months or less and are rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer (or, if only one such rating organization assigned a rating, by that rating organization). Each series may invest in tax-exempt securities which are not rated if, based upon a credit analysis by the investment adviser under the supervision of the Trustees, the investment adviser believes that such securities are of comparable quality to other municipal securities that the series may purchase. A description of the ratings is set forth under the heading "Description of Tax-Exempt Security Ratings" in this Statement of Additional Information. The ratings of Moody's and S&P represent the respective opinions of such firms of the qualities of the securities each undertakes to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the investment adviser will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, credit enhancement by virtue of letter of credit or other financial guaranty deemed suitable by the investment adviser and other general conditions as may be relevant, including comparability to other issuers.

    Under normal market conditions, each series will attempt to invest substantially all and, as a matter of fundamental policy, will invest at least 80% of the value of its assets in securities the interest on which is exempt from state and federal income taxes or the series' assets will be invested so that at least 80% of the income will be exempt from state and federal income taxes, except that, as a matter of fundamental policy, during normal market conditions the Florida Series', the New Jersey Series' and the New Jersey Money Market Series' assets will be invested so that at least 80% of their total assets will be invested in Florida Obligations (as defined in the Florida Series' Prospectus) and New Jersey Obligations (as defined in the New Jersey Series' and the New Jersey Money Market Series' Prospectuses), respectively, and except that, as a matter of fundamental policy, during normal market conditions the Connecticut Money Market Series' and the Massachusetts Money Market Series' assets will be invested so that at least 80% of their total assets will be invested in municipal securities which pay income exempt from federal income taxes. These latter securities primarily will be Connecticut Obligations (as defined in the Connecticut Money Market Series' Prospectus) and Massachusetts Obligations (as defined in the Massachusetts Money Market Series' Prospectus), respectively, unless the investment adviser is unable, due to the unavailability of sufficient or reasonably priced Connecticut Obligations and Massachusetts Obligations, respectively, that also meet the Series' credit quality and average weighted maturity requirements, to purchase Connecticut Obligations and Massachusetts Obligations, respectively. Each series will continuously monitor the 80% tests to ensure that either the asset investment or the income test is met at all times, except for temporary defensive measures during abnormal market conditions.

    A series may invest its assets from time to time on a temporary basis in debt securities, the interest on which is subject to federal, state or local income tax, pending the investment or reinvestment in tax-exempt securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing. Investments (other than those of the money market series) in taxable securities may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either Moody's or S&P or, if unrated, judged by the investment adviser to possess comparable creditworthiness; commercial paper rated in the highest grade by either of such rating services (P-1 or A-1, respectively); certificates of deposit and bankers' acceptances; and repurchase agreements with respect to any of the foregoing investments. The money market series may also invest in the taxable securities listed above, except that their debt securities, if rated, will be rated within the two highest rating categories by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer (or if only one such rating organization assigned a rating, by that rating organization). No series intends to invest more than 5% of its assets in any one of the foregoing taxable securities. A series may also hold its assets in other cash equivalents or in cash.

    Each series except for the Florida Series, the Hawaii Income Series, the New York Income Series and the money market series, other than the New York Money Market Series, is classified as a "diversified" investment company under the Investment Company Act of 1940 (the Investment Company Act). This means that with respect to 75% of these series' assets, (1) no series may invest more than 5% of its total assets in the securities of any one issuer (except U.S.
Government obligations) and (2) no series may own more than 10% of the outstanding voting securities of any one issuer. For purposes of calculating these 5% or 10% ownership limitations, the series will consider the ultimate source of revenues supporting each obligation to be a separate issuer. For example, even though a state hospital authority or a state economic development authority might issue obligations on behalf of many different entities, each of the underlying health facilities or economic development projects will be considered as a separate issuer. These investments are also subject to the limitations described in the remainder of this section. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" in the Prospectuses of the Florida Series, the Hawaii Income Series, the New York Income Series and the money market series, other than the New York Money Market Series.

    Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which a series may own so long as, with respect to 75% of the assets of each series other than the Florida Series, the Hawaii Income Series, the New York Income Series and the money market series (except for the New York Money Market Series), it does not invest more than 5% of its total assets in the securities of such issuer (except obligations issued or guaranteed by the U.S. Government). As for the other 25% of a series' assets not subject to the limitation described above, there is no limitation on the amount of these assets that may be invested in a minimum number of issuers. Because of the relatively smaller number of issuers of investment-grade tax-exempt securities (or, in the case of the New York Money Market Series, high quality tax-exempt securities) in any one of these states, a series is more likely to use this ability to invest its assets in the securities of a single issuer than is an investment company which invests in a broad range of tax-exempt securities. Such concentration involves an increased risk of loss to a series should the issuer be unable to make interest or principal payments thereon or should the market value of such securities decline.

    The Fund expects that a series will not invest more than 25% of its total assets in municipal obligations the source of revenue of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. A series may invest more than 25% of its total assets in municipal obligations of one or more of the following types: obligations of public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; obligations of state and local housing finance authorities; obligations of municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities; or industrial development and pollution control bonds. Each of the foregoing types of investments might be subject to particular risks which, to the extent that a series is concentrated in such investments, could affect the value or liquidity of the series.

    Each series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded bonds, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded bonds and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded bonds, so verifies,
(iv) the escrow agreement provides that the issuer of the refunded bonds grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded bonds, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon,
(v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above, and (vi) except with respect to the Florida Series, the Hawaii Income Series, the New York Income Series and the money market series other than the New York Money Market Series, the series will not invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.

Tax-Exempt Securities

    Tax-exempt securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is exempt from federal income tax (except for possible application of the alternative minimum tax) and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

    For purposes of diversification and concentration under the Investment Company Act, the identification of the issuer of tax-exempt bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty may be regarded as a separate security and treated as an issue of such guarantor.

    Tax-Exempt Bonds. Tax-exempt bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Tax-exempt bonds also may be issued in connection with the refunding of outstanding obligations, to obtain funds to lend to other public institutions, or for general operating expenses.

    The two principal classifications of tax-exempt bonds are "general obligation" and "revenue". General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

    Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

    Tax-Exempt Notes. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

        1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

        2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

        3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

        4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

    Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

Risks of Investing in Defaulted Securities

    The New York Income Series may invest up to 5% of its total assets in New York Obligations that are in default in the payment of principal or interest. There are a number of risks associated with investments in defaulted securities. These risks include investment in an already troubled issuer, the possible incurrence of costs associated with indemnifying the trustee for pursuing remedies (which amount could equal the principal amount of the securities purchased) and possible legal and consulting fees incurred to pursue remedies.

Special Considerations Regarding Investments in Tax-Exempt Securities

    The following is a discussion of the general factors that might influence the ability of the issuers in the various states to repay principal and interest when due on the obligations contained in the portfolio of each series. Such information is derived from sources that are generally available to investors and is believed to be accurate, but has not been independently verified and may not be complete.

  CONNECTICUT

    Connecticut, which experienced very strong economic growth throughout the mid-to-late 1980s, is a wealthy state. During Connecticut's period of strong growth, the State's personal income growth exceeded that of the United States, its per capita income was the highest in the nation, and the rate of unemployment was below the national average. Beginning in 1988, however, these trends began to reverse as the Northeast entered into recession in advance of the rest of the nation. The recession in the Northeast was precipitated largely by major reductions in defense spending and by weaknesses in housing and office construction, banking, and the insurance industry. As a result, personal income growth has slowed considerably and unemployment has risen significantly, although remaining somewhat below the national average.

    Connecticut's economic difficulties resulted in severe fiscal stress, culminating in a General Fund deficit of $965 million at the close of fiscal year 1991, and the subsequent issuance of a like amount of Economic Recovery Notes, which are being repaid over a five-year period. In fiscal year 1992, the State acted to reduce the volatility of its budgetary operations by raising revenues, reducing expenditures and establishing a broader revenue base. Chief among these actions were (i) the implementation of a 4.5% personal income tax and (ii) the broadening of the sales tax base, which was coupled with a decrease in the sales tax rate from 8% to 6%. These actions, along with conservative revenue projections, permitted the State to achieve modest surpluses for fiscal years 1992, 1993 and 1994. A portion of such surplus will be used to retire some of the outstanding Economic Recovery Notes issued to fund the cumulative deficit of fiscal year 1990-1991.

    In June 1992, the Manufacturing Recovery Act of 1992, which is directed primarily toward providing incentives to manufacturers, was enacted in Connecticut. The legislation provides credits for establishing new manufacturing and increasing new employee training. In addition, property tax exemption and sales tax exemptions were expanded for purchases of certain manufacturing machinery and production materials.

    The adopted budget for fiscal 1995-96 anticipates General Fund revenues of $8,837.0 million and General Fund expenditures of $8,836.8 million, resulting in a projected surplus of $0.2 million. The State Comptroller's monthly report as of October 1995, however, estimates a General Fund shortfall of approximately $34.4 million. For fiscal 1996-97, the adopted budget anticipates General Fund revenues of $9,158.0 million and General Fund expenditures of $9,157.8 million, resulting in a projected surplus of $0.2 million.

    The adopted budget reflects implementation of significant tax changes aimed at increasing overall disposable income and encouraging economic expansion in the State. A phase down in the personal income tax rate was enacted, pursuant to which the tax rate on the first $4,500 of taxable income for joint filers is dropped 33% from 4.5% to 3% for the income year commencing January 1, 1996. For income years commencing on or after January 1, 1997, the application of the 3% rate is further expanded to the first $9,000 of taxable income for joint filers. In addition, a new personal income tax credit, limited to no more than $100 per filer, has been added for the income years commencing on or after January 1, 1995. To improve the business climate in the State and stimulate long-term job growth, legislation was also enacted to reduce Connecticut's corporate tax rate from the current rate of 11.25% to 7.5% by January 1, 2000.

    The adopted budget also reflects significant reductions in expenditures from current service levels. Some of these changes, which are expected to result in significant long-term savings to the State, including restructuring the General Assistance program to limit benefits, reform of the Aid to Families with Dependent Children program to place time limits on benefits, reduction of long-term care costs by creating a system of capitated rates, merging of mental health and substance abuse services, consolidating the State's mental health hospitals and moving the State toward a 40 hour work week for State employees.

  FLORIDA

    In 1980, Florida ranked seventh in population among the fifty states, having a population of 9.7 million people. The State has grown dramatically since 1980 and, as of April 1, 1994, Florida ranked fourth in the nation, with an estimated population of 13.9 million. The service sector is Florida's largest employment sector, currently accounting for 86.4% of total non-farm employment. Florida's manufacturing jobs exist in the high-tech and value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. Since 1980, the job creation rate for the State is greater than two times the nation's rate; however, since 1989, Florida's unemployment rate has risen faster than the national average. The average rate of unemployment for Florida since 1985 is 6.3%, while the national average is 6.4%.

    South Florida, because of its location and involvement with foreign trade, tourism and investment capital, is particularly susceptible to international trade and currency imbalances and economic dislocations in Central and South America. The Central and northern portions of the State are effected by problems in the agricultural sector, particularly in the citrus and sugar industries. Short-term adverse economic conditions may be experienced by the Central and northern section of Florida, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. In addition, the State economy has historically been somewhat dependent on the tourism and construction industries and is therefore sensitive to trends in those sectors.

    Under the State Constitution and applicable statutes, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues during each State fiscal year. Estimated General Revenue plus Working Capital and Budget Stabilization funds available total $14,682.9 million for 1994-1995, an increase of 6.1% over revenues for 1993-1994. This amount reflects a transfer of $159 million in non-recurring revenue due to Hurricane Andrew, to a hurricane relief trust fund. Estimated Revenue of $13,702.1 million (excluding the Hurricane Andrew impacts) for fiscal 1994-1995 represents an increase of 6.6% over 1993-1994.

    At the November 1994 general election, voters approved an amendment to the State Constitution that limits the amount of taxes, fees, licenses and charges imposed by the Legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the Legislature. The limit will be effective starting with fiscal year 1995-1996. Any excess revenues generated will be deposited in the Budget Stabilization fund until it is fully funded and then refunded to taxpayers. Included among the categories of revenues which are exempt from the proposed revenue limitation are revenues pledged to State bonds.

    Many factors, including national, economic, social and environmental policies and conditions, most which are not within the control of the State or local government, could affect or adversely impact on the State's financial condition.

  HAWAII

    Hawaii's separation from the mainland and dependence upon tourism make it unique among the states. Tourism dominates Hawaii's economy, with six out of ten jobs in the economy related to tourism. Other major sectors of the Hawaiian economy include construction, retail trade, agriculture, and military operations, all of which have been adversely affected by recent recessions in the United States (particularly California) and Japan, and cutbacks in military spending. Hawaii's economy experienced strong growth during that late 1980s, but since 1990 the rate of growth has slowed considerably, marked by a decrease in Japanese investment and construction and increased foreign competition in the production of pineapples and sugar.

    Over the years, financial operations in the State have been sound, with consistently favorable budget performance. Surpluses in excess of 5% of revenues have regularly triggered constitutionally provided tax credits, even during fiscal years 1992 and 1993 when revenue growth had slowed due to the recession. The 1995-97 biennium budget submitted by the prior administration in December 1994, has undergone substantial adjustments and the new administration has made extensive labor reductions. Despite these reductions, however, the available General Fund balance is expected to decline from $290.9 million at the end of fiscal 1994 to $53.9 million at the end of fiscal 1996.

    Hawaii's economy remains vulnerable to the lingering recessions of both California and Japan and the State government cutbacks may also adversely affect economic growth. Reported improvement in the tourism industry has not yet been reflected in State revenues, and has lagged early estimates. Employment has continued to decline, with job growth the slowest of all fifty states in 1994. These factors, combined with the decline in construction, suggest that continued stagnation in the near future is probable for Hawaii's economy.

  MARYLAND

    Maryland, one of the wealthiest states in the nation, experienced rapid growth during the 1980s. Maryland's total personal income and per capita income outperformed the national averages until 1990. The economy is well diversified, with services, trade, and government, accounting for a large percentage of total employment. Due to Maryland's proximity to Washington, D.C., government employment plays an important role in the economy. Government employment has served to insulate the regional economy from more volatile economic swings, making the Maryland unemployment rate historically below the national average. For the same reason, Maryland employment may be more affected by federal layoffs or budget reductions than employment in other states.

    Maryland has generally been among the most heavily indebted of the states, although its position was more moderate with the inclusion of local debt, reflecting in part the State's assumption of school construction costs several years ago. The State, concerned over its debt levels, followed the recommendation of a debt affordability committee and restrained its borrowing. Resources have also expanded and ratios have stabilized. Capital borrowing plans are reasonable and designed not to increase debt levels substantially.

    During the three fiscal years from 1991 through 1993, the State's finances were severely affected by the national recession. Nevertheless, the State closed fiscal year 1993 with a $10.5 million operating surplus on a budgetary basis and closed fiscal year 1994 with a $60 million operating surplus on a budgetary basis. On a GAAP basis, the State's General Fund moved from a deficit of $121.7 million as of June 30, 1993 to a positive balance of $113.9 million on June 30, 1994. Financial operations continued to improve in fiscal year 1995, with revenues exceeding estimate by $217 million and expenditures at $184 million above budget. At fiscal year-end, the General Fund recorded an undesignated fund balance of $26.5 million (after reservation of $106 million for fiscal year 1996 expenses). An additional $286.1 million was on deposit in the Revenue Stabilization Account of the State Reserve Fund. The 1996 budget continues the trend of increased budgetary reserves. The operating budget assumes moderate revenue growth and expenditures of $14.428 billion, a 6.6% increase over the actual expenditures in fiscal year 1995. The State projects a year-end General Fund balance of $34.3 million and an additional $518 million in the Revenue Stabilization Account of the State Reserve Fund.

    The State and its various political subdivisions issue a number of different kinds of municipal obligations, including general obligation bonds supported by tax collections, revenue bonds payable from certain identified tax levies or revenue streams, conduit revenue bonds payable from the repayment of certain loans to authorized entities such as hospitals, universities and other private entities, and certificates of participation in tax-exempt municipal leases. These obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers.

    There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on the financial condition of Maryland issuers generally, will not adversely affect the market value of Maryland Obligations held by the Maryland Series or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  MASSACHUSETTS

    Massachusetts is an urban, densely populated, and wealthy state with a fully developed industrial economy. Massachusetts' industrial economy has experienced a significant evolution in the last decade, shifting from textiles, leather products and heavy manufacturing into high technology and defense-related sectors, with concomitant growth in services and trade. Little affected by the national recession of the early 1980s, Massachusetts enjoyed unemployment rates among the lowest in the nation for the most of the decade. But, as the economy slowed, unemployment rates rose in 1988, 1989 and 1990. Unemployment climbed above the national figure to 9.0% in 1991, placing Massachusetts among those states with the highest unemployment rates in the nation. The construction and manufacturing sectors were particularly hard hit by job losses. Personal income growth, both for the total and on a per capita basis, also slowed to below the national rate in 1989, although per capita personal income levels are still far above the U.S. figure. It appears that two of the factors contributing to the earlier economic boom -- large increases in defense contract spending and low oil prices -- are no longer present, and the inflation in the relative costs of land and labor also poses an economic disadvantage.

    The recent economic downturn has had serious adverse effects on Massachusetts' financial operations, which experienced increasing budgetary deficits through fiscal year 1990. At the close of fiscal year 1990, the Commonwealth faced a massive accumulated deficit of $1.45 billion. In order to regain fiscal solvency, the Commonwealth sold a total of $1.4 billion in dedicated tax bonds secured by a portion of the Commonwealth's income tax proceeds as well as the full faith and credit general obligation pledge of the Commonwealth. Since that time, the Commonwealth has adopted more conservative revenue forecasting procedures and has moderated spending growth. Such restraint has resulted in the achievement of balanced budgets in both fiscal year
1991-1992 and fiscal year 1992-1993. Fiscal year 1995 tax collections, which were projected at $11.151 billion, exceeded estimates by $13 million.

    Despite concerted efforts to control Massachusetts' financial operations, and some progress in that regard, substantial risks to the Commonwealth's financial stability remain. Economic growth is not likely to return, in the near future, to the vigorous pace evident in the 1980s. It is uncertain whether improved communication and efforts towards cooperation between the Commonwealth legislature and executive will continue. Local economic conditions remain weak, and the Commonwealth is likely to continue to face considerable difficulty in balancing its annual operating budgets. Education reform legislation enacted in June 1993 was estimated to require annual spending increases for elementary and secondary education of $175 million in fiscal 1994, $414 million in 1995, and $662 million in 1996. This program will absorb a large part of the Commonwealth's future revenue growth.

    Proposition 2 1/2 is a property tax limitation initiative passed by Massachusetts voters in 1980. In general, Proposition 2 1/2 constrains the ability of cities and towns to raise property tax revenues. As property taxes are the only local source revenue available, such tax limitation may lead to adverse financial consequences for some municipalities. Under Proposition 2 1/2, many cities and towns were required to reduce their property tax levies to a stated percentage of the full and fair cash value of their taxable real estate and personal property. The Proposition limited the amount by which the total property taxes assessed by all cities and towns may increase from year to year.

  MICHIGAN

    Michigan is a highly industrialized state with an economy principally dependent upon three sectors: manufacturing (particularly durable goods, automotive products and office equipment), tourism and agriculture. Legislation requires that the administration prepare two economic forecasts each year, which are presented each January and May of a given year. The State's economic forecast for calendar 1995 projects modest growth. Real gross domestic product is projected to grow 2.9% in 1995 on a calendar year basis. Car and light truck sales are expected to total 14.9 million units in 1995. The forecast assumes moderate inflation, accompanied by steady interest rates. Ninety-day U.S. Treasury rates are expected to average 5.7% for 1995.

    The State's forecast for the Michigan economy reflects the national outlook. Total wage and salary employment is projected to grow 2.9% in 1995. This slight growth reflects the ongoing diversification of the Michigan economy. The unemployment rate is projected to average 5.9% in 1995, continuing the recent trend of Michigan's unemployment rate being near the national average, compared to a 15-year prior history of having higher than average unemployment.

    The principal revenue sources for the State's General Fund are taxes from sales, personal income, single business, and excise taxes. Under the State Constitution, expenditures from the General Fund are not permitted to exceed available revenues. The principal expenditures from the General Fund are directed towards education, public protection, mental and public health, and social services. The State's fiscal year ended September 30, 1993, marked a turning point in the financial condition of the State budget. Improvements in the Michigan economy have resulted in increased revenue collections, which, together with restraint on the expenditure side of the budget, produced General Fund surpluses of $280.1 million in fiscal year 1992-93 and $602.9 million in fiscal year 1993-94, and a projected surplus of $85.1 million for fiscal year 1994-95. The

State's general fund budget for fiscal year 1995-96 was passed by the Legislature in June 1995, and totalled $8,438.6 million of revenues and expenditures. The Governor has since vetoed approximately $40 million of appropriations passed by the Legislature and has other appropriation bills before him awaiting signature.

    The State Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater, and this fixed percentage equals the ratio of the 1978-79 fiscal year revenues to total calendar 1977 State personal income.

    In August 1993, the Governor signed into law a measure that has significantly impacted the financing of primary and secondary school operations in the State and has resulted in additional property tax and school finance reform legislation. This legislation exempts all property in the State from millage levied for local and intermediate school district operating purposes, other than millages levied for community colleges. In order to replace local property tax revenues lost as a result of this legislation, the Legislature enacted several laws in December 1993 which address property tax and school finance reform, including a ballot proposal that was approved by Michigan voters in March 1994. Under this proposal, effective May 1, 1994, the State sales and use tax was increased from 4% to 6%, the State income tax was decreased from 4.6% to 4.4%, the cigarette tax was increased from $0.25 to $0.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A 0.75% real estate transfer tax became effective January 1, 1995, and a State property tax of 6 mills began to be imposed in 1994 on all real and personal property currently subject to the general property tax. The total effect of these school finance reforms is to shift significant portions of the cost of local school operations from local school districts to the State and raise additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

    Although revenue obligations of the State or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that further economic difficulties will not adversely affect the market value of municipal obligations held in the portfolio of the Michigan Series or the ability of the respective obligors to make required payments on such obligations.

  NEW JERSEY

    New Jersey has a highly diversified economy. While once heavily dependent upon manufacturing, New Jersey's economy is now increasingly based on trade and services. The State fully participated in the national economic recovery and did not experience the brunt of the Northeast recession until much later than many other states. The rate of unemployment was consistently below the national average through 1991. In 1992, however, the unemployment rate rose well above that of the nation. While personal income growth lagged behind the U.S. level in 1989 and 1991, since 1989, the State's per capita income remains the second highest in the United States.

    The principal sources of State revenue are sales, corporate and personal income taxes. The Constitution of the State prohibits the expenditure of funds in excess of the State's revenues and reserves. Since the Constitution was adopted in 1947, New Jersey has always had a positive undesignated fund balance in its general fund at the end of each year. A favorable economy translated into substantial growth in revenue and surpluses: from fiscal year 1984 to 1988 revenues grew almost 40%. Economic slowdown translated revenue shortfalls and operating deficits in fiscal years 1989 and 1990. Surplus balances, which peaked at $1.2 billion in fiscal year 1988, fell to $116 million (excluding the Transition School Aid Account) by fiscal year-end 1991.

    At first, the State was able to use its significant fund balance reserves to cushion against the large imbalance between revenues and expenditures. In fiscal year 1991, however, a $1.4 billion tax program was required to balance the budget.

    For the last three fiscal years, the State has resorted to a number of non-recurring revenues and expenditure deferrals to balance its budget. In addition, balancing the budget was made difficult by a tax revolt in the 1991 elections that resulted in a reduction of the sales tax by 1%, from 7% to 6%. A balanced budget was achieved by delaying a $1.1 billion contribution to the State employees' pension fund. This move, in addition to heavy borrowing by the previous administration, has caused concern that the State bond rating may be adversely affected. Despite certain reservations regarding the New Jersey economy, however, S&P recently announced that New Jersey will retain its AA+ bond rating.

    The fiscal 1995 ending balances were $966 million, up from $455 originally budgeted. The fiscal 1996 budget plans a $549 million ending balance, prior to inclusion of any lapsed appropriations. Furthermore, the fiscal 1996 budget enacts the third and final phase of the administration's multi-year 30% personal income tax reduction, which is effective in January 1996.

    Spending reductions in current and future years rely on savings from reduced costs of the State's employee workforce. The State has reached agreements with two of its unions, but major agreements with some of the largest unions still have to be reached. Furthermore, a 1994 State Supreme Court decision regarding the State's system of funding of education required that the State achieve substantial equivalence in spending between wealthy and poor districts by fiscal 1998.

  NEW YORK

    New York State is the third most populous state in the nation (behind California and Texas) and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. A declining proportion of the State's work force in engaged in manufacturing and an increasing proportion of its work force is engaged in service industries. This transition reflects a national trend. Historically, the State has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence.

    A nation-wide recession commenced in mid-1990. The downturn continued throughout the State's 1990-1991 fiscal year and was followed by a period of weak economic growth during the 1991 and 1992 calendar years. In 1993, the economy grew faster than in 1992, but at a very modest rate as compared to other recoveries. In contrast with the strength of the national economy in 1994 and into 1995, New York's economic recovery weakened by mid-1994. The State's delayed economic recovery is due, in part, to the significant retrenchment in the banking and financial services industries, downsizing by several major corporations, cutbacks in defense spending, and an over supply of office buildings. The State currently forecasts an anticipated employment growth of 0.4% for calendar 1996.

    The recommended budget for fiscal 1995-1996 seeks to (i) close the gap based on growth of current services, (ii) implement the next phase of delayed personal income tax cuts and (iii) further reduce personal income and business taxes over a multi-year period.

    The State's General Fund budgets for fiscal years 1992-1993 and 1993-1994 produced cash surpluses for the first time since fiscal year 1987-1988. The 1994-1995 General Fund budget finished with an actual deficit of $241 million. The State's projections for the fiscal year 1995-1996 General Fund budget call for a surplus of $55 million. There is no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. The State, in addressing any potential budgetary imbalance, may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

  NORTH CAROLINA

    The following discussion regarding the financial condition of the North Carolina State government may not be relevant to general obligation or revenue bonds issued by political subdivisions of the State. Such information, and the following discussion regarding the economy of the State, are included for the purpose of providing information about general economic conditions that may or may not affect issuers of North Carolina obligations.

    The economic profile of North Carolina consists of a combination of industry, agriculture and tourism. The population of the State increased 13% between 1980 and 1990, from 5,880,095 to 6,657,106 as reported by the 1990 federal census. The State's estimate of population as of June 30, 1994 is 7,064,470. Although North Carolina is the tenth largest state in population, it is primarily a rural state, having only five municipalities with populations in excess of 100,000. The State, once largely an agriculturally based economy, is now a service and goods producing economy. From 1980 to 1994, the State labor force increased by approximately 26% (from 2,855,200 to 3,609,000) and during the period 1980-1993, per capita income grew from $7,999 to $18,702, an increase of 133.8%.

    The North Carolina State Constitution requires that the State's total expenditures for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

    In 1990 and 1991 the State had difficulty meeting its budgetary projections. The General Assembly responded by enacting new taxes and fees to generate additional revenue and reduce allowable department operating expenditures and continuation funding.

    The State, like the nation, has experienced economic recovery since 1991. Due to both increased tax and fee revenues and the previously enacted spending reductions, the State had a budget surplus of approximately $865 million at the end of fiscal 1993-1994. After review of the 1994-1995 continuation budget adopted in 1993, the General Assembly approved spending expansion funds, in part to restore certain employee salaries to budgeted levels, which amounts had been deferred to balance the budgets in 1989-1993, and to authorize funding for new initiatives in economic, social and environmental programs. Because of growth in State tax and fee revenues, the General Fund balance at the end of the 1994-1995 fiscal year was reported at approximately $300 million.

    In April 1995, the North Carolina General Assembly repealed, effective for taxable years beginning on or after January 1, 1995, the tax levied on various forms of intangible personal property. The intangibles tax revenues receivable by counties and municipalities will no longer be received. Instead, the legislature has provided for specific appropriations to counties and muncipalities.

    The State is involved in certain litigation; however, none of the cases, in the reported opinion of the Department of the Treasurer, would have a material adverse effect on the State's ability to meet its obligations.

    Both the nation and the State have experienced a modest economic recovery in the past year. It is unclear, however, what effect these developments, as well as the reduction in government spending or increase in taxes, may have on the value of the debt obligations in the North Carolina Series. No clear upward trend has developed, and both the State and the national economies must be watched carefully.

  OHIO

    The Ohio  economy,  while diversifying  more  into the  services  and  other non-manufacturing areas, continues to rely in part on durable goods manufacturing, although largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, the general economic activity in Ohio, as in other industrially developed states, is more cyclical than some other states and the nation overall. Agriculture is an important segment of the State's economy. More than half of the State's land is devoted to farming. An estimated 15% of total Ohio employment is in agribusiness.

    The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund, for which the personal income and sales-use taxes are the major sources.

    The biennium of 1992-93 presented significant challenges to State finances, which were successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included General Revenue Fund debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. The general appropriations act for the entire biennium was passed on July 11, 1991. Pursuant to it, $200 million was transferred from the Budget Stabilization Fund to the General Revenue Fund in fiscal year 1992.

    Based on updated results and forecasts in the course of fiscal year 1992, both in light of a continuing uncertain nationwide economic situation, there was projected, and then timely addressed, a fiscal year 1992 imbalance in General Revenue Fund resources and expenditures. General Revenue Fund receipts significantly below original forecasts resulted primarily from lower collections of certain taxes, particularly sales-use and personal income taxes. Higher expenditure levels were in certain areas, particularly human services including Medicaid. In response, the Governor ordered most State agencies to reduce General Revenue Fund spending in the last six months of fiscal year 1992 by a total of approximately $184 million; the $100.4 million Budget Stabilization Fund balance and additional amounts from certain other funds were transferred late in the fiscal year to the General Revenue Fund, and adjustments were made in the timing of certain tax payments.

    A significant General Revenue Fund shortfall (approximately $520 million) was then projected for the next year, fiscal year 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering of $300 million in selected General Revenue Fund spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reduction). The June 30, 1993 ending General Revenue Fund balance was approximately $111 million, of which, as a first step to Budget Stabilization Fund replenishment, $21 million was deposited in the Budget Stabilization Fund.

    The 1994-95 biennium presented a more affirmative financial picture for the State. Based on June 30, 1994 balances, an additional $260 million was deposited in the Budget Stabilization Fund. The biennium ended June 30, 1995 with a General Revenue Fund ending fund balance of $928 million, of which $535.2 million has been transferred into the Budget Stabilization Fund (which had an October 3, 1995 balance of over $828 million).

    The General Revenue Fund appropriations act for the 1995-96 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary General Revenue Fund appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 General Revenue Fund balance, after leaving in the General Revenue Fund an unreserved and undesignated balance of $70 million, has been transferred to a variety of funds, including $535.2 million to the Budget Stabilization Fund. $322.8 million was transferred to other funds, including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

    The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by current provisions of the State Constitution. The State may incur debt to cover casual deficits, failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000 plus debt incurred to repel invasion, suppress insurrection, or defend the State in war. The State is expressly precluded from assuming any local government debt or corporation debt, except for debt incurred to repel invasion, suppress insurrection, or defend the State in war.

    Although the State's revenue obligations or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that economic difficulties and the resulting impact on State and local governmental finances will not adversely affect the market value of municipal obligations held in the portfolio of the Ohio Series or the ability of the respective obligors to make required payments on such obligations.

  PENNSYLVANIA

    Pennsylvania is an established state with a diversified economy. Pennsylvania has been historically identified as a heavily industrial state, although that reputation has recently changed due to the decline in the coal, steel and railroad industries. Education, financial institutions, and the service sector, which includes trade, medical, and health services, provide the major sources of revenue growth for Pennsylvania.

    The five-year period from fiscal 1990 through fiscal 1994 was marked by public health and welfare costs growing at a rate double the growth rate for all of the Commonwealth's expenditures. Rising caseloads, increased services utilization, and rising prices combined to produce the rapid rise of public health and welfare costs at a time when the national recession caused tax revenues to stagnate and decline. During the period from fiscal 1990 through fiscal 1994, public health and welfare costs rose by an average annual rate of 9.4%. Consequently, spending on other budgeted programs was restrained to a growth rate below 5%, and sources of revenues other than taxes became larger components of fund revenues.

    The General Fund, the Commonwealth's largest fund, receives all tax receipts, revenues, federal grants and reimbursements that are not specified by law to be deposited elsewhere. The General Fund is the principal operating fund for the majority of the Commonwealth's governmental activities. Debt service on all obligations, except those issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

    The 1994 fiscal year closed with revenues of $15,210.7 million (on a budgetary basis), $38.6 million above the fiscal year estimate and 3.9% over Commonwealth revenues during the previous fiscal year. Additional revenues were provided by higher than anticipated sales tax revenues and a reduction in tax refund reserve resulting from a favorable decision in a pending tax litigation. Personal income tax revenues, however, were below estimate. Expenditures (net of certain pooled financing expenditures and appropriation lapses) totaled $14,934.4 million, representing a 7.2% increase over fiscal 1993 expenditures.

    The 1995 fiscal year closed with revenues of $16,224.6 million and exceeded the estimate of revenues used at the time the budget was enacted. The higher than estimated revenues from tax sources were due to faster economic growth in the national and State economy than had been projected when the budget was adopted. Expenditures from Commonwealth revenues (excluding pooled financing expenditures) including $65.5 million of supplemental appropriations enacted at the close of the 1995 fiscal year, totalled $15,674.7 million, representing an increase of 5% over spending during fiscal 1994.

    The enacted fiscal 1996 budget provides for expenditures from Commonwealth revenues of $16.161.7 million, a 2.7% increase over total appropriations from Commonwealth revenues in fiscal 1995. The fiscal 1996 budget is based on anticipated Commonwealth revenues, net of enacted tax changes but prior to tax refunds, of $16,268.7 million, an increase over actual fiscal 1995 Commonwealth revenues of .3%. Excluding the estimated effects of tax changes enacted in 1994 and 1995, Commonwealth revenues for fiscal 1996 are estimated to increase by approximately 2.9%. Tax changes (reductions) enacted with the fiscal 1996 budget totalled $282.9 million, representing an approximate 1.7% of base revenues.

    The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenue of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. As of June 30, 1995, the Commonwealth had $5,045.4 million of general obligation debt outstanding.

    There is various litigation pending against the Commonwealth, its officers and employees. An adverse decision in one or more of these cases could materially affect the Commonwealth's governmental operations.

Additional Issuers

  GUAM

    Guam is governed under the Organic Act of Guam of 1950, which gave the island statutory local power of self-government and made the inhabitants of Guam citizens of the United States.

    The economy of Guam is based, in large part, upon the significant U.S. military presence on the island. The federal government is the largest employer on the island: in 1991, there were 10,757 active duty military personnel and approximately 7,762 civilian personnel. Military spending makes a significant contribution to Guam's economy, exceeding $587 million in 1991. The U.S. military presence on Guam has increased recently due to the closure of Subic Bay Naval Base and Clark Air Force Base in the Philippines. The United States Air Force headquarters has also relocated to Guam from Clark Air Force Base.

    Tourism also plays a major role in Guam's economy. Over the past twenty years, the tourist industry has grown rapidly, creating a construction boom for new hotels and the expansion of older hotels. With visitors coming mainly from Japan, tourist arrivals rose by more than 16% annually between 1985 and 1990. In 1992, there were approximately 900,000 tourists. Nevertheless, recent earthquakes, typhoons and the economic slowdown in Japan have had adverse effects on Guam's economy. Furthermore, in 1994, Guam was faced with the problem of offsetting the impact of military downsizing. Guam's economy is also based on the export of fish and handicrafts. Approximately 60% of the labor force works for the private sector, and the remaining 40% (approximately) work for the government. Guam is a duty-free port and an important distribution point for goods destined for Micronesia. Unemployment, which has been historically low, was 2% in 1992.

  PUERTO RICO

    Puerto Rico enjoys a Commonwealth status with the U.S. as a result of Public Law 600, enacted by the U.S. Congress in 1950 and affirmed by a referendum in 1952. Residents of Puerto Rico are U.S. citizens.

    Since World War II, Puerto Rico has undergone a social and economic transformation. Puerto Rico, which was at one time a poor, agrarian economy with a densely populated environment, is now a urbanized society with an economy based on manufacturing and services. Despite its long-term economic progress, unemployment and poverty continue to be significant problems. The island's 1994 unemployment rate of 16% was more than double the corresponding U.S. figure, and income data for the island compare unfavorably with even the poorest of the 50 states.

    Financial operations of recent years have reflected general economic trends, with fiscal improvements registered during good economic times and deterioration during slowdown. In the mid-1980s, economic recovery and stable oil prices helped the Commonwealth to reduce the General Fund's accumulated deficit. Later, as economic slowdown placed financial operations under pressure, the Commonwealth sought budgetary balance, but with regular reliance on non-recurring measures. The General Fund closed in a negative cash position in fiscal years 1992 and 1993. The Commonwealth had projected only a modest improvement in the General Fund's negative ending position for fiscal year 1994, even after the announcement in February 1994 of a $211 million increase in the revenue estimate.

    In fiscal year 1995, year-to-date General Fund reserve growth has exceeded expectations. Original budget projections called for revenue growth of 4.6% over fiscal year 1994 to $4,878 million. Revenue growth in fiscal year 1995 is primarily driven by individual income tax receipts, as a result of continued evasion control measures and increased excise taxes, reflecting continued economic growth.

    In 1993, Congress passed legislation which restricts corporations' ability to take advantage of Section 936 credits. The extent to which these changes will slow business investment in Puerto Rico is not clear, although some slowing effect is to be expected. Also in 1993, the Senate approved NAFTA, which will pose a new challenge to the Puerto Rican economy by increasing competition from certain areas with Mexico.

  UNITED STATES VIRGIN ISLANDS

    The Virgin Islands, comprised of St. Thomas, St. Croix and St. John, form an unincorporated territory of the United States. The residents of the islands were granted a measure of self-government by the Organic Act, as revised in 1954.

    The Virgin Islands are heavily dependent on links with the U.S. mainland. More than 90% of the trade is conducted with Puerto Rico and the United States. Tourism is the predominant source of employment and income for the Islands. Specifically, the visiting cruise ship business and the advantages of duty-free purchases are attractive to American visitors. Although tourism in the Virgin Islands declined in 1992, in 1993 occupancy rates at hotels and on cruise ships increased, with 18% more American tourists and 30% more European tourists.

    The Territorial Government also plays a vital role in the economy of the Virgin Islands. Since governmental services must be provided on three separate islands, the duplication of effort results in an unusually large public sector. In 1993, 26.8% of total employment resulted from Territorial Government employment. The manufacturing sector consists of textiles, electronics, pharmaceuticals, and watch assembly plants. International business and financial services are a small but growing component of the economy. The level of unemployment has been consistently low, but rose to 3.1% in May 1993.

Floating Rate and Variable Rate Securities

    Each series may invest more than 5% of its assets in floating rate and variable rate securities, including participation interests therein and (for series other than money market series) inverse floaters. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or interest inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

    Each series may invest in participation interests in variable rate tax-exempt securities (such as certain IDBs) owned by banks. A participation interest gives the series an undivided interest in the tax-exempt security in the proportion that the series' participation interest bears to the total principal amount of the tax-exempt security and generally provides that the holder may demand repurchase within one to seven days. Participation interests frequently are backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser under the supervision of the Trustees has determined meets the prescribed quality standards for the series. A series generally has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of the series' participation interest in the par value of the tax-exempt security, plus accrued interest. Each series intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid by the issuer on the tax-exempt securities over the negotiated yield at which the instruments were purchased from the bank by a series. The investment adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each series, including the IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the investment adviser may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

Put Options

    Each series may acquire put options (puts) giving the series the right to sell securities held in the series' portfolio at a specified exercise price on a specified date. Such puts may be acquired for the purpose of protecting the series from a possible decline in the market value of the securities to which the put applies in the event of interest rate fluctuations and, in the case of liquidity puts, to shorten the effective maturity of the underlying security. The aggregate value of the premiums paid to acquire puts held in a series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of such series. The acquisition of a put may involve an additional cost to the series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

    In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades (two highest grades for the money market series) as determined by Moody's or S&P; or
(2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four (or two for the money market series) highest quality grade of such rating services; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

    One form of transaction involving liquidity puts consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option". The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically adjusted so that the bond/ tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations and the Fund may purchase such obligations subject to certain conditions specified by the Securities and Exchange Commission (SEC).

Financial Futures Contracts and Options Thereon

    FUTURES CONTRACTS. Each series (except for the money market series) may engage in transactions in financial futures contracts as a hedge against interest rate related fluctuations in the value of securities which are held in the investment portfolio or which the series intends to purchase. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be closed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin". Subsequent payments to and from the broker, called "variation margin", will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

    When a series purchases a futures contract, it will maintain an amount of cash, U.S. Government obligations or liquid, high-grade debt securities in a segregated account with the Fund's Custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. A series that has sold a futures contract may "cover" that position by owning the instruments underlying the futures contract or by holding a call option on such futures contract. A series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the series. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

    OPTIONS ON FINANCIAL FUTURES. Each series (other than the money market series) may purchase call options and write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. Each series will use options on futures in connection with hedging strategies.

    An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently, options can be purchased or written with respect to futures contracts on U.S. Treasury Bonds, among other fixed-income securities, and on municipal bond indices on the Chicago Board of Trade. As with options on debt securities, the holder or writer of an option may terminate his or her position by selling or purchasing an option of the same series. There is no guaranty that such closing transactions can be effected.

    When a series hedges its portfolio by purchasing a put option, or writing a call option, on a futures contract, it will own a long futures position or an amount of debt securities corresponding to the open option position. When a series writes a put option on a futures contract, it may, rather than establish a segregated account, sell the futures contract underlying the put option or purchase a similar put option. In instances involving the purchase of a call option on a futures contract, the series will deposit in a segregated account with the Fund's Custodian an amount in cash, U.S. government obligations or liquid, high-grade debt securities equal to the market value of the obligation underlying the futures contract, less any amount held in the initial and variation margin accounts.

    LIMITATIONS ON PURCHASE AND SALE. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempted from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a series' purchasing and selling financial futures contracts and options thereon for BONA FIDE hedging transactions, except that a series may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the series' total assets. Each series will use financial futures in a manner consistent with these requirements. With respect to long positions assumed by a series, the series will segregate with the Fund's Custodian an amount of cash, U.S. Government securities or liquid, high-grade debt securities so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts and thereby insures that the use of futures contracts is unleveraged. Each series will continue to invest at least 80% of its total assets in municipal obligations except in certain circumstances, as described in its Prospectus under "How the Fund Invests--Investment Objective and Policies." A series may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts together with premiums paid on options thereon, would exceed 20% of the total assets of the series.

    RISKS OF FINANCIAL FUTURES TRANSACTIONS. In addition to the risk associated with predicting movements in the direction of interest rates, discussed in "How the Fund Invests--Investment Objective and Policies-- Futures Contracts and Options Thereon" in each series' Prospectus, there are a number of other risks associated with the use of financial futures for hedging purposes.

    Each series intends to purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of its trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired; and, in the event of adverse price movements, the series would continue to be required to make daily cash payments of variation margin. However, if futures contracts have been sold to hedge portfolio securities, these securities will not be sold until the offsetting futures contracts can be purchased. Similarly, if futures have been bought to hedge anticipated securities purchases, the purchases will not be executed until the offsetting futures contracts can be sold.

    The hours of trading of interest rate futures may not conform to the hours during which the series may trade municipal securities. To the extent that the futures markets close before the municipal securities market, significant price and rate movements can take place that cannot be reflected in the futures markets on a day-to-day basis.

    RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to a series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to a series when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a series generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (v) the facilities of an exchange may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange could continue to be exercisable in accordance with their terms.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain clearing facilities inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

When-Issued and Delayed Delivery Securities

    Each series may purchase tax-exempt securities on a when-issued or delayed delivery basis, in which case delivery and payment normally take place within one month after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the tax-exempt securities are each fixed at the time the buyer enters into the commitment. The purchase price for the security includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the series until delivery and payment take place. Although a series will only purchase a tax-exempt security on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the series may sell these securities before the settlement date if it is deemed advisable.

    Tax-exempt securities purchased on a when-issued or delayed delivery basis are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, I.E., experiencing both appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a series remains substantially fully invested at the same time that it has purchased securities on a when-issued or delayed delivery basis, the market value of the series' assets will vary to a greater extent than otherwise. Purchasing a tax-exempt security on a when-issued or delayed delivery basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

    A segregated account of each series consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued and delayed delivery commitments will be established with the Fund's Custodian and marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. When the time comes to pay for when-issued or delayed delivery securities, the series will meet their respective obligations from then available cash flow, sale of securities held in a separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the series' payment obligations). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not exempt from state or federal income taxes. See "Distributions and Tax Information."

    Each series (other than the money market series) may also purchase municipal forward contracts. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees. The Fund has obtained a ruling from Florida authorities that such municipal forward contracts qualify as assets exempt from the Florida intangibles tax.

Portfolio Turnover

    Portfolio transactions will be undertaken principally to accomplish a series' objective in relation to anticipated movements in the general level of interest rates but a series may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

    The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a series is known as "portfolio turnover" and may involve the payment by the series of dealer mark-ups or underwriting commissions, and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities--excluding securities whose maturities at acquisition were one year or less. A series' portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. For the fiscal year ended August 31, 1995, the portfolio turnover rate of each series, other than the money market series, was as follows:

                                                                                 Portfolio
Series                                                                         Turnover Rate
-----------------------------------------------------------------------------  --------------
Florida......................................................................         65%
Hawaii Income................................................................         75%
Maryland.....................................................................         49%
Massachusetts................................................................         36%
Michigan.....................................................................         33%
New Jersey...................................................................         37%
New York.....................................................................         57%
North Carolina...............................................................         28%
Ohio.........................................................................         38%
Pennsylvania.................................................................         19%

Illiquid Securities

    A series may invest up to 15% (10% in the case of the money market series) of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

    Municipal lease obligations will not be considered illiquid for purposes of the series' limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security,
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease, (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease, (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled, (ii) if applicable, what assurance there is that the assets represented by the lease can be sold, (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics),
(iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an event of non-appropriation) and (v) the legal recourse in the event of failure to appropriate and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

Repurchase Agreements

    The series' repurchase agreements will be collateralized by U.S. Government obligations. The series will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Trustees. The Fund's investment adviser will monitor the creditworthiness of such parties under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the series will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the series will suffer a loss.

    The series participate in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. (PMF) pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund or series participates in the income earned or accrued in the joint account based on the percentage of its investment.

    Except as described above and under "Investment Restrictions," the foregoing investment policies are not fundamental and may be changed by the Trustees of the Fund without the vote of a majority of its outstanding voting securities (as defined above).

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a series. A "majority of the outstanding voting securities" of a series, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

        1. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. For the purpose of this restriction, the deposit or payment by the Fund (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series) of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

        2.  Make short sales of securities or maintain a short position.

        3. Issue senior securities, borrow money or pledge its assets, except that the Fund may on behalf of a series borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the preference as to shares of a series in liquidation and as to dividends over all other series of the Fund with respect to assets specifically allocated to that series, the purchase and sale of futures contracts and related options, collateral arrangements with respect to margin for futures contracts, the writing of related options (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the

    New Jersey Money Market Series) and obligations of the Fund to Trustees pursuant to deferred compensation arrangements, are not deemed to be a pledge of assets or the issuance of a senior security. The Fund will not purchase portfolio securities if its borrowings exceed 5% of the assets.

        4. Purchase any security if as a result, with respect to 75% of a series' total assets (except with respect to the Connecticut Money Market Series, the Florida Series, the Hawaii Income Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Income Series), more than 5% of the total assets of any series would be invested in the securities of any one issuer (provided that this restriction shall not apply to obligations issued or guaranteed as to principal and interest either by the U.S. Government or its agencies or instrumentalities).

        5. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell financial futures contracts and related options (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series), securities which are secured by real estate and securities of companies which invest or deal in real estate.

        6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

        7. Invest in interests in oil, gas or other mineral exploration or development programs.

        8.  Make loans, except through repurchase agreements.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

    In order to comply with certain state "blue sky" restrictions, the Fund will not as a matter of operating policy:

        1.  Invest in oil, gas and mineral leases or programs.

        2. Purchase warrants if as a result the Fund would then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the Fund's net assets (determined at the time of investment). For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

        3. Purchase any interests in real estate limited partnerships which are not readily marketable.

        4. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

        5. Purchase the securities of any one issuer if any officer or trustee of the Fund or the Manager or Subadviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

        6. Invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years and equity securities of issuers which are not readily marketable.

                             TRUSTEES AND OFFICERS

                                                                               Principal Occupation
       Name, Address and Age          Position with Fund                       During Past 5 Years
------------------------------------  ------------------  --------------------------------------------------------------
 Edward D. Beach(70)................    Trustee           President  and  Director  of  BMC  Fund,  Inc.,  a  closed-end
 c/o Prudential Mutual Fund                                 investment  company; previously,  Vice Chairman  of Broyhill
 Management, Inc.                                           Furniture Industries,  Inc.;  Certified  Public  Accountant;
 One Seaport Plaza                                          Secretary and Treasurer of Broyhill Family Foundation, Inc.;
 New York, NY                                               Member  of  the  Board  of Trustees  of  Mars  Hill College;
                                                            President, Treasurer  and Director  of The  High Yield  Plus
                                                            Fund,  Inc. and First Financial  Fund, Inc.; Director of The
                                                            Global Government  Plus  Fund,  Inc. and  The  Global  Total
                                                            Return Fund, Inc.

 Eugene C. Dorsey(68)...............    Trustee           Retired  President, Chief Executive Officer and Trustee of the
 c/o Prudential Mutual Fund                                 Gannett Foundation (now Freedom Forum); former Publisher  of
 Management, Inc.                                           four  Gannett  newspapers  and  Vice  President  of  Gannett
 One Seaport Plaza                                          Company;  past  Chairman  of  Independent  Sector  (national
 New York, NY                                               coalition  of philanthropic  organizations); former Chairman of the  American  Council  for the  Arts;  Director  of  the
                                                            Advisory  Board of Chase Manhattan Bank of Rochester and The
                                                            High Yield Income Fund, Inc.

 Delayne Dedrick Gold(57)...........    Trustee           Marketing and Management Consultant.
 c/o Prudential Mutual Fund
 Management, Inc.
 One Seaport Plaza
 New York, NY

*Harry A. Jacobs, Jr.(74)...........    Trustee           Senior Director (since January 1986) of Prudential  Securities
 One Seaport Plaza                                          Incorporated   (Prudential  Securities);   formerly  Interim
 New York, NY                                               Chairman and Chief  Executive Officer  of Prudential  Mutual
                                                            Fund  Management, Inc. (PMF) (June-September 1993); formerly
                                                            Chairman of the Board  of Prudential Securities  (1982-1985)
                                                            and  Chairman of  the Board  and Chief  Executive Officer of
                                                            Bache Group  Inc. (1977-1982);  Director of  the Center  for
                                                            National  Policy, The First Australia  Fund, Inc., The First
                                                            Australia Prime  Income Fund,  Inc., The  Global  Government
                                                            Plus  Fund,  Inc. and  The Global  Total Return  Fund, Inc.;
                                                            Trustee of the Trudeau Institute.

--------------
*"Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.

                                                                               Principal Occupation
       Name, Address and Age          Position with Fund                       During Past 5 Years
------------------------------------  ------------------  --------------------------------------------------------------
 Thomas T. Mooney(53)........    Trustee        President  of the Greater  Rochester Metro Chamber
 c/o Prudential Mutual Fund                     of  Commerce;  formerly  Rochester  City  Manager;
 Management, Inc.                                 Trustee  of  Center  for  Governmental Research,
 One Seaport Plaza                                Inc.; Director of Monroe County Water Authority,
 New York, NY                                     Rochester Jobs, Inc.,  Blue Cross of  Rochester,
                                                  Executive  Service  Corps  of  Rochester, Monroe
                                                  County   Industrial   Development   Corporation,
                                                  Northeast  Midwest  Institute,  First  Financial
                                                  Fund, Inc.,  The  Global Government  Plus  Fund,
                                                  Inc., The Global Total Return Fund, Inc. and The
                                                  High Yield Plus Fund, Inc.

 Thomas H. O'Brien(70).......    Trustee        President  of  O'Brien  Associates  (Financial and
 c/o Prudential Mutual Fund                       Management  Consultants)  (since  April   1984);
 Management, Inc.                                 formerly  President of  Jamaica Water Securities
 One Seaport Plaza                                Corp. (holding  company)  (February  1989-August
 New York, NY                                     1990);  Director (September 1987-April 1991) and
                                                  Chairman  of  the  Board  and  Chief   Executive
                                                  Officer   (September   1987-February   1989)  of
                                                  Jamaica  Water  Supply   Company;  Director   of
                                                  Ridgewood Savings Bank and Yankee Energy System,
                                                  Inc.; Trustee of Hofstra University.

*Richard A. Redeker(52)......    President and  President,  Chief  Executive Officer  and Director
 One Seaport Plaza               Trustee        (since  October  1993)  of  PMF;  Executive   Vice
 New York, NY                                     President,  Director  and  Member  of  Operating
                                                  Committee  (since   October  1993),   Prudential
                                                  Securities;   Director  (since   October  1993),
                                                  Prudential  Securities  Group,  Inc.;  Executive
                                                  Vice   President,   The   Prudential  Investment
                                                  Corporation  (since   January  1994);   formerly
                                                  Senior  Executive Vice President and Director of
                                                  Kemper  Financial   Services,  Inc.   (September
                                                  1978-September  1993); President and Director of
                                                  The  Global  Government  Plus  Fund,  Inc.,  The
                                                  Global Total Return Fund Inc. and The High Yield
                                                  Income Fund, Inc.
--------------
*"Interested"  Trustee, as defined  in the Investment Company  Act, by reason of his affiliation with Prudential Securities or PMF.

                                                                               Principal Occupation
       Name, Address and Age          Position with Fund                       During Past 5 Years
------------------------------------  ------------------  --------------------------------------------------------------
 Nancy H. Teeters(65)........    Trustee        Economist;  formerly  Vice  President  and   Chief
 c/o Prudential Mutual Fund                       Economist (March 1986-June 1990) of
 Management, Inc.                                 International   Business  Machines  Corporation;
 One Seaport Plaza                                Director of Inland Steel Industries (since  July
 New York, NY                                     1991), First Financial Fund, Inc. and The Global
                                                  Total Return Fund, Inc.

 Robert F. Gunia(48).........    Vice           Chief  Administrative  Officer (since  July 1990),
 One Seaport Plaza               President      Director  (since  January  1989),  Executive  Vice
 New York, NY                                     President, Treasurer and Chief Financial Officer
                                                  (since  June 1987) of PMF; Senior Vice President
                                                  (since March  1987)  of  Prudential  Securities;
                                                  Vice  President and Director of The Asia Pacific
                                                  Fund, Inc. (since May 1989).

 S. Jane Rose(49)............    Secretary      Senior Vice President (since January 1991), Senior
 One Seaport Plaza                                Counsel  (since  June   1987)  and  First   Vice
 New York, NY                                     President  (June  1987-December  1990)  of  PMF;
                                                  Senior Vice President and Senior Counsel  (since
                                                  June  1992)  of Prudential  Securities; formerly
                                                  Vice President and Associate General Counsel  of
                                                  Prudential Securities.

 Grace Torres(36)............    Treasurer and  First  Vice President  (since March  1994) of PMF;
 One Seaport Plaza               Principal      First  Vice  President   (since  March  1994)   of
 New York, NY                    Financial and    Prudential   Securities;  prior   thereto,  Vice
                                 Accounting       President of Bankers Trust Corporation.
                                 Officer

 Ronald Amblard(37)..........    Assistant      First Vice  President  (since  January  1994)  and
 One Seaport Plaza               Secretary      Associate  General Counsel (since January 1992) of
 New York, NY                                     PMF;  Vice  President   and  Associate   General
                                                  Counsel  of Prudential Securities (since January
                                                  1992);  formerly,   Assistant  General   Counsel
                                                  (August   1988-December  1991),  Associate  Vice
                                                  President (January 1989-December 1990) and  Vice
                                                  President (January 1991-December 1993) of PMF.

 Deborah A. Docs(37).........    Assistant      Vice   President  and  Associate  General  Counsel
 One Seaport Plaza               Secretary      (since January 1993)  of PMF;  Vice President  and
 New York, NY                                     Associate  General Counsel  (since January 1993)
                                                  of Prudential  Securities; previously  Associate
                                                  Vice  President  (January  1990-December  1992),
                                                  Assistant Vice President (January  1989-December
                                                  1989)  and  Assistant General  Counsel (November
                                                  1991-
                                                  December 1992) of PMF.

    Trustees and officers of the Fund are also Trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Mutual Fund Distributors, Inc.

    The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Fund pays each of its Trustees who is not an affiliated person of the Manager or the Fund's investment adviser annual compensation of $9,000, in addition to certain out-of-pocket expenses. Mr. Dorsey receives his Trustees' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC Exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72 except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Jacobs and O'Brien are scheduled to retire on December 31, 1999, 1998 and 1999, respectively.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager.

    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended August 31, 1995 to the Trustees who are not affiliated with the Manager and the aggregate compensation paid to such Trustees for service on the Fund's Board and the Boards of any other investment companies managed by PMF (Fund Complex) for the calendar year ended December 31, 1994.

                               Compensation Table

                                                                                                          Total
                                                               Pension or                              Compensation
                                                               Retirement                               From Fund
                                              Aggregate     Benefits Accrued     Estimated Annual        and Fund
                                             Compensation    As Part of Fund       Benefits Upon       Complex Paid
Name and Position                             From Fund         Expenses            Retirement         to Trustees
------------------------------------------  --------------  -----------------  ---------------------  --------------
Edward D. Beach, Trustee..................    $    9,000             None                  N/A         $    159,000(20/39)**
Eugene C. Dorsey, Trustee.................    $    9,000             None                  N/A         $     61,000*(7/34)**
Delayne Dedrick Gold, Trustee.............    $    9,000             None                  N/A         $    185,000(24/43)**
Thomas T. Mooney, Trustee.................    $    9,000             None                  N/A         $    126,000(15/36)**
Thomas H. O'Brien, Trustee................    $    9,000             None                  N/A         $     44,000(6/24)**
Nancy H. Teeters, Trustee.................    $    9,000             None                  N/A         $     95,000(12/28)**

--------------

 * All compensation for the calendar year ended December 31, 1994 represents deferred compensation. Aggregate compensation from the Fund for the fiscal year ended August 31, 1995, including accrued interest, amounted to $10,075. Aggregate compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1994, including accrued interest, amounted to approximately $61,000.

** Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

    As of October 13, 1995, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of each series of the Fund.

    As of October 13, 1995, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a Series were: Randall E.L. Falck, revocable trust DTD 12/03/91, FBO

Randall E.L. Falck, Randall E.L. Falck Trustee, 8049 Whisper Lake Lane W., Ponte Vedra, FL 32082 3115, who held 50,921 Class C shares of Florida Series (5.8%); Joseph R. Rainwater Trustee, Brown V Rainwater Living Trust #1, UA DTD 06/21/86, P.O. Box 10875, Pensacola, FL 32524-0875, who held 45,997 Class C shares of the Florida Series (5.2%); Prudential Mutual Fund Management, Inc., Attn. Dennis Annarumma, One Seaport Plaza, New York, NY 10038-3526, who held 171,851 Class A shares of Hawaii Income Series (62.5%); Evelyn J. Gerner, Trustee, Amended and Restated Self Trusted TR UA DTD 09/03/87, 619 Hunakai St., Honolulu, HI 96816-4909, who held 60,986 Class A shares of Hawaii Income Series (22.2%); Evelyn J. Gerner, Trustee, Amended and Restated Self Trusted TR UA DTD 09/05/87, 619 Hunakai St., Honolulu, HI 96816-4909, who held 60,987 Class B shares of Hawaii Income Series (8.2%); Erica K. Hsiao, Trustee, C. Hsiao & Erica Hsiao TR DTD 9/27/83, 1434 Punahou St., Honolulu, Hawaii 96822-4754, who held 43,520 Class B shares of Hawaii Income Series (5.8%); Desmond K. Brooks and Pauline M. Brooks and Sharon M. Wong, JTWROS C/O INS INC, 210 Ward Ave. #216, Honolulu, HI 96814-4008, who held 4,750 Class C shares of Hawaii Income Series (6.8%); Ralph
S. Tawata & Betty Y. Tawata, JT TEN, 3150 Oahu Ave., Honolulu, HI 96822-1246, who held 6,274 Class C shares of Hawaii Income Series (9.0%); Saundra Gay Lormand, Trustee, The Mildred Evelyn Metzler Kraynik RLT UA DTD 1/2/92, FBO Mildred E. M. Kraynik, 1641 Vancouver Way, Livermore, CA 94550-6133, who held 4,514 Class C shares of Hawaii Income Series (6.4%); Thomas K. Tsubota and Miyako I. Isubota, Trustees FBO, Thomas K. & Miyuako I. Tsubota REV Living Trust DTD 04/19/90, 911 11th Ave., Honolulu, HI 96816-2240, who held 10,670 Class C shares of Hawaii Income Series (15.2%); Miyoko Goto, Trustee FBO Miyoko Goto REV Living Trust DTD 2/05/83, 2320 Liliha St., Honolulu, HI 96817-1648, who held 5,465 Class C shares of Hawaii Income Series (7.8%); and Trish D. Eustace, 1930 Alaeloa St., Honolulu, HI 96821-1019, who held 6,550 Class C shares of Hawaii Income Series (9.4%); Henry Nathan II & Elaine T. Nathan, JT TEN, 6222 Roblynn Road, Laurel, MD 20707-2635, who held 1,416 Class C shares of the Maryland Series (24.0%); Elbertha S. Cassedy, 506 S. Newkirk St., Baltimore, MD 21224-4429, who held 1,308 Class C shares of Maryland Series (22.1%); Prudential Securities, Inc., FA Erma N. Ruble, who held 1,025 Class C shares of Maryland Series (17.3%); Milton Bryant Jr., c/o Universal Systems, Inc., 14585 Avion Pky, Chantilly, VA 22021-1132, who held 2,153 Class C shares of Maryland Series (36.4%); Ellen D. Rothberg, 102 West Emerson St., Melrose, MA 02176-3129, who held 280 Class C shares of Massachusetts Series (22.6%); Penny Boyce, P.O. Box 392, Bolton, MA 01740-0392, who held 94 Class C shares of Massachusetts Series (7.5%); George Cares & Hope Cares, JT TEN, 356 Maryland Ave., N.E., Grand Rapids, MI 49503-3940, who held 5,765 Class C shares of Michigan Series (6.8%); Lester I. Fall, Jr., Cynthia D. Fall, JT TEN, 12460 Lincoln, Burt, MI 48417-9746, who held 1,365 Class C shares of Michigan Series (16.2%); David D. Verdier, Trustee, The David D. Verdier Trust, UA DTD 06/02/90, 3043 Mary Ave., East Grand Rapids, MI 49506-3150, who held 1,291 Class C shares of Michigan Series (15.3%); Leu Lasevich & Larisa Lasevich, JT TEN, 167 Nathan Drive, North Brunswick, NJ 08902-1234, who held 7,283 Class C shares of New Jersey Series (5.3%); Renaldo Sigismondi, 579 Lloyd Road, Aberdeen, NJ 07747-1330, who held 15,061 Class C shares of New Jersey Series (10.0%); Edward J. Thran & Mary Ann Thran, JT TEN, Lions Head South, 7 Marta Ct., Brick, NJ 08723-7830, who held 16,993 Class C shares of New Jersey Series (12.4%); Richard A. Sperling MD, 25 Sparrowbush Road, Upper Saddle River, NJ 07458-1411, who held 7,818 Class C shares of New Jersey Series (5.7%); James J. Castello & Frances N. Castello, JT TEN, 6 Pine Tree Road, Ramsey, NJ 07496-2118, who held 10,298 Class C shares of New Jersey Series (7.5%); Dolores Truex, 126 Mayetta Landing Road, West Creek, NJ 08092-3100, who held 19,770 Class C shares of New Jersey Series (19.4%); Prudential Securities Inc., FA Arsenio Stadile, who held 14,229 Class C shares of New Jersey Series (10.4%); Kandala K. Chary MD & Vaidehi Chary, JT TEN, 99 Roxbury Pk, East Amherst, NY 14051-1769, who held 3,161 Class C shares of New York Series (7.1%); Henry Hocker & Gloria Hocker, JT TEN, 15 West Suffolk Ave., Central Islip, NY 11722-2142, who held 11,684 Class C shares of New York Series (26.2%); Shelley Fehrenbach, 2 Cherry Lane, Kings Point, NY 11024-1122, who held 4,683 Class C shares of New York Series (10.5%); Suzanne E. Tyo & Carol Ann Tyo, JT TEN, 14 Maple Ave., Shortsville, NY 14548-9316, who held 2,717 Class C shares of New York Series (6.1%); Hannah B. Falk, Parklane Apts., 33 Gates Circle, Buffalo, NY 14209-1197, who held 2,635 Class C shares of New York Series (5.9%); Mark A. Pieczonka & Catherine A. Pieczonka, JT TEN, 18 Monett Pl., Greenlawn, NY 11740-1910, who held 9,438 Class C shares of New York Series (21.1%); Steven J. Sybert, Rosalie B. Sybert, JT TEN, 4509 Coburn Ct., Charlotte, NC 28277-2551, who held 2,797 Class C shares of North Carolina Series (48.3%); Howard G. Hochrian, 1200 Dwire Pl., Durham, NC 27706-2515, who held 955 Class C shares of North Carolina Series (16.5%); S. J. Black and Son, Inc., P.O. Box 1105, Monroe, NC 28111-1105, who held 838 Class C shares of North Carolina Series (19.5%); Janet M. Kean,

Thomas J. Kean, Co-Trustees, Janet H. Kean Revocable Living Trust, UA DTD 10/30/91, 17404 Randalls Ferry Road, Norwood, NC 28128-7460, who held 978 Class C shares of North Carolina Series (16.9%); Prudential Securities, Inc., FA William A. Arthur, who held 1,218 Class C shares of Ohio Series (11.1%); Agnes
M. Jones & Sara J. Warner, JT TEN, 42 Carr St., Jackson, OH 45640-2106, who held 8,846 Class C shares of Ohio Series (80.6%); Dale R. Innan & Diane S. Innan, JT TEN, 300 High St., Troy, PA 16947-1114, who held 5,074 Class C shares of Pennsylvania Series (14.8%); Thomas E. Flack & Dorothy E. Flack, JT TEN, 2604 Radcliffe Road, Brodmall, PA 19008-2115, who held 4,775 Class C shares of Pennsylvania Series (13.9%); Barry L. Joel & Tammy L. Joel, JT TEN, 7386 Beacon Hill Dr., Pittsburgh, PA 15221-2569, who held 4,056 Class C shares of Pennsylvania Series (11.8%); Virginia N. Long, 504 Lombard St., Tamaqua, PA 18252-1006, who held 2,514 Class C shares of Pennsylvania Series (7.3%); Henry
E. Hollander & Anita R. Hollander, JT TEN, 149 Autumn Drive, Level Green, PA 15085-1424, who held 3,037 Class C shares of Pennsylvania Series (8.8%).

    As of October 13, 1995, Prudential Securities was the record holder for other beneficial owners of the following shares of the series, representing the percentage shown of the outstanding shares of each such series:

     Series                            Class A                 Class B                Class C
     -------------------------  ----------------------  ----------------------  --------------------
     Florida..................   9,872,943       (84%)     759,014       (88%)   799,595       (91%)
     Hawaii Income............     102,518       (37%)     677,110       (91%)    69,084       (89%)
     Maryland.................     956,435       (59%)   1,104,579       (55%)     4,594       (78%)
     Massachusetts............   1,296,831       (56%)   1,226,002       (51%)     1,222       (98%)
     Michigan.................   1,102,448       (50%)   1,815,895       (53%)     7,055       (84%)
     New Jersey...............   3,638,309       (82%)  17,894,009       (81%)   120,750       (88%)
     New York.................   8,354,938       (61%)   9,085,277       (67%)    43,833       (98%)
     North Carolina...........   1,566,363       (67%)   2,710,667       (78%)     2,966       (51%)
     Ohio.....................   2,221,331       (53%)   2,677,455       (51%)    10,063       (92%)
     Pennsylvania.............   2,305,740       (49%)   8,665,614       (45%)    16,333       (78%)

    As of October 13, 1995, Prudential Securities was the record holder for other beneficial owners of 67,482,240 shares (or 99% of those outstanding) of the Connecticut Money Market Series, 59,998,344 shares (or 99% of those outstanding) of the Massachusetts Money Market Series, 217,127,616 shares (or 99% of those outstanding) of the New Jersey Money Market Series and 315,379,244 shares (or 99% of those outstanding) of the New York Money Market Series. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                    MANAGER

    The manager of the Fund is Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292. PMF serves as manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus of each series. As of September 30, 1995, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $51 billion. According to the Investment Company Institute, as of September 30, 1995, the Prudential Mutual Funds were the 13th largest family of mutual funds in the United States.

    PMF is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries:
Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of each series and the composition of each series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

    For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the average daily net assets of each series. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended August 31, 1995. Currently, the Fund believes that the most restrictive expense limitation of state securities commissions is 2 1/2% of a series' average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess of $100 million.

    In connection with its management of the business affairs of the Fund, PMF bears the following expenses:

  (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of PMF or the Fund's investment adviser;

  (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

  (c)    the costs and expenses payable to The Prudential Investment Corporation
(PIC) pursuant to the subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the
Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communication expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement also provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Trustees of the Fund, including a majority of the Trustees who are not parties to such contract or interested persons of any such party as defined in the

Investment Company Act, on May 5, 1995 and by shareholders of each series of the Fund then in existence on December 28, 1988, by shareholders of the Florida Series and the New Jersey Money Market Series on December 30, 1991, by the shareholders of the Connecticut Money Market Series and the Massachusetts Money Market Series on November 10, 1992 and by the sole shareholder of the Hawaii Income Series on September 19, 1994.

    The amount of the management fee paid by each series of the Fund to PMF for the fiscal years ended August 31, 1993, 1994 and 1995 was as follows:

                                                                               1993               1994               1995
                                                                         -----------------  -----------------  -----------------
Arizona*...............................................................  $      286,344     $      313,334     $      268,246(a)
Connecticut Money Market...............................................         --     (b)          63,440(b)          71,379(b)
Florida................................................................         247,845(c)         311,558(c)         231,778(c)
Georgia*...............................................................          94,559            108,130             86,901(d)
Hawaii Income..........................................................             N/A                N/A             41,133(e)
Maryland...............................................................         279,241            290,509            210,311(f)
Massachusetts..........................................................         286,520            310,614            258,040(g)
Massachusetts Money Market.............................................         --     (h)          44,800(h)          53,649(h)
Michigan...............................................................         319,163            383,005            323,133(i)
Minnesota*.............................................................         130,014            136,463            108,549(j)
New Jersey.............................................................       1,236,812(k)       1,347,284(k)       1,047,300(k)
New Jersey Money Market................................................         523,804(l)         634,767(l)         642,087(l)
New York...............................................................       1,697,889          1,820,106          1,518,552(m)
New York Money Market..................................................       1,378,198          1,402,462          1,463,815
North Carolina.........................................................         346,561            378,373            313,847(n)
Ohio...................................................................         564,784            630,490            538,657(o)
Pennsylvania...........................................................       1,186,546          1,384,548          1,182,799(p)

------------------------
 *  No shares of this Series currently are outstanding.

(a)  PMF voluntarily waived a portion of its management fee of $19,126.

(b) PMF voluntarily waived all or a portion of its management fee of $265,760, $243,395 and $214,138, respectively.

(c) PMF voluntarily waived a portion of its management fee of $371,767, $467,337 and $464,337, respectively.

(d)  PMF voluntarily waived a portion of its management fee of $6,103.

(e)  PMF voluntarily waived a portion of its management fee of $3,651.

(f)  PMF voluntarily waived a portion of its management fee of $14,170.

(g)  PMF voluntarily waived a portion of its management fee of $18,492.

(h) PMF voluntarily waived all or a portion of its management fee of $161,228, $167,335 and $160,946, respectively.

(i)   PMF voluntarily waived a portion of its management fee of $22,911.

(j)   PMF voluntarily waived a portion of its management fee of $7,592.

(k) PMF voluntarily waived a portion of its management fee of $412,271, $449,095 and $483,073, respectively.

(l) PMF voluntarily waived a portion of its management fee of $323,145, $211,404 and $214,029, respectively.

(m)  PMF voluntarily waived a portion of its management fee of $108,361.

(n)  PMF voluntarily waived a portion of its management fee of $22,350.

(o)  PMF voluntarily waived a portion of its management fee of $38,218.

(p)  PMF voluntarily waived a portion of its management fee of $84,187.

    PMF has entered into the Subadvisory Agreement with PIC (the Subadviser). The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services. The unit of PIC which provides investment advisory services to the Fund is known as Prudential Mutual Fund Investment Management.

    Peter Allegrini oversees the municipal bond team at the Subadviser. He also serves as the portfolio manager of the High Yield Series of Prudential Municipal Bond Fund and the Pennsylvania Series of the Fund. He has been in the investment business since 1978.

    The Subadvisory Agreement was last approved by the Trustees, including a majority of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 5, 1995, by shareholders of each series of the Fund then in existence on December 28, 1988, by shareholders of the Florida Series and the New Jersey Money Market Series on December 30, 1991, by shareholders of the Connecticut Money Market Series and the Massachusetts Money Market Series on November 10, 1992 and by the sole shareholder of the Hawaii Income Series on September 19, 1994.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

    The Subadviser maintains a credit unit which provides credit analysis and research on both tax-exempt and taxable fixed-income securities. The portfolio managers routinely consult with the credit unit in managing the Fund's portfolios. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts.

    With respect to tax-exempt issuers, credit analysts review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specified projects and to evaluate the progress of construction or the operation of a facility.

    The Manager and the Subadviser are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in the North America as of December 31, 1994. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons worldwide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisors. It insures or provides other financial services to more than 50 million worldwide--to more than one of every five people in the United States. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential has been engaged in the insurance business since 1875. In July 1995, INSTITUTIONAL INVESTOR ranked Prudential the third largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1994. As of December 31, 1994, Prudential through it subsidiaries provided automobile insurance for more than 1.8 million cars and insured more than 1.5 million homes. For the year ended December 31, 1994, The Prudential Bank, a subsidiary of Prudential, served 940,000 customers in 50 states providing credit card services and loans totaling more than $1.2 billion. Assets held by PSI for its clients totaled approximately $150 billion at December 31, 1994. During 1994, over 28,000 new customer accounts were opened each month at PSI. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.

    Based on data for the year ended December 31, 1994 for the Prudential Mutual Funds, on an average day, there are approximately $80 million in common stock transactions, over $100 million in bond transactions and over $4.1 billion in money market transactions. In 1994, the Prudential Mutual Funds effected more than 57,000 trades in money market securities and held on average $21 billion of money market securities. Based on complex-wide data for the year ended December 31, 1994, on an average day, 7,168 shareholders telephoned PMFS, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls and approximately 1.1 million fund transactions.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

                                  DISTRIBUTOR

    Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class A shares of each series of the Fund having Class A shares and of the shares of the money market series and of the shares of the New York Income Series (which are not divided into classes). Prudential Securities, One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class B and Class C shares of the Fund.

    Under separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), PMFD and Prudential Securities (collectively, the Distributor) incur the expenses of distributing the Fund's Class A, Class B and Class C shares. See "How the Fund is Managed--Distributor" in each series' Prospectus.

    Prior to January 22, 1990, the non-money market series of the Fund offered only one class of shares (the then existing Class B shares). On October 19, 1989, the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to any one of the Plans (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on the Class A and Class B Plans, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and
(ii) up to .50 of 1% (including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. Total distribution fees (including the service fee of .25 of 1%) may not exceed .50 of 1%. On May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Plans, adopted a plan of distribution for the Class C shares and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. Also on May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, approved a plan of distribution (the Florida Series' Class C Plan) for the Florida Series' Class D shares (now called Class C shares). The Plans were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 5, 1995. The Class A Plan, as amended, was approved by Class A and Class B shareholders, the Class B Plan was approved by Class B shareholders and the Class C Plan was approved by the Class C shareholders on July 19, 1994. The Florida Series' Class C Plan was approved by the sole shareholder of the Class C shares of the Florida Series on June 30, 1993. The Class B Plan was approved by the sole shareholder of the Florida Series' Class B shares on August 1, 1994. The Class A Plan and Class B Plan were approved by the sole shareholder of Class A and Class B shares of the Hawaii Income Series on September 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares of the Hawaii Income Series on September 19, 1994 and of the other series having Class C shares on August 1, 1994.

    Class A Plan. For the fiscal year ended August 31, 1995, PMFD received the following payments under the Class A Plan from the series currently in existence:

Series
----------------------------------------------------------------------------------
Florida...........................................................................  $  82,514
Hawaii Income.....................................................................      2,641
Maryland..........................................................................     11,341
Massachusetts.....................................................................     15,837
Michigan..........................................................................     16,932
New Jersey........................................................................     30,290
New York..........................................................................     95,024
North Carolina....................................................................     15,244
Ohio..............................................................................     29,904
Pennsylvania......................................................................     30,092

    This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended August 31, 1995, PMFD also received approximate initial sales charges with respect to the sale of Class A shares of the currently existing series as follows:

Series
--------------------------------------------------------------------------------
Florida.........................................................................  $   170,300
Hawaii Income...................................................................       19,600
Maryland........................................................................        3,000
Massachusetts...................................................................        6,800
Michigan........................................................................        8,100
New Jersey......................................................................       16,200
New York........................................................................       39,400
North Carolina..................................................................      112,600
Ohio............................................................................       14,300
Pennsylvania....................................................................       32,000

    Class B Plan. For the fiscal year ended August 31, 1995, Prudential Securities received the distribution fees paid by the following series of the Fund and the proceeds of contingent deferred sales charges paid by investors on the redemption of Class B shares of each currently existing series as set forth below:

                                                                                 Approximate
                                                                                 Contingent
                                                                                  Deferred
Series                                                           Amount of Fee  Sales Charges
---------------------------------------------------------------  -------------  -------------
Florida........................................................  $      23,495  $       7,500
Hawaii Income..................................................          2,641         12,700
Maryland.......................................................        167,486        134,200
Massachusetts..................................................        197,277         69,000
Michigan.......................................................        261,080        127,100
New Jersey.....................................................      1,374,973        665,400
New York.......................................................      1,150,164        360,200
North Carolina.................................................        259,815         97,900
Ohio...........................................................        427,051        165,700
Pennsylvania...................................................      1,115,411        427,000

    For the fiscal year ended August 31, 1995, it is estimated that Prudential Securities spent approximately the following amounts on behalf of the currently existing series of the Fund:

                                                                  Compensation    Approximate
                      Printing and  Commission                   to Prusec* for      Total
                        Mailing     Payments to                    Commission       Amount
                      Prospectuses   Financial                    Payments to      Spent By
                        to Other    Advisers of  Overhead Costs  Representatives  Distributor
                      Than Current  Prudential   of Prudential     and Other     on Behalf of
Series                Shareholders  Securities    Securities**     Expenses**       Series
--------------------  ------------  -----------  --------------  --------------  -------------
Florida.............  $    4,700    $   36,200   $    318,600    $    16,400     $    375,900
Hawaii Income.......       6,400        95,700        142,500            500          245,100
Maryland............       8,800        53,700         15,000         13,400           90,900
Massachusetts.......      11,700        57,300         32,800         20,500          122,300
Michigan............       8,600        82,600         49,200         30,100          170,500
New Jersey..........      15,100       393,400        200,300         64,400          673,200
New York............      10,400       397,700        176,000        110,000          694,200
North Carolina......       8,500        77,100         43,000         15,500          144,100
Ohio................       9,900       119,700         58,000         93,000          280,600
Pennsylvania........      12,400       327,600        171,300        215,000          726,300

------------------
 *Pruco Securities Corporation, an affiliated broker-dealer.
**Including lease, utility and sales promotional expenses.

    The term "overhead costs" represents (a) the expenses of operating the branch offices of Prudential Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of each applicable series of the Fund. The amount of distribution expenses reimbursable by the Fund is reduced by the amount of such contingent deferred sales charges.

    Class C Plan. For the fiscal year ended August 31, 1995, Prudential Securities received the distribution fees paid by the following series of the Fund under the Class C Plan and the proceeds of contingent deferred sales charges paid by investors on the redemption of shares of each currently existing series as set forth below:

                                                                                Approximate
                                                                                 Contingent
                                                                                  Deferred
                                                                                   Sales
Series                                                          Amount of Fee     Charges
--------------------------------------------------------------  --------------  ------------
Florida.......................................................    $   76,991     $    1,000
Hawaii Income.................................................        29,804            100
Maryland......................................................           437         --
Massachusetts.................................................           104         --
Michigan......................................................           458         --
New Jersey....................................................         5,924            100
New York......................................................         2,439         --
North Carolina................................................           241            100
Ohio..........................................................           458         --
Pennsylvania..................................................         1,672            600

    Distribution fees were expended primarily for payment of account servicing fees.

    Pursuant to Rule 12b-1, the Plans and the money market series' Plan of Distribution (collectively, the Plans) were last approved by the Trustees of the Fund, including the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Plans on May 5, 1995.

    The Plans provide that they shall continue in effect from year to year with respect to each series, provided such continuance is approved annually by a vote of the Trustees of the Fund in the manner described above. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the applicable class on not more than 60 days' nor less than 30 days' written notice to any other party to the Plans. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

    Pursuant to each Distribution Agreement, the Fund has agreed to indemnify Prudential Securities and PMFD to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. The Distribution Agreements were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 5, 1995.

    The Connecticut Money Market, Massachusetts Money Market, New Jersey Money Market, and the New York Money Market Series' Plan of Distribution (the Money Market Plan) was last approved by the Trustees of the Fund, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Money Market Plan, on May 5, 1995. The Money Market Plan was approved by shareholders of the New York Money Market Series on December 28, 1988, by shareholders of the New Jersey Money Market Series on December 30, 1991 and by shareholders of the Connecticut Money Market Series and Massachusetts Money Market Series on November 10, 1992. For the fiscal year ended August 31, 1995, PMFD incurred distribution expenses with respect to the money market series, all of which were recovered by PMFD through the distribution fee paid by the series, as follows:

                                                                                           Distribution
Series                                                                                       Expenses
-----------------------------------------------------------------------------------------  ------------
Connecticut Money Market.................................................................   $   71,379
Massachusetts Money Market...............................................................       53,649
New Jersey Money Market..................................................................      214,029
New York Money Market....................................................................      365,954

    On October 21, 1993, Prudential Securities (PSI) entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

    NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a series of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class of any series, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities and futures and options thereon for each series of the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. The term "Manager" as used in this section includes the Subadviser. Purchases and sales of securities on a securities exchange, which are not expected to be a significant portion of the portfolio securities of any series, are effected through brokers who charge a commission for their services. Broker-dealers may also receive commissions in connection with options and futures transactions, including the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus it will not deal in over-the-counter securities with Prudential Securities acting as a market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities for each series of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. The Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure the research and investment services described above, subject to review by the Fund's Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the series' ability to pursue their present investment objectives. However, in the future in other circumstances, the series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    During the fiscal years ended August 31, 1995, 1994 and 1993, the series paid brokerage commissions on certain futures transactions as set forth below. During these periods, the series paid no brokerage commissions to Prudential Securities.

                                                                                     Brokerage Commissions
                                                                                -------------------------------
Series                                                                            1995       1994       1993
------------------------------------------------------------------------------  ---------  ---------  ---------
Connecticut Money Market......................................................          0          0          0
Florida.......................................................................  $  10,973  $   4,113  $   2,013
Hawaii Income.................................................................      1,680        N/A        N/A
Maryland......................................................................      5,513        613        437
Massachusetts.................................................................      1,820        263        613
Massachusetts Money Market....................................................          0          0          0
Michigan......................................................................      4,550      2,030      3,623
New Jersey....................................................................     17,098        875          0
New Jersey Money Market.......................................................          0          0          0
New York......................................................................     13,581          0      2,415
New York Money Market.........................................................          0          0          0
North Carolina................................................................     20,213        175        875
Ohio..........................................................................     15,698      4,953      1,418
Pennsylvania..................................................................     22,033        875      2,468

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of each series of the Fund, other than the money market series, may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Shareholder Guide--How to Buy Shares of the Fund" in each series' Prospectus. The series (other than the money market series and the New York Income Series) issue three classes of shares, designated Class A, Class B and Class C shares. Class C shares of the Florida Series were formerly called Class D shares.

    Each class of shares represents an interest in the same portfolio of investments of the series and has the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A distribution and service plan to both Class A and Class B shareholders) and
(iii) only Class B shares have a conversion feature. See "Distributor." Each class also has separate exchange privileges. See "Shareholder Investment Account--Exchange Privilege."

    For a description of the methods of purchasing shares of the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series or the New York Money Market Series, see "Shareholder Guide--How to Buy Shares of the Fund" in the money market series' Prospectuses.

Specimen Price Make-Up

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 3% and Class B* and Class C* shares are sold at net asset value. Using the net asset value at August 31, 1995 of each series currently in existence (other than the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series), the maximum offering price of the series' shares is as follows:

Class A                                    FL     HI     MD     MA     MI     NJ     NY     NC     OH     PA
---------------------------------------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net asset value and redemption price per
 Class A share.......................... $10.06 $12.13 $10.66 $11.63 $11.89 $10.98 $11.91 $11.19 $11.92 $10.55
Maximum sales charge (3% of offering
 price).................................    .31    .38    .33    .36    .37    .34    .37    .35    .37    .33
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Offering price to public................ $10.37 $12.51 $10.99 $11.99 $12.26 $11.32 $12.28 $11.54 $12.29 $10.88
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------


Class B                                    FL     HI     MD     MA     MI     NJ     NY     NC     OH     PA
---------------------------------------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net asset value, redemption price and
 offering price to public per Class B
 share*................................. $10.06 $12.13 $10.67 $11.62 $11.88 $10.98 $11.91 $11.19 $11.93 $10.55
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------

Class C                                    FL     HI     MD     MA     MI     NJ     NY     NC     OH     PA
---------------------------------------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net asset value, redemption price and
 offering price to public per Class C
 share*................................. $10.06 $12.13 $10.67 $11.62 $11.88 $10.98 $11.91 $11.19 $11.93 $10.55
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------

--------------
*Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of each applicable series.

Reduction and Waiver of Initial Sales Charges--Class A Shares

    Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Fund or other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the applicable Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

  (a)   an individual;

  (b)   the individual's spouse, their children and their parents;

  (c)   the individual's and spouse's Individual Retirement Account (IRA);

  (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

  (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

  (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

  (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

    Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectuses. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

    Letters of Intent. Reduced sales charges are also available to investors or an eligible group of related investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.

    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

Waiver of the Contingent Deferred Sales Charge--Class B Shares

    The contingent deferred sales charge is waived under circumstances described in the applicable Prospectuses. See Shareholder Guide--How to Sell Your Shares--Waiver of the Contingent Deferred Sales Charges-- Class B Shares" in the Prospectuses. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver                                Required Documentation
Death                                             A  copy of  the shareholder's  death certificate
                                                  or, in  the  case of  a  trust, a  copy  of  the
                                                  grantor's  death certificate, plus a copy of the
                                                  trust agreement identifying the grantor.
Disability--An  individual  will  be  considered  A  copy  of the  Social  Security Administration disabled if he or she is unable to engage in any  award letter or a letter from a physician on the
substantial gainful  activity by  reason of  any  physician's    letterhead   stating   that   the
medically  determinable   physical   or   mental  shareholder  (or, in  the case  of a  trust, the
impairment which can  be expected  to result  in  grantor)  is  permanently  disabled.  The letter death or to be of long-continued and  indefinite  must also indicate the date of disability.
duration.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Quantity Discount--Class B Shares Purchased Prior to August 1, 1994

    The CDSC is reduced on redemptions of Class B shares of a series of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of a series of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of a series of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of a series of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                               Contingent Deferred Sales Charge
                              as a Percentage of Dollars Invested
                                    or Redemption Proceeds
   Year Since Purchase     -----------------------------------------
      Payment Made         $500,001 to $1 million    Over $1 million
-------------------------  -----------------------   ---------------
First....................             3.0%                  2.0%
Second...................             2.0%                  1.0%
Third....................             1.0%                  0%
Fourth and thereafter....             0%                    0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a series. An investor may direct the Transfer Agent in writing by the first business day of the month to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value (without a sales charge) by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. The investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

Exchange Privilege

    Each series makes available to its shareholders the privilege of exchanging their shares of a series for shares of other series of the Fund and certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

    It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of other series of the Fund or certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange
Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

    The  following  money  market  funds participate  in  the  Class  A Exchange
Privilege:

       Prudential California Municipal Fund
        (California Money Market Series)

       Prudential Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)

       Prudential Municipal Series Fund
        (Connecticut Money Market Series)
        (Massachusetts Money Market Series)
        (New Jersey Money Market Series)
        (New York Money Market Series)

       Prudential MoneyMart Assets

       Prudential Tax-Free Money Fund

    Class B and Class C. Shareholders of each series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of other series of the Fund or certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the

CDSC holding period, exchanges are deemed to have been made on the last day of the month.Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a series, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C Exchange Privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging (not applicable to the money market series)

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

                    Period of
               Monthly Investments:                  $100,000     $150,000     $200,000     $250,000
--------------------------------------------------  -----------  -----------  -----------  -----------
25 Years..........................................   $     110    $     165    $     220    $     275
20 Years..........................................         176          264          352          440
15 Years..........................................         296          444          592          740
10 Years..........................................         555          833        1,110        1,338
 5 Years..........................................       1,371        2,057        2,742        3,428

See "Automatic Savings Accumulation Plan."
------------------------
    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Savings Accumulation Plan (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a series monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the series. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

Systematic Withdrawal Plan

    A withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of each applicable series.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan.

How to Redeem Shares of the Money Market Series

    Redemption orders submitted to and received by Prudential Mutual Fund Services, Inc. (PMFS) will be effected at the net asset value next determined after receipt of the order. Shareholders of the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series (other than Prudential Securities clients for whom Prudential Securities has purchased shares of such Series) may use Check Redemption, Expedited Redemption or Regular Redemption.

  CHECK REDEMPTION

    Shareholders are subject to the Custodian's rules and regulations governing checking accounts, including the right of the Custodian not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

    Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available to cover checks until 10 days after receipt of the purchase check by PMFS unless the Fund or PMFS has been advised that the purchase check has been honored. Such delay may be avoided by purchasing shares by certified or official bank checks or by wire. If insufficient shares are in the account, or if the purchase was made by check within 10 days, the check is returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account. Checks in an amount less than $500 will not be honored.

    There is a service charge of $5.00 payable to PMFS to establish a checking account and to order checks. The Custodian and the Fund have reserved the right to modify this checking account privilege or to impose a charge for each check presented for payment for any individual account or for all accounts in the future.

    The Fund or PMFS may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services, Inc., Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  EXPEDITED REDEMPTION

    To request Expedited Redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time. Requests by letter should be addressed to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015.

    In order to change the name of the commercial bank or account designated to receive redemption proceeds, it is necessary to execute a new Expedited Redemption Authorization Form and submit it to PMFS at the address set forth above. Requests to change a bank or account must be signed by each shareholder and each signature must be guaranteed by: (a) a commercial bank which is a member of the Federal Deposit Insurance Corporation; (b) a trust company; or (c) a member firm of a domestic securities exchange. Guarantees must be signed by an authorized signatory of the bank, trust company or member firm, and "Signature Guaranteed" should appear with the signature. Signature guarantees by savings banks, savings and loan associations and notaries will not be accepted. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians.

    To receive further information, investors should contact PMFS at (800) 225-1852.

  REGULAR REDEMPTION

    Shareholders may redeem their shares by sending to PMFS, at the address set forth above, a written request, accompanied by duly endorsed share certificates, if issued. If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential District or Ordinary offices. The Fund may change the signature guarantee requirements from time to time on notice to shareholders, which may be given by means of a new Prospectus. All correspondence concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. Regular redemption is made by check sent to the shareholder's address.

Mutual Fund Programs

    From time to time, the Fund (or a portfolio of the Fund) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    The net asset value per share of a series is the net worth of such series (assets including securities at value minus liabilities) divided by the number of shares of such series outstanding. Net asset value is calculated separately for each class. The Fund will compute the net asset value of each such series (except the money market series) once daily at 4:15 P.M., New York time, on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the series have been received or on days on which changes in the value of the series' portfolio securities do not affect net asset value. The Fund will compute the net asset value of the money market series at 4:30 P.M., New York time, on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the money market series have been received or on days on which changes in the value of the money market series' portfolio securities do not affect net asset value. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time (with respect to shares of the non-money market series of the Fund) and between such closing and 4:30 P.M., New York time (with respect to the money market series of the Fund).

    Portfolio securities for which market quotations are readily available are valued at their bid quotations. Securities for which market quotations are not readily available are valued at fair value in accordance with procedures adopted by the Trustees. Under these procedures the Fund values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Trustees believe that reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities. As a result, depending on the particular tax-exempt securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon fair value determined under the foregoing procedures. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original term to maturity was less than 60 days, or are valued at amortized cost on the 60th day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    The money market series use the amortized cost method to determine the value of their portfolio securities in accordance with regulations of the SEC. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

    With respect to the money market series, the Trustees have determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of "eligible quality" in accordance with regulations of the SEC. The Trustees have adopted procedures designed to stabilize, to the extent reasonably possible, the money market series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the money market series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the money market series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Trustees will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

                            PERFORMANCE INFORMATION

  ALL SERIES (EXCEPT THE MONEY MARKET SERIES)

    Yield. Each series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B and Class C shares. The yield will be computed by dividing the series' net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period. The average number of shares used in determining the net investment income per share will be the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. In accordance with SEC regulations, income will be computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period, which includes management and distribution fees. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus of each series. The yield for the 30 days ended August 31, 1995 and the yield without the management subsidies and waivers were as follows:

                                Class A                       Class B                       Class C
                      ---------------------------   ---------------------------   ---------------------------
                                 Yield Subsidy/                Yield Subsidy/                Yield Subsidy/
Series                 Yield     Waiver Adjusted     Yield     Waiver Adjusted     Yield     Waiver Adjusted
--------------------  -------   -----------------   -------   -----------------   -------   -----------------
Florida.............    5.6%            4.6%          5.3%            4.3%          5.1%            4.1%
Hawaii Income.......    5.2             5.1           5.0             4.9           4.7             4.6
Maryland............    3.7             3.7           3.5             3.4           3.2             3.1
Massachusetts.......    4.6             4.6           4.4             4.3           4.1             4.1
Michigan............    4.7             4.6           4.4             4.4           4.2             4.1
New Jersey..........    5.0             4.9           4.8             4.6           4.5             4.4
New York............    4.8             4.8           4.6             4.5           4.3             4.3
North Carolina......    4.7             4.6           4.4             4.4           4.2             4.1
Ohio................    4.6             4.5           4.3             4.3           4.1             4.0
Pennsylvania........    4.8             4.7           4.5             4.5           4.3             4.2

    The series' yield is computed according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

Where:  a  =  dividends and interest earned during the period.
        b  =  expenses accrued for the period (net of reimbursements).
        c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

    Each series may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield will be determined by first computing the yield as discussed above. The series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the state tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. For the 30 days ended August 31, 1995, the tax equivalent yield (assuming a federal tax rate of 36%) and the tax equivalent yield without the management subsidies and waivers were as follows:

                              Class A                               Class B                               Class C
                -----------------------------------   -----------------------------------   -----------------------------------
                                    Tax Equivalent                        Tax Equivalent                        Tax Equivalent
                 Tax Equivalent     Yield Subsidy/     Tax Equivalent     Yield Subsidy/     Tax Equivalent     Yield Subsidy/
Series               Yield         Waiver Adjusted         Yield         Waiver Adjusted         Yield         Waiver Adjusted
--------------  ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
Florida.......          8.7%               7.1%               8.3%               6.7%                 7.9%             6.4%
Hawaii
 Income.......          9.0                8.9                8.6                8.5                  8.2              8.0
Maryland......          6.2                6.1                5.7                5.7                  5.3              5.2
Massachusetts...         8.2               8.1                7.7                7.7                  7.3              7.2
Michigan......          7.6                7.5                7.2                7.1                  6.8              6.7
New Jersey....          8.4                8.1                8.0                7.7                  7.6              7.3
New York......          8.2                8.1                7.8                7.7                  7.3              7.3
North
 Carolina.....          7.9                7.8                7.5                7.4                  7.1              7.0
Ohio..........          7.7                7.7                7.3                7.2                  6.9              6.8
Pennsylvania...         7.7                7.6                7.3                7.2                  6.9              6.8

    Average Annual Total Return. Each series of the Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus of each applicable series.

    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

Where:  P = a hypothetical initial payment of $1000.
        T = average annual total return.
        n = number of years.
        ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The average annual total return and subsidy/waiver adjusted average annual total return for the currently existing series (other than the money market series) for the periods ended August 31, 1995 were as follows:

                                                                                                 Class B
                                                                                 ---------------------------------------
                                            Class A                                                               Subsidy/Waiver
                 -------------------------------------------------------------                                    Adjusted
                                                        Subsidy/Waiver                                            ------
                                                           Adjusted                                     Ten
                                                 -----------------------------                         Years
                  One      Five       From        One      Five       From        One      Five       or From      One
Series            Year    Years     Inception     Year    Years     Inception     Year     Years     Inception     Year
---------------  ------   ------   -----------   ------   ------   -----------   ------   -------   -----------   ------
Florida........    4.6%      N/A          7.5%     4.2%      N/A          7.0%     2.4%       N/A          3.1%     2.0%
Hawaii Income..     N/A      N/A          6.1       N/A      N/A          4.6       N/A       N/A          4.0       N/A
Maryland.......    3.1      6.8%          6.3      3.1      6.8%          6.3      0.9       6.9%          7.2      0.9
Massachusetts...   5.1      7.9           7.3      5.1      7.9           7.3      2.9       8.0           8.1      2.9
Michigan.......    4.0      7.5           7.0      4.0      7.5           7.0      1.6       7.6           8.6      1.6
New Jersey.....    4.3      7.8           7.5      4.0      7.6           7.2      2.1       7.9           8.0      1.8
New York.......    4.5      7.9           7.4      4.5      7.9           7.4      2.3       8.0           8.6      2.3
North
 Carolina......    3.7      7.1           6.7      3.7      7.1           6.7      1.4       7.2           7.6      1.4
Ohio...........    4.4      7.7           7.3      4.4      7.7           7.3      2.2       7.8           8.3      2.2
Pennsylvania...    4.1      7.8           7.2      4.1      7.8           7.1      2.0       7.8           7.0      2.0


                                                               Class C
                                           -----------------------------------------------
                                                                           Subsidy/
                                                                            Waiver
                                Ten                                        Adjusted
                               Years                                ----------------------
                   Five       or From       One         From         One         From
Series            Years      Inception      Year      Inception      Year      Inception
---------------  --------   ------------   ------   -------------   ------   -------------
Florida........       N/A           1.0%     6.1%            3.7%     5.7%            3.5%
Hawaii Income..       N/A           2.5       N/A            7.8       N/A            6.2%
Maryland.......      6.9%           7.1      4.6             5.3      4.6             5.3%
Massachusetts..      8.0            8.0      6.6             6.9      6.6             6.9%
Michigan.......      7.6            8.6      5.3             5.9      5.3             5.9%
New Jersey.....      7.6            7.8      5.9             6.5      5.7             6.3%
New York.......      8.0            8.6      6.0             6.5      6.0             6.5%
North
 Carolina......      7.2            7.5      5.1             5.7      5.1             5.7%
Ohio...........      7.8            8.3      5.9             6.5      5.9             6.5%
Pennsylvania...      7.8            7.0      5.7             6.3      5.7             6.3%

    Aggregate Total Return. Each series of the Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus of each applicable series.

    Aggregate total return represents the cumulative change in the value of an investment in a series of the Fund and is computed according to the following formula:

                                     ERV-P
                                     ------
                                       P

    Where: P = a hypothetical initial payment of $1000.

           ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    The aggregate total return for each series for the one year, five year and ten year (or since inception) periods ended August 31, 1995 for the Class A, Class B and Class C shares of each currently existing series were as follows:

                                                                                    Class B
                                                                   ------------------------------------------
                                       Class A                                                                       Class C
                      ------------------------------------------                                                -----------------
                                                                        Aggregate Total
                           Aggregate Total                                  Return                               Aggregate Total
                               Return                              -------------------------                         Return
                      -------------------------                                    10 yr. or                    -----------------
                                        Since                                        Since                                Since
Series                1 yr.   5 yr.   Inception   Inception Date   1 yr.   5 yr.   Inception   Inception Date   1 yr.   Inception
--------------------  -----   -----   ---------   --------------   -----   -----   ---------   --------------   -----   ---------
Florida.............    7.9%    N/A     44.8%           12/27/90     7.4%    N/A        7.3 %         8/1/94      7.1%       7.8%
Hawaii Income.......    N/A     N/A      9.4             9/19/94     N/A     N/A      9.0         9/19/94         N/A      8.8
Maryland............    6.3    43.0%    45.4             1/22/90     5.9    40.3    108.3         1/22/85         5.6      5.7
Massachusetts.......    8.3    50.9     53.0             1/22/90     7.9    47.7    135.0         9/19/84         7.6      7.5
Michigan............    7.2    48.1     50.8             1/22/90     6.6    45.0    147.4         9/19/84         6.3      6.4
New Jersey..........    7.6    50.3     54.4             1/22/90     7.1    47.4     78.2          3/1/88         6.9      7.0
New York............    7.7    51.0     54.1             1/22/90     7.3    48.0    145.6         9/27/84         7.0      7.1
North Carolina......    6.9    45.1     48.1             1/22/90     6.4    42.2    116.9         2/13/85         6.2      6.2
Ohio................    7.6    49.0     52.9             1/22/90     7.2    46.2    139.6         9/19/84         6.9      7.1
Pennsylvania........    7.4    49.0     51.9             1/22/90     6.9    46.8     76.7          3/6/87         6.7      6.8


Series                Inception Date
--------------------  --------------
Florida.............         8/1/94
Hawaii Income.......     9/19/94
Maryland............      8/1/94
Massachusetts.......      8/1/94
Michigan............      8/1/94
New Jersey..........      8/1/94
New York............      8/1/94
North Carolina......      8/1/94
Ohio................      8/1/94
Pennsylvania........      8/1/94

  THE CONNECTICUT MONEY MARKET SERIES, THE MASSACHUSETTS MONEY MARKET SERIES, THE NEW JERSEY MONEY MARKET SERIES AND THE NEW YORK MONEY MARKET SERIES

    The money market series will prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the money market series' portfolio and its operating expenses. The money market series may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    The money market series may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the state tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. The Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series' 7-day tax equivalent yield (assuming a federal tax rate of 36%) as of August 31, 1995 was 5.5%, 5.9%, 5.2% and 5.1%, respectively.

    Comparative performance information may be used from time to time in advertising or marketing the money market series' shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report or other industry publications.

    The money market series' yield fluctuates, and an annualized yield quotation is not a representation by the money market series as to what an investment in the money market series will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in the money market series is held, but also on any realized or unrealized gains and losses and changes in the money market series' expenses.

    From time to time, the performance of the series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 A Look At Performance Over the Long-Term
(1926-1992)
                                               Common Stocks      Long-Term Government Bonds  Inflation
Average Annual Return                                  10.3%                            4.8%       3.1%

    (1)Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1993 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund.

                       DISTRIBUTIONS AND TAX INFORMATION

Distributions

    All of the Fund's net investment income is declared as a dividend each business day. Shares will begin earning dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date. Shares continue to earn dividends until they are redeemed. Unless the shareholder elects (by notice to the Dividend Disbursing Agent by the first business day of the month) to receive monthly cash payments of dividends, such dividends will be automatically received in additional series shares monthly at net asset value on the payable date. In the event an investor redeems all the shares in his or her account at any time during the month, all dividends declared to the date of redemption will be paid to him or her at the time of the redemption. The Fund's net investment income on weekends, holidays and other days on which the Fund is closed for business will be declared as a dividend on shares outstanding on the close of the last business day on which the Fund was open for business. Accordingly, a shareholder who redeems his or her shares effective as of 4:15 P.M. (4:30 P.M. for the money market series), New York time, on a Friday earns a dividend which reflects the income earned by the Fund on the following Saturday and Sunday. On the other hand, an investor whose purchase order is effective as of 4:15 P.M. (4:30 P.M. for the money market series), New York time, on a Friday does not begin earning dividends until the following business day. Net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily.

    Net realized capital gains, if any, will be distributed annually and, unless the shareholder elects to receive them in cash, will be automatically received in additional shares of a series.

    The per share dividends on Class B shares and Class C shares of a series will be lower than the per share dividends on Class A shares of the series as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class C shares. See "Net Asset Value."

    Annually, the Fund will mail to shareholders information regarding the tax status of dividends and distributions made by the Fund in the calendar year. The Fund intends to report the proportion of all distributions that were tax-exempt for that calendar year. The percentage of income designated as tax-exempt for the calendar year may be substantially different from the percentage of the Fund's income that was tax-exempt for a particular period.

Federal Taxation

    Under the Internal Revenue Code, each series of the Fund is required to be treated as a separate entity for federal income tax purposes.

    Each series of the Fund has elected to qualify and intends to remain qualified to be treated as a regulated investment company under the requirements of Subchapter M of the Internal Revenue Code for each taxable year. If so qualified, each series will not be subject to federal income taxes on any net investment income and capital gains, if any, realized during the taxable year which are distributed to shareholders, provided that it distributes at least 90% of its net investment income and short-term capital gains and 90% of any excess of its tax-exempt interest over certain disallowed deductions during the taxable year. In addition, each series intends to make distributions in accordance with the provisions of the Internal Revenue Code so as to avoid the 4% excise tax on certain amounts remaining undistributed at the end of each calendar year. In order to qualify as a regulated investment company, each series of the Fund must, among other things, (a) derive at least 90% of its gross income (without offset for losses) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities; (b) derive less than 30% of its gross income (without offset for losses) from the sale or other disposition of stock, securities or futures contracts or options thereon held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% or more of the market value of the assets of the series is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the assets of the series and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the series is invested in the securities of any one issuer (other than U.S. Government securities).

    Gain or loss realized by a series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount". Market discount generally is the difference, if any, between the price paid by the series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by a series at its original issue.

    The purchase of a put option may be subject to the short sale rules or straddle rules (including the modified short sale rule) for federal income tax purposes. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such put option (or any other Section 1256 contract under the Internal Revenue Code) will be treated as 60% long-term and 40% short-term capital gain or loss. On the last trading day of the fiscal year of a series, all outstanding put options as well as certain futures contracts will be treated as if such positions were closed out at their closing price on such day, with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. In addition, positions held by a series which consist of at least one debt security and at least one put option which substantially reduces the risk of loss of the series with respect to that debt security constitute a "mixed straddle" which is governed by certain provisions of the Internal Revenue Code that may cause deferral of losses, adjustments in the holding periods of debt securities and conversion of short-term capital losses into long-term capital losses. Each series may consider making certain tax elections applicable to mixed straddles.

    Each series' hedging activities may be affected by the requirement under the Internal Revenue Code that less than 30% of a series' income be derived from the sale or other disposition of securities, futures contracts, options and other instruments held for less than three months. From time to time, this requirement may cause a series to limit its acquisitions of futures contracts to those that will not expire for at least three months. At the present time, there is only a limited market for futures contracts on the municipal bond index that will not expire within three months. Therefore, to meet the 30%/3 month requirement, a series may choose to use futures contracts based on fixed-income securities that will not expire within three months.

    Since  each series is  treated as a  separate entity for  federal income tax purposes, the determination of the amount of net capital gains, the identification of those gains as long-term or short-term and the determination of the amount of income dividends of a particular series will be based on the purchases and sales of securities and the income received and expenses incurred in that series. Net capital gains of a series which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the series.

    For the year ended August 31, 1995, the following series had capital loss carryforwards for federal tax purposes as follows:

                                                                      Capital Loss
Series                                                                Carryforward    Expires
--------------------------------------------------------------------  -------------  ---------
Florida.............................................................   $ 2,726,000     2003
New Jersey..........................................................   $ 1,683,700     2003
New York............................................................   $    15,700     1999
                                                                       $ 1,026,100     2003
Pennsylvania........................................................   $ 1,452,100     2003

    If any net long-term capital gains in excess of net short-term capital losses are retained by a series for investment, requiring federal income taxes to be paid thereon by the series, the series will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportionate share of the federal income taxes paid by the series on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their shares in such series by the differences between their PRO RATA share of such gains and their tax credit.

    Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to shareholders of tax-exempt interest earned by any series of the Fund for the taxable year are not subject to federal income tax (except for possible application of the alternative minimum tax). Interest from certain private activity and other bonds is treated as an item of tax preference for purposes of the 28% alternative minimum tax on individuals and the 20% alternative minimum tax on corporations. To the extent interest on such bonds is distributed to shareholders of any series of the Fund, shareholders will be subject to the alternative minimum tax on such distributions. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to 0.12 percent of a corporation's modified alternative minimum taxable income in excess of $2 million, and (iii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations

    Distributions of taxable net investment income and of the excess of net short-term capital gains over net long-term capital losses are taxable to shareholders as ordinary income. None of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations.

    Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the series have been held by such shareholders. Such distributions are not eligible for the dividends received deduction. Distributions of long-term capital gains of the series are includable in income and may also be subject to the alternative minimum tax.

    Any short-term capital loss realized upon redemption of shares within six months (or such shorter period as may be established by Treasury regulations) from the date of purchase of such shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such tax-exempt dividend. Any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution and to the extent not disallowed under the preceding sentence.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered to be used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

    Persons holding certain municipal obligations who also are "substantial users" (or persons related thereto) of facilities financed by such obligations may not exclude interest on such obligations from their gross income. No investigation as to the users of the facilities financed by bonds in the portfolios of the Fund's series has been made by the Fund. Potential investors should consult their tax advisers with respect to this matter before purchasing shares of the Fund.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain state and municipal obligations. It can be expected that similar proposals may be introduced in the future. Such proposals, if enacted, may further limit the availability of state or municipal obligations for investment by the Fund and the value of portfolio securities held by the series may be adversely affected. In such case, each series of the Fund would reevaluate its investment objective and policies.

    All distributions of taxable net investment income and net realized capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the applicable series of the Fund on the reinvestment date. Distributions of tax-exempt interest must also be reported. Under federal income tax law, each series of the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of such series, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Internal Revenue Code, all proceeds from the redemption or exchange of shares are subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the appropriate series of the Fund with their taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. Such withholding is also required on taxable dividends and capital gains distributions unless it is reasonably expected that at least 95% of the distributions of the series are comprised of tax-exempt interest. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

State Taxation

    The following discussion assumes that each series of the Fund qualified for each taxable year as a regulated investment company for federal tax purposes.

    CONNECTICUT. Distributions from the Connecticut Money Market Series (the Connecticut Series) to individual shareholders of the Connecticut Series resident in Connecticut and Connecticut resident trusts and estates are not subject to taxation pursuant to the Connecticut Personal Income Tax to the extent that such distributions constitute exempt-interest dividends under section 852(b)(5) of the Internal Revenue Code and are derived from income received by the Connecticut Series as interest from obligations of the State of Connecticut or its political subdivisions (Connecticut Municipal Obligations) or on obligations the interest on which is exempt from state taxation under the laws of the United States (including obligations issued by Puerto Rico, the Virgin Islands and Guam). It is likely that capital gain dividends derived from the sale of Connecticut Municipal Obligations also are not subject to the Connecticut Personal Income Tax. Other distributions to individual shareholders resident in Connecticut and to resident trusts and estates from the Connecticut Series, including capital gains dividends derived from sales of obligations other than Connecticut Municipal Obligations, exempt-interest dividends derived from sources other than Connecticut Obligations, and distributions that are taxable as dividends for federal income tax purposes are not exempt from the Connecticut Personal Income Tax. Individual shareholders and estates and trusts subject to alternative minimum tax for federal tax purposes may also be subject to alternative minimum tax for Connecticut Tax purposes. Exempt interest-dividends other than those derived from Connecticut Obligations and any loss from the sale or exchange of Connecticut Obligations will be added to the alternative minimum tax base, while exempt dividends paid by a regulated investment company, exempt interest-dividends derived from interest payments on Connecticut Obligations and capital gain dividends derived from the sale of Connecticut obligations are subtracted from the alternative minimum tax base for Connecticut Tax purposes.

    Distributions that constitute exempt-interest dividends under section 852(b)(5) of the Internal Revenue Code from the Connecticut Series to corporate shareholders (other than shareholders that are S Corporations) that are apportioned to Connecticut are subject to taxation pursuant to the Connecticut Corporation Business Tax, whether or not derived from Connecticut Municipal Obligations. Distributions to corporate shareholders (other than shareholders that are S Corporations) from the Connecticut Series that constitute capital gains for federal income tax purposes are also subject to taxation pursuant to the Connecticut Corporation Business Tax. Thirty percent of distributions to corporate shareholders (other than shareholders that are S Corporations) that are taxable as dividends for federal income tax purposes generally is subject to taxation pursuant to the Corporation Business Tax and the remaining seventy percent is not.

    Distributions to shareholders of the Connecticut Series that are S Corporations that constitute either exempt-interest dividends, whether or not derived from Connecticut Municipal Obligations, capital gain dividends or taxable dividends for federal income tax purposes which are required to be separately taken into account by shareholders of S Corporations for federal income tax purposes are not subject to taxation pursuant to the Connecticut Corporation Business Tax. For purposes of the Connecticut Personal Income Tax, Connecticut resident individual, trust and estate shareholders of S Corporations are taxed on their PRO RATA share of such separately stated items in the same manner and to the same extent as if received by them directly from the Connecticut Series.

    Shares of the Connecticut Series will not be subject to the personal property tax in the State of Connecticut.

    Shareholders of the Connecticut Series should consult their tax advisers about other state and local tax consequences of their investment in the Connecticut Series including the tax consequences of ceasing to be a resident of Connecticut.

    FLORIDA.   Florida does  not  impose an  income  tax on  individuals.  Thus, individual shareholders of the Florida Series will not be subject to any Florida state or local income taxes on distributions received from the Florida Series.

    Florida does impose a State income tax on the income of corporations, limited liability companies and certain trusts (excluding probate and testamentary trusts) that is allocated or apportioned to Florida. For those shareholders, in determining income subject to Florida corporate income tax, Florida generally "piggy-backs" federal taxable income concepts, subject to adjustments that are applicable to all corporations and some adjustments that are applicable to certain classes of corporations. In regard to the Florida Series, the most significant adjustment is for interest income from state and local bonds that is exempt from tax under Section 103 of the Internal Revenue Code. Provided that the Florida Series qualifies as a regulated investment company and complies with the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is exempt from tax under Section 103, the corporate shareholders of the Series may incur Section 103 interest income from Florida Series distributions. While
Section 103 interest income is generally excluded from taxable income for federal income tax purposes, it is added back to taxable income for Florida corporate income tax purposes (only 40% of such income is added back for corporate taxpayers subject to Florida alternative minimum tax). Consequently, the portion of the Section 103 interest income (or 40% of that amount for corporate taxpayers subject to the Florida alternative minimum tax) allocated or apportioned to Florida of a corporate Florida Series shareholder arising from Florida Series distributions is subject to Florida corporate income taxes. Other distributions from the Florida Series to corporate shareholders, to the extent allocated or apportioned to Florida, may also be subject to Florida income tax.

    Provided that on and throughout January 1 of a given year the portfolio of assets of the Florida Series will be comprised exclusively of notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties and other taxing districts, the United States Government and its agencies, Puerto Rico, Guam and the Virgin Islands, and other investments exempt from Florida intangible personal property tax, in the opinion of Florida counsel shares of the Florida Series will not be subject to Florida intangible personal property taxes for that year. The Florida Series has obtained a technical assistance advisement from the Florida Department of Revenue which confirms this consequence. If the Florida Series holds any other type of asset on that date, then the entire value of the Florida Series shares (except for that portion of the value attributable to U.S. government obligations) will be subject to the intangible personal property tax.

    Shareholders of the Florida Series should consult their tax advisers about other state and local tax consequences of their investments in the Florida Series.

    HAWAII. In the opinion of Hawaii tax counsel, distributions from the Hawaii Series to Hawaii residents will not be subject to Hawaii income tax to the extent that such distributions constitute exempt interest dividends under
Section 852(b)(5) of the Internal Revenue Code and are derived from income received by the Series from obligations which pay interest excludable from Hawaii income tax under Hawaii law. Other distributions, including capital gains distributions, exempt interest dividends derived from obligations of states other than Hawaii and their political subdivisions, and distributions that are taxable as dividends for federal income tax purposes are not exempt from Hawaii income tax.

    Distributions from the Hawaii Series are not exempt from the Hawaii Franchise Tax. This tax applies to banks, building and loan associations, financial services loan companies, financial corporations, and small business investment companies.

    Persons or entities who are not Hawaii residents should generally not be subject to Hawaiian income taxation on dividends and distributions made by the Series but may be subject to other state and local taxes.

    MARYLAND. In the opinion of Maryland tax counsel, individual shareholders of the Maryland Series resident in Maryland, corporate shareholders (other than financial institutions such as banks) of the Maryland Series and shareholders of the Maryland Series that are trusts or estates will not be subject to Maryland State or local income taxes on distributions received from the Maryland Series to the extent that such distributions are attributable to interest on tax-exempt obligations of the State of Maryland or its political subdivisions and authorities, or obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the Maryland Series qualifies as a regulated investment company and complies with the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations, the interest on which is exempt from federal income tax under Section 103(a) of the Internal Revenue Code. Up to 50 percent of dividends attributable to exempt-interest income received by the Maryland Series from obligations that are "specified private activity bonds" within the meaning of Section 57(a)(5)(C) of the Internal Revenue Code could be subject to Maryland individual income tax.

    In addition, distributions received from the Maryland Series which are attributable to (i) gains realized on the sale or exchange of bonds issued by the State of Maryland or its political subdivisions and (ii) interest received by the Maryland Series on U.S. Government obligations will not be subject to Maryland State and local income taxes. Other distributions from the Maryland Series will generally not be exempt from Maryland State and local income taxes.

    Entities subject to the Maryland financial institution franchise tax will generally be subject to tax on all distributions from the Maryland Series.

    Shares of the Maryland Series will not be subject to the Maryland personal property tax.

    Shareholders of the Maryland Series should consult their tax advisers about other state and local tax consequences of their investments in the Maryland Series.

    MASSACHUSETTS. In the opinion of Massachusetts tax counsel, if the Massachusetts Series and the Massachusetts Money Market Series each qualify as regulated investment companies, (1) individual and other noncorporate shareholders of each Series resident in Massachusetts will not be subject to Massachusetts personal income tax on distributions received from such Series to the extent such distributions are attributable to interest on tax-exempt obligations of the Commonwealth of Massachusetts and its political subdivisions and instrumentalities provided that such Series complies with the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations, the interest on which is excluded from gross income for federal income tax purposes under
Section 103(a) of the Internal Revenue Code; (2) such shareholders will not be subject to Massachusetts personal income tax on distributions received from either of such Series to the extent such distributions are attributable to interest on obligations issued by the Governments of Puerto Rico, the Virgin Islands or Guam; and (3) such shareholders will not be subject to Massachusetts personal income tax on capital gain dividends received from either of such Series to the extent such capital gain dividends are attributable to long-term capital gains realized on the sale or exchange of Massachusetts obligations issued pursuant to legislation which specifically exempts capital gains from the disposition of such obligations from Massachusetts personal income tax; in each case subject to the requirement that such Series notify its shareholders in writing within sixty days following the close of its taxable year of the portion of any distribution qualifying for any such exemption.

    Other distributions from the Massachusetts Series and the Massachusetts Money Market Series will generally not be exempt from Massachusetts personal income tax.

    Massachusetts Series and the Massachusetts Money Market Series distributions will not be excluded from net income of corporations and shares of the Massachusetts Series and the Massachusetts Money Market Series will not be excluded from the net worth of intangible property corporations in determining the Massachusetts excise tax on corporations.

    Shares of the Massachusetts Series and the Massachusetts Money Market Series will not be subject to Massachusetts local property taxes.

    Shareholders of the Massachusetts Series and the Massachusetts Money Market Series should consult their tax advisers about other state and local tax consequences of their investments in the Massachusetts Series and the Massachusetts Money Market Series.

    MICHIGAN. Individual shareholders of the Michigan Series residing in Michigan will not be subject to Michigan personal income tax or personal income taxes imposed by cities in Michigan, and corporate shareholders will not be subject to the Michigan single business tax, on distributions received from the Michigan Series to the extent such distributions are attributable to interest on tax-exempt obligations of the State of Michigan or any municipality, political subdivision or governmental agency or instrumentality thereof or on obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the Michigan Series complies with the requirement of the Internal Revenue Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from federal income tax under Section 103(a) of the Internal Revenue Code.

    Other distributions from the Michigan Series, including those related to long-term and short-term capital gains, will generally not be exempt from the Michigan personal income tax or single business tax.

    Income from the Michigan Series, to the extent attributable to interest on obligations issued by Michigan or its political subdivisions, will be excluded for purposes of determining yield under the Michigan intangibles tax.

    The Fund has obtained rulings from the Michigan Department of Treasury which confirm these state tax consequences for Michigan resident individuals and corporations. Shareholders of the Michigan Series should consult their tax advisers about other state and local tax consequences of their investments in the Michigan Series.

    NEW JERSEY. In the opinion of New Jersey tax counsel, individual shareholders of the New Jersey Series and the New Jersey Money Market Series resident in New Jersey and shareholders of the New Jersey Series and the New Jersey Money Market Series that are trusts or estates will not be subject to New Jersey income tax on distributions received from either series to the extent that such distributions are attributable to interest on tax-exempt obligations of the State of New Jersey or its political subdivisions and authorities, or obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the relevant Series complies with the requirement of the New Jersey Gross Income Tax Act that (1) 80% of the aggregate principal amount of all its investments (excluding cash, cash items and receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto that are related to such series' business of investing in securities (Related Financial Instruments)) are invested in obligations issued by the State of New Jersey or any of its agencies or political subdivisions, or other obligations exempt from state or local taxation under the laws of New Jersey and the United States and (2) it has no investments other than interest bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and Related Financial Instruments.

    Distributions received by shareholders who are resident individuals, trusts or estates from the New Jersey Series and the New Jersey Money Market Series which are attributable to gains realized on the sale or exchange of bonds issued by the State of New Jersey or its political subdivisions are exempt from New Jersey income tax. Other distributions from the New Jersey Series and the New Jersey Money Market Series, including those related to long-term and short-term capital gains from other bonds, will generally not be exempt from New Jersey income tax.

    Shareholders of the New Jersey Series and the New Jersey Money Market Series should consult their tax advisers about other state and local tax consequences of their investments in these Series.

    NEW YORK. The New York State franchise tax law and the New York City general corporation tax law have special provisions governing the taxation of regulated investment companies which elect to be treated and qualify as such under Subchapter M of the Internal Revenue Code. Assuming that (1) the New York Series and the New York Money Market Series (the Series) each are treated as a separate entity for federal income and New York purposes, (2) each such Series qualifies as a regulated investment company and distributes all of its investment income and short-term and long-term capital gains so as to have no federal income tax liability, and (3) all of the assets of each Series consist of New York Obligations (as described below), other governmental obligations, cash or certain cash equivalents, in the opinion of New York tax counsel, each Series will be exempt from the New York State franchise tax and the New York City general corporation tax, except for nominal taxes of $325 (increased by the applicable New York State surcharge) and $300, respectively. However, capital gains retained by a Series could be subject to New York State or City tax, and shareholders of such Series who are State or City residents will receive no State or City income tax credit for taxes paid by such Series.

    Individual shareholders of the New York Series, the New York Money Market Series and the New York Income Series resident in New York State will not be subject to State income tax on distributions received from either Series to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam (New York Obligations), provided that the relevant Series qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for City income tax purposes.

    Other distributions from the New York Series, the New York Money Market Series and the New York Income Series, including those related to long-term and short-term capital gains, will generally not be exempt from State or City income tax.

    Distributions from these Series will not be excluded from net income and shares of these Series will not be excluded from investment capital in determining State or City franchise and corporation taxes for corporate shareholders.

    Shares of these Series will not be subject to any State or City property tax.

    The Fund has obtained the opinion of its New York tax counsel to confirm these State and City tax consequences for the New York Series and the New York Money Market Series and for New York resident individuals and corporations who are shareholders of the New York Series and the New York Money Market Series. The Fund anticipates receiving an opinion of its New York tax counsel to confirm these State and City tax consequences for the New York Income Series and for New York residents who are shareholders of that series when such series is offered. Shareholders of the New York Series, the New York Money Market Series and the New York Income Series should consult their advisers about other state and local tax consequences of their investments in these Series.

    NORTH CAROLINA. In the opinion of North Carolina tax counsel, individual shareholders resident in North Carolina and shareholders that are trusts or estates will not be subject to North Carolina income tax on distributions received from the North Carolina Series to the extent such distributions are either (i) exempt from federal income tax and attributable to interest on obligations of North Carolina or its political subdivisions; nonprofit educational institutions organized or chartered under the laws of North Carolina; or Guam, Puerto Rico or the Virgin Islands including the governments thereof and their agencies, instrumentalities and authorities or (ii) attributable to interest on direct obligations of the United States. These North Carolina income tax exemptions will be available only if the North Carolina Series complies with the requirement of the Internal Revenue Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from federal income tax under Section 103(a) of the Internal Revenue Code.

    Other distributions from the North Carolina Series (except distributions of capital gains attributable to the sale by the North Carolina Series of an obligation the profit from which is exempt by a North Carolina statute) will generally not be exempt from North Carolina income tax.

    Shares of the North Carolina Series will not be subject to an intangibles tax in North Carolina.

    The Series has obtained a ruling signed by the Director of and an Information Release issued by the Individual Income Tax Division of the North Carolina Department of Revenue which form the basis of the opinion of North Carolina tax counsel regarding the North Carolina income tax consequences of investments in the North Carolina Series for individuals, trusts and estates. The general practice in North Carolina is for taxpayers to rely on rulings signed by a Division Director and Information Releases issued by a Division.

    Shareholders of the North Carolina Series should consult their tax advisers about other state and local tax consequences of their investments in the North Carolina Series.

    OHIO. In the opinion of Ohio tax counsel, distributions with respect to shares of the Ohio Series ("Distributions") that are properly attributable to interest on, or profit made on the sale, exchange, or other disposition of, Ohio Obligations are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, provided that the Ohio Series continues to qualify as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Series consists of Ohio Obligations, or similar obligations of other states or their subdivisions (but not including, for this purpose, obligations of United States territories or possessions). For purposes of this discussion of Ohio taxes, (i) "Ohio Obligations" means obligations issued by or on behalf of the State of Ohio, political subdivisions thereof and agencies and instrumentalities of the State or its political subdivisions and (ii) it is assumed that the regulated investment company and 50% requirements described above are satisfied.

    Distributions are excluded from the net income base of the Ohio corporation franchise tax to the extent that such Distributions are either excluded from gross income for federal income tax purposes or are properly attributable to interest on, or profit made on the sale, exchange or other disposition of, Ohio Obligations. However, shares of the Ohio Series will be includable in the computation of net worth for purposes of such tax.

    Distributions that are properly attributable to interest on obligations of the United States or its territories or possessions or of any authority, commission or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (including the obligations of the Governments of Puerto Rico, the Virgin Islands and Guam) are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

    Other Distributions will generally not be exempt from Ohio income tax.

    Shareholders of the Ohio Series should consult their tax advisers about other state and local tax consequences of their investments in the Ohio Series.

    PENNSYLVANIA. Under Pennsylvania law, individual shareholders of the Pennsylvania Series who are residents of Pennsylvania will not be subject to Pennsylvania personal income tax on distributions received from the Pennsylvania Series to the extent such distributions are attributable to interest on tax-exempt obligations of the Commonwealth and its political subdivisions and authorities or of the Governments of Puerto Rico, the Virgin Islands and Guam. Other distributions from the Pennsylvania Series will generally not be exempt from Pennsylvania personal income tax. Distributions paid by the Pennsylvania Series will also be exempt from the Philadelphia School District investment net income tax for individuals who are residents of the City of Philadelphia to the extent such distributions are derived from interest on tax-exempt obligations of the Commonwealth and its political subdivisions and authorities or of the governments of Puerto Rico, the Virgin Islands and Guam, or to the extent such distributions are designated as capital gain dividends for federal income tax purposes.

    Corporations which are subject to the Pennsylvania corporate net income tax will not be subject to tax on distributions received from the Pennsylvania Series provided that such distributions are not included in federal taxable income determined before net operating loss deductions and special deductions.

    The Pennsylvania Series will not be treated as a taxable entity and therefore will not be subject to the Pennsylvania personal income tax or corporate net income tax.

    In addition, shares of the Pennsylvania Series will not be subject to personal property taxation in Pennsylvania to the extent that the portfolio securities owned by the Pennsylvania Series on the annual assessment date would not be subject to such taxation if owned by a resident of Pennsylvania. Because the Pennsylvania

Series will invest predominantly in obligations of the Commonwealth and its political subdivisions and authorities, which obligations are not subject to personal property taxation in Pennsylvania, only a small fraction, if any, of the value of the shares of the Pennsylvania Series would be subject to such tax.

    Shareholders of the Pennsylvania Series should consult their tax advisers about other state and local tax consequences of their investments in the Pennsylvania Series.

                        ORGANIZATION AND CAPITALIZATION

    The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 18, 1984, as amended. The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms relates to shareholder liability; under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

    Counsel for the Fund have advised the Fund that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his, her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his, her or its duties. It also provides that all third parties shall look solely to the Fund property or the property of the appropriate series of the Fund for satisfaction of claims arising in connection with the affairs of the Fund or of the particular series of the Fund, respectively. With the exceptions stated, the Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

    Other distinctions between a corporation and a Massachusetts business  trust
include   the  absence  of  a  requirement  that  business  trusts  issue  share certificates.

    The Fund and all series thereof shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by the Trustees by written notice to the shareholders.

    The authorized capital of the Fund consists of an unlimited number of shares of beneficial interest, $.01 par value, issued in separate series. Each series of the Fund, for federal income tax and Massachusetts state law purposes, will constitute a separate trust which will be governed by the provisions of the Declaration of Trust. All shares of any series of the Fund issued and outstanding will be fully paid and non-assessable by the Fund. Each share of each series represents an equal proportionate interest in that series with each other share of that series. The assets of the Fund received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors of such series, are specially allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to such series and with a share of the general liabilities of the Fund. Under no circumstances would the assets of a series be used to meet liabilities which are not otherwise properly chargeable to it. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Fund, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series or which are general or allocable to two or more series. Upon redemption of shares of a series of the Fund, the shareholder will receive proceeds solely of the assets of such series. In the event of the dissolution or liquidation of the Fund, the holders of the shares of any series are entitled to receive as a class the underlying assets of such series available for distribution to shareholders. On October 16, 1995, shareholders of the Arizona, Georgia and Minnesota Series approved a plan of reorganization whereby the assets of such series were to be acquired by Prudential National Municipals Fund, Inc. in tax-free transactions, which occurred on October 27, 1995.

    Shares of the Fund entitle their holders to one vote per share. However, on any matter submitted to a vote of the shareholders, all shares then entitled to vote will be voted by individual series, unless otherwise required by the Investment Company Act (in which case all shares will be voted in the aggregate). For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve the proposal as to those series.

    The Fund does not intend to hold annual meetings of shareholders.

    Pursuant to the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of such series or class) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies related thereto.

    The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to removal upon the action of two-thirds of the outstanding shares of beneficial interest) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund is Managed-- Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus of each series.

    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent of the Fund. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, in addition to a new set up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication and other costs. For the fiscal year ended August 31, 1995, the Fund incurred fees for the services of PMFS in the following amounts with respect to each currently existing series:

                                                      Transfer Agency
Series                                                      Fees
----------------------------------------------------  ----------------
Connecticut Money Market............................    $     31,000
Florida.............................................          41,700
Hawaii Income.......................................           2,500
Maryland............................................          25,900
Massachusetts.......................................          24,500
Massachusetts Money Market..........................          24,000
Michigan............................................          39,000
New Jersey..........................................         110,100
New Jersey Money Market.............................          82,000
New York............................................         134,300
New York Money Market...............................         126,000
North Carolina......................................          28,400
Ohio................................................          53,100
Pennsylvania........................................         129,000

    Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                   DESCRIPTION OF TAX-EXEMPT SECURITY RATINGS

Moody's Investors Service

Bond Ratings

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements may change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Bonds rated within the Aa, A and Baa categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1 and Baa1.

Short-Term Ratings

    Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades. Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Short-Term Debt Ratings

    Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year.

    Prime-1:   Issuers rated  at  Prime-1 (or  supporting institutions)  have  a superior ability for repayment of senior short-term debt obligations.

    Prime-2: Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

Standard & Poor's Ratings Group

Bond Ratings

    AAA:   Debt rated AAA has the  highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

    A:   Debt rated A has a strong  capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Municipal Notes

    An S&P municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in 3 years or less will likely receive a municipal note rating, while notes maturing beyond 3 years will most likely receive a long-term debt rating.

    SP-1:   Very  strong capacity  to pay  principal and  interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    SP-2:  Satisfactory capacity to pay principal and interest.

Commercial Paper Ratings

    S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

    A-1:   The  A-1 designation  indicates that  the degree  of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2:   Capacity  for timely  payment on issues  with the  designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Portfolio of Investments as                   PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                            CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--101.0%
------------------------------------------------------------------------------------------------------------------------------
City of New Haven, Ser. 95                                       Aaa              5.00%        2/15/96   $  1,250     $ 1,252,182
Connecticut St. Economic Recovery, Ser. A                        Aa               5.40        12/15/95      2,000       2,006,947
Connecticut St. Dev. Auth., Ctrl. Rev.,
   Conco Proj. Ser. 85, F.R.W.D.                                 P1               3.50         9/07/95      1,700       1,700,000
   Jewish Cmnty. Ctr. of New Haven, Ser. 92, F.R.M.D.            A-1*             3.90         9/01/95        650         650,000
   Lt. & Pwr. Co. Proj., Ser. 93B, F.R.W.D.                      VMIG1            3.70         9/06/95      4,400       4,400,000
   Rand Whitney Container Bd., Ser. 93, F.R.W.D.                 P1               3.15         9/06/95      1,000       1,000,000
   SHW Inc. Proj., Ser. 90, F.R.W.D.                             NR               3.65         9/06/95      3,600       3,600,000
   Water Facs. Rev. Bridgeport Hydrolic
      Company Project., Ser. 95, F.R.W.D.                        P1               3.10         9/06/95      2,000       2,000,000
Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
   Bridgeport Hospital, Series B, F.R.W.D.                       VMIG1            3.35         9/06/95      1,300       1,300,000
   Charlotte-Hungerford Ser. B, F.R.W.D.                         VMIG1            3.70         9/07/95      1,200       1,200,000
   Pomfret School Issue, Series A, F.R.W.D.                      VMIG1            3.50         9/06/95      1,000       1,000,000
   Yale Univ., Ser. L, T.E.C.P.                                  VMIG1            3.50        11/09/95      1,100       1,100,000
   Yale Univ., Ser. N, T.E.C.P.                                  VMIG1            3.50        11/09/95      1,500       1,500,000
Connecticut St. Hsg. Fin. Auth., Mtg. Fin. Prog. Ser.
   93E-2, A.M.T.                                                 VMIG1            4.50        11/15/95      1,000       1,000,000
Connecticut St. Mun. Elec. Engy., Pwr. Supply
   Sys. Rev., Ser. 95A, T.E.C.P.                                 P1               3.55        12/08/95      1,600       1,600,000
Connecticut St. Spec. Assmt.,
   Unemployment Comp. Ser. 93C, A.M.T.                           VMIG1            3.90         7/01/96      2,500       2,500,000
   Unemployment Comp. Ser. 93B, F.R.W.D.                         VMIG1            3.60         9/06/95      3,500       3,500,000
Connecticut St. Spec. Tax Oblig., Trans. Infrastructure
   Rev.,
   Ser. 90I, F.R.W.D.                                            VMIG1            3.65         9/06/95      2,000       2,000,000
Davies Cnty. Solid Wst. Disp. Fac. Rev., Scott Paper Co.
   Proj., Ser. 93B, F.R.D.D.                                     VMIG1            3.70         9/01/95        700         700,000
Dist. of Columbia Rev.,
   Gen. Oblig., Rev., Ser. 92A-1, F.R.D.D.                       VMIG1            3.70         9/01/95        300         300,000
   Gen. Oblig., Rev., Ser. 92A-3, F.R.D.D.                       VMIG1            3.70         9/01/95      1,000       1,000,000
   Gen. Oblig., Rev., Ser. 92A-6, F.R.D.D.                       VMIG1            3.70         9/01/95      1,500       1,500,000
Fairfield Connecticut, B.A.N.,                                   NR               5.25         1/16/96      1,000       1,001,321
Gulf Coast Ind. Dev. Auth., Citgo Petroleum, Ser. 94,
   F.R.D.D.                                                      VMIG1            3.70         9/01/95        500         500,000
Harris County Texas Ind. Dev. Co., Exxon Corp., Ser. 87,
   F.R.D.D.                                                      P1               3.65         9/01/95        600         600,000
Hartford Connecticut Redevelopment Agency MultiFamily
   Mortgage,
   Ser. 90, F.R.W.D.                                             NR               3.60         9/07/95      2,800       2,800,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as                   PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                            CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
King George County Virginia Ind. Dev. Auth.,
   Birchwood Pwr. Proj., Ser. 94, F.R.D.D                        NR               3.75%        9/01/95   $    500     $   500,000
   Birchwood Pwr. Proj., Ser. 94B, F.R.D.D                       NR               3.75         9/01/95      1,000       1,000,000
Puerto Rico Comnwlth., Gov't. Dev. Bank., Ser. 85, F.R.W.D.      VMIG1            3.20         9/06/95      2,600       2,600,000
Puerto Rico Comnwlth. Hwy. & Trans. Auth. Rev., Ser. 85,
   F.R.W.D.                                                      VMIG1            3.20         9/06/95      2,300       2,300,000
Puerto Rico Hsg. Fin. Corp., MultiFamily Mtge. Rev.,
   Portfolio A, Ser. 901, M.T.H.O.T.                             Aa               3.70         9/15/95      2,165       2,165,000
Puerto Rico Ind. Med. & Environ. Facs.,
   Ana G. Mendez Ed. Fndtn., Ser. 85, F.R.W.D.                   A-1*             3.60         9/06/95      1,500       1,500,000
   Inter Amer. Proj., Ser. 88, T.E.C.P.                          VMIG1            3.45        10/11/95      1,800       1,800,000
   Reynolds Metal Co. Proj., Ser. 83, A.O.T.                     P1               3.75         9/01/96      3,000       2,997,327
   Schering-Plough Corp., Ser. 83A, A.O.T.                       AAA*             4.35        12/01/95      2,500       2,497,588
Puerto Rico Public Bldgs. Auth. Rev., Ser. SG34, F.R.W.D.        NR               3.60         9/07/95      3,000       3,000,000
Stamford Connecticut Housing Authority Revenue Morgan
   Street Project, Ser. 94, F.R.W.D                              VMIG1            3.55         9/06/95      1,400       1,400,000
                                                                                                                      -----------
Total Investments--101.0%
(amortized cost--$63,470,365(c))                                                                                       63,470,365
Liabilities in excess of other assets--(1.0)%                                                                            (603,580)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $62,866,785
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.T.--Annual Mandatory Tender.
    A.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.M.D.--Floating Rate (Monthly) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    M.T.H.O.T.--Monthly Optional Tender.
    T.E.C.P.--Tax Exempt Commercial Paper.

 (b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 (c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
   * Standard & Poor's rating.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at amortized cost which approximates market value...............................................      $ 63,470,365
Cash.........................................................................................................            38,027
Receivable for Fund shares sold..............................................................................         1,163,721
Interest receivable..........................................................................................           359,529
Receivable for investments sold..............................................................................            25,000
Deferred expenses............................................................................................            14,976
                                                                                                                   ------------
   Total assets..............................................................................................        65,071,618
                                                                                                                   ------------
Liabilities
Payable for investments purchased............................................................................         1,097,327
Payable for Fund shares reacquired...........................................................................         1,003,145
Accrued expenses.............................................................................................            67,968
Dividends payable............................................................................................            24,177
Management fee payable.......................................................................................             6,889
Distribution fee payable.....................................................................................             3,727
Deferred Trustees' fees......................................................................................             1,600
                                                                                                                   ------------
   Total liabilities.........................................................................................         2,204,833
                                                                                                                   ------------
Net Assets...................................................................................................      $ 62,866,785
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value..........................................................      $    628,668
   Paid-in capital in excess of par..........................................................................        62,238,117
                                                                                                                   ------------
Net assets, August 31, 1995..................................................................................      $ 62,866,785
                                                                                                                   ------------
                                                                                                                   ------------
Net asset value, offering price and redemption price per share ($62,866,785 / 62,866,785 shares of beneficial
   interest issued and outstanding; unlimited number of shares authorized)...................................             $1.00
                                                                                                                   ------------
                                                                                                                   ------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
CONNECTICUT MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1995
Income
   Interest and discount earned...............     $ 2,111,441
                                                 ---------------
Expenses
   Management fee, net of waiver of
      $214,138................................          71,379
   Distribution fee...........................          71,379
   Custodian's fees and expenses..............          62,000
   Transfer agent's fees and expenses.........          35,000
   Registration fees..........................          28,000
   Reports to shareholders....................          20,900
   Amortization of organization expense.......          15,133
   Audit fee..................................          10,500
   Legal fees.................................          10,000
   Trustees' fees.............................           3,200
   Miscellaneous..............................           4,532
                                                 ---------------
      Total expenses..........................         332,023
Less: custodian fee credit....................         (33,213)
                                                 ---------------
      Net expenses............................         298,810
                                                 ---------------
Net investment income.........................       1,812,631
                                                 ---------------
Realized Gain on Investments
Net realized gain on investment
   transactions...............................             714
                                                 ---------------
Net Increase in Net Assets Resulting from
Operations....................................     $ 1,813,345
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
CONNECTICUT MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1995            1994
Operations
   Net investment income..........  $  1,812,631    $  1,208,289
   Net realized gain (loss) on
      investment transactions.....           714          (4,743)
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...     1,813,345       1,203,546
                                    ------------    ------------
Dividends and distributions to
   shareholders...................    (1,813,345)     (1,203,546)
                                    ------------    ------------
Series share transactions (at $1
   per share)
   Net proceeds from shares
      sold........................   234,075,262     210,712,023
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends...     1,751,916       1,156,043
   Cost of shares reacquired......  (227,262,566)   (215,359,425)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................     8,564,612      (3,491,359)
                                    ------------    ------------
Total increase (decrease).........     8,564,612      (3,491,359)
Net Assets
Beginning of year.................    54,302,173      57,793,532
                                    ------------    ------------
End of year.......................  $ 62,866,785    $ 54,302,173
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Connecticut Money Market Series (the ``Series'') commenced investment operations on August 5, 1991. The Series is non-diversified and seeks to provide the highest level of income that is exempt from Connecticut State, local and federal income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities having a maturity of thirteen months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Deferred Organization Expenses: The Series incurred approximately $52,600 in organization and initial registration expenses. Such amount has been deferred and is being amortized over a period of 60 months ending July 1996.
Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. For the fiscal year ended August 31, 1995, PMF voluntarily waived 75% of its management fee. The amount of fees waived for the fiscal year ended August 31, 1995 amounted to $214,138 ($.003 per share; .375% of average net assets, as annualized).

The Fund has a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''). To reimburse PMFD for its expenses incurred pursuant to a plan of distribution, the Fund pays PMFD a reimbursement, accrued daily and payable monthly, at an annual rate of .125 of 1% of the Series' average daily net assets. PMFD pays various broker-dealers, including Prudential Securities Incorporated (``PSI'') and Pruco Securities Corporation, affiliated broker-dealers, for account servicing fees and other expenses incurred by such broker-dealers.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1995, the Series incurred fees of approximately $31,000 for the services of PMFS. As of August 31, 1995, approximately $2,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                                     August 5,
                                                                                                      1991(a)
                                                             Year Ended August 31,                    through
                                                ------------------------------------------------     August 31,
                                                    1995          1994        1993        1992          1991
                                                    ------       -------     -------     -------     ----------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..........    $   1.00       $  1.00     $  1.00     $  1.00      $   1.00
Net investment income and realized gains(c)...        .032          .020        .022        .034          .003
Dividends and distributions to shareholders...       (.032)        (.020)      (.022)      (.034)        (.003)
                                                    ------       -------     -------     -------     ----------

Net asset value, end of period................    $   1.00       $  1.00     $  1.00     $  1.00      $   1.00
                                                    ------       -------     -------     -------     ----------
                                                    ------       -------     -------     -------     ----------

TOTAL RETURN(d):..............................        3.16%         2.02%       2.20%       3.42%          .30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $ 62,867       $54,302     $57,794     $40,480      $ 10,904
Average net assets (000)......................    $ 57,103       $60,594     $53,152     $33,964      $  6,730
Ratios to average net assets(c):
  Expenses, including distribution fee........        .581%         .542%       .387%       .125%         .125%(b)
  Expenses, excluding distribution fee........        .456%         .417%       .262%        .00%          .00%(b)
  Net investment income.......................        3.17%         1.99%       2.17%       3.20%         4.42%(b)

---------------
 (a) Commencement of investment operations.
 (b) Annualized.
 (c) Net of management fee waiver and/or expense subsidy.
 (d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                   CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Connecticut Money Market Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Connecticut Money Market Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period August 5, 1991 (commencement of investment operations) through August 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatment. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Connecticut Money Market Series, as of August 31, 1995, the results of its operations, the changes in net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
NEW YORK, NEW YORK
OCTOBER 16, 1995

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--93.6%
------------------------------------------------------------------------------------------------------------------------------
Alachua Cnty. Hlth. Facs. Auth. Rev.,
   Santa Fe Healthcare Facs. Proj.                            Baa               7.60%      11/15/13   $  1,750       $  1,870,697
Alachua Cnty. Ind. Dev. Rev., HB Fuller Co. Proj.             NR                7.75       11/01/16      3,000          3,146,130
Brevard Cnty. Edl. Facs. Auth. Rev.,
   Florida Inst. of Tech.                                     BBB(g)            6.875      11/01/22      1,500          1,517,565
   Wuesthoff Mem. Hosp., Ser. A, M.B.I.A.                     Aaa               6.625       4/01/13      1,000          1,066,920
Brevard Cnty. Sch. Brd. Ctfs. of Part., Ser. A,
   A.M.B.A.C.                                                 Aaa               6.50        7/01/12      3,500          3,716,790
Broward Cnty. Edl. Facs. Auth. Rev.,
   Nova Univ. Dorm. Proj., Ser. A                             BBB(g)            7.50        4/01/17      1,500 (c)      1,732,020
Broward Cnty. Hlth. Facs Auth., North Beach Hosp.,
   M.B.I.A.                                                   Aaa               6.75        8/15/06      1,000          1,103,500
Broward Cnty. Wtr. & Swr. Rev., A.M.B.A.C.                    Aaa               5.125      10/01/15      1,000            920,480
Cape Canaveral Hosp. Dist. Rev., Ctfs. of Part.,
   A.M.B.A.C.                                                 Aaa               6.875       1/01/21      1,000          1,067,610
City of Cocoa Wtr. & Swr. Rev., A.M.B.A.C.                    Aaa               5.00       10/01/23      1,000            874,730
City of Miami Beach Wtr. & Swr. Rev., F.S.A.                  Aaa               5.375       9/01/15      3,000          2,833,260
Clay Cnty. Hsg. Fin. Auth. Rev.,
   Sngl. Fam. Mtge., Ser. A, G.N.M.A.                         Aaa               7.45        9/01/23        375            399,394
Coral Springs Impvt. Dist., Wtr. & Swr. Rev., M.B.I.A.        Aaa               6.00        6/01/10      1,000          1,058,280
Dade Cnty. Aviation Dept. Rev.,                               Aaa               6.60       10/01/22      1,500          1,562,205
   Ser. E, A.M.B.A.C.                                         Aaa               5.50       10/01/10      1,000            993,870
Dade Cnty. Hlth. Facs. Auth. Rev.,
   Baptist Hosp. of Miami Proj., Ser. A, M.B.I.A.             Aaa               6.75        5/01/08        500            534,260
Dade Cnty. Hsg. Fin. Auth. Rev.,
   Sngl. Fam. Mtge., G.N.M.A., Ser. B                         Aaa               7.25        9/01/23        360 (d)        380,189
   Sngl. Fam. Mtge., G.N.M.A., Ser. C                         Aaa               7.75        9/01/22        915            980,495
Dade Cnty. Pub. Facs. Rev., Jackson Mem. Hosp., Ser. A,
   M.B.I.A.                                                   Aaa               4.875       6/01/15      3,000          2,621,640
Dade Cnty. Pub. Impvt. Rev., J & K Seaport, A.M.B.A.C.        Aaa               6.50       10/01/26      5,500          5,739,140
Dade Cnty. Sch. Dist.,
   Gen. Oblig. M.B.I.A.                                       Aaa               5.00        8/01/11      1,235          1,147,710
   Gen. Oblig. M.B.I.A.                                       Aaa               5.00        8/01/13      1,500          1,365,750
Dade Cnty. Wtr. & Swr. Sys. Rev., F.G.I.C.                    Aaa               5.00       10/01/13      1,500          1,365,030
Duval Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge.,
   G.N.M.A.                                                   AAA(g)            8.375      12/01/14        630            672,853
Enterprise Cmnty. Dev. Dist., Osceola Co. Spl. Assmnt.,
   M.B.I.A.                                                   Aaa               6.00        5/01/10      2,320          2,427,973

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Escambia Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp.
   Inc., Ser. A                                               BBB+(g)           8.70%      10/01/14   $  1,830       $  2,053,681
Escambia Cnty. Poll. Ctrl. Rev., Champion Int'l. Corp.
   Proj.                                                      Baa1              6.90        8/01/22      3,500          3,663,695
Florida St. Brd. of Ed., Cap. Outlay                          Aa                5.125       6/01/22      1,000            887,700
Florida St. Dept. of Trans., Ser. A, A.M.B.A.C.               Aaa               7.20        7/01/11      1,000(c)(e)    1,154,750
Florida St. Gen. Oblig., Ref. Dade Cnty. Rd.                  Aa                5.125       7/01/13      1,500          1,391,415
Gainesville Utils. Sys. Rev., Ser. A                          Aa                6.50       10/01/22      2,150          2,251,867
Hillsborough Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev.,
   Tampa Elec. Proj., Ser. 9                                  Aa2               8.00        5/01/22      1,750          2,080,995
Hillsborough Cnty. Solid Wst. & Res. Rec., M.B.I.A.           Aaa               5.70       10/01/08      1,000          1,033,250
Jacksonville Elec. Auth. Rev.,
   Elec. Sys. 3-B                                             Aa1               5.20       10/01/13      1,000            920,670
   St. Johns Rvr. Pwr. Park                                   Aa1              Zero        10/01/10      3,000          1,264,560
Jacksonville Hlth. Facs. Auth. Hosp. Rev.,
   Daughters Of Charity, Ser. A                               Aa               5.00        11/15/15      1,000            877,330
   Nat'l. Ben. Assoc.                                         Baa1             7.00        12/01/22      1,825          1,842,009
   St. Lukes Hosp. Assoc. Proj.                               AA+(g)           7.125       11/15/20      1,000          1,077,790
Jacksonville Wtr. & Swr. Dev. Rev.,
   United Water Florida Proj., A.M.B.A.C.                     Aaa              6.35         8/01/25      1,500          1,533,885
   Suburban Utils.                                            A3               6.75         6/01/22      1,000          1,066,470
Lake Cnty. Res. Rec. Ind. Dev. Rev., Ser. A                   Baa              5.95        10/01/13      1,035            971,751
Lee Cnty. Trans. Facs. Rev., A.M.B.A.C.                       Aaa              6.75        10/01/11      1,000          1,084,680
Leon Cnty. Hsg. Fin. Auth. Rev.,
   Sngl. Fam. Mtge., Ser. A, G.N.M.A.                         Aaa              7.30         4/01/21        445            470,917
Martin Cnty., A.M.B.A.C.                                      Aaa              4.50         2/01/09      1,575          1,400,679
Martin Cnty. Ind. Dev. Auth. Rev., Indiantown Cogen
   Proj.                                                      Baa3             7.875       12/15/25      1,200          1,329,444
Miami Hlth. Facs. Auth. Hosp. Rev., Mercy Hosp.               A                8.125        8/01/11      1,000          1,098,500
Miami Spec. Oblig.,
   Admin. Bldg. Acquis. Proj., F.G.I.C.                       Aaa              6.00         2/01/16      1,500          1,507,515
   Admin. Bldg. Acquis. Proj., F.G.I.C.                       Aaa              6.00         2/01/25        500            502,925
Miramar Wstwtr. Impvt. Assmt., F.G.I.C.                       Aaa              6.75        10/01/16      2,500          2,683,150
Ocala Cap. Impvt. Rev., A.M.B.A.C.                            Aaa              5.00        10/01/18      3,000          2,654,880
Okaloosa Cnty. Cap. Impvt. Rev., M.B.I.A.                     Aaa              Zero        12/01/06        450            252,023
Orange Cnty. Hlth. Facs. Auth., Adventist Hlth. Sys.,
   A.M.B.A.C.                                                 Aaa               5.25       11/15/20      3,000          2,716,380
Orange Cnty. Hsg. Fin. Auth. Mtge. Rev.,
   Ser. A, G.N.M.A.                                           AAA(g)            7.375       9/01/24        420            448,505

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Orange Cnty. Hsg. Fin. Auth. Mtge. Rev.,
   MultiFam. Ashley Point Apts.                               BBB+(g)           6.85%      10/01/16   $  1,200       $  1,228,896
   MultiFam. Ashley Point Apts.                               BBB+(g)           7.10       10/01/24        855            878,812
Orange Cnty. Sales Tax Rev., Ser. B                           A1                5.375       1/01/24      2,000          1,833,020
Orlando & Orange Cnty. Expwy. Auth. Rev.,
   Sr. Lein, A.M.B.A.C.                                       Aaa               5.25        7/01/14      1,000            933,040
   Jr. Lein                                                   A-(g)             5.95        7/01/23      1,750          1,687,665
Orlando Utils. Comn.,
   Wtr. & Elec. Rev.                                          Aa1               5.125      10/01/19      1,500          1,339,080
   Wtr. & Elec. Rev.                                          Aa                5.25       10/01/23      1,690          1,525,124
   Wtr. & Elec. Rev., Ser. D                                  Aa                6.75       10/01/17      4,200 (d)      4,738,314
Palm Beach Cnty. Arpt. Sys. Rev., M.B.I.A.                    Aaa               7.75       10/01/10      1,000          1,162,050
Palm Beach Cnty. Hlth. Facs. Auth. Rev.,
   Good Samaritan Hlth. Sys.                                  A+(g)             6.30       10/01/22      1,000          1,008,820
Pasco Cnty. Sch. Brd. Ctfs. of Part., Ser. A, F.S.A.          Aaa               6.40        8/01/06      1,000          1,067,120
Pensacola Hlth. Facs. Auth.,
   Daughters of Charity, M.B.I.A.                             Aaa               5.25        1/01/11      1,600          1,520,624
Polk Cnty. Hsg. Fin. Auth.,
   Sngle. Fam. Mtge., Ser. A, G.N.M.A                         Aaa               7.875       9/01/22      1,330          1,425,427
Polk Cnty. Sch. Brd., Ctfs. of Part., F.S.A.                  Aaa               4.875       1/01/18      1,000            864,680
Puerto Rico Gen. Oblig.,
   M.B.I.A.                                                   Aaa               5.00        7/01/21      1,750          1,550,762
   F.S.A.                                                     Aaa               7.723       7/01/20      3,000 (d)(f)   2,936,250
Puerto Rico Elec. Pwr. Auth. Rev., Ser. R                     Baa1              6.25        7/01/17      2,500          2,533,525
Puerto Rico Ind. Tour. Edl. Hosp. Auxil.,
   Mut. Oblig. Grp. Proj., M.B.I.A.                           Aaa               6.25        7/01/24      2,635          2,692,654
Puerto Rico Pub. Bldgs. Auth., A.M.B.A.C.                     Aaa               5.50        7/01/21      1,905          1,814,112
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                 Aaa               6.763       1/16/15      2,250 (f)      2,041,875
St Lucie Cnty. Sales Tax Rev., F.G.I.C.                       Aaa               5.00       10/01/19      2,500          2,206,650
St. Petersburg Hlth. Facs. Auth. Rev.,
   Allegheny Hlth. Prog., M.B.I.A.                            Aaa               7.00       12/01/15      1,000          1,095,330
Tampa Allegheny Hlth. Sys. Rev., St. Mary's Hosp.,
   M.B.I.A.                                                   Aaa               5.125      12/01/23      1,000            881,510
Tampa Gtd. Entitlement Rev., A.M.B.A.C.                       Aaa               7.05       10/01/07      2,000          2,263,680
Venice Hlth. Facs. Rev., Venice Hosp. Proj.                   A                 5.75       12/01/24      1,250          1,163,213
Virgin Islands Pub. Fin. Auth. Rev.,
   Ref. Matching Loan Notes, Ser. A                           NR                7.25       10/01/18        900            949,464
Virgin Islands Territory., Hugo Ins. Claims Fund Proj.,
   Ser. 91                                                    NR                7.75       10/01/06      1,335          1,454,723

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Volusia Cnty. Edl. Facs. Auth. Rev.,                          AAA(g)           6.625%      10/15/22    $ 1,000       $  1,049,770
Volusia Cnty. Hlth. Facs. Auth. Rev., Mem. Hlth. Sys.
   Proj.                                                      BBB+(g)          8.25         6/01/20      2,000(c)(d)    2,331,900
                                                                                                                     ------------
Total long-term investments (cost $124,734,361)                                                                       129,497,997
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--4.6%
Dade Cnty. Hlth. Facs. Auth. Rev., Miami Children's
   Hosp. Proj., F.R.D.D.                                      VMIG1            3.60%        9/01/95      1,100          1,100,000
Jacksonville Hlth. Facs. Auth. Rev., Baptist Med. Ctr.,
   M.B.I.A., F.R.D.D.                                         VMIG1             3.55        9/01/95      1,500          1,500,000
Pinellas Cnty. Hlth. Facs. Auth. Rev., Pooled Hosp. Loan
   Proj., F.R.D.D.                                            VMIG1             3.55        9/01/95      1,100          1,100,000
St Lucie Cnty. Pwr. & Lt. Rev., T.E.C.P.                      VMIG1             3.60       10/30/95      2,700          2,700,000
                                                                                                                     ------------
Total short-term investments (cost $6,400,000)                                                                          6,400,000
                                                                                                                     ------------
Total Investments--98.2%
(cost $131,134,361; Note 5)                                                                                           135,897,997
Other assets in excess of liabilities--1.8%                                                                             2,418,946
                                                                                                                     ------------
Net Assets--100%                                                                                                     $138,316,943
                                                                                                                     ------------
                                                                                                                     ------------

---------------

 (a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
       F.G.I.C.--Financial Guaranty Insurance Company.
       F.R.D.D.--Floating Rate (Daily) Demand Note.(b)
       F.S.A.--Financial Security Assurance.
       G.N.M.A.--Government National Mortgage Association.
       M.B.I.A.--Municipal Bond Insurance Association.
       T.E.C.P.--Tax Exempt Commercial Paper.
 (b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 (c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
 (d) Indicates a when-issued security.
 (e) Pledged as initial margin on financial futures contracts.
 (f) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
 (g) Standard & Poor's rating.
N.R.--Not Rated by Moody's or Standard & Poor's.

The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities             FLORIDA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $131,134,361)....................................................................      $135,897,997
Cash.........................................................................................................           102,822
Interest receivable..........................................................................................         2,329,970
Receivable for investments sold..............................................................................         1,044,814
Due from Manager.............................................................................................           201,510
Receivable for Fund shares sold..............................................................................            72,952
Due from Distributors........................................................................................            13,827
Prepaid expenses.............................................................................................             2,745
                                                                                                                   ------------
   Total assets..............................................................................................       139,666,637
                                                                                                                   ------------
Liabilities
Payable for Fund shares reacquired...........................................................................         1,101,410
Accrued expenses and other liabilities.......................................................................           173,277
Dividends payable............................................................................................            44,501
Due to broker - variation margin payable.....................................................................            28,906
Deferred trustees' fees......................................................................................             1,600
                                                                                                                   ------------
   Total liabilities.........................................................................................         1,349,694
                                                                                                                   ------------
Net Assets...................................................................................................      $138,316,943
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................      $    137,510
   Paid-in capital in excess of par..........................................................................       138,281,465
                                                                                                                   ------------
                                                                                                                    138,418,975
   Accumulated net realized loss on investments..............................................................        (4,818,793)
   Net unrealized appreciation on investments................................................................         4,716,761
                                                                                                                   ------------
Net assets, August 31, 1995..................................................................................      $138,316,943
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($120,962,492 / 12,025,745 shares of beneficial interest issued and outstanding).......................            $10.06
   Maximum sales charge (3.0% of offering price).............................................................               .31
                                                                                                                   ------------
   Maximum offering price to public..........................................................................            $10.37
                                                                                                                   ------------
                                                                                                                   ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($8,326,253 / 827,698 shares of beneficial interest issued and outstanding)............................            $10.06
                                                                                                                   ------------
                                                                                                                   ------------
Class C:
   Net asset value, offer price and redemption price per share
      ($9,028,198 / 897,559 shares of beneficial interest issued and outstanding)............................            $10.06
                                                                                                                   ------------
                                                                                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
FLORIDA SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1995
                                               ---------------
Income
   Interest.................................     $ 8,710,600
                                               ---------------
Expenses
   Management fee, net waiver of $464,337...         231,778
   Distribution fee--Class A, net waiver of
      $41,745...............................          82,514
   Distribution fee--Class B................          23,495
   Distribution fee--Class C................          76,991
   Custodian's fees and expenses............         135,000
   Transfer agent's fees and expenses.......          65,000
   Reports to shareholders..................          60,000
   Registration fees........................          42,000
   Audit fee................................          11,000
   Legal fees...............................          16,000
   Trustees' fees...........................           3,200
   Miscellaneous............................          17,037
                                               ---------------
      Total expenses........................         764,015
   Less: expense subsidy (Note 4)...........        (349,237)
   Less: custodian fee credit...............         (17,642)
                                               ---------------
      Net expenses..........................         397,136
                                               ---------------
Net investment income.......................       8,313,464
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized loss on:
   Investment transactions..................      (3,626,120)
   Financial futures contracts..............        (529,354)
                                               ---------------
                                                  (4,155,474)
                                               ---------------
   Net change in unrealized appreciation
      (depreciation) on:
   Investments..............................       6,157,898
   Financial futures contracts..............        (132,656)
                                               ---------------
                                                   6,025,242
                                               ---------------
Net gain on investments.....................       1,869,768
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $10,183,232
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
FLORIDA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1995            1994
                                    ------------    ------------
Operations
   Net investment income..........  $  8,313,464    $  8,768,570
   Net realized loss on investment
      transactions................    (4,155,474)         (8,676)
   Net change in unrealized
      appreciation (depreciation)
      of investments..............     6,025,242     (11,870,836)
                                    ------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................    10,183,232      (3,110,942)
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends to shareholders from
      net investment income
      Class A.....................    (7,502,100)     (8,305,093)
      Class B.....................      (262,158)           (582)
      Class C.....................      (549,206)       (462,895)
                                    ------------    ------------
                                      (8,313,464)     (8,768,570)
                                    ------------    ------------
   Distributions to shareholders
      from net realized gains
      Class A.....................            --      (2,821,851)
      Class B.....................            --              --
      Class C.....................            --        (142,331)
                                    ------------    ------------
                                              --      (2,964,182)
                                    ------------    ------------
Series share transactions (Note 6)
   Net proceeds from shares
      sold........................    26,011,068      35,379,732
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     3,653,143       5,323,495
   Cost of shares reacquired......   (39,832,414)    (31,275,509)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................   (10,168,203)      9,427,718
                                    ------------    ------------
Total decrease....................    (8,298,435)     (5,415,976)
Net Assets
Beginning of year.................   146,615,378     152,031,354
                                    ------------    ------------
End of year.......................  $138,316,943    $146,615,378
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   FLORIDA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund, (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Florida Series (the ``Series'') commenced investment operations on December 28, 1990. The Series is non-diversified and seeks to achieve its investment objective of providing the maximum amount of income that is exempt from federal income taxes with the minimum of risk, and investing in securities which will enable its shares to be exempt from the Florida intangibles tax by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Series currently owns or intends to purchase. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
The Series, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   FLORIDA SERIES
--------------------------------------------------------------------------------
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required. Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Deferred Organization Expenses: The Series incurred approximately $32,000 in organization and initial registration expenses. Such amount has been deferred and is being amortized over a period of 60 months ending December 1995.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. For the four months ended December 31, 1994, PMF waived 60% of its management fee. For the eight months ended August 31, 1995, PMF waived 70% of its management fee. The amount of fees waived during the year ended August 31, 1995 amounted to $464,337 ($.03 per share for Class A, B and C shares; .33% of average net assets). The Series is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and .75 of 1%, of the average daily net assets of the Class A, B and C shares, respectively. With respect to the Class A Plan, PMFD voluntarily agreed to waive its distribution fee, currently limited to .10 of 1% of average net assets, for the period September 1, 1994 through December 31, 1994. Effective January 1, 1995, PMFD eliminated its waiver. The amount of distribution fees waived by PMFD was $41,745 ($.003 per share for Class A shares; .03% of Class A average net assets) for the fiscal year ended August 31, 1995. Such expenses under the Class A, B and C Plans were .07 of 1%, .50 of 1% and .75 of 1% of the average daily net assets, respectively, for the fiscal year ended August 31, 1995.
PMFD has advised the Series that it has received approximately $170,300 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the fiscal year ended August 31, 1995, it received approximately $7,500 and $1,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   FLORIDA SERIES
--------------------------------------------------------------------------------
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1995, the Series incurred fees of approximately $41,700 for the services of PMFS. As of August 31, 1995, approximately $3,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Expense Subsidy
PMF voluntarily subsidized all operating expenses (except management and distribution fees) of the Class A, Class B and Class C shares of the Series until further notice. For the year ended August 31, 1995, PMF subsidized $349,237 ($.03 per share for Class A, B and C shares; .25% of average net assets) of the Series' expenses. The Series is not required to reimburse PMF for such subsidy.
------------------------------------------------------------
Note 5. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended August 31, 1995 were $86,432,314 and $102,993,871, respectively.
The cost basis of investments for federal income tax purposes as of August 31, 1995 was $131,135,611 and, accordingly, net unrealized appreciation was $4,762,386 (gross unrealized appreciation--$6,087,823; gross unrealized depreciation--$1,325,437).
The Series has a capital loss carryforward of $2,726,000, which expires in 2003. The Series will elect to treat net realized capital losses of approximately $2,138,200 incurred in the ten month period ended August 31, 1995 as having been incurred in the following fiscal year.
At August 31, 1995 the Series sold 55 financial futures contracts on the Municipal Bond Index expiring in September 1995. The value at disposition of such contracts was $6,202,344. The value of such contracts on August 31, 1995 was $6,249,219, thereby resulting in an unrealized loss of $46,875.
------------------------------------------------------------
Note 6. Capital
The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares, which prior to August 1, 1994 were known as D shares, are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value per share. Transactions in shares of beneficial interest for the years ended August 31, 1995 and 1994 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................   1,647,106    $ 15,829,864
Shares issued in reinvestment of
  dividends.........................     327,990       3,198,613
Shares reacquired...................  (3,554,066)    (34,407,990)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (1,578,970)   $(15,379,513)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................   2,274,149    $ 24,062,897
Shares issued in reinvestment of
  dividends and distributions.......     475,125       4,935,129
Shares reacquired...................  (2,838,050)    (29,205,030)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (88,776)   $   (207,004)
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1995:
Shares sold.........................     945,274    $  9,166,110
Shares issued in reinvestment of
  dividends.........................      11,460         113,360
Shares reacquired...................    (187,734)     (1,825,550)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     769,000    $  7,453,920
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994* through
  August 31, 1994:
Shares sold.........................      58,689    $    579,300
Shares issued in reinvestment of
  dividends.........................          24             235
Shares reacquired...................         (15)           (150)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      58,698    $    579,385
                                      ----------    ------------
                                      ----------    ------------

------------------
* Commencement of offering of Class B shares.
--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   FLORIDA SERIES
--------------------------------------------------------------------------------

Class C                                  Shares          Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     104,420    $  1,015,094
Shares issued in reinvestment of
  dividends.........................      34,986         341,170
Shares reacquired...................    (370,059)     (3,598,874)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (230,653)   $ (2,242,610)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................   1,004,802    $ 10,737,535
Shares issued in reinvestment of
  dividends and distributions.......      37,628         388,131
Shares reacquired...................    (202,212)     (2,070,329)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     840,218    $  9,055,337
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                            FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                         Class A                                    Class B
                                            -----------------------------------------------------------------     -----------
                                                                                                December 28,
                                                                                                   1990(a)
                                                        Years Ended August 31,                     through        Year Ended
                                            -----------------------------------------------      August 31,       August 31,
                                              1995         1994         1993         1992           1991             1995
                                            --------     --------     --------     --------     -----------       -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $   9.91     $  10.87     $  10.27     $   9.76        $  9.55          $  9.91
                                            --------     --------     --------     --------      ---------        -----------
Income from investment operations
Net investment income(c)................         .59          .59          .57          .65            .44              .55
Net realized and unrealized gain (loss)
   on investment transactions...........         .15         (.76)         .73          .51            .21              .15
                                            --------     --------     --------     --------      ---------        -----------
   Total from investment operations.....         .74         (.17)        1.30         1.16            .65              .70
                                            --------     --------     --------     --------      ---------        -----------
Less distributions
Dividends from net investment income....        (.59)        (.59)        (.57)        (.65)          (.44)            (.55)
Distributions from net realized gains...          --         (.20)        (.13)          --             --               --
                                            --------     --------     --------     --------      ---------        -----------
   Total distributions..................        (.59)        (.79)        (.70)        (.65)          (.44)            (.55)
                                            --------     --------     --------     --------      ---------        -----------
Net asset value, end of period..........    $  10.06     $   9.91     $  10.87     $  10.27        $  9.76          $ 10.06
                                            --------     --------     --------     --------      ---------        -----------
                                            --------     --------     --------     --------      ---------        -----------
TOTAL RETURN(f):........................        7.85%       (1.69)%      13.78%       12.26%          6.90%            7.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........    $120,963     $134,849     $148,900     $104,335        $63,929           $8,326
Average net assets (000)................    $124,259     $146,489     $123,820     $ 82,893        $41,528           $4,699
Ratios to average net assets(c):
   Expenses, including distribution
      fees..............................         .24%         .20%         .20%         .09%             0              .67%
   Expenses, excluding distribution
      fees..............................         .17%         .20%         .20%         .09%             0              .17%
   Net investment income................        6.04%        5.67%        5.94%        6.41%          6.68%(b)         5.56%
Portfolio turnover rate.................          65%          75%          68%          56%            39%              65%
                                        Class B                    Class C
                                        ------------  -----------------------------------
                                           August 1,                               July 26,
                                            1994(e)       Years Ended August        1993(d)
                                            through               31,               through
                                          August 31,      -------------------     August 31,
                                             1994          1995        1994          1993
                                          ----------      -------     -------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $  9.95       $  9.91     $ 10.87       $ 10.58
                                           --------       -------     -------     -----------
Income from investment operations
Net investment income(c)................        .04           .53         .48           .03
Net realized and unrealized gain (loss)
   on investment transactions...........       (.04)          .15        (.76)          .29
                                           --------       -------     -------     -----------
   Total from investment operations.....         --           .68        (.28)          .32
                                           --------       -------     -------     -----------
Less distributions
Dividends from net investment income....       (.04)         (.53)       (.48)         (.03)
Distributions from net realized gains...         --            --        (.20)           --
                                           --------       -------     -------     -----------
   Total distributions..................       (.04)         (.53)       (.68)         (.03)
                                           --------       -------     -------     -----------
Net asset value, end of period..........    $  9.91       $ 10.06     $  9.91       $ 10.87
                                           --------       -------     -------     -----------
                                           --------       -------     -------     -----------
TOTAL RETURN(f):........................     (0.05)%         7.12%      (2.40)%        3.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........       $582        $9,028     $11,185        $3,132
Average net assets (000)................       $118       $10,265     $ 9,280        $1,038
Ratios to average net assets(c):
   Expenses, including distribution
      fees..............................        .70%(b)       .92%        .95%          .95%(b)
   Expenses, excluding distribution
      fees..............................        .20%(b)       .17%        .20%          .20%(b)
   Net investment income................       6.21%(b)      5.35%       4.99%         5.19%(b)
Portfolio turnover rate.................         75%           65%         75%           68%

---------------
 (a) Commencement of investment operations.
 (b) Annualized.
 (c) Net of expense subsidy and fee waiver.
 (d) Commencement of offering of Class C shares. Prior to August 1, 1994, Class C shares were called Class D shares.
 (e) Commencement of offering of Class B shares.
 (f) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                    FLORIDA SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Florida Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Florida Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 28, 1990 (commencement of investment operations) through August 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Florida Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
NEW YORK, NEW YORK
OCTOBER 16, 1995

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                HAWAII INCOME SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                   Rating       Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.3%
------------------------------------------------------------------------------------------------------------------------------
Guam Gov't., Ser. A                                              BBB(e)            5.90%       9/01/05   $    500        $496,650
Guam Pwr. Auth. Rev.,
   Ser. A                                                        BBB(e)            6.625      10/01/14        250         256,192
   Ser. A                                                        BBB(e)            6.75       10/01/24        525         536,046
Hawaii St. Arpt. Sys. Rev.                                       A                 7.00        7/01/18        365         382,630
Hawaii St. Arpt. Sys. Rev., 2nd Ser. 90, F.G.I.C.                Aaa               7.50        7/01/20        500         551,370
Hawaii St. Dept. Budget & Fin.,
   Kapiolani Hlth. Care Sys.                                     A                 6.30        7/01/08        500         511,340
   Mtg. Rev., Hawaiian Elec. Co., Ser. C, M.B.I.A.               Aaa               7.375      12/01/20        500         554,055
   Queens Med. Ctr. Proj., F.G.I.C.                              Aaa               5.90        7/01/07        230         238,627
Hawaii St. Harbor Cap. Impvt. Rev.,
   F.G.I.C.                                                      Aaa               6.25        7/01/10        250 (d)     260,972
   F.G.I.C.                                                      Aaa               6.25        7/01/15        500         509,800
Hawaii St. Hsg. Fin. & Dev. Corp., Sngl. Fam. Mtge. Rev.,
   Ser. B, F.N.M.A.                                              Aa                5.85        7/01/17        500         486,740
Hawaii St., Gen. Oblig., Ser. CJ                                 Aa                6.25        1/01/15        650         667,017
Honolulu Hawaii City & Cnty., Ser. D                             Aaa               6.70       12/01/02        450 (c)     500,463
Maui Cnty., Ref., F.G.I.C.                                       Aaa               5.125      12/15/10        500         478,740
Puerto Rico Comnwlth., Gen. Oblig.                               Baa1              6.45        7/01/17        500         516,875
Puerto Rico Elec. Pwr. Auth. Rev., Ser. O,
   (Frmly. Puerto Rico Comnwlth.Wtr. Res. Auth.)                 Baa1              5.00        7/01/12        600         536,910
Puerto Rico Hsg. Fin. Corp., Sngl. Fam. Mtge. Rev.,
   G.N.M.A.                                                      Aaa               6.40       10/15/06        750         797,205
Puerto Rico Hwy. & Trans. Auth. Rev.                             Baa1              6.375       7/01/08        500         526,305
Puerto Rico Ind., Tourist, Edu., Med. & Envir. Ctrl. Facs.,
   Doctor Pila Hosp. Proj., F.H.A.                               AAA(e)            6.125       8/01/25        500 (b)     501,855
   Hosp. Auxilio Mutuo Oblig. Grp. Proj.,
   M.B.I.A.                                                      Aaa               6.25        7/01/16        500         515,305
   M.B.I.A.                                                      Aaa               6.25        7/01/24        250         255,470
Puerto Rico Mun. Fin. Agcy., Ser. A, F.S.A.                      Aaa               6.00        7/01/14        250         253,553
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                    Aaa               5.449       1/16/15      1,000         953,940
Puerto Rico Univ. Rev., Ser. M, M.B.I.A.                         Aaa               5.25        6/01/25        750         685,853
Univ. of Hawaii Sys. Rev., Ser. G, A.M.B.A.C.                    Aaa               5.45       10/01/06        280         287,039

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                HAWAII INCOME SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                   Rating       Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Virgin Islands Pub. Fin. Auth. Rev.,
   Gov't. Dev. Proj., Ser. B                                     BBB-(e)          7.375%      10/01/10    $   300     $   327,402
   Hwy. Trans. Trust Fund, Ser. A                                NR               7.25        10/01/18        250         263,740
                                                                                                                      -----------
Total long-term investments (cost $12,356,446)                                                                         12,852,094
SHORT-TERM INVESTMENTS--6.1%
Hawaii St. Dept. Budget & Fin., Adventist Hlth. Sys/West,
   Ser. 94, F.R.W.D.                                             VMIG1            3.35         9/06/95        100         100,000
Puerto Rico Comnwlth., Gov't. Dev. Bank., Ser. 85, F.R.W.D.      VMIG1            3.20         9/06/95        700         700,000
                                                                                                                      -----------
Total short-term investments (cost $800,000)                                                                              800,000
Total Investments--104.4%
(cost $13,156,446; Note 5)                                                                                             13,652,094
Liabilities in excess of other assets--(4.4)%                                                                            (572,880)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $13,079,214
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.N.M.A.--Federal National Mortgage Association.
    F.R.W.D.--Floating Rate Weekly Demand Note(f).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.

 (b) Indicates a when-issued security.
 (c) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
 (d) Pledged as initial margin on financial futures contracts.
 (e) Standard & Poor's rating.
 (f) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            HAWAII INCOME SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $13,156,446)......................................................................      $13,652,094
Cash..........................................................................................................           62,256
Interest receivable...........................................................................................          177,528
Receivable for Fund shares sold...............................................................................           36,768
Due from Manager..............................................................................................            1,635
Other assets..................................................................................................           84,982
                                                                                                                    -----------
   Total assets...............................................................................................       14,015,263
                                                                                                                    -----------
Liabilities
Payable for investments purchased.............................................................................          497,347
Payable for Fund shares reacquired............................................................................          379,881
Accrued expenses..............................................................................................           43,028
Dividends payable.............................................................................................            7,696
Distribution fee payable......................................................................................            4,528
Due to broker - variation margin payable......................................................................            2,969
Deferred trustees' fees.......................................................................................              600
                                                                                                                    -----------
   Total liabilities..........................................................................................          936,049
                                                                                                                    -----------
Net Assets....................................................................................................      $13,079,214
                                                                                                                    -----------
                                                                                                                    -----------
Net assets were comprised of:
   Shares of beneficial interest, at par......................................................................      $    10,784
   Paid-in capital in excess of par...........................................................................       12,492,346
                                                                                                                    -----------
                                                                                                                     12,503,130
   Accumulated net realized gain on investments...............................................................           94,967
   Net unrealized appreciation on investments.................................................................          481,117
                                                                                                                    -----------
Net assets, August 31, 1995...................................................................................      $13,079,214
                                                                                                                    -----------
                                                                                                                    -----------
Class A:
   Net asset value and redemption price per share
      ($3,333,130 / 274,820 shares of beneficial interest issued and outstanding).............................           $12.13
   Maximum sales charge (3.0% of offering price)..............................................................              .38
   Maximum offering price to public...........................................................................           $12.51
Class B:
   Net asset value, offering price and redemption price per share
      ($8,948,854 / 737,840 shares of beneficial interest issued and outstanding).............................           $12.13
Class C:
   Net asset value, offer price and redemption price per share
      ($797,230 / 65,733 shares of beneficial interest issued and outstanding)................................           $12.13

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND             PRUDENTIAL MUNICIPAL SERIES FUND
HAWAII INCOME SERIES                         HAWAII INCOME SERIES
Statement of Operations                      Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

                                               September 19, 1994D
                                                     through
Net Investment Income                            August 31, 1995
Income
   Interest................................     $   524,323
                                              ---------------
Expenses
   Management fee, net of waiver of
      $3,651...............................          41,133
   Distribution fee--Class A...............           2,641
   Distribution fee--Class B...............          29,804
   Distribution fee--Class C...............           2,659
   Custodian's fees and expenses...........          58,000
   Reports to shareholders.................          33,000
   Registration fees.......................          26,000
   Legal fees..............................          17,000
   Amortization of organization expenses...          13,935
   Audit fee...............................          11,000
   Transfer agent's fees and expenses......           3,600
   Trustees' fees..........................           3,200
   Miscellaneous...........................           4,398
                                              ---------------
      Total expenses.......................         246,370
                                              ---------------
   Less: expense subsidy (Note 4)..........        (179,090)
                                              ---------------
      Net expenses.........................          67,280
                                              ---------------
Net investment income......................         457,043
                                              ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions.................         100,147
   Financial futures contract
      transactions.........................          (5,180)
                                              ---------------
                                                     94,967
                                              ---------------
Net change in unrealized appreciation/depreciation on:
   Investments.............................         495,648
   Financial futures contracts.............         (14,531)
                                              ---------------
                                                    481,117
                                              ---------------
Net gain on investments....................         576,084
                                              ---------------
Net Increase in Net Assets
Resulting from Operations..................     $ 1,033,127
                                              ---------------
                                              ---------------

------------
D Commencement of investment operations.

Increase (Decrease)                           September 19, 1994D
in Net Assets                                   August 31, 1995
Operations
   Net investment income.....................    $   457,043
   Net realized gain on investment
      transactions...........................         94,967
   Net change in unrealized appreciation of
      investments............................        481,117
                                               ---------------
   Net increase in net assets resulting from
      operations.............................      1,033,127
                                               ---------------
Dividends from net investment income
   (Note 1):
      Class A................................       (140,503)
      Class B................................       (299,569)
      Class C................................        (16,971)
                                               ---------------
                                                    (457,043)
                                               ---------------
Series share transactions (net of share
   conversions) (Note 6):
   Net proceeds from shares sold.............     13,508,423
   Net asset value of shares issued
      in reinvestment of dividends...........        199,822
   Cost of shares reacquired.................     (1,205,115)
                                               ---------------
   Net increase in net assets from Series
      share transactions.....................     12,503,130
                                               ---------------
Total increase...............................     13,079,214
Net Assets
Beginning of period..........................              0
                                               ---------------
End of period................................    $13,079,214
                                               ---------------
                                               ---------------

------------
D Commencement of investment operations.

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  HAWAII INCOME SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Hawaii Income Series (the ``Series'') commenced investment operations on September 19, 1994. The Series is non-diversified and seeks to provide the maximum amount of income that is exempt from Hawaii State and federal income taxes consistent with the preservation of capital by investing in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts. The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required. Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Deferred Organization Expenses: The Series incurred $98,700 in organization and initial registration expenses. Such amount has been deferred and is being amortized over a period of 60 months ending September 1999.

-------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  HAWAII INCOME SERIES
--------------------------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''). PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $3,651 ($0.004 per share for Class A, B, and C shares; .04% of average net assets). The Series is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period ended August 31, 1995.
PMFD has advised the Series that it has received approximately $19,600 in front-end sales charges resulting from sales of Class A shares during the period ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the period ended August 31, 1995, it received approximately $12,700 and $100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the period ended August 31, 1995, the Series incurred fees of approximately $2,500 for the services of PMFS. As of August 31, 1995, approximately $300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Expense Subsidy
PMF has agreed to subsidize expenses so that total operating expenses do not exceed .50%, .90% and 1.15% of the average net assets of the Class A shares, Class B shares and Class C shares, respectively until further notice. For the period ended August 31, 1995, PMF subsidized $179,090 ($.22 per share for Class A, B and C shares; 2.00% of average net assets) of the Series' expenses. The Series is not required to reimburse PMF for such subsidy.
------------------------------------------------------------
Note 5. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the period ended August 31, 1995 were $16,927,504 and $4,671,596, respectively.
At August 31, 1995, the Fund sold 5 financial futures contracts on the U.S. Treasury Index which expire in September 1995. The value at disposition of such contracts is $565,781. The value of such contracts on August 31, 1995 was $551,250, thereby resulting in an unrealized loss of $14,531.
The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of August 31, 1995, net unrealized appreciation for federal income tax purposes was $495,648 (gross unrealized appreciation--$507,204; gross unrealized depreciation--$11,556).

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  HAWAII INCOME SERIES
--------------------------------------------------------------------------------
------------------------------------------------------------
Note 6. Capital
The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Of the 1,078,393 shares of beneficial interest issued and outstanding at August 31, 1995, PMF owned 171,851 shares. Transactions in shares of beneficial interest for the period ended August 31, 1995 were as follows:


Class A                                    Shares       Amount
---------------------------------------   --------    ----------
September 19, 1994* through
  August 31, 1995:
Shares sold............................    279,870    $3,255,106
Shares issued in reinvestment of
  dividends and distributions..........      1,566        18,665
Shares reacquired......................    (10,702)     (123,633)
                                          --------    ----------
Net increase in shares outstanding
  before conversion....................    270,734    $3,150,138
Shares issued upon conversion from
  Class B..............................      4,086        49,084
                                          --------    ----------
Net increase in shares outstanding.....    274,820    $3,199,222

                                          --------    ----------
                                          --------    ----------
Class B
---------------------------------------
September 19, 1994* through
  August 31, 1995:
Shares sold............................    816,861    $9,471,988
Shares issued in reinvestment of
  dividends and distributions..........     14,410       171,145
Shares reacquired......................    (89,345)   (1,066,264)
                                          --------    ----------
Net decrease in shares outstanding
  before conversion....................    741,926     8,576,869
Shares reacquired upon conversion into
  Class A..............................     (4,086)      (49,084)
                                          --------    ----------
Net decrease in shares outstanding.....    737,840    $8,527,785
                                          --------    ----------
                                          --------    ----------
Class C                                    Shares       Amount
---------------------------------------   --------    ----------
September 19, 1994* through
  August 31, 1995:
Shares sold............................     66,136    $  781,329
Shares issued in reinvestment of
  dividends............................        845        10,012
Shares reacquired......................     (1,248)      (15,218)
                                          --------    ----------
Net increase in shares outstanding.....     65,733    $  776,123
                                          --------    ----------
                                          --------    ----------

---------------
* Commencement of investment operations.

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           HAWAII INCOME SERIES
--------------------------------------------------------------------------------

                                                                                September 19, 1994(b) through August 31, 1995
                                                                           -----------------------------------------------------
                                                                               Class A             Class B             Class C
                                                                           -------------       -------------       -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................................      $ 11.64             $ 11.64             $ 11.64
                                                                                 -----               -----               -----
Income from investment operations
Net investment income(d).................................................          .58                 .54                 .51
Net realized and unrealized gain (loss) on investment transactions.......          .49                 .49                 .49
                                                                                 -----               -----               -----
   Total from investment operations......................................         1.07                1.03                1.00
                                                                                 -----               -----               -----
Less distributions
Dividends from net investment income.....................................         (.58)               (.54)               (.51)
                                                                                 -----               -----               -----
Net asset value, end of period...........................................      $ 12.13             $ 12.13             $ 12.13
                                                                                 -----               -----               -----
                                                                                 -----               -----               -----
TOTAL RETURN(c):.........................................................         9.42%               9.03%               8.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................................      $ 3,333             $ 8,949             $   797
Average net assets (000).................................................      $ 2,778             $ 6,270             $   373
Ratios to average net assets:(a)/(d)
   Expenses, including distribution fees.................................          .46%                .86%               1.11%
   Expenses, excluding distribution fees.................................          .36%                .36%                .36%
   Net investment income.................................................         5.32%               5.03%               4.79%
Portfolio turnover rate..................................................           75%                 75%                 75%

---------------
 (a) Annualized.
 (b) Commencement of investment operations.
 (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total return is not annualized.
 (d) Net of expense subsidy and management fee waiver.

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                   HAWAII INCOME SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Hawaii Income Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Hawaii Income Series as of August 31, 1995, the related statements of operations and of changes in net assets and the financial highlights for the period September 19, 1994 (Commencement of investment operations) to August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Hawaii Income Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the above stated period in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
NEW YORK, NEW YORK
OCTOBER 16, 1995

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                MARYLAND SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--93.7%
------------------------------------------------------------------------------------------------------------------------------
Baltimore Conv. Ctr. Rev., F.G.I.C.                              Aaa               5.75%       9/01/08   $  1,075     $ 1,103,853
Baltimore Econ. Dev. Lease Rev., Armistead Partnership           BBB+(c)           7.00        8/01/11      1,000       1,044,210
Gaithersburg Econ. Dev. Rev., Asbury Methodist                   NR                5.50        1/01/20      1,000         874,080
Gaithersburg Hosp. Facs. Rev., Ref. Impvt., Shady Grove
   Adventist Hosp., F.S.A.                                       Aaa               5.50        9/01/15      1,000         955,650
Gaithersburg Nursing Home Rev., Ref., Shady Grove
   Adventist, F.S.A                                              Aaa               5.50        9/01/15      1,000         955,650
Howard Cnty., Met. Dist.,
   Ser. B                                                        Aa1               6.00        8/15/03      1,000       1,085,430
   Ser. B                                                        Aa1              Zero         8/15/09      2,115         995,932
Kent Cnty., Coll. Rev. Proj. & Ref., Washington Coll. Proj.      Baa1             7.70         7/01/18        750         822,788
Maryland St. Econ. Dev. Co., Hilton Street Facility, Ser. A      AA(c)            7.00         1/01/10        600         654,234
Maryland St. Hlth. & Higher Edl. Facs., Auth. Rev.,
   Doctor's Comn. Hosp.                                          Baa              5.50         7/01/24      1,000         806,730
   Howard Cnty. Gen. Hosp.                                       Baa1             5.50         7/01/21      1,000         834,770
   Sinai Hosp. of Baltimore, A.M.B.A.C.                          Aaa              5.25         7/01/19        500         456,265
   Sinai Hosp. of Baltimore, A.M.B.A.C.                          Aaa              5.25         7/01/23        350         315,966
   Univ. of Md. Med. Ctr., F.G.I.C.                              Aaa              5.00         7/01/20      1,000         875,140
Maryland St. Hsg. & Cmnty. Dev. Admin.,
   Sngl. Fam. Mtge. Rev. Proj., Fourth Ser.                      Aa               7.70         4/01/15        920         974,547
   Sngl. Fam. Mtge. Rev. Proj., Sixth Ser.                       Aa               7.125        4/01/14        835         879,547
   Sngl. Fam. Mtge. Rev. Proj., Third Ser.                       Aa               8.00         4/01/18        750         798,773
Maryland St. Ind. Dev. Fin. Auth. Rev., Amer. Ctr. For
   Physics                                                       BBB(c)           6.625        1/01/17      1,000       1,007,120
Maryland Wtr. Quality Fin. Admin.,
   Revolving Loan Fund Rev.                                      Aa               5.40         9/01/13        250         239,188
   Revolving Loan Fund Rev., Ser. A                              Aa               5.90         9/01/04        565         606,143
Montgomery Cnty. Hsg. Opportunities Comn., Sngl. Fam. Mtge.
   Rev., F.H.A.                                                  AAA(c)           6.25         7/01/25        850         849,898
Montgomery Cnty.,
   Cons. Pub. Impvt.                                             Aaa              9.75         6/01/01        450         569,245
   Cons. Pub. Impvt., Ser. A                                     Aaa              5.75        10/01/07      1,300       1,374,191
Northeast Waste Disp. Auth.,
   Baltimore City Sludge Proj.                                   NR               7.25         7/01/07        957         985,595
   Montgomery Cnty. Proj.                                        A                6.30         7/01/16      2,200       2,202,948
Prince Georges Cnty.,
   Cons. Pub. Impvt., M.B.I.A.                                   Aaa              5.25         1/01/15        750         708,188
   Hosp. Rev., Dimensions Hlth. Corp.                            A                5.30         7/01/24      1,250       1,058,437
   Ref. Cons. Pub. Impvt.                                        A1               5.25        10/01/11      1,000         964,170
   Stormwater Mgmt.                                              Aa               6.50         3/15/03      1,140       1,265,913

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                MARYLAND SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Comnwlth.,
   Aqueduct & Swr. Auth. Rev.                                    Aaa              10.25%       7/01/09   $    225     $   316,368
   Gen. Oblig., F.S.A.                                           Aaa               7.683       7/01/20      1,000 (d)     978,750
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.                           Baa1              6.125       7/01/09        785         813,542
Puerto Rico Ind. Tourist, Edl. Med. & Envir. Hosp.,
   M.B.I.A.                                                      Aaa               6.25        7/01/24      1,250       1,277,350
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                    Aaa               6.763       1/16/15      1,000 (d)     907,500
Takoma Park Hosp. Facs. Rev., Ref. Impvt., Washington
   Adventist Hosp., F.S.A.                                       Aaa               6.50        9/01/12      1,000       1,080,670
Virgin Islands Pub. Fin. Auth. Rev., Hwy. Trans. Trust
   Fund, Ser. A                                                  NR                7.25       10/01/18        600         632,976
Washington Cnty. Public Impvt., F.G.I.C.                         Aaa               4.875       1/01/14      1,450 (e)   1,286,208
Washington Suburban San. Dist.,
   Gen. Construction                                             Aa1               5.25        6/01/12      1,500       1,436,970
   Water Supply                                                  Aa1               5.25        6/01/14        950         891,689
   Water Supply                                                  Aa1               5.25        6/01/13        875         829,439
                                                                                                                      -----------
Total long-term investments (cost $35,547,405)                                                                         36,716,063
                                                                                                                      -----------
SHORT-TERM INVESTMENTS--6.6%
Maryland St. Energy Fin. Auth., Baltimore Proj., F.R.D.D.,
   Ser. 91                                                       VMIG1             3.55        9/01/95        700         700,000
Puerto Rico Comnwlth., Gov't. Dev. Bank., F.R.W.D., Ser. 85      VMIG1             3.20        9/06/95      1,900       1,900,000
                                                                                                                      -----------
Total short-term investments (cost $2,600,000)                                                                          2,600,000
                                                                                                                      -----------
Total Investments--100.3%
(cost $38,147,405; Note 4)                                                                                             39,316,063
Liabilities in excess of other assets--(0.3)%                                                                            (124,391)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $39,191,672
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.

 (b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 (c) Standard & Poor's Rating.
 (d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
 (e) Pledged as initial margin on financial futures contracts.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           MARYLAND SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $38,147,405).....................................................................      $ 39,316,063
Cash.........................................................................................................           502,086
Interest receivable..........................................................................................           557,284
Receivable for investments sold..............................................................................            10,297
Receivable for Fund shares sold..............................................................................             1,570
Other assets.................................................................................................             1,484
                                                                                                                   ------------
  Total assets...............................................................................................        40,388,784
                                                                                                                   ------------
Liabilities
Payable for investments purchased............................................................................           986,738
Payable for Fund shares reacquired...........................................................................            94,943
Accrued expenses.............................................................................................            62,300
Management fee payable.......................................................................................            14,951
Dividends payable............................................................................................            13,896
Due to broker-variation margin...............................................................................            12,031
Distribution fee payable.....................................................................................            10,653
Deferred trustees' fees......................................................................................             1,600
                                                                                                                   ------------
  Total liabilities..........................................................................................         1,197,112
                                                                                                                   ------------
Net Assets...................................................................................................      $ 39,191,672
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
  Shares of beneficial interest, at par......................................................................      $     36,754
  Paid-in capital in excess of par...........................................................................        38,549,190
                                                                                                                   ------------
                                                                                                                     38,585,944
  Accumulated net realized loss on investments...............................................................          (558,711)
  Net unrealized appreciation on investments.................................................................         1,164,439
                                                                                                                   ------------
Net assets, August 31, 1995..................................................................................      $ 39,191,672
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
  Net asset value and redemption price per share
     ($17,725,981 / 1,663,449 shares of beneficial interest issued and outstanding)..........................            $10.66
  Maximum sales charge (3.0% of offering price)..............................................................               .33
  Maximum offering price to public...........................................................................            $10.99
Class B:
  Net asset value, offering price and redemption price per share
     ($21,413,564 / 2,007,101 shares of beneficial interest issued and outstanding)..........................            $10.67
Class C:
  Net asset value, offering price and redemption price per share
     ($52,127 / 4,886 shares of beneficial interest issued and outstanding)..................................            $10.67

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
MARYLAND SERIES
Statement of Operations

------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1995
Income
   Interest...................................     $ 2,833,827
                                                 ---------------
Expenses
   Management fee, net of waiver of $14,170...         210,311
   Distribution fee--Class A..................          11,341
   Distribution fee--Class B..................         167,486
   Distribution fee--Class C..................             437
   Reports to shareholders....................          82,000
   Custodian's fees and expenses..............          79,000
   Registration fees..........................          45,000
   Transfer agent's fees and expenses.........          36,000
   Audit fee..................................          11,000
   Legal fees.................................          10,000
   Trustees' fees.............................           3,200
   Miscellaneous..............................          11,429
                                                 ---------------
      Total expenses..........................         667,204
   Less: custodian fee credit.................         (19,273)
                                                 ---------------
      Net expenses............................         647,931
                                                 ---------------
Net investment income.........................       2,185,896
                                                 ---------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on:
   Investment transactions....................         (48,440)
   Financial futures contract transactions....        (381,131)
                                                 ---------------
                                                      (429,571)
                                                 ---------------
Net change in unrealized
   appreciation/depreciation of:
   Investments................................         481,333
   Financial futures contracts................         (38,532)
                                                 ---------------
                                                       442,801
                                                 ---------------
Net gain on investments.......................          13,230
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 2,199,126
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MARYLAND SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                            1995           1994
Operations
   Net investment income............  $ 2,185,896    $ 2,785,557
   Net realized gain (loss) on
      investment transactions.......     (429,571)       658,135
   Net change in unrealized
      appreciation/depreciation of
      investments...................      442,801     (4,715,895)
                                      -----------    -----------
   Net increase (decrease) in net
      assets resulting from
      operations....................    2,199,126     (1,272,203)
                                      -----------    -----------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A.......................     (561,997)      (149,002)
      Class B.......................   (1,621,246)    (2,636,439)
      Class C.......................       (2,653)          (116)
                                      -----------    -----------
                                       (2,185,896)    (2,785,557)
                                      -----------    -----------
   Distributions from net realized
      gains
      Class A.......................      (21,234)       (53,117)
      Class B.......................     (419,138)    (1,057,112)
      Class C.......................         (255)            --
                                      -----------    -----------
                                         (440,627)    (1,110,229)
                                      -----------    -----------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares sold....    2,121,739      5,404,805
   Net asset value of shares issued
      in reinvestment of dividends
      and distributions.............    1,744,018      2,685,739
   Cost of shares reacquired........  (18,256,314)    (9,441,263)
                                      -----------    -----------
   Net decrease in net assets from
      Series share transactions.....  (14,390,557)    (1,350,719)
                                      -----------    -----------
Total decrease......................  (14,817,954)    (6,518,708)
Net Assets
Beginning of year...................   54,009,626     60,528,334
                                      -----------    -----------
End of year.........................  $39,191,672    $54,009,626
                                      -----------    -----------
                                      -----------    -----------

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   MARYLAND SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Maryland Series (the ``Series'') commenced investment operations in January, 1985. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts. The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's

--------------------------------------------------------------------------------

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                MARYLAND SERIES
--------------------------------------------------------------------------------
performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $14,170 ($0.004 per share for Class A, B and C shares; .03% of average net assets). The Series' is not required to reimburse PMF for such waiver.

The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1995.

PMFD has advised the Series that it has received approximately $3,000 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the year ended August 31, 1995, it received approximately $134,200 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1995, the Series incurred fees of approximately $25,900 for the services of PMFS. As of August 31, 1995, approximately $2,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1995 were $20,811,030 and $35,356,008, respectively.

At August 31, 1995, the Fund sold 25 financial futures contracts on the Municipal Bond Index expiring in 1995. The value at disposition of such contracts is $2,843,906. The value of such contracts on August 31, 1995 was $2,848,125, thereby resulting in an unrealized loss of $4,219.

The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of August 31, 1995, net unrealized appreciation of investments for federal income tax purposes is $1,168,658 (gross unrealized appreciation--$1,478,098; gross unrealized depreciation $309,440).

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.

--------------------------------------------------------------------------------

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 MARYLAND SERIES
--------------------------------------------------------------------------------
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest for the fiscal years ended August 31, 1994 and 1995 were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1995:
Shares sold........................       30,696    $    321,277
Shares issued in reinvestment of
  dividends and distributions......       36,276         380,528
Shares reacquired..................     (516,337)     (5,397,762)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (449,365)     (4,695,957)
Shares issued upon conversion from
  Class B..........................    1,858,567      19,167,920
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,409,202    $ 14,471,963
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold........................       74,702    $    830,474
Shares issued in reinvestment of
  dividends and distributions......       12,858         143,277
Shares reacquired..................      (85,098)       (937,854)
                                      ----------    ------------
Net increase in shares
  outstanding......................        2,462    $     35,897
                                      ----------    ------------
                                      ----------    ------------

Class B
-----------------------------------
Year ended August 31, 1995:
Shares sold........................      168,521    $  1,765,335
Shares issued in reinvestment of
  dividends and distributions......      133,516       1,361,503
Shares reacquired..................   (1,235,993)    (12,775,937)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (933,956)     (9,649,099)
Shares reacquired upon conversion
  into Class A.....................   (1,856,766)    (19,167,920)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (2,790,722)   $(28,817,019)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold........................      399,067    $  4,473,113
Shares issued in reinvestment of
  dividends and distributions......      228,006       2,542,431
Shares reacquired..................     (772,159)     (8,503,409)
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (145,086)   $ (1,487,865)
                                      ----------    ------------
                                      ----------    ------------

Class C                                     Shares     Amount
-----------------------------------------   ------    --------
Year ended August 31, 1995:
Shares sold..............................   3,361     $35,127
Shares issued in reinvestment of
  dividends and distributions............     194       1,987
Shares reacquired........................   (8,221)   (82,615 )
                                            ------    --------
Net decrease in shares outstanding.......   (4,666)   $(45,501)
                                            ------    --------
                                            ------    --------
August 1, 1994* through
  August 31, 1994:
Shares sold..............................   9,549     $101,218
Shares issued in reinvestment of
  dividends..............................       3          31
                                            ------    --------
Net increase in shares outstanding.......   9,552     $101,249
                                            ------    --------
                                            ------    --------

---------------
* Commencement of offering of Class C shares.

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           MARYLAND SERIES
--------------------------------------------------------------------------------

                                                                         Class A
                                                   ----------------------------------------------------
                                                                  Year Ended August 31,
                                                   ----------------------------------------------------
                                                    1995        1994        1993       1992       1991
                                                   -------     -------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.............    $ 10.66     $ 11.64     $11.11     $10.67     $10.23
                                                   -------     -------     ------     ------     ------
Income from investment operations
Net investment income..........................        .53(a)      .57        .62        .63        .67
Net realized and unrealized gain (loss) on
   investment transactions.....................        .10        (.77)       .65        .44        .44
                                                   -------     -------     ------     ------     ------
   Total from investment operations............        .63        (.20)      1.27       1.07       1.11
                                                   -------     -------     ------     ------     ------
Less distributions
Dividends from net investment income...........       (.53)       (.57)      (.62)      (.63)      (.67)
Distributions from net realized gains..........       (.10)       (.21)      (.12)        --         --
                                                   -------     -------     ------     ------     ------
   Total distributions.........................       (.63)       (.78)      (.74)      (.63)      (.67)
                                                   -------     -------     ------     ------     ------
Net asset value, end of year...................    $ 10.66     $ 10.66     $11.64     $11.11     $10.67
                                                   -------     -------     ------     ------     ------
                                                   -------     -------     ------     ------     ------
TOTAL RETURN(b):...............................       6.32%      (1.75)%    11.89%     10.35%     10.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..................    $17,726      $2,709     $2,930     $1,335       $804
Average net assets (000).......................    $11,341      $2,877     $2,068     $1,080       $518
Ratios to average net assets:
   Expenses, including distribution fees.......       1.30%(a)     .95%       .96%       .96%      1.10%
   Expenses, excluding distribution fees.......       1.20%(a)     .85%       .86%       .86%      1.00%
   Net investment income.......................       4.96%(a)    5.18%      5.51%      5.80%      6.07%
Portfolio turnover rate........................         49%         40%        41%        34%        18%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
          See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           MARYLAND SERIES
--------------------------------------------------------------------------------

                                                                                                                 Class C
                                                                           Class B                             ------------
                                                   -------------------------------------------------------         Year
                                                                    Year Ended August 31,                         Ended
                                                   -------------------------------------------------------      August 31,
                                                    1995        1994        1993        1992        1991           1995
                                                   -------     -------     -------     -------     -------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........    $ 10.67     $ 11.65     $ 11.12     $ 10.68     $ 10.23       $  10.67
                                                   -------     -------     -------     -------     -------         ------
Income from investment operations
Net investment income..........................        .49(a)      .53         .58         .59         .63            .47(a)
Net realized and unrealized gain (loss) on
   investment transactions.....................        .10        (.77)        .65         .44         .45            .10
                                                   -------     -------     -------     -------     -------         ------
   Total from investment operations............        .59        (.24)       1.23        1.03        1.08            .57
                                                   -------     -------     -------     -------     -------         ------
Less distributions
Dividends from net investment income...........       (.49)       (.53)       (.58)       (.59)       (.63)          (.47)
Distributions from net realized gains..........       (.10)       (.21)       (.12)         --          --           (.10)
                                                   -------     -------     -------     -------     -------         ------
   Total distributions.........................       (.59)       (.74)       (.70)       (.59)       (.63)          (.57)
                                                   -------     -------     -------     -------     -------         ------
Net asset value, end of period.................    $ 10.67     $ 10.67     $ 11.65     $ 11.12     $ 10.68       $  10.67
                                                   -------     -------     -------     -------     -------         ------
                                                   -------     -------     -------     -------     -------         ------
TOTAL RETURN(b):...............................       5.88%      (2.13)%     11.43%       9.90%      10.49%          5.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................    $21,414     $51,198     $57,598     $51,313     $51,110            $52
Average net assets (000).......................    $33,497     $55,223     $53,780     $50,970     $48,422            $58
Ratios to average net assets:
   Expenses, including distribution fees.......       1.55%(a)    1.35%       1.36%       1.37%       1.49%          1.82%(a)
   Expenses, excluding distribution fees.......       1.05%(a)     .85%        .86%        .87%        .99%          1.07%(a)
   Net investment income.......................       4.84%(a)    4.77%       5.11%       5.42%       5.70%          4.55%(a)
Portfolio turnover rate........................         49%         40%         41%         34%         18%            49%

                                                 August 1,
                                                  through
                                                 August 31,
                                                    1994
                                                 ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........   $  10.70
                                                 ----------
Income from investment operations
Net investment income..........................        .05
Net realized and unrealized gain (loss) on
   investment transactions.....................       (.03)
                                                 ----------
   Total from investment operations............        .02
                                                 ----------
Less distributions
Dividends from net investment income...........       (.05)
Distributions from net realized gains..........         --
                                                 ----------
   Total distributions.........................       (.05)
                                                 ----------
Net asset value, end of period.................   $  10.67
                                                 ----------
                                                 ----------
TOTAL RETURN(b):...............................        .07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................       $102
Average net assets (000).......................        $31
Ratios to average net assets:
   Expenses, including distribution fees.......       2.21%(c)
   Expenses, excluding distribution fees.......       1.47%(c)
   Net investment income.......................       4.75%(c)
Portfolio turnover rate........................         40%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                  MARYLAND SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Maryland Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Maryland Series as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Maryland Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
NEW YORK, NEW YORK
OCTOBER 16, 1995

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--94.4%
------------------------------------------------------------------------------------------------------------------------------
Boston Ind. Dev. Fin. Auth., Swr. Fac. Rev., Harbor Elec.
   Energy Co. Proj.                                              Baa1             7.375%       5/15/15    $ 1,500     $ 1,576,500
Boston Mass., Gen. Oblig., Ser. A, A.M.B.A.C.                    Aaa              7.375        2/01/10      2,000       2,263,320
Boston Mass. Rev., Boston City Hosp., FHA                        Aa               5.75         2/15/23      2,000       1,874,400
Brockton Mass.                                                   Baa              6.125        6/15/18      1,030       1,029,876
Gloucester Mass., Gen. Oblig., F.S.A.                            Aaa              5.50        11/15/13      2,000       1,930,700
Holyoke, Gen. Oblig., Sch. Proj., M.B.I.A.                       Aaa              8.10         6/15/05        700         839,006
Lowell, Gen. Oblig.                                              Aaa              7.625        2/15/10        750(d)      877,485
Lynn Wtr. & Swr. Comn., Gen. Rev., Ser. A, M.B.I.A.              Aaa              7.25        12/01/10      2,100(d)    2,403,597
Mass. St. Gen. Oblig., Ser. A                                    A1               Zero         8/01/06        665         381,717
   Ser. C, F.G.I.C.                                              Aaa              6.00         8/01/09      1,500       1,590,195
   Gen. Oblig., A.M.B.A.C.                                       Aaa              5.00         7/01/12      1,000         920,720
Mass. St. Hlth. & Edl. Fac. Auth. Rev.,
   Beth Israel Hosp. A.M.B.A.C                                   Aaa              8.218        7/01/25      1,500(e)    1,477,500
   Dana Farber Cancer Project Series G/1                         A1               6.25        12/01/22        625         617,663
   Faulkner Hosp., Ser. C                                        Baa1             6.00         7/01/23      1,500       1,317,105
   Holyoke Hosp. Rev.                                            Baa1             6.50         7/01/15      1,500       1,430,835
   Jordan Hosp.                                                  A-(c)            6.875       10/01/22      1,850       1,894,345
   Lahey Clinic, Ser. B, M.B.I.A.                                Aaa              5.375        7/01/23        450         413,829
   Med Academic Scientific A                                     A-(c)            6.625        1/01/15      1,000       1,013,800
   New England Med. Ctr., Ser. E                                 A1               7.875        7/01/11      1,175       1,308,656
   Newton-Wellesley Hosp., M.B.I.A.                              Aaa              5.875        7/01/15      1,000         985,520
   Newton-Wellesley Hosp., M.B.I.A.                              Aaa              6.00         7/01/18      1,000         994,980
   Newton-Wellesley Hosp., Ser. C, B.I.G.                        Aaa              8.00         7/01/18      2,000       2,233,540
   Tufts Univ., Ser. C                                           Aaa              7.40         8/01/18      1,235(d)    1,367,478
   Valley Regl. Hlth. Sys., Ser. B                               Aaa              8.00         7/01/18      1,000(d)    1,167,980
   Valley Regl. Hlth. Sys.                                       AAA(c)           7.00         7/01/10        825         930,435
   Winchester Hosp.                                              AAA(c)           5.75         7/01/24      2,000       1,877,040

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Mass. St. Hsg. Fin. Agcy. Rev.,
   Sngl. Fam. Mtge., Ser. 1985A                                  Aa                9.50%      12/01/16   $    415     $   429,508
   Sngl. Fam. Mtge., Ser. 6                                      Aa                8.10       12/01/14      1,755       1,896,699
Mass. St. Ind. Fin. Agcy. Rev.,
   Brooks Sch.                                                   A                 5.95        7/01/23        640         632,211
   Cape Cod Hlth. Sys.                                           Aaa               8.50       11/15/20      2,000       2,402,200
   Springfield College                                           Baa1              5.625       9/15/10        900         829,152
Mass. St. Industrial Fin. Agcy. Rev. Phillips Academy            Aa1               5.375       9/01/23      1,000         920,800
Mass. St. Indl. Fin. Agcy., Poll. Ctrl. Rev., Eastern
   Edison Co. Proj.                                              Baa2              5.875       8/01/08      1,000         991,470
Mass. St. Port Auth. Rev.                                        Aa                5.00        7/01/18      1,000         884,380
Mass. St. Mun. Wholesale Ele. Co. Pwr. Supply Sys. Rev.          Aaa               5.00        7/01/14      1,500       1,349,175
Mass. St. Water Poll. Abatement Trust Water Poll. Rev.           Aa                6.375       2/01/15      1,000       1,028,670
Palmer, Gen. Oblig., Ser. F, A.M.B.A.C.                          Aaa               7.30        3/01/10        500 (d)     565,295
Plymouth Cnty. Corr. Facs. Proj., Cert. of Part., Ser. A         A-(c)             7.00        4/01/22        500         544,430
Puerto Rico Aqueduct & Swr. Auth. Rev., E.T.M.                   Aaa              10.25        7/01/09        400         562,432
Puerto Rico Comnwlth.,
   Gen. Oblig.                                                   Baa1              5.25        7/01/18      1,000         899,290
   Gen. Oblig., A.M.B.A.C.                                       Aaa               7.00        7/01/10      1,000       1,160,650
   Gen. Oblig., F.S.A.                                           Aaa               7.723       7/01/20      1,250 (e)   1,223,437
   Pub. Impvt. Ref.                                              Aaa               7.00        7/01/10        250         290,163
Puerto Rico Elec. Pwr. Auth. Rev. Ser. S                         Baa1              7.00        7/01/06        450         507,632
Puerto Rico Ele. Pwr. Auth. Rev. (Formerly Puerto Rico
   Comnwlth. Water Res. Auth. Pwr. Rev.)                         Baa1              6.125       7/01/09        500         518,180
Virgin Islands Pub. Fin. Auth. Rev., Hwy. Trans. Trust
   Fund, Ser. A                                                  NR                7.25       10/01/18        400         421,984
                                                                                                                      -----------
Total long-term investments (cost $48,941,217)                                                                         52,775,980
                                                                                                                      -----------

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--8.2%
Mass. Comnwlth., Ded. Inc.Tax, F.R.D.D., Ser. 90B                VMIG1             3.20%       9/01/95   $  2,900     $ 2,900,000
Mass. Ind. Fin. Agcy. Ind. Rev., Showa Womens Inst. Inc.,
   F.R.D.D.,
   Ser. 94                                                       VMIG1             3.40        9/01/95      1,000       1,000,000
Puerto Rico Comnwlth., Dev. Bank., F.R.W.D., Ser. 85             VMIG1             3.20        9/06/95        700         700,000
                                                                                                                      -----------
Total short-term investments (cost $4,600,000)                                                                          4,600,000
                                                                                                                      -----------
Total Investments--102.6%
(cost $53,541,217; Note 4)                                                                                             57,375,980
Other assets in excess of liabilities--(2.6)%                                                                          (1,470,047)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $55,905,933
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance
    Corporation.
    B.I.G.--Bond Investors Guaranty Insurance Company.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Association.
    F.H.A.--Federal Housing Administration.
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.

 (b) For purposes of amortized cost valuation, the maturity date of these securities are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 (c) Standard & Poor's rating.
 (d) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
 (e) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities             MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $53,541,217)......................................................................      $57,375,980
Interest receivable...........................................................................................          684,875
Deferred expenses and other assets............................................................................            2,214
                                                                                                                    -----------
   Total assets...............................................................................................       58,063,069
                                                                                                                    -----------
Liabilities
Bank overdraft................................................................................................          103,004
Payable for investments purchased.............................................................................        1,951,233
Payable for Fund shares reacquired............................................................................           30,015
Dividends payable.............................................................................................           29,425
Due to Manager................................................................................................           21,155
Due to Distributors...........................................................................................           14,341
Accrued expenses..............................................................................................            6,363
Deferred trustees' fees.......................................................................................            1,600
                                                                                                                    -----------
   Total liabilities..........................................................................................        2,157,136
                                                                                                                    -----------
Net Assets....................................................................................................      $55,905,933
                                                                                                                    -----------
                                                                                                                    -----------
Net assets were comprised of:
   Shares of beneficial interest, at par......................................................................      $    48,077
   Paid-in capital in excess of par...........................................................................       52,152,628
                                                                                                                    -----------
                                                                                                                     52,200,705
   Accumulated net realized loss on investments...............................................................         (129,535)
   Net unrealized appreciation on investments.................................................................        3,834,763
                                                                                                                    -----------
Net assets, August 31, 1995...................................................................................      $55,905,933
                                                                                                                    -----------
                                                                                                                    -----------
Class A:
   Net asset value and redemption price per share
      ($27,524,632 / 2,366,271 shares of beneficial interest issued and outstanding)..........................           $11.63
   Maximum sales charge (3% of offering price)................................................................              .36
                                                                                                                    -----------
   Maximum offering price to public...........................................................................           $11.99
                                                                                                                    -----------
                                                                                                                    -----------
Class B:
   Net asset value, offering price and redemption price per share
      ($28,366,921 / 2,440,169 shares of beneficial interest issued and outstanding)..........................           $11.62
                                                                                                                    -----------
                                                                                                                    -----------
Class C:
   Net asset value, offer price and redemption price per share
      ($14,380 / 1,237 shares of beneficial interest issued and outstanding)..................................           $11.62
                                                                                                                    -----------
                                                                                                                    -----------

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1995
                                               ---------------
Income
   Interest.................................     $ 3,685,338
                                               ---------------
Expenses
   Management fee, net of waiver of
      $18,492...............................         258,040
   Distribution fee--Class A................          15,837
   Distribution fee--Class B................         197,277
   Distribution fee--Class C................             104
   Custodian's fees and expenses............          85,000
   Transfer agent's fees and expenses.......          38,000
   Reports to shareholders..................          27,400
   Registration fees........................          20,500
   Audit fee................................          11,000
   Legal fees...............................          21,000
   Trustees' fees...........................           3,200
   Miscellaneous............................           8,867
                                               ---------------
      Total expenses........................         686,225
      Less: custodian fee credit............          (3,722)
                                               ---------------
      Net expenses..........................         682,503
                                               ---------------
Net investment income.......................       3,002,835
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................         327,609
   Financial futures contract
      transactions..........................         (20,626)
   Options purchased........................         (12,625)
                                               ---------------
                                                     294,358
                                               ---------------
Net change in unrealized appreciation on:
   Investments..............................         871,511
                                               ---------------
Net gain on investments.....................       1,165,869
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 4,168,704
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS SERIES
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                            1995           1994
                                       -------        -------
Operations
   Net investment income............  $ 3,002,835    $ 3,240,965
   Net realized gain (loss) on
      investment transactions.......      294,358       (262,240)
   Net change in unrealized
      appreciation/depreciation of
      investments...................      871,511     (3,647,136)
                                      -----------    -----------
   Net increase (decrease) in net
      assets resulting from
      operations....................    4,168,704       (668,411)
                                      -----------    -----------
Dividends and distributions (Note 1):
   Dividends from net investment
      income
      Class A.......................     (884,881)      (144,412)
      Class B.......................   (2,117,251)    (3,096,493)
      Class C.......................         (703)           (60)
                                      -----------    -----------
                                       (3,002,835)    (3,240,965)
                                      -----------    -----------
   Distributions from net realized
      gains
      Class A.......................           --        (16,934)
      Class B.......................           --       (376,754)
                                      -----------    -----------
                                               --       (393,688)
                                      -----------    -----------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares sold....    3,105,413      7,355,596
   Net asset value of shares issued
      in reinvestment of
      dividends.....................    1,755,219      2,173,313
   Cost of shares reacquired........   (7,833,814)   (10,958,113)
                                      -----------    -----------
   Net decrease in net assets from
      Series share transactions.....   (2,973,182)    (1,429,204)
                                      -----------    -----------
Total decrease......................   (1,807,313)    (5,732,268)
Net Assets
Beginning of year...................   57,713,246     63,445,514
                                      -----------    -----------
End of year.........................  $55,905,933    $57,713,246
                                      -----------    -----------
                                      -----------    -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Massachusetts Series (the ``Series'') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
All securities are valued as of 4:15 P.M., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. The Series invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Option Writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from securities or currencies based upon the type of option written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. The Fund as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no written options outstanding at August 31, 1995.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.
Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for short-term capital gains and market discount.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''). PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $18,492 ($0.003 per share; .03% of average net assets). The Series is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1995.
PMFD has advised the Series that it has received approximately $6,800 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the year ended August 31, 1995, it received approximately $69,000 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended August 31, 1995, the Series incurred fees of approximately $24,500 for the services of PMFS. As of August 31, 1995, approximately $2,200 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1995, were $19,262,334 and $23,901,769, respectively.
The cost basis of investments for federal income tax purposes, at August 31, 1995, was $53,650,045 and, accordingly, net unrealized appreciation of investments, including short-term investments for federal income tax purposes was $3,725,935 (gross unrealized appreciation--$3,855,820, gross unrealized depreciation--$129,885).

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
The Fund will elect to treat net capital losses of approximately $975,100 incurred in the ten month period ended August 31, 1995 as having been incurred in the following fiscal year.
------------------------------------------------------------
Note 5. Capital
The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................      32,229    $    365,268
Shares issued in reinvestment of
  dividends.........................      44,959         516,523
Shares reacquired...................    (153,318)     (1,754,945)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................     (76,130)       (873,154)
Shares issued upon conversion from
  Class B...........................   2,240,731      25,201,555
                                      ----------    ------------
Net increase in shares
  outstanding.......................   2,164,601    $ 24,328,401
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................      79,658    $    955,193
Shares issued in reinvestment of
  dividends and distributions.......       7,338          86,177
Shares reacquired...................     (76,352)       (888,834)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      10,644    $    152,536
                                      ----------    ------------
                                      ----------    ------------

Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     241,751    $  2,725,137
Shares issued in reinvestment of
  dividends.........................     111,056       1,237,961
Shares reacquired...................    (546,923)     (6,076,741)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (194,116)     (2,113,643)
Shares reacquired upon conversion
  into Class A......................  (2,242,679)    (25,201,555)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (2,436,795)   $(27,315,198)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................     533,589    $  6,293,496
Shares issued in reinvestment of
  dividends and distributions.......     177,548       2,087,119
Shares reacquired...................    (857,454)     (9,963,041)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (146,317)   $ (1,582,426)
                                      ----------    ------------
                                      ----------    ------------

Class C
------------------------------------
Year ended August 31, 1995:
Shares sold.........................       1,340    $     15,008
Shares issued in reinvestment of
  dividends.........................          65             735
Shares reacquired...................        (187)         (2,128)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       1,218    $     13,615
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994* through August 31,
  1994:
Shares sold.........................       9,403    $    106,907
Shares issued in reinvestment of
  dividends.........................           1              17
Shares reacquired...................      (9,385)       (106,238)
                                      ----------    ------------
Net increase in shares
  outstanding.......................          19    $        686
                                      ----------    ------------
                                      ----------    ------------
---------------
* Commencement of offering of Class C shares.

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                            MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                          Class A
                                                    ---------------------------------------------------
                                                                   Year Ended August 31,
                                                    ---------------------------------------------------
                                                     1995        1994       1993       1992       1991
                                                    -------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..............    $ 11.37     $12.17     $11.50     $10.94     $10.44
                                                    -------     ------     ------     ------     ------
Income from investment operations
Net investment income...........................        .65(a)     .67        .68        .69        .70
Net realized and unrealized gain (loss) on
   investment transactions......................        .26       (.73)       .67        .56        .50
                                                    -------     ------     ------     ------     ------
   Total from investment operations.............        .91       (.06)      1.35       1.25       1.20
                                                    -------     ------     ------     ------     ------
Less distributions
Dividends from net investment income............       (.65)      (.67)      (.68)      (.69)      (.70)
Distributions from net realized gains...........         --       (.07)        --         --         --
                                                    -------     ------     ------     ------     ------
   Total distributions..........................       (.65)      (.74)      (.68)      (.69)      (.70)
                                                    -------     ------     ------     ------     ------
Net asset value, end of year....................    $ 11.63     $11.37     $12.17     $11.50     $10.94
                                                    -------     ------     ------     ------     ------
                                                    -------     ------     ------     ------     ------
TOTAL RETURN(b):................................       8.33%      (.58)%    12.10%     11.76%     11.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...................    $27,525     $2,293     $2,325     $  903     $  665
Average net assets (000)........................    $15,837     $2,578     $1,336     $  770     $  344
Ratios to average net assets:
   Expenses, including distribution fees........        .97%(a)    .87%       .95%       .99%      1.05%
   Expenses, excluding distribution fees........        .87%(a)    .77%       .85%       .89%       .95%
   Net investment income........................       5.59%(a)   5.60%      5.79%      6.14%      6.53%
Portfolio turnover rate.........................         36%        33%        56%        32%        34%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                            MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                                                                 Class C
                                                                                                                ----------
                                                                            Class B                             Year Ended
                                                    -------------------------------------------------------     August 31,
                                                     1995        1994        1993        1992        1991          1995
                                                    -------     -------     -------     -------     -------      ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............    $ 11.36     $ 12.17     $ 11.49     $ 10.94     $ 10.44       $11.36
                                                    -------     -------     -------     -------     -------      -------
Income from investment operations
Net investment income...........................        .60(a)      .61         .63         .64         .65          .57(a)
Net realized and unrealized gain (loss) on
   investment transactions......................        .26        (.74)        .68         .55         .50          .26
                                                    -------     -------     -------     -------     -------      -------
   Total from investment operations.............        .86        (.13)       1.31        1.19        1.15          .83
                                                    -------     -------     -------     -------     -------      -------
Less distributions
Dividends from net investment income............       (.60)       (.61)       (.63)       (.64)       (.65)        (.57)
Distributions from net realized gains...........         --        (.07)         --          --          --           --
                                                    -------     -------     -------     -------     -------      -------
   Total distributions..........................       (.60)       (.68)       (.63)       (.64)       (.65)        (.57)
                                                    -------     -------     -------     -------     -------      -------
Net asset value, end of period..................    $ 11.62     $ 11.36     $ 12.17     $ 11.49     $ 10.94       $11.62
                                                    -------     -------     -------     -------     -------      -------
                                                    -------     -------     -------     -------     -------      -------
TOTAL RETURN(b):................................       7.90%      (1.15)%     11.77%      11.23%      11.38%        7.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................    $28,367     $55,420     $61,121     $53,449     $49,641       $   14
Average net assets (000)........................    $39,455     $59,544     $55,965     $50,607     $49,083       $   14
Ratios to average net assets:
   Expenses, including distribution fees........       1.34%(a)    1.27%       1.35%       1.39%       1.45%        1.60%(a)
   Expenses, excluding distribution fees........        .84%(a)     .77%        .85%        .89%        .95%         .85%(a)
   Net investment income........................       5.37%(a)    5.20%       5.39%       5.74%       6.13%        5.07%(a)
Portfolio turnover rate.........................         36%         33%         56%         32%         34%          36%

                                                  August 1,
                                                   1994(d)
                                                   through
                                                  August 31,
                                                     1994
                                                     -----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............    $11.41
                                                     -----

Income from investment operations
Net investment income...........................       .04
Net realized and unrealized gain (loss) on
   investment transactions......................     (.05)
                                                     -----

   Total from investment operations.............     (.01)
                                                     -----

Less distributions
Dividends from net investment income............     (.04)
Distributions from net realized gains...........        --
                                                     -----

   Total distributions..........................     (.04)
                                                     -----

Net asset value, end of period..................    $11.36
                                                     -----
                                                     -----

TOTAL RETURN(b):................................    (0.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................    $  216(e)
Average net assets (000)........................    $   15(e)
Ratios to average net assets:
   Expenses, including distribution fees........      1.57%(c)
   Expenses, excluding distribution fees........       .82%(c)
   Net investment income........................      5.06%(c)
Portfolio turnover rate.........................        33%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.
 (e) Amounts are actual and not rounded to the nearest thousand.

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                    MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Massachusetts Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Massachusetts Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Massachusetts Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

Portfolio of Investments as                   PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                            MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--102.4%
------------------------------------------------------------------------------------------------------------------------------
Boston Wtr. & Swr. Comn.,
   Ser. 85A, F.R.W.D.                                            VMIG1            3.40%        9/06/95    $   400     $   400,000
   Ser. 94A, F.R.W.D.                                            VMIG1            3.45         9/07/95      2,400       2,400,000
Dist. of Columbia, Gen. Oblig., Ser. 92A-3, F.R.D.D.             VMIG1            3.70         9/01/95        600         600,000
Greenfield Mass. Unlimited Tax Gen. Oblig., Ser. 91              Aaa              8.00        10/15/95        725         727,578
Gulf Coast Ind. Dev. Auth., Citgo Petroleum, Ser. 95,
   F.R.D.D.                                                      VMIG1            3.70         9/01/95        400         400,000
Holyoke Poll. Ctrl. Rev., Ser. 88, F.R.W.D.                      A-1+*            3.40         9/06/95        700         700,000
Jackson County Miss. Ind. Swg. Facs. Rev., Chevron Inc.
   Project, Ser. 94, F.R.D>D.                                    P1               3.65         9/01/95      2,200       2,200,000
Marlborough Mass., B.A.N                                         NR               3.75         2/29/96      2,000       2,002,336
Mass. Bay Trans. Auth.,
   Ser. A, T.E.C.P.                                              P1               3.75         9/15/95      1,500       1,500,000
   Ser. B, Notes                                                 MIG2             5.00         9/08/95        250         250,050
   Ser. C, T.E.C.P.                                              A-1+*            3.85        10/13/95      1,000       1,000,000
   Ser. 84A, S.E.M.O.T.                                          VMIG1            3.75         3/01/96      1,000       1,000,000
Mass. Comnwlth., Ded. Inc.Tax, Ser., 90B, F.R.D.D.               VMIG1            3.20         9/01/95      1,350       1,350,000
Mass. Edl. Loan & Auth., Ser. 95A, F.R.W.D.                      NR               3.15         9/06/95      1,500       1,500,000
Mass. Hlth. & Edl. Facs. Auth. Rev.,
   Boston Univ. Ser. 85H, T.E.C.P.                               VMIG1            3.70         9/07/95      2,000       2,000,000
   Cap. Asset Prog., Ser. D, F.R.W.D.                            VMIG1            3.35         9/06/95      2,000       2,000,000
   Cap. Asset Prog., Ser. 85B, F.R.D.D.                          VMIG1            3.35         9/01/95        500         500,000
   Cap. Asset Prog., Ser. 85C, F.R.D.D.                          VMIG1            3.35         9/01/95      1,500       1,500,000
   Harvard Univ., Ser. 85                                        Aaa              8.75        12/01/95      1,000(d)    1,013,003
   Harvard Univ., Ser. 89L, T.E.C.P.                             VMIG1            3.50        10/20/95      1,000       1,000,000
Mass. Hsg. Fin. Agcy. Rev.,
   Ser. 94A, F.R.W.D.                                            NR               3.65         9/07/95      1,000       1,000,000
   Sngl. Fam. Hsg. Rev. Bds., Ser. 5, Q.T.R.O.T.                 Aaa              3.80        12/01/95        975         975,000
   Sngl. Fam. Hsg. Rev. Bds., F.R.W.D.                           NR               3.65         9/07/95        960         960,000
Mass. Ind. Fin. Agcy. Ind. Rev.,
   Riverdale Mills, Ser. 95, F.R.W.D.                            NR               3.70         9/07/95      1,500       1,500,000
   New England Deaconess Proj., Ser. 93B, F.R.W.D.               VMIG1            3.15         9/06/95        300         300,000
   New England Pwr. Co., Ser. 93A, T.E.C.P.                      VMIG1            3.80        12/06/95      2,200       2,200,000
   Ocean Spray Cranberry, A.O.T.                                 NR               4.30        10/15/95      1,700       1,700,000
   Showa Womens Inst. Inc., Ser. 94, F.R.D.D.                    VMIG1            3.40         9/01/95      4,350       4,350,000
   United Med. Corp., Ser. 92 F.R.W.D.                           P1               3.55         9/06/95        800         800,000
Mass. Ind. Fin. Agcy. Res. Rec. Rev., Ogden Haverhill
   Proj., Ser. 92A, F.R.W.D.                                     VMIG1            3.25         9/06/95      1,000       1,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as                   PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                            MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Mass. Mun. Whsl. Elec. Co., Pwr. Supply Sys. Rev., Ser.
   94C, F.R.W.D.                                                 VMIG1            3.50%        9/06/95    $ 1,500     $ 1,500,000
Mass. Port Auth. Rev., Multi Modal, Ser. 95B, F.R.D.D.           VMIG1            3.35         9/01/95      3,300       3,300,000
Mass. Wtr. Res. Auth., T.E.C.P.                                  P1               3.55         9/27/95      1,100       1,100,000
Mass. Wtr. Res. Auth., T.E.C.P.                                  P1               3.60        10/27/95      1,000       1,000,000
Peabody Mass., Ser. 95                                           Aa1              5.40         7/15/96        650         659,156
Puerto Rico Comnwlth.,
   Gov't Dev. Bank., Ser. 95, T.E.C.P.                           A-1+*            4.10         9/08/95      1,000       1,000,000
   Gov't Dev. Bank., Ser. 95, T.E.C.P.                           A-1+*            3.60         9/11/95      1,000       1,000,000
   Gov't Dev. Bank., Ser. 95, T.E.C.P.                           A-1+*            3.50        10/05/95      1,000       1,000,000
Puerto Rico Ind. Med. & Environ. Facs.,
   Inter Amer. Proj., Ser. 88, T.E.C.P.                          VMIG1            3.65        10/06/95        300         300,000
   Reynolds Metal Co. Proj., Ser. 83A, A.O.T.                    P1               3.75         9/01/96      2,000       1,995,140
   Schering-Plough Corp., Ser. 83A, A.O.T.                       Aa3              4.35        12/01/95      2,000       1,998,070
Puerto Rico Public Bldgs. Auth. Rev., Ser. 34, F.R.W.D.          A-1+*            3.60         9/07/95      1,000       1,000,000
Revere Hsg. Auth., Multifamily Mtge. Rev., Waters Edge
   Proj., Ser. 91C, F.R.W.D.                                     A-1*             3.90         9/01/95      1,990       1,990,000
St. Lucie Co., Ser. 93, T.E.C.P.                                 VMIG1            3.65        10/30/95      1,500       1,500,000
                                                                                                                      -----------
Total Investments--102.4%
(amortized cost-$58,170,333(c))                                                                                        58,170,333
Liabilities in excess of other assets--(2.4)%                                                                          (1,348,520)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $56,821,813
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.O.T.--Annual Optional Tender
    B.A.N.--Bond Anticipation Note.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b)
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b)
    Q.T.R.O.T.--Quarterly Tax & Reserve Optional Tender S.E.M.O.T.--Semi-Monthly Tender Offer
    T.E.C.P.--Tax-Exempt Commercial Paper
 (b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 (c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
 (d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
   * Standard & Poor's rating.
NR--Not Rated by Moody's or Standard and Poor's ratings.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at amortized cost which approximates market value................................................      $58,170,333
Cash..........................................................................................................           32,360
Receivable for investments sold...............................................................................        3,327,006
Interest receivable...........................................................................................          295,385
Receivable for Fund shares sold...............................................................................          120,839
Deferred expenses and other assets............................................................................           11,723
                                                                                                                    -----------
   Total assets...............................................................................................       61,957,646
                                                                                                                    -----------
Liabilities
Payable for investments purchased.............................................................................        3,979,646
Payable for Fund shares reacquired............................................................................        1,076,102
Accrued expenses..............................................................................................           44,569
Dividends payable.............................................................................................           24,245
Management fee payable........................................................................................            6,256
Distribution fee payable......................................................................................            3,415
Deferred Trustees' fees.......................................................................................            1,600
                                                                                                                    -----------
   Total liabilities..........................................................................................        5,135,833
                                                                                                                    -----------
Net Assets....................................................................................................      $56,821,813
                                                                                                                    -----------
                                                                                                                    -----------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value...........................................................      $   568,218
   Paid-in capital in excess of par...........................................................................       56,253,595
                                                                                                                    -----------
Net assets, August 31, 1995...................................................................................      $56,821,813
                                                                                                                    -----------
                                                                                                                    -----------
Net asset value, offering price and redemption price per share ($56,821,813 / 56,821,813 shares of
   beneficial interest issued and outstanding; unlimited number of shares authorized).........................            $1.00

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1995
                                               ---------------
Income
   Interest.................................     $ 1,594,584
                                               ---------------
Expenses
   Management fee, net of waiver of
      $160,946..............................          53,649
   Distribution fee.........................          53,649
   Custodian's fees and expenses............          65,000
   Transfer agent's fees and expenses.......          27,000
   Reports to shareholders..................          17,000
   Registration fees........................          15,000
   Amortization of organization expenses....          12,151
   Audit fee................................          10,500
   Legal fees...............................          10,000
   Trustees' fees...........................           3,200
   Miscellaneous............................           1,983
                                               ---------------
      Total expenses........................         269,132
Less: custodian fee credit..................         (23,554)
                                               ---------------
      Net expenses..........................         245,578
                                               ---------------
Net investment income.......................       1,349,006
                                               ---------------
Realized Loss on investments
Net realized loss on investment
   transactions.............................            (663)
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 1,348,343
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase                              Year Ended August 31,
in Net Assets                         1995             1994
Operations
   Net investment income........  $   1,349,006    $     789,061
   Net realized loss on
      investment transactions...           (663)              --
                                  -------------    -------------
   Net increase in net assets
      resulting from
      operations................      1,348,343          789,061
                                  -------------    -------------
Dividends to shareholders (Note
   1)...........................     (1,348,343)        (789,061)
                                  -------------    -------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold......................    209,358,640      147,907,523
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      dividends.................      1,276,924          757,067
   Cost of shares reacquired....   (191,091,855)    (147,994,192)
                                  -------------    -------------
   Net increase in net assets
      from Series share
      transactions..............     19,543,709          670,398
                                  -------------    -------------
Total increase..................     19,543,709          670,398
Net Assets
Beginning of year...............     37,278,104       36,607,706
                                  -------------    -------------
End of year.....................  $  56,821,813    $  37,278,104
                                  -------------    -------------
                                  -------------    -------------

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Massachusetts Money Market Series (the ``Series'') commenced investment operations on August 5, 1991. The Series is non-diversified and seeks to provide the highest level of income that is exempt from Massachusetts State, local and federal income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities having a maturity of thirteen months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 P.M., New York time.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Deferred Organization Expenses: The Series incurred approximately $51,000 in organization and initial registration expenses. Such amount has been deferred and is being amortized over a period of 60 months ending July 1996.

Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. For the fiscal year ended August 31, 1995, PMF voluntarily waived 75% of its management fee. The amount of fees waived for the fiscal year ended August 31, 1995 amounted to $160,946 ($.003 per share; .375% of average net assets).

The Fund has a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''). To reimburse PMFD for its expenses incurred pursuant to a plan of distribution, the Fund pays PMFD a reimbursement, accrued daily and payable monthly, at an annual rate of .125 of 1% of the Series' average daily net assets. PMFD pays various broker-dealers, including Prudential Securities Incorporated (``PSI'') and Pruco Securities Corporation, affiliated broker-dealers, for account servicing fees and other expenses incurred by such broker-dealers.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1995, the Series incurred fees of approximately $24,000 for the services of PMFS. As of August 31, 1995, approximately $1,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also includes certain out-of-pocket expenses paid to non-affiliates.

--------------------------------------------------------------------------------

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                                                August 5,
                                                                                                                 1991(a)
                                                                           Year Ended August 31,                 through
                                                                -------------------------------------------     August 31,
                                                                 1995        1994        1993        1992          1991
                                                                -------     -------     -------     -------        -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  1.00     $  1.00     $  1.00     $  1.00       $ 1.00
Net investment income and realized gains(c).................       .031        .019        .021        .034         .003
Dividends and distributions to shareholders.................      (.031)      (.019)      (.021)      (.034)       (.003)
                                                                -------     -------     -------     -------        -----
Net asset value, end of period..............................    $  1.00     $  1.00     $  1.00     $  1.00       $ 1.00
                                                                -------     -------     -------     -------        -----
                                                                -------     -------     -------     -------        -----
TOTAL RETURN(d):............................................       3.10%       1.89%       2.17%       3.44%        0.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................    $56,822     $37,278     $36,608     $18,019       $6,365
Average net assets (000)....................................    $42,919     $42,427     $32,246     $15,477       $3,200
Ratio to average net assets:(c)
   Expenses, including distribution fee.....................       .627%       .620%       .365%       .125%        .125%(b)
   Expenses, excluding distribution fee.....................       .502%       .495%       .240%        .00%         .00%(b)
   Net investment income....................................       3.14%       1.86%       2.11%       3.20%        4.46%(b)

---------------
 (a) Commencement of investment operations.
 (b) Annualized.
 (c) Net of management fee waiver and expense subsidy.
 (d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                  MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Massachusetts Money Market Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Massachusetts Money Market Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period August 5, 1991 (commencement of investment operations) through August 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Massachusetts Money Market Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--96.7%
------------------------------------------------------------------------------------------------------------------------------
Adams Twnshp. Sch. Dist. Rev., Gen. Oblig., A.M.B.A.C.           Aaa              6.60%        5/01/24   $  1,000     $ 1,053,750
Arpt. Michigan Comm. Sch. Dist., A.M.B.A.C.                      Aaa              5.125        5/01/22      1,535       1,377,877
Breitung Twnshp. Sch. Dist. Rev., Gen. Oblig., M.B.I.A.          Aaa              6.30         5/01/15        250         257,363
Canton Charter Twnshp. Bldg. Auth.,
   Wayne Cnty. Golf Course, F.S.A.                               Aaa              4.75         1/01/11        450         398,214
   Wayne Cnty. Golf Course, F.S.A.                               Aaa              4.75         1/01/12        450         393,610
   Wayne Cnty. Golf Course, F.S.A.                               Aaa              4.75         1/01/13        500         432,205
   Wayne Cnty. Golf Course, F.S.A.                               Aaa              4.75         1/01/14        500         430,530
Central Michigan Univ. Rev.                                      A                7.00        10/01/10        700 (b)     789,509
Chippewa Valley Sch. Dist., F.G.I.C.                             Aaa              5.00         5/01/21      2,400       2,118,888
Detroit Econ. Dev. Corp., Res. Rec. Rev., Ser. A, F.S.A.         Aaa              6.875        5/01/09      1,000       1,078,730
Detroit Wtr. Supply Sys. Rev.,
   F.G.I.C.                                                      Aaa              4.75         7/01/19      1,000         843,610
   F.G.I.C.                                                      Aaa              5.00         7/01/23      1,250       1,098,550
Detroit Sewage Disp. Rev., F.G.I.C.                              Aaa              5.70         7/01/23      2,000       1,895,860
Detroit St. Aid, Gen. Oblig.                                     Baa              5.625        5/01/97      1,500       1,523,325
Dickinson Cnty., Mem. Hosp. Sys. Rev.                            Ba1              8.00        11/01/14      1,000       1,013,800
Ferris St. Univ. Gen. Rev., A.M.B.A.C.                           Aaa              5.80        10/01/05        440         467,949
Grand Rapids San. Swr. Sys. Rev.                                 A1               7.00         1/01/16        500         533,925
Guam Pwr. Auth. Rev., Ser. A                                     BBB(e)           6.625       10/01/14      1,000       1,024,770
Holland Sch. Dist., A.M.B.A.C.                                   Aaa              Zero         5/01/15      2,400         732,648
Huron Valley Sch. Dist., Gen. Oblig., F.G.I.C.                   Aaa              Zero         5/01/10      3,500       1,487,500
Jackson Cnty., Hosp. Fin. Auth. Rev., Ser. A, F.G.I.C.           Aaa              5.25         6/01/23      1,500       1,350,555
Kent Hosp. Fac. Fin. Auth. Rev., Blodgette Mem. Med. Ctr.,
   Ser. A                                                        A                7.25         7/01/05        500         540,100
Lincoln Sch. Dist., Gen. Oblig., F.G.I.C.                        Aaa              5.80         5/01/14        500         494,335
Michigan Higher Ed., Student Loan Auth. Rev., Ser. XIII-A,
   M.B.I.A.                                                      Aaa              7.55        10/01/08        500         546,875
Michigan Pub. Pwr. Agcy. Rev.,
   Belle River Proj., Ser. A                                     A1               5.25         1/01/18      1,250       1,132,500
   Belle River Proj.                                             A1               5.00         1/01/19      1,000         870,670
Michigan St. Hosp. Fin. Auth. Rev.,
   Bay Med. Ctr., Ser. A                                         Baa1             8.25         7/01/12      2,000       2,136,180
   Henry Ford Hosp.                                              Aaa              9.00         5/01/08      2,340       2,961,130
   Hosp. Genesys Hlth. Sys.                                      Baa              8.125       10/01/21      1,000       1,074,550
   Hosp. Genesys Hlth. Sys.                                      Baa              7.50        10/01/27        500         510,930
   Hosp. Pontiac Osteopathic, Ser. A                             Baa1             6.00         2/01/24        900         785,583
   McLaren Obligated Group, Ser. A                               Aaa              7.50         9/15/21        800(b)      935,104
   Oakwood Hosp. Obligated Group, F.G.I.C.                       Aaa              6.95         7/01/02      1,000(b)(c) 1,123,260
   Sisters of Mercy, Ser. H, M.B.I.A.                            Aaa              7.50         8/15/07      2,000       2,179,100

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Michigan St. Hsg. Dev. Auth. Rev.,
   Multifamily Mtge. Insured Hsg., Ser. A                        A+(e)            7.15%        4/01/10   $  1,000     $ 1,057,640
   Multifamily Mtge. Insured Hsg., Ser. A                        A+(e)            7.70         4/01/23        500         532,010
   Sngl. Fam. Mtge., Ser. A                                      AA(e)            7.70        12/01/16        370         397,361
Michigan St. Strategic Fund Ltd. Obligated Rev.,
   Waste Mgmt. Inc. Proj.                                        A1               6.625       12/01/12      2,000       2,066,000
Michigan St. Trunk Line Hwy.,
   Ser. A, A.M.B.A.C.                                            Aaa              Zero        10/01/05      2,600       1,534,234
   Ser. A, A.M.B.A.C.                                            Aaa              Zero        10/01/06      1,250         691,012
Michigan St. Univ. Rev., Ser. A                                  A1               5.50         8/15/22        640         590,278
Monroe Cnty. Poll. Ctrl. Rev., Detroit Edison Co., F.G.I.C.      Aaa              7.65         9/01/20      2,000       2,248,940
Mt. Pleasant Wtr. Rev., Wtr. & Swr.,
   M.B.I.A.                                                      Aaa              5.00         2/01/22        520         458,354
   M.B.I.A.                                                      Aaa              4.00         2/01/23        550         401,715
   M.B.I.A.                                                      Aaa              4.00         2/01/24        585         425,061
Oak Park, Gen. Oblig.,
   A.M.B.A.C.                                                    Aaa              7.00         5/01/11        375(b)      429,128
   A.M.B.A.C.                                                    Aaa              7.00         5/01/12        400(b)      457,736
Oakland Cnty., Leuders Drainage Dept., A.M.B.A.C.                Aaa              5.50         5/01/09        350         348,971
Oakland Univ. Rev., Gen. Oblig., M.B.I.A.                        Aaa              5.75         5/15/26      1,400       1,358,644
Posen Cons. Sch. Dist., Sch. Dist. No. 9, M.B.I.A.               Aaa              6.75         5/01/22      1,000       1,076,060
Puerto Rico Commonwlth. Hwy. Auth. Rev.,
   Ser. Q                                                        Baa1             7.75         7/01/16      1,500(b)    1,742,595
   M.B.I.A.                                                      Aaa              5.782        7/01/08      2,000       2,068,460
Puerto Rico Elec. Pwr. Auth. Rev., Ser. N                        Baa1             7.125        7/01/14        920         992,395
Puerto Rico Ind., Tourist, Edu., Med. & Envir. Ctrl. Facs.,
   Hosp. Auxilio Mutuo Oblig. Grp. A, M.B.I.A.                   Aaa              6.25         7/01/24      1,000       1,021,880
Saginaw Valley St. Univ. Gen. Rev., M.B.I.A.                     Aaa              5.375        7/01/16        790         744,172
St. Clair Cnty., Wtr. Supply Sys. No. VII, IRA Township,
   A.M.B.A.C.                                                    Aaa              5.25         7/01/15      1,000         901,820
Tri-Cnty. Area Schs., Gen. Oblig., F.G.I.C.                      Aaa              5.25         5/01/20      2,000       1,834,400
Univ. of Michigan Major Cap. Proj. Rev.                          Aa1              5.50         4/01/13        355         341,446
Univ. of Michigan Rev.,
   Pkg. Sys. Rfdg.                                               Aa               5.00         6/01/15        500         445,195
Virgin Islands Pub. Fin. Auth. Rev., Matching Loan Notes,
   Ser. A                                                        NR               7.25        10/01/18        500         527,480
Virgin Islands Wtr. & Pwr. Auth., Elec. Sys. Rev., Ser. A        NR               7.40         7/01/11        500         531,620
Warren Cons. Sch. Dist., Consolidated Sch. Dist., Ser. II,
   F.G.I.C.                                                      Aaa              5.25         5/01/21      1,000         915,740
Wayne Cnty. Arpt. Rev., M.B.I.A.                                 Aaa              6.125       12/01/24        500         502,565
Wayne Cnty. Bldg. Auth., Ser. A                                  Baa              8.00         3/01/17      1,250(b)    1,491,013
Western Michigan Univ. Gen. Rev., F.G.I.C.                       Aaa              5.00         7/15/21        500         441,240
Wyandotte Elec. Rev., M.B.I.A.                                   Aaa              6.25        10/01/08      2,000       2,185,460
                                                                                                                      -----------
Total long-term investments (cost $63,241,333)                                                                         66,354,110

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.3%
Michigan Strategic Fund Poll. Ctrl. Rev., Consumers Pwr.
   Proj., F.R.D.D., Ser. 88A
   (cost $200,000)                                               P-1              3.55%        9/01/95   $    200     $   200,000
                                                                                                                      -----------
Total Investments--97.0%
(cost $63,441,333; Note 4)                                                                                             66,554,110
Other assets in excess of liabilities--3.0%                                                                             2,029,503
                                                                                                                      -----------
Net Assets--100%                                                                                                      $68,583,613
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note(d).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.
 (b) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
 (c) Pledged as initial margin on financial futures contracts.
 (d) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 (e) Standard & Poor's rating.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            MICHIGAN SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $63,441,333)......................................................................      $66,554,110
Cash..........................................................................................................           60,311
Interest receivable...........................................................................................        1,077,967
Receivable for investments sold...............................................................................        1,044,792
Receivable for Fund shares sold...............................................................................           16,297
Other assets..................................................................................................            1,814
                                                                                                                    -----------
   Total assets...............................................................................................       68,755,291
                                                                                                                    -----------
Liabilities
Accrued expenses..............................................................................................           50,427
Dividends payable.............................................................................................           35,908
Management fee payable........................................................................................           25,921
Payable for Fund shares reacquired............................................................................           23,957
Distribution fee payable......................................................................................           19,803
Due to broker-variation margin payable........................................................................           14,062
Deferred trustee fees.........................................................................................            1,600
                                                                                                                    -----------
   Total liabilities..........................................................................................          171,678
                                                                                                                    -----------
Net Assets....................................................................................................      $68,583,613
                                                                                                                    -----------
                                                                                                                    -----------
Net assets were comprised of:
   Shares of beneficial interest, at par......................................................................      $    57,725
   Paid-in capital in excess of par...........................................................................       64,831,781
                                                                                                                    -----------
                                                                                                                     64,889,506
   Accumulated net realized gain on investments...............................................................          598,830
   Net unrealized appreciation on investments.................................................................        3,095,277
                                                                                                                    -----------
   Net assets, August 31, 1995................................................................................      $68,583,613
                                                                                                                    -----------
                                                                                                                    -----------
Class A:
   Net asset value and redemption price per share
      ($27,024,496 / 2,273,555 shares of beneficial interest issued and outstanding)..........................           $11.89
   Maximum sales charge (3.0% of offering price)..............................................................              .37
                                                                                                                    -----------
   Maximum offering price to public...........................................................................           $12.26
                                                                                                                    -----------
                                                                                                                    -----------
Class B:
   Net asset value, offering price and redemption price per share
      ($41,459,262 / 3,490,489 shares of beneficial interest issued and outstanding)..........................           $11.88
                                                                                                                    -----------
                                                                                                                    -----------
Class C:
   Net asset value, offering price and redemption price per share
      ($99,855 / 8,407 shares of beneficial interest issued and outstanding)..................................           $11.88
                                                                                                                    -----------
                                                                                                                    -----------

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND             PRUDENTIAL MUNICIPAL SERIES FUND
MICHIGAN SERIES                              MICHIGAN SERIES
Statement of Operations                      Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1995
Income
   Interest.................................     $ 4,423,046
                                               ---------------
Expenses
   Management fee, net waiver of $22,911....         323,133
   Distribution fee--Class A................          16,932
   Distribution fee--Class B................         261,080
   Distribution fee--Class C................             458
   Custodian's fees and expenses............          94,000
   Reports to shareholders..................          65,000
   Transfer agent's fees and expenses.......          57,000
   Registration fees........................          42,000
   Audit fee................................          11,000
   Legal fees...............................          10,000
   Trustees' fees...........................           3,200
   Miscellaneous............................           7,168
                                               ---------------
      Total expenses........................         890,971
   Less: custodian fee credit...............          (2,591)
                                               ---------------
      Net expenses..........................         888,380
                                               ---------------
Net investment income.......................       3,534,666
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................       1,174,983
   Financial futures contract
      transactions..........................        (329,952)
                                               ---------------
                                                     845,031
                                               ---------------
Net change in unrealized
   appreciation/depreciation of:
   Investments..............................        (146,487)
   Financial futures contracts..............          38,125
                                               ---------------
                                                    (108,362)
                                               ---------------
Net gain on investments.....................         736,669
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 4,271,335
                                               ---------------
                                               ---------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1995            1994
Operations
   Net investment income..........  $  3,534,666    $  3,752,311
   Net realized gain on investment
      transactions................       845,031         455,336
   Net change in unrealized
      appreciation/depreciation of
      investments.................      (108,362)     (4,917,813)
                                    ------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................     4,271,335        (710,166)
                                    ------------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A.....................      (898,307)       (237,966)
      Class B.....................    (2,633,512)     (3,514,345)
      Class C.....................        (2,847)             --
                                    ------------    ------------
                                      (3,534,666)     (3,752,311)
                                    ------------    ------------
   Distributions from net realized
      gains
      Class A.....................       (12,146)        (25,697)
      Class B.....................      (177,027)       (429,245)
      Class C.....................           (43)             --
                                    ------------    ------------
                                        (189,216)       (454,942)
                                    ------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................     4,796,012      13,225,456
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     2,351,573       2,730,066
   Cost of shares reacquired......   (13,930,082)    (10,334,965)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................    (6,782,497)      5,620,557
                                    ------------    ------------
Total increase (decrease).........    (6,235,044)        703,138
Net Assets
Beginning of year.................    74,818,657      74,115,519
                                    ------------    ------------
End of year.......................  $ 68,583,613    $ 74,818,657
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  MICHIGAN SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Michigan Series (the ``Series'') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Series invests in financial futures contracts in order to hedge it's existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required. Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  MICHIGAN SERIES
--------------------------------------------------------------------------------
performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''). PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $22,911 ($0.004 per share for Class A, B and C shares; .03% of average net assets). The Series' is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1995.
PMFD has advised the Series that it has received approximately $8,100 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the fiscal year ended August 31, 1995, it received approximately $127,100 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1995, the Series incurred fees of approximately $39,000 for the services of PMFS. As of August 31, 1995, approximately $3,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1995 were $22,270,724 and $30,476,270, respectively.
At August 31, 1995, the Fund sold 20 financial futures contracts on the Municipal Bond Index and 10 on the U.S. Treasury Index both of which expire in September, 1995. The value at disposition of such contracts is $3,420,313. The value of such contracts on August 31, 1995 was $3,402,813, thereby resulting in an unrealized loss of $17,500.
The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of August 31, 1995, net unrealized appreciation for federal income tax purposes was $3,112,777 (gross unrealized appreciation--$3,601,842; gross unrealized depreciation--$489,065).
------------------------------------------------------------
Note 5. Capital
The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  MICHIGAN SERIES
--------------------------------------------------------------------------------
beneficial interest for the fiscal years ended August 31, 1994 and 1995 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................      39,300    $    455,090
Shares issued in reinvestment of
  dividends
  and distributions.................      47,423         558,002
Shares reacquired...................    (207,127)     (2,427,463)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (120,404)     (1,414,371)
Shares issued upon conversion from
  Class B...........................   1,993,537      23,087,478
                                      ----------    ------------
Net increase in shares
  outstanding.......................   1,873,133    $ 21,673,107
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................     125,287    $  1,540,765
Shares issued in reinvestment of
  dividends
  and distributions.................      14,526         176,113
Shares reacquired...................     (44,147)       (531,472)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      95,666    $  1,185,406
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1995:
Shares sold.........................     366,931    $  4,247,921
Shares issued in reinvestment of
  dividends
  and distributions.................     155,664       1,790,735
Shares reacquired...................  (1,004,534)    (11,502,619)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (481,939)     (5,463,963)
Shares reacquired upon conversion
  into Class A......................  (1,995,260)    (23,087,478)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (2,477,199)   $(28,551,441)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................     953,569    $ 11,684,491
Shares issued in reinvestment of
  dividends
  and distributions.................     210,536       2,553,953
Shares reacquired...................    (816,504)     (9,803,493)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     347,601    $  4,434,951
                                      ----------    ------------
                                      ----------    ------------
Class C                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................       8,149    $     93,001
Shares issued in reinvestment of
  dividends
  and distributions.................         241           2,836
                                      ----------    ------------
Net increase in shares
  outstanding.......................       8,390    $     95,837
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994* through
  August 31, 1994:
Shares sold.........................          17    $        200
                                      ----------    ------------
Net increase in shares
  outstanding.......................          17    $        200
                                      ----------    ------------
                                      ----------    ------------

---------------
* Commencement of offering of Class C shares.

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                     Class A
                                               ---------------------------------------------------
                                                              Year Ended August 31,
                                               ---------------------------------------------------
                                                1995        1994       1993       1992       1991
                                               -------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........    $ 11.75     $12.51     $11.90     $11.30     $10.81
                                               -------     ------     ------     ------     ------
Income from investment operations
Net investment income......................        .64(a)     .64        .67        .68        .67
Net realized and unrealized gain (loss) on
  investment transactions..................        .17       (.69)       .71        .60        .49
                                               -------     ------     ------     ------     ------
   Total from investment operations........        .81       (.05)      1.38       1.28       1.16
                                               -------     ------     ------     ------     ------
Less distributions
Dividends from net investment income.......       (.64)      (.64)      (.67)      (.68)      (.67)
Distributions from net realized gains......       (.03)      (.07)      (.10)        --         --
                                               -------     ------     ------     ------     ------
   Total distributions.....................       (.67)      (.71)      (.77)      (.68)      (.67)
                                               -------     ------     ------     ------     ------
Net asset value, end of year...............    $ 11.89     $11.75     $12.51     $11.90     $11.30
                                               -------     ------     ------     ------     ------
                                               -------     ------     ------     ------     ------
TOTAL RETURN(b):...........................       7.13%     (0.38)%    11.95%     11.63%     11.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..............    $27,024     $4,706     $3,814     $1,618       $835
Average net assets (000)...................    $16,932     $4,505     $2,285     $1,235       $694
Ratios to average net assets:
   Expenses, including distribution fees...       1.02%(a)    .91%       .96%       .98%      1.09%
   Expenses, excluding distribution fees...        .92%(a)    .81%       .86%       .88%       .99%
   Net investment income...................       5.31%(a)   5.27%      5.51%      5.82%      6.09%
Portfolio turnover rate....................         33%        12%        14%        30%        62%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                     Class B                                    Class C
                                               -------------------------------------------------------  -------------------------
August 1,
                                                                                                              Year      1994(d)
                                                                Year Ended August 31,                        Ended      through
                                               -------------------------------------------------------     August 31,  August 31,
                                                1995        1994        1993        1992        1991          1995        1994
                                               -------     -------     -------     -------     -------     ----------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $ 11.75     $ 12.51     $ 11.90     $ 11.30     $ 10.81       $  11.75    $  11.78
                                               -------     -------     -------     -------     -------     ----------    --------
Income from investment operations
Net investment income......................        .59(a)      .59         .62         .63         .63            .56(a)      .04
Net realized and unrealized gain (loss) on
  investment transactions..................        .16        (.69)        .71         .60         .49            .16        (.03)
                                               -------     -------     -------     -------     -------     ----------     -------
   Total from investment operations........        .75        (.10)       1.33        1.23        1.12            .72         .01
                                               -------     -------     -------     -------     -------     ----------     -------
Less distributions
Dividends from net investment income.......       (.59)       (.59)       (.62)       (.63)       (.63)          (.56)       (.04)
Distributions from net realized gains......       (.03)       (.07)       (.10)         --          --           (.03)         --
                                               -------     -------     -------     -------     -------     ----------     -------
   Total distributions.....................       (.62)       (.66)       (.72)       (.63)       (.63)          (.59)       (.04)
                                               -------     -------     -------     -------     -------     ----------     -------
Net asset value, end of period.............    $ 11.88     $ 11.75     $ 12.51     $ 11.90     $ 11.30       $  11.88    $  11.75
                                               -------     -------     -------     -------     -------     ----------     -------
                                               -------     -------     -------     -------     -------     ----------     -------
TOTAL RETURN(b):...........................       6.60%      (0.78)%     11.51%      11.18%      10.60%          6.29%       0.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $41,459     $70,112     $70,302     $56,095     $59,400           $100        $200(e)
Average net assets (000)...................    $52,216     $72,095     $61,548     $52,137     $50,809            $61        $199(e)
Ratios to average net assets:
   Expenses, including distribution fees...       1.37%(a)    1.31%       1.36%       1.38%       1.49%          1.68%(a)   2.15%(c)
   Expenses, excluding distribution fees...        .87%(a)     .81%        .86%        .88%        .99%           .93%(a)   1.39%(c)
   Net investment income...................       5.04%(a)    4.87%       5.11%       5.42%       5.66%          4.66%(a)   4.56%(c)
Portfolio turnover rate....................         33%         12%         14%         30%         62%            33%         12%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.
 (e) Figures are actual and not rounded to the nearest thousand.

--------------------------------------------------------------------------------
                                           See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                   MICHIGAN SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Michigan Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Michigan Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Michigan Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.5%
------------------------------------------------------------------------------------------------------------------------------
Atlantic City, Gen. Oblig., Ser. A                            BAA1               Zero        11/01/06    $ 1,490     $    838,065
Atlantic City Mun. Utils. Auth. Rev., Wtr. System             A-(c)              7.75%        5/01/17      2,000 (e)    2,298,580
Bergen Cnty., Utils. Auth.,
   Wtr. Poll. Ctrl. Rev., F.G.I.C., Ser. B                    Aaa                5.75        12/15/05      1,000        1,069,630
   Wtr. Poll. Ctrl. Rev., F.G.I.C., Ser. B                    Aaa                Zero        12/15/08      7,250        3,598,973
Camden Cnty. Fin. Auth., F.S.A.                               Aaa                Zero         2/15/03      1,600        1,119,312
Camden Cnty. Poll. Ctrl. Fin. Auth., Solid Waste Res.
   Rec. Rev., Ser. B                                          Ba                 7.50        12/01/09      3,400        3,472,624
Cape May Cnty. Ind. Poll. Ctrl., Fin. Auth. Rev.,
   M.B.I.A.                                                   Aaa                6.80         3/01/21      2,615        2,999,248
Cherry Hill Township                                          Aa                 5.90         6/01/05      1,000        1,060,140
Cherry Hill Township                                          Aa                 6.30         6/01/12      2,000        2,092,040
Cinnaminson Sewage Auth. Rev.                                 A1                 7.40         2/01/15      1,600        1,812,224
Delaware River Bay Auth., M.B.I.A.                            Aaa                5.00         1/01/17      2,250        2,028,555
Edison Twnshp., Gen. Oblig., A.M.B.A.C.                       Aaa                6.00         1/01/08      5,390        5,758,191
Egg Harbor Twnshp. Sch. Dist., F.S.A.                         Aaa                4.75         2/15/09      1,010          933,169
Egg Harbor Twnshp. Sch. Dist., Cert. of Part., M.B.I.A.       Aaa                7.40         4/01/02      1,000(d)(e)  1,119,400
Essex Cnty. Impvt. Auth., A.M.B.A.C.                          Aaa                5.50        12/01/20      1,600        1,534,560
Essex Cnty. New Jersey Refunding Series A-1, A.M.B.A.C.       Aaa                5.375        9/01/10      6,000        5,822,760
Evesham Mun. Utils. Auth. Rev., Ser. B, M.B.I.A.              Aaa                7.00         7/01/10      2,000        2,180,400
Hammonton, Gen. Oblig., A.M.B.A.C.                            Aaa                6.85         8/15/03        500          570,650
Hammonton, Gen. Oblig., A.M.B.A.C.                            Aaa                6.85         8/15/04        500          573,885
Hammonton, Gen. Oblig., A.M.B.A.C.                            Aaa                6.85         8/15/05        500          576,075
Howell Twnshp. Mun. Utils. Auth. Rev., 2nd Ser.               NR                 8.60         1/01/14        750 (e)      849,683
Hudson Cnty. Impvt. Auth.,
   Solid Waste Sys. Rev.                                      BBB-(c)            7.10         1/01/20      2,050        2,047,356
   Solid Waste Sys. Rev.                                      A+(c)              6.10         7/01/20      1,500        1,510,485
Jackson Twnshp. Sch. Dist., F.G.I.C.                          Aaa                6.60         6/01/04      1,020        1,160,760
Jackson Twnshp. Sch. Dist., F.G.I.C.                          Aaa                6.60         6/01/05        940        1,072,784
Jackson Twnshp. Sch. Dist., F.G.I.C.                          Aaa                6.60         6/01/10      1,600        1,803,824
Jackson Twnshp. Sch. Dist., F.G.I.C.                          Aaa                6.60         6/01/11      1,600        1,801,760
Jersey City, Gen. Oblig., F.S.A., Ser. A                      Aaa                9.25         5/15/04      4,310        5,635,972
Jersey City, Hudson Cnty. Qualified Water Auth. Rev.,
   F.S.A.                                                     Aaa                5.00        12/15/17      1,200        1,087,608

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Jersey City, Redev. Auth. Rev., Red Dixon Mill Apts.
   Proj., F.N.M.A.                                            AAA(c)             6.10%        5/01/12   $  5,000     $  5,127,400
Lakewood Twnshp., Gen., Oblig., F.G.I.C.                      Aaa                6.60        12/01/04        450          509,886
Lakewood Twnshp., Gen., Oblig., F.G.I.C.                      Aaa                6.60        12/01/05        445          505,342
Lenape Regl. High Sch. Dist., Gen. Oblig., M.B.I.A.           Aaa                7.625        1/01/12        400          487,368
Mercer Cnty. Impvt. Auth. Rev.                                Aa1                Zero         4/01/06      2,500        1,459,550
Mercer Cnty. Impvt. Auth. Rev.                                Aa1                Zero         4/01/07      2,725        1,490,003
Mercer Cnty. Impvt. Auth. Rev.,
   West Windsor Twnshp. Police Proj.                          Aa                 6.00        11/15/10      1,250        1,273,337
Middle Twnshp. Sch. Dist., F.G.I.C.                           Aaa                7.00         7/15/05      1,200        1,394,268
Millburn Twnshp. Brd. of Ed.                                  Aaa                5.35         7/15/13      1,140        1,110,497
Millburn Twnshp. Brd. of Ed.                                  Aaa                5.35         7/15/14      1,135        1,095,706
Millburn Twnshp. Brd. of Ed.                                  Aaa                5.35         7/15/16      1,150        1,095,755
Millburn Twnshp. Brd. of Ed.                                  Aaa                5.35         7/15/17      1,150        1,091,695
Monmouth Cnty. Impvt. Auth. Rev.,
   Howell Twnshp. Brd. of Ed. Proj. Rev.                      AA(c)              6.45         7/01/08      2,000        2,161,780
   Nat'l Auth. Rev.                                           AA(c)              6.55         7/01/12      4,065        4,354,143
   Water & Sewage Facs Rev., M.B.I.A.                         Aaa                5.00         2/01/13      1,600        1,459,120
   Wtr. Treatment Fac., M.B.I.A.                              Aaa                6.875        8/01/12        750          841,200
Morris Cnty.                                                  Aaa                5.00         7/15/14      3,180        2,910,718
Morris Cnty.                                                  Aaa                5.00         7/15/15      3,180        2,878,472
   Water Facs., F.G.I.C.                                      NR                 8.20        11/01/29      5,000 (f)    4,737,500
   Middlesex Water Co., A.M.B.A.C.                            Aaa                5.25        10/01/23      2,900        2,620,759
New Jersey St. Bldg. Auth. Rev.                               Aa                 5.00         6/15/17      1,000          881,410
New Jersey St. Bldg. Auth. Rev., Garden St. Svg. Bonds,
   Ser. A                                                     Aa                 Zero         6/15/03        890          612,747
New Jersey St. Econ. Dev. Auth.,
   Amer. Airlines Inc. Proj.                                  Baa2               7.10        11/01/31      3,900        4,056,000
   Jersey Central Pwr. & Light                                Aa                 7.10         7/01/15        400          423,924
   Nat'l. Assoc. of Accountants                               NR                 7.50         7/01/01      1,050        1,105,356
   Nat'l. Assoc. of Accountants                               NR                 7.65         7/01/09        950          999,447
   Peddie School Project                                      AA-(c)             5.75         2/01/12      1,250        1,249,925
   St Barnabas Reality Project M.B.I.A.                       Aaa                5.25         7/01/20      3,000        2,784,000
New Jersey St. Econ. Dist. Heating & Cool., Trigen
   Trenton Proj., Ser. B                                      BBB-(c)            6.20        12/01/07      2,725        2,840,077
New Jersey Econ. Dist. Heating & Cool., Trigen Trenton
   Proj.                                                      BBB-(c)            6.20        12/01/10        600          602,628
New Jersey St. Edl. Facs. Fin. Auth. Rev.,
   Princeton University                                       Aaa                5.25         7/01/25      3,760        3,503,079
   Princeton Inst. For Advanced Study, Ser. B                 Aaa                6.35         7/01/21      5,620        5,797,479
   Seton Hall Univ. Proj., Ser. B, M.B.I.A.                   Aaa                6.25         7/01/07        680          726,254
   Seton Hall Univ. Proj., Ser. D                             Baa1               7.00         7/01/21      2,000        2,115,620

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New Jersey St. Hlth. Care Facs. Fin. Auth. Rev.,
   Atlantic City Med. Ctr., Ser. C                            A                  6.80%        7/01/11   $  3,900     $  4,083,846
   East Orange Gen. Hosp., Ser. B                             BBB+(c)            7.75         7/01/20      2,250        2,385,248
   Helene Fuld Med. Ctr., Ser. C                              A(c)               8.00         7/01/08      2,700        2,998,350
   Helene Fuld Med. Ctr., Ser. C                              A(c)               8.125        7/01/13        500          552,805
   Intercare Hlth. Systems-JFK Ctr.                           A                  7.50         7/01/07      1,000        1,092,570
   Intercare Hlth. Systems-JFK Ctr.                           A                  7.625        7/01/18        945        1,039,566
   Jersey Shore Med. Ctr., A.M.B.A.C.                         Aaa                6.00         7/01/09      1,465        1,526,486
   Jersey Shore Med. Ctr.                                     Aaa                6.25         7/01/21      1,500        1,539,000
   Kensington Cmnty. Med. Ctr., M.B.I.A.                      Aaa                7.00         7/01/20      3,450        3,790,791
   Rahway Hospital, Ser. B                                    Baa1               7.75         7/01/14      4,740        4,851,864
   St. Peters Med. Ctr., M.B.I.A., Ser. E                     Aaa                6.50         7/01/07      1,725 (e)    1,922,978
   Somerset Med. Ctr., F.G.I.C.                               Aaa                5.20         7/01/24      1,015          920,260
   Warren Hosp.                                               AA(c)              5.25         7/01/14      2,985        2,709,096
New Jersey St. Hsg. & Mtge. Fin. Agcy., M.B.I.A., Ser. D      Aaa                7.70        10/01/29      4,810        5,084,218
New Jersey St. Hsg. & Mtge. Fin. Agcy., Tiffany Manor,
   Ser. B                                                     A+(c)              6.75        11/01/11      2,190        2,268,840
New Jersey St. Hwy. Auth., Garden St. Pkwy. Gen. Rev.         A1                 6.20         1/01/10      3,035        3,224,839
New Jersey St. Trans. Trust Fund Auth.,
   Trans. Sys., M.B.I.A.                                      Aaa                5.00         6/15/15      4,000        3,669,920
   Trans. Sys., M.B.I.A.                                      Aaa                6.50         6/15/11      5,000        5,483,600
   Trans. Sys., M.B.I.A.                                      Aaa                5.50         6/15/15      5,000        4,830,000
New Jersey St. Tpke. Auth. Rev.,
   Ser. C, M.B.I.A.                                           Aaa                6.50         1/01/09      1,000        1,106,520
   Ser. C, M.B.I.A.                                           Aaa                6.50         1/01/16     14,835       16,157,392
   Ser. A                                                     A                  6.75         1/01/08      2,000        2,169,100
New Jersey St. Wastewater Treatment,
   Trust Loan Rev.                                            Aa                 6.875        6/15/06      1,000        1,100,590
   Trust Loan Rev., Ser. A                                    Aa                 6.00         7/01/09      1,000        1,032,010
North Brunswick Twnshp.,
   Brd. of Ed., Gen. Oblig.                                   Aa                 6.80         6/15/06        350          401,377
   Brd. of Ed., Gen. Oblig.                                   Aa                 6.80         6/15/07        350          399,854
   Rict Hosp. Rev., Gen. Oblig.                               Aa                 6.40         5/15/10      2,000        2,127,380
Passaic Valley New Jersey Water Comm. Water Supply Rev.,
   F.G.I.C.                                                   Aaa                5.00        12/15/22      5,000        4,454,750
Paterson Cnty., F.S.A.                                        Aaa                6.50         2/15/05      2,000        2,185,180
Pennsauken Twnshp., Brd. of Ed., Cert. of Part., B.I.G.       Aaa                7.70         7/15/09      1,030        1,153,785
Port Auth. New York & New Jersey, Ser. 92                     A1                 5.00         7/15/23      2,000        1,730,660
Port Auth. New York & New Jersey                              A1                 5.75         6/15/30      5,025        4,834,753
Port Auth. New York & New Jersey,                             A1                 5.75        12/15/20        500          486,955
   Ser. 96, F.G.I.C.                                          Aaa                6.60        10/01/23      2,750        2,880,103

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Comnwlth.,
   Gen. Oblig., M.B.I.A.                                      Aaa                5.50%        7/01/08   $  3,000     $  3,091,770
   Gen. Oblig., A.M.B.A.C.                                    Aaa                7.00         7/01/10     10,250       11,896,662
   Pub. Impvt. Ref., M.B.I.A.                                 Aaa                7.00         7/01/10      1,000 (d)    1,160,650
Puerto Rico Elec. Pwr. Auth. Rev., Ref. Ser. S                Baa1               6.125        7/01/08      2,300        2,422,199
Puerto Rico Hwy. Auth. Rev.,
   Ser. Q                                                     AAA(c)             7.75         7/01/10      2,000(d)(e)  2,323,460
   Ser. R                                                     Baa1               6.75         7/01/05      1,000        1,088,610
   Ser. S                                                     AAA(c)             6.50         7/01/22        750 (e)      844,223
Puerto Rico Indus. Tourist Edl. Hosp. Auxilio Mutuo
   Oblig.
   Grp A, M.B.I.A.                                            Aaa                6.25         7/01/24      3,000        3,065,640
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                 Aaa                6.363        1/25/07      7,875 (f)    7,845,469
Rutgers St. Univ. Rev.,
   Ser. A                                                     A1                 6.40         5/01/13      5,000        5,368,550
   Ser. P                                                     A1                 6.85         5/01/12      2,810        3,047,895
Salem Cnty. New Jersey Indus. Poll. Cntl. Fin. Auth.
   Rev.                                                       Aaa                5.55        11/01/33      8,000        7,530,240
South Brunswick Twnshp.,
   Wtr. & Swr. Utils., Gen. Impvt.                            NR                 6.90         8/01/05        850          952,697
   Wtr. & Swr. Utils., Gen. Impvt.                            NR                 6.90         8/01/06        850          952,697
Union City New Jersey, Sch.Impvt., F.S.A.                     Aaa                6.375       11/01/08      1,545        1,685,502
Union Cnty. Utils. Auth.,
   Solid Waste Rev., Ser. A                                   A-(c)              7.10         6/15/06      1,255        1,302,941
   Solid Waste Rev., Ser. A                                   A-(c)              7.20         6/15/14      6,850        7,124,342
Virgin Islands Pub. Fin. Auth. Rev., Hwy. Trans. Trust
   Fund                                                       BBB(c)             7.70        10/01/04      2,750        3,013,505
Virgin Islands Territory, Hugo Ins. Claims Fund Prog.,
   Ser. 91.                                                   NR                 7.75        10/01/06      1,970        2,146,670
West Morris Regl. High Sch. Dist., Cert. of Part.,
   B.I.G.                                                     Aaa                7.50         3/15/09      1,500        1,648,425
West New York & New Jersey,
   Mun. Utils., Auth. Swr. Rev., F.G.I.C.                     Aaa                Zero        12/15/06      3,540        2,009,339
   Mun. Utils., Auth. Swr. Rev., F.G.I.C.                     Aaa                Zero        12/15/12      1,410          534,503
   Mun. Utils., Auth. Swr. Rev., F.G.I.C.                     Aaa                Zero        12/15/13      2,910        1,035,524
                                                                                                                     ------------
Total long-term investments (cost $279,205,394)                                                                       293,017,357
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--0.6%
New Jersey Eco. Dev. Auth., F.R.D.D.,
   Dow Chemical, Ser. 84A                                     P1                 3.35         9/01/95        100          100,000
   Dow Chemical, Ser. 84B                                     P1                 3.35         9/01/95        800          800,000
Port Auth. of New York & New Jersey, Spec. Oblig. Rev.,
   Ser.1 F.R.D.D.                                             VMIG1              3.45         9/01/95        600          600,000

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Union Cnty. Ind. Poll. Ctrl. Fin. Auth. Rev., Poll.
   Ctrl. Rev.,
   F.R.D.D., Ser. 94                                          P1                 3.25%        9/01/95   $    300     $    300,000
                                                                                                                     ------------
Total short-term investments (cost $1,800,000)                                                                          1,800,000
                                                                                                                     ------------
Total Investments--99.1%
(cost $281,005,394; Note 4)                                                                                           294,817,357
Other assets in excess of liabilities--0.9%                                                                             2,552,590
                                                                                                                     ------------
Net Assets--100%                                                                                                     $297,369,947
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    B.I.G.--Bond Investors Guaranty Insurance Company.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.
    F.N.M.A.--Federal National Mortgage Association.

 (b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 (c) Standard & Poor's Rating.
 (d) Pledged as initial margin on financial futures contracts.
 (e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
 (f) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities             NEW JERSEY SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $281,005,394)....................................................................      $294,817,357
Cash.........................................................................................................            94,799
Interest receivable..........................................................................................         3,717,758
Receivable for Fund shares sold..............................................................................           130,295
Deferred expenses and other assets...........................................................................            51,498
                                                                                                                   ------------
   Total assets..............................................................................................       298,811,707
                                                                                                                   ------------
Liabilities
Payable for Fund shares reacquired...........................................................................         1,074,124
Due to Distributors..........................................................................................           109,328
Dividends payable............................................................................................           154,410
Due to Manager...............................................................................................            81,517
Due to broker-variation margin payable.......................................................................            20,781
Deferred trustees' fees......................................................................................             1,600
                                                                                                                   ------------
   Total liabilities.........................................................................................         1,441,760
                                                                                                                   ------------
Net Assets...................................................................................................      $297,369,947
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................      $    270,807
   Paid-in capital in excess of par..........................................................................       285,074,748
                                                                                                                   ------------
                                                                                                                    285,345,555
   Accumulated net realized loss on investments..............................................................        (1,747,102)
   Net unrealized appreciation on investments................................................................        13,771,494
                                                                                                                   ------------
Net assets, August 31, 1995..................................................................................      $297,369,947
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($49,665,933 / 4,523,163 shares of beneficial interest issued and outstanding).........................            $10.98
   Maximum sales charge (3.0% of offering price).............................................................               .34
                                                                                                                   ------------
   Maximum offering price to public..........................................................................            $11.32
                                                                                                                   ------------
                                                                                                                   ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($246,201,663 / 22,420,702 shares of beneficial interest issued and outstanding).......................            $10.98
                                                                                                                   ------------
                                                                                                                   ------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,502,351 / 136,816 shares of beneficial interest issued and outstanding)............................            $10.98
                                                                                                                   ------------
                                                                                                                   ------------

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1995
                                                 ---------------
Income
   Interest...................................     $19,123,944
                                                 ---------------
Expenses
   Management fee, net of waiver of
      $483,073................................       1,047,300
   Distribution fee--Class A..................          30,290
   Distribution fee--Class B..................       1,374,973
   Distribution fee--Class C..................           5,924
   Transfer agent's fees and expenses.........         138,000
   Custodian's fees and expenses..............         110,000
   Reports to shareholders....................          63,000
   Registration fees..........................          19,000
   Audit fee..................................          11,000
   Legal fees.................................          10,000
   Insurance..................................           9,500
   Trustee's fees.............................           3,200
   Miscellaneous..............................          14,050
                                                 ---------------
      Total expenses..........................       2,836,237
   Less: Custodian fee credit.................         (43,589)
                                                 ---------------
       Net expenses...........................       2,792,648
                                                 ---------------
Net investment income.........................      16,331,296
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized (gain) loss on:
   Investment transactions....................       2,223,013
   Financial futures contract transactions....        (911,541)
   Options purchased..........................         (53,313)
                                                 ---------------
                                                     1,258,159
                                                 ---------------
Net change in unrealized appreciation on:
   Investments................................       1,994,868
   Financial futures contracts................           2,281
                                                 ---------------
                                                     1,997,149
                                                 ---------------
Net gain on investments.......................       3,255,308
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $19,586,604
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY SERIES
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                          1995             1994
                                   -------------    ------------
Operations
   Net investment income.........  $  16,331,296    $ 18,099,624
   Net realized gain (loss) on
      investment transactions....      1,258,159      (1,294,945)
   Net change in unrealized
      appreciation/depreciation
      of investments.............      1,997,149     (23,297,125)
                                   -------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations.................     19,586,604      (6,492,446)
                                   -------------    ------------
Dividends and distributions (Note 1):
   Dividends from net investment
      income
      Class A....................     (1,712,625)       (831,601)
      Class B....................    (14,579,222)    (17,267,981)
      Class C....................        (39,449)            (42)
                                   -------------    ------------
                                     (16,331,296)    (18,099,624)
                                   -------------    ------------
   Distributions from net
      realized gains
      Class A....................             --        (237,645)
      Class B....................             --      (5,452,932)
                                   -------------    ------------
                                              --      (5,690,577)
                                   -------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold.......................     18,110,094      41,819,711
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions..............      9,760,545      14,387,672
   Cost of shares reacquired.....    (71,846,422)    (55,213,009)
                                   -------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions...............    (43,975,783)        994,374
                                   -------------    ------------
Total increase (decrease)........    (40,720,475)    (29,288,273)
Net Assets
Beginning of year................    338,090,422     367,378,695
                                   -------------    ------------
End of year......................  $ 297,369,947    $338,090,422
                                   -------------    ------------
                                   -------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   NEW JERSEY SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984, and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The New Jersey Series (the ``Series'') commenced investment operations in March 1988. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
All securities are valued as of 4:15 P.M., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. The Series invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Option Writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from securities or currencies based upon the type of option written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. The Fund as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no written options outstanding at August 31, 1995.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   NEW JERSEY SERIES
--------------------------------------------------------------------------------
applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.
Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for short-term capital gains and market discount.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''). PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. For the four months ended December 31, 1994, PMF waived 25% of its management fee. For the eight months ended August 31, 1995, PMF waived 35% of its management fee. The amount of fees waived for the fiscal year ended August 31, 1995, amounted to $483,073 ($0.018 per share for Class A, B and C shares; 0.16% of average net assets). The Series is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1995.
PMFD has advised the Series that it has received approximately $16,200 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the fiscal year ended August 31, 1995, it received approximately $665,390 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C (per Note 5) shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the fiscal year ended August 31, 1995, the Series incurred fees of approximately $110,100 for the services of PMFS. As of August 31, 1995, approximately $8,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1995, were $110,077,138 and $152,249,270, respectively.
At August 31, 1995 the Series sold 35 financial futures contracts on U.S. Treasury Bonds which expire in September 1995. The value at disposition of such contracts was $3,920,000. The value of such contracts on August 31, 1995 was $3,960,469, thereby resulting in an unrealized loss of $40,469.

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   NEW JERSEY SERIES
--------------------------------------------------------------------------------
The cost basis of investments for federal income tax purposes at August 31, 1995, was $281,017,544 and, accordingly, net unrealized appreciation of investments for federal income tax purposes is $13,799,813 (gross unrealized appreciation--$15,035,122; gross unrealized depreciation--$1,235,309).
For federal income tax purposes, the Fund has a capital loss carryforward as of August 31, 1995 of approximately $1,724,478 which will expire in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.
------------------------------------------------------------
Note 5. Capital
The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     146,305    $  1,554,250
Shares issued in reinvestment
  of dividends......................     101,255       1,092,947
Shares reacquired...................    (644,816)     (6,937,778)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (397,256)     (4,290,581)
Shares issued upon conversion from
  Class B...........................   3,553,656      38,072,569
                                      ----------    ------------
Net increase in shares
  outstanding.......................   3,156,400    $ 33,781,988
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................     314,116    $  3,550,381
Shares issued in reinvestment of
  distributions.....................      62,184         699,684
Shares reacquired...................    (329,592)     (3,698,430)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      46,708    $    551,635
                                      ----------    ------------
                                      ----------    ------------
Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................   1,439,537    $ 15,328,727
Shares issued in reinvestment
  of dividends......................     811,273       8,636,803
Shares reacquired...................  (6,166,186)    (64,879,456)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (3,915,376)    (40,913,926)
Shares reacquired upon conversion
  into Class A......................  (3,553,656)    (38,072,569)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (7,469,032)   $(78,986,495)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................   3,349,228    $ 38,030,222
Shares issued in reinvestment
  of dividends and distributions....   1,214,942      13,687,960
Shares reacquired...................  (4,642,077)    (51,514,579)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (77,907)   $   (203,603)
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Six months ended August 31, 1995:
Shares sold.........................     114,493    $  1,227,117
Shares issued in reinvestment
  of dividends......................       2,852          30,795
Shares reacquired...................      (2,705)        (29,188)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     114,640    $  1,228,724
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994* through August 31,
  1994:
Shares sold.........................      22,173    $    239,108
Shares issued in reinvestment
  of dividends......................           3              28
Shares reacquired...................          --              --
                                      ----------    ------------
Net increase in shares
  outstanding.......................      22,176    $    239,136
                                      ----------    ------------
                                      ----------    ------------
---------------
* Commencement of offering Class C shares.

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                            NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                    Class A
                                             ------------------------------------------------------
                                                             Year Ended August 31,
                                             ------------------------------------------------------
                                              1995        1994        1993        1992        1991
                                             -------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......    $ 10.81     $ 11.74     $ 11.15     $ 10.73     $10.16
                                             -------     -------     -------     -------     ------
Income from investment operations
Net investment income(a).................        .61         .61         .64         .67        .69
Net realized and unrealized gain (loss)
   on investment transactions............        .17        (.75)        .71         .51        .59
                                             -------     -------     -------     -------     ------
   Total from investment operations......        .78        (.14)       1.35        1.18       1.28
                                             -------     -------     -------     -------     ------
Less distributions
Dividends from net investment income.....       (.61)       (.61)       (.64)       (.67)      (.69)
Distributions from net realized gains on
   investment transactions...............         --        (.18)       (.12)       (.09)      (.02)
                                             -------     -------     -------     -------     ------
   Total distributions...................       (.61)       (.79)       (.76)       (.76)      (.71)
                                             -------     -------     -------     -------     ------
Net asset value, end of year.............    $ 10.98     $ 10.81     $ 11.74     $ 11.15     $10.73
                                             -------     -------     -------     -------     ------
                                             -------     -------     -------     -------     ------
TOTAL RETURN(b):.........................       7.55%     (1.27)%      12.57%      11.35%     12.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)............    $49,666     $14,774     $15,501     $11,941     $8,041
Average net assets (000).................    $30,290     $15,334     $13,444     $ 9,759     $5,637
Ratios to average net assets:(a)
   Expenses, including distribution
      fees...............................        .55%        .58%        .61%        .48%       .29%
   Expenses, excluding distribution
      fees...............................        .45%        .48%        .51%        .38%       .19%
   Net investment income.................       5.65%       5.42%       5.63%       6.14%      6.58%
Portfolio turnover rate..................         37%         34%         32%         38%       116%

---------------
 (a) Net of management and/or distribution fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                            NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                                                               Class C
                                                                       Class B                                ----------
                                             ------------------------------------------------------------        Year
                                                                Year Ended August 31,                           Ended
                                             ------------------------------------------------------------     August 31,
                                               1995         1994         1993         1992         1991          1995
                                             --------     --------     --------     --------     --------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....    $  10.81     $  11.74     $  11.15     $  10.73     $  10.16       $10.81
                                             --------     --------     --------     --------     --------        -----
Income from investment operations
Net investment income(a).................         .57          .56          .59          .63          .65          .54
Net realized and unrealized gain (loss)
   on investment transactions............         .17         (.75)         .71          .51          .59          .17
                                             --------     --------     --------     --------     --------        -----
   Total from investment operations......         .74         (.19)        1.30         1.14         1.24          .71
                                             --------     --------     --------     --------     --------        -----
Less distributions
Dividends from net investment income.....        (.57)        (.56)        (.59)        (.63)        (.65)        (.54)
Distributions from net realized gains on
   investment transactions...............          --         (.18)        (.12)        (.09)        (.02)          --
                                             --------     --------     --------     --------     --------       ------
   Total distributions...................        (.57)        (.74)        (.71)        (.72)        (.67)        (.54)
                                             --------     --------     --------     --------     --------       ------
Net asset value, end of period...........    $  10.98     $  10.81     $  11.74     $  11.15     $  10.73       $10.98
                                             --------     --------     --------     --------     --------       ------
                                             --------     --------     --------     --------     --------       ------
TOTAL RETURN(b):.........................        7.12%      (1.67)%       12.12%       10.93%       12.52%        6.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........    $246,202     $323,077     $351,878     $295,781     $244,322       $1,502
Average net assets (000).................    $274,995     $343,941     $316,372     $269,318     $208,893       $  790
Ratios to average net assets:(a)
   Expenses, including distribution
      fees...............................         .95%         .98%        1.01%         .88%         .69%        1.20%
   Expenses, excluding distribution
      fees...............................         .45%         .48%         .51%         .38%         .19%         .45%
   Net investment income.................        5.30%        5.02%        5.23%        5.74%        6.18%        4.99%
Portfolio turnover rate..................          37%          34%          32%          38%         116%          37%

                                           August 1,
                                            through
                                           August 31,
                                              1994
                                           ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....    $10.83
                                              -----

Income from investment operations
Net investment income(a).................       .04
Net realized and unrealized gain (loss)
   on investment transactions............      (.02)
                                              -----

   Total from investment operations......       .02
                                              -----

Less distributions
Dividends from net investment income.....      (.04)
Distributions from net realized gains on
   investment transactions...............        --
                                              -----

   Total distributions...................      (.04)
                                              -----

Net asset value, end of period...........    $10.81
                                              -----
                                              -----

TOTAL RETURN(b):.........................      0.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........    $  240
Average net assets (000).................    $   11
Ratios to average net assets:(a)
   Expenses, including distribution
      fees...............................      1.29%(c)
   Expenses, excluding distribution
      fees...............................       .54%(c)
   Net investment income.................      5.06%(c)
Portfolio turnover rate..................        34%

---------------
 (a) Net of management and/or distribution fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                    NEW JERSEY SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, New Jersey Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, New Jersey Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

Portfolio of Investments as                   PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                            NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Atlantic Cnty. Impvt. Auth. Rev., Ser. 86, F.R.W.D.             VMIG1            3.50%        9/06/95   $  1,300     $  1,300,000
Burlington County, B.A.N.                                       NR               5.00        11/30/95      6,000        6,004,228
East Brunswick Twnshp., B.A.N.                                  NR               5.75         1/03/96      7,000        7,015,838
Gloucester Cnty. Ind. Poll. Ctrl. Fin. Auth. Rev.,
   Mobil Corp. Proj., F.R.W.D.                                  P-1              3.20         9/06/95      4,610        4,610,000
   Monsanto Co. Proj., Ser. 92, F.R.W.D.                        P-1              3.45         9/06/95      3,120        3,120,000
Hudson Cnty. Impvt. Auth. Rev., Ser. 86, F.R.W.D.               A-1(c)           3.55         9/07/95      4,445        4,445,000
Jersey City, Ser. 94, B.A.N.                                    NR               4.75         9/29/95      5,000        5,001,654
Maplewood Twnshp., B.A.N.                                       NR               5.25        10/17/95      5,318        5,321,720
New Jersey St. Econ. Dev. Auth.,
   Applewood Ctr. for Aging, Ser.89, F.R.W.D.                   A-1(c)           3.60         9/07/95      7,350        7,350,000
   Catholic Cmnty. Svcs Proj., Ser. 93, F.R.W.D.                VMIG1            3.45         9/07/95      6,000        6,000,000
   Catholic Cmnty. Svcs Proj., Ser. 95, F.R.W.D.                VMIG1            3.45         9/07/95      1,250        1,250,000
   Chambers Cogeneration Ltd., Ser. 91, T.E.C.P.                VMIG1            3.65         9/21/95      3,000        3,000,000
   Chambers Cogeneration Ltd., Ser. 91, T.E.C.P.                VMIG1            3.95        10/19/95      4,400        4,400,000
   Dow Chemical, Ser. 84A, F.R.D.D.                             P1               3.35         9/01/95      7,000        7,000,000
   East Meadow Corp., Ser. 86A, F.R.W.D.                        VMIG1            3.75         9/06/95      2,675        2,675,000
   Econ. Growth Bds., Ser. 94B, F.R.W.D.                        A-1+(c)          3.60         9/07/95      2,000        2,000,000
   Fellowship Village Proj., Ser. 95, F.R.W.D.                  VMIG1            3.55         9/07/95      7,000        7,000,000
   Franciscan Oaks Proj., Ser. 92B, F.R.W.D.                    A-1+(c)          3.40         9/06/95      1,600        1,600,000
   General Motors Proj., F.R.W.D.                               VMIG2            3.60         9/06/95      7,350        7,350,000
   Hillcrest Health Svc. Sys. Proj., Ser. 95, F.R.W.D.          P1               3.60         9/06/95      8,000        8,000,000
   Hoffman La-Roche Inc. Proj., Ser. 93, F.R.D.D.               Aaa              3.35         9/01/95      5,000        5,000,000
   Kent Place, Ser. 92L, F.R.W.D.                               VMIG1            3.55         9/07/95      1,940        1,940,000
   Keystone Proj., Ser. 92, T.E.C.P.                            VMIG1            3.95        10/19/95      1,500        1,500,000
   Keystone Proj., Ser. 92, T.E.C.P.                            VMIG1            3.60        10/27/95      2,600        2,600,000
   Marriot Corp. Proj., Ser. 84, F.R.W.D.                       P1               3.15         9/06/95      6,700        6,700,000
   Michael Shalit Proj., Ser. 93, F.R.D.D.                      Aa3              3.35         9/01/95      1,800        1,800,000
   North Plainfield Hldg., Ser. 92, A.O.T.                      VMIG1            4.15         9/01/96      3,880        3,880,000
   Ocean Spray Cranberry Inc. Proj., Ser. 87, S.A.O.T.          A+(c)            4.00         7/01/96      5,455        5,455,000
   Office Court Assoc. Proj., F.R.W.D.                          A-1+(c)          3.60         9/05/95      1,850        1,850,000
   Peddie Sch. Proj., Ser. 94B, F.R.W.D.                        A-1(c)           3.65         9/07/95      3,000        3,000,000
   RJB Associates LTD., F.R.W.D.                                Aa3              3.65         9/07/95      1,580        1,580,000
   Russ Berrie & Co., Ser. 83, F.R.W.D.                         A-1(c)           3.35         9/06/95        200          200,000
New Jersey St. Hsg. Fin. Agcy., Ser. 92A, Q.T.P.O.T.            AA+(c)           3.75        11/01/95      3,000        3,000,000
New Jersey St. Tpke. Auth. Rev., Ser. 91D, F.R.W.D.             VMIG1            3.05         9/06/95     12,000       12,000,000
Newark Healthcare Facs. Rev., Ser. 95A, F.R.W.D.                A-1(c)           3.50         9/07/95      2,965        2,965,000
Passaic County, B.A.N.                                          NR               5.00         4/05/96      4,000        4,013,613
Port Auth. of New York & New Jersey, F.R.W.D.,
   Ser. 93-2                                                    NR               3.627        9/05/95      8,000        8,000,000
   KIAC Partners, Ser. 93-2                                     VMIG1            3.40         9/06/95      2,900        2,900,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as                   PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                            NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Comnwlth. Hwy. & Trans. Auth. Rev., F.R.W.D.        VMIG1            3.20%        9/06/95   $    200     $    200,000
Puerto Rico Comnwlth.,
   Gov't Dev. Bank., Ser. 85, F.R.W.D.                          VMIG1            3.20         9/06/95      6,800        6,800,000
   Gov't Dev. Bank., Ser. 95, T.E.C.P.                          A-1+(c)          4.10         9/08/95      2,500        2,500,000
Puerto Rico Ind. Med. & Environ. Poll. Ctrl. Fin. Auth.
   Rev.,
   Inter American Proj., Ser. 88, T.E.C.P.                      VMIG1            3.65         9/08/95      2,800        2,800,000
Rockaway Twnshp., B.A.N.                                        NR               3.92         7/31/96      4,899        4,900,174
                                                                                                                     ------------
Total Investments--98.7%
(amortized cost $180,027,227(d))                                                                                      180,027,227
Other assets in excess of liabilities--1.3%                                                                             2,425,565
                                                                                                                     ------------
Net Assets--100%                                                                                                     $182,452,792
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    Q.T.P.O.T.--Quarterly Third Party Optional Tender.
    S.A.O.T.--Semi-Annual Optional Tender.
    T.E.C.P.--Tax Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of such securities are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's rating.
(d) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities             NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at amortized cost which approximates market value...............................................      $180,027,227
Cash.........................................................................................................            51,515
Receivable for investments sold..............................................................................         4,115,000
Receivable for Series shares sold............................................................................         2,080,414
Interest receivable..........................................................................................         1,625,300
Deferred expenses and other assets...........................................................................             5,891
                                                                                                                   ------------
   Total assets..............................................................................................       187,905,347
                                                                                                                   ------------
Liabilities
Payable for investments purchased............................................................................         3,880,000
Payable for Series shares reacquired.........................................................................         1,392,918
Dividends payable............................................................................................            64,568
Management fee payable.......................................................................................            60,373
Accrued expenses and other liabilities.......................................................................            42,241
Distribution fee payable.....................................................................................            10,855
Deferred trustees' fees......................................................................................             1,600
                                                                                                                   ------------
   Total liabilities.........................................................................................         5,452,555
                                                                                                                   ------------
Net Assets...................................................................................................      $182,452,792
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value..........................................................      $  1,824,528
   Paid-in capital in excess of par..........................................................................       180,628,264
                                                                                                                   ------------
Net assets, August 31, 1995..................................................................................      $182,452,792
                                                                                                                   ------------
                                                                                                                   ------------
Net asset value, offering price and redemption price per share ($182,452,792 / 182,452,792 shares of
   beneficial interest issued and outstanding; unlimited number of shares authorized)........................             $1.00
                                                                                                                   ------------
                                                                                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1995
                                               ---------------
Income
   Interest and discount earned.............     $ 6,375,246
                                               ---------------
Expenses
   Management fee, net of waiver of
      $214,029..............................         642,087
   Distribution fee.........................         214,029
   Transfer agent's fees and expenses.......          90,000
   Custodian's fees and expenses............          50,000
   Registration fees........................          28,000
   Reports to shareholders..................          24,000
   Legal fees...............................          13,000
   Audit fee................................          10,500
   Deferred organization expenses...........           6,440
   Insurance expense........................           5,000
   Trustees' fees...........................           3,000
   Miscellaneous............................           7,889
                                               ---------------
      Total expenses........................       1,093,945
   Less: custodian fee credit...............         (47,681)
                                               ---------------
      Net expenses..........................       1,046,264
                                               ---------------
Net investment income.......................       5,328,982
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 5,328,982
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended August 31,
in Net Assets                         1995             1994
Operations
   Net investment income........  $   5,328,982    $   3,169,992
                                  -------------    -------------
   Net increase in net assets
      resulting from
      operations................      5,328,982        3,169,992
                                  -------------    -------------
Dividends to shareholders.......     (5,328,982)      (3,169,992)
                                  -------------    -------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      subscribed................    621,173,812      556,557,575
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      dividends.................      5,178,490        3,057,774
   Cost of shares reacquired....   (602,179,432)    (564,422,228)
                                  -------------    -------------
   Net increase (decrease) in
      net assets from Series
      share transactions........     24,172,870       (4,806,879)
                                  -------------    -------------
Total increase (decrease).......     24,172,870       (4,806,879)
Net Assets
Beginning of year...............    158,279,922      163,086,801
                                  -------------    -------------
End of year.....................  $ 182,452,792    $ 158,279,922
                                  -------------    -------------
                                  -------------    -------------

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The New Jersey Money Market Series (the ``Series'') commenced investment operations on December 3, 1990. The Series is non-diversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New Jersey State and federal income taxes with a minimum of risk by investing in ``investment grade'' tax-exempt securities maturing within 13 months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 P.M., New York time.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Deferred Organization Expenses: The Series incurred $32,200 in organization and initial registration expenses. Such amount has been deferred and is being amortized over a period of 60 months ending December 1995.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of each of the Series. During the year ended August 31, 1995, PMF waived 25% of its management fee. The amount of such fees waived for the year ended August 31, 1995 amounted to $214,029 ($.001 per share; .125% of average net assets).

The Fund has a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''). To reimburse PMFD for its expenses incurred pursuant to a plan of distribution, the Fund pays PMFD a reimbursement, accrued daily and payable monthly, at an annual rate of .125 of 1% of the Series' average daily net assets. PMFD pays various broker-dealers, including Prudential Securities Incorporated (``PSI'') and Pruco Securities Corporation, affiliated broker-dealers, for account servicing fees and other expenses incurred by such broker-dealers.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.

--------------------------------------------------------------------------------

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1995, the Series incurred fees of approximately $82,000 for the services of PMFS. As of August 31, 1995, approximately $7,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

--------------------------------------------------------------------------------

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                          Year Ended August 31,
                                                                             -----------------------------------------------
                                                                               1995         1994         1993         1992
                                                                             --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................................    $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized gains(c)..........................         .03          .02          .02          .04
Dividends and distributions..............................................        (.03)        (.02)        (.02)        (.04)
                                                                             --------     --------     --------     --------
Net asset value, end of period...........................................    $   1.00     $   1.00     $   1.00     $   1.00
                                                                             --------     --------     --------     --------
                                                                             --------     --------     --------     --------
TOTAL RETURN(d):.........................................................        3.15%        1.90%        2.31%        3.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................................    $182,453     $158,280     $163,087     $164,092
Average net assets (000).................................................    $171,223     $169,123     $170,103     $155,915
Ratios to average net assets(c):
   Expenses, including distribution fee..................................         .64%         .68%         .64%         .32%
   Expenses, excluding distribution fee..................................         .51%         .55%         .51%         .19%
   Net investment income.................................................        3.11%        1.87%        2.02%        3.33%
                                                                           December 3,
                                                                             1990(a)
                                                                             Through
                                                                           August 31,
                                                                              1991
                                                                           -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................................   $    1.00
Net investment income and net realized gains(c)..........................         .03
Dividends and distributions..............................................        (.03)
                                                                           -----------
Net asset value, end of period...........................................   $    1.00
                                                                           -----------
                                                                           -----------
TOTAL RETURN(d):.........................................................        3.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................................   $ 117,460
Average net assets (000).................................................   $  89,273
Ratios to average net assets(c):
   Expenses, including distribution fee..................................         .13%(b)
   Expenses, excluding distribution fee..................................         .00%(b)
   Net investment income.................................................        4.48%(b)

---------------
 (a) Commencement of investment operations.
 (b) Annualized.
 (c) Net of management fee waiver and/or expense subsidy.
 (d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                  NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, New Jersey Money Market Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, New Jersey Money Market Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 3, 1990 (commencement of investment operations) through August 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Money Market Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--91.7%
------------------------------------------------------------------------------------------------------------------------------
Babylon Ind. Dev. Agcy. Res. Rec. Rev.,
   Babylon Cmnty. Waste Mgmt. Facs., Ser. A                     Baa1             7.875%       7/01/06    $ 3,520(d)  $  4,015,792
   Ogden Martin Sys. Inc., Ser. B                               Baa1             8.50         1/01/19        495          557,464
   Ogden Martin Sys. Inc., Ser. C                               Baa1             8.50         1/01/19      3,450        3,885,356
City of New Rochelle Ind. Dev. Agcy.,
   Coll. of New Rochelle                                        BBB-(c)          6.625        7/01/12        500          508,785
   Coll. of New Rochelle                                        BBB-(c)          6.75         7/01/22      2,000        2,038,340
Dutchess Cnty. Res. Rec. Agcy. Rev.,
   Solid Waste Mgmt., Ser. A, F.G.I.C.                          Aaa              7.50         1/01/09      1,150        1,284,481
Great Neck No. Wtr. Auth., Wtr. Sys. Rev., Ser. A               A1               7.00         1/01/18      1,750(d)     1,958,390
Hempstead Town, Ser. B, F.G.I.C.                                Aaa              5.625        2/01/15      3,400        3,311,702
Islip Res. Rec., Ser. B, A.M.B.A.C.                             Aaa              7.20         7/01/10      1,745        2,021,705
Jefferson Cnty. Ind. Dev. Agcy., Solid Waste Disp. Rev.         Baa1             7.20        12/01/20      1,500        1,591,530
Metro. Trans. Auth. Facs. Rev.,
   Commuter Facs., Ser. 7                                       Baa1             Zero         7/01/08      4,030        1,903,692
   Commuter Facs., Ser. 7                                       Baa1             Zero         7/01/09      4,445        1,948,910
   Commuter Facs., Ser. N, F.G.I.C.                             Aaa             Zero          7/01/12      5,575        2,146,877
   Commuter Facs., Ser. N, F.G.I.C.                             Aaa             Zero          7/01/13      4,000        1,445,360
   Trans. Facs., Ser. O                                         Baa1             5.75         7/01/08      2,500        2,472,975
   Trans. Facs., Ser. O                                         Baa1             5.75         7/01/13      1,975        1,908,620
Nassau Cnty. Ind. Dev. Agcy. Rev., Hofstra Univ. Proj.          A                8.25         7/01/03      2,500 (d)    2,773,925
New York City, Gen. Oblig.,
   Ser. A                                                       Baa1             7.75         3/15/03      3,500        3,850,490
   Ser. B                                                       Baa1             8.00         6/01/99      1,900        2,082,970
   Ser. B                                                       Baa1             7.50         2/01/01      4,000        4,370,080
   Ser. D                                                       Baa1             8.00         8/01/03      2,500        2,802,700
   Ser. D                                                       Baa1             7.70         2/01/09      3,040        3,349,654
   Ser. F                                                       Baa1             8.20        11/15/03      3,000        3,457,830
New York City Ind. Dev. Agcy., Spec. Fac. Rev.,
   American Airlines Proj.                                      Baa2             6.90         8/01/24      6,000        6,194,520
   Term. One Group Assoc. Proj.                                 A                6.00         1/01/15      3,000        2,899,860
   Term. One Group Assoc. Proj.                                 A                6.00         1/01/19      5,000        4,787,950
   U.S.T.A. National Tennis Center Proj., F.S.A.                Aaa              6.375       11/15/14      1,000        1,040,090
   Y.M.C.A. Of Greater N.Y. Proj.                               NR               8.00         8/01/16      1,350        1,444,514
New York City Mun. Wtr. Fin. Auth. Rev.,
   Wtr. & Swr. Sys., Ser. A, M.B.I.A.                           Aaa              7.25         6/15/15      3,000        3,405,270
   Wtr. & Swr. Sys., Ser. C                                     Aaa              7.375        6/15/13      4,000 (d)    4,635,200
New York St. Dorm. Auth. Rev., City Univ. Sys. Cons.,
   Ser. A                                                       Baa1             8.125        7/01/07      3,435        3,831,742

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York St. Dorm. Auth. Rev., City Univ. Sys. Cons.,
   (cont'd)
   Ser. A                                                       Baa1             5.75%        7/01/13   $  2,500     $  2,398,875
   Ser. C, F.G.I.C.                                             Aaa              7.50         7/01/10      3,500        4,199,230
   Ser. D                                                       Baa1             8.75         7/01/02      5,000        6,067,000
   Ser. D                                                       Baa1             7.00         7/01/09      1,880        2,069,711
   Coll. & Univ. Ed., M.B.I.A.                                  Aaa             Zero          7/01/04      2,255        1,437,811
   Episcopal Hlth. Svcs., G.N.M.A.                              AAA(c)           7.55         8/01/29      3,000        3,266,730
   Insured Mount Sinai Med. Sch., Ser. A, M.B.I.A.              Aaa              5.00         7/01/13      2,945        2,648,762
   Long Island Med. Ctr.,
   Ser. A, F.H.A.                                               Aa               7.625        8/15/08      2,595        2,812,746
   Ser. A, F.H.A.                                               Aa               7.75         8/15/27      4,100        4,455,839
   Menorah Campus, F.H.A.                                       AA(c)            7.40         2/01/31      2,990        3,323,176
   Spec. Act. Sch. Districts, F.G.I.C.                          Aaa              7.00         7/01/13      3,050        3,322,426
   St. Univ. Edl. Facs., Ser. A, A.M.B.A.C.                     Baa1             5.25         5/15/15      5,000        4,494,850
New York St. Energy Resh. & Dev. Auth. Rev.,
   Brooklyn Union Gas Co., M.B.I.A.                             Aaa              6.75         2/01/24      2,000        2,105,020
   Brooklyn Union Gas Co., Ser. D, M.B.I.A.                     Aaa              7.225        7/08/26      2,000 (e)    1,720,000
   Con. Edison Co.                                              Aa3              7.50         7/01/25      6,735        7,268,142
   Con. Edison Co.                                              Aa3              7.50         1/01/26      4,775        5,158,767
New York St. Environ. Facs. Corp.,
   Occidental Pet. Corp. Proj.                                  Baa3             5.70         9/01/28      2,000        1,778,720
   Poll. Ctrl. Rev., St. Wtr. Revolving Fund, Ser. B            Aa               7.50         3/15/11      1,300        1,432,691
   Poll. Ctrl. Rev., St. Wtr. Revolving Fund, Ser. E            Aa               6.50         6/15/14      1,000        1,059,960
New York St. Hsg. Fin. Agcy. Rev., Ser. A,
   Multifamily Hsg.                                             Aa               7.05         8/15/24      1,000        1,048,600
   St. Univ. Constr.                                            Aaa              8.10        11/01/10      1,000 (d)    1,137,720
   St. Univ. Constr.                                            Aaa              8.00         5/01/11      3,600        4,375,980
   Svc. Contract                                                Aaa              7.375        9/15/21      2,000 (d)    2,346,220
New York St. Local Gov't. Assistance Corp.,
   Ser. B                                                       A                5.375        4/01/16      5,000        4,627,500
   Ser. B                                                       A                6.25         4/01/21      2,000        2,015,700
   Ser. C                                                       A               Zero          4/01/14     10,000        3,327,200
   Ser. E                                                       A                6.00         4/01/14      4,000        4,035,520
   Ser. E                                                       A                5.25         4/01/16      4,500        4,118,670
New York St. Med. Care Facs. Fin. Agcy. Rev.,
   Booth, Silvercrest & Kings Brook Hosp., Ser. A, F.H.A.       Aa               7.60         2/15/29      2,750        3,030,720
   Ellis & Ira Davenport Hosp., Ser. B, F.H.A.                  Aa               8.00         2/15/28      1,495        1,658,942
   F.U.C. Insured Mtge., Ser. A, A.M.B.A.C.                     Aaa              6.50         8/15/29      3,000        3,122,850
   Good Samaritan Hosp., Ser. A, F.H.A.                         Aa               7.625        2/15/23      3,500        3,804,780
   Hosp. & Nursing Home, Ser. A, F.H.A.                         Aaa              7.70         2/15/25      1,000 (d)    1,162,790
   Hosp. & Nursing Home, Ser. C, F.H.A.                         Aa               8.625        2/15/06      1,430        1,464,677
   Long Island Coll. Hosp., Ser. A, F.H.A.                      AAA(c)           8.50         1/15/22      4,000        4,151,080
   Long Island Coll. Hosp., Ser. B, F.H.A.                      Aa               8.00         2/15/08      3,000        3,330,810

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York St. Med. Care Facs. Fin. Agcy. Rev., Mental Hlth. Svcs.,
   F.G.I.C.                                                     Aaa              5.375%       2/15/14    $ 5,000     $  4,739,250
   F.G.I.C.                                                     Aaa              5.25         2/15/19      6,250        5,663,687
   M.B.I.A.                                                     Aaa              6.00         8/15/02      3,000        3,229,020
   Ser. A                                                       Aaa              7.50         8/15/07      2,185 (d)    2,537,812
   Ser. A                                                       Baa1             7.50         8/15/07        815          883,721
   Ser. A                                                       Baa1             7.75         8/15/11        135          148,001
   Ser. A                                                       Aaa              7.50         2/15/21      3,135 (d)    3,641,208
   St. Francis Hosp., Proj. A, F.G.I.C.                         Aaa              7.60        11/01/08      2,350        2,629,321
New York St. Mtge. Agcy. Rev.,
   Homeowner Mtge.                                              Aa               5.375       10/01/17      2,000        1,800,620
   Homeowner Mtge.                                              Aa               8.05        10/01/21      3,110        3,314,576
New York St. Mun. Bond Bank Agcy., Spec. Proj. Rev., Ser.
   A                                                            A+(c)            6.75         3/15/11      3,000        3,186,870
New York St. Thrwy. Auth. Svc. Contract Rev.,
   Local Highway & Bridge                                       Baa1             5.875        4/01/14      1,485        1,427,337
New York St. Urban Dev. Corp. Rev.,
   Correctional Cap. Facs., Ser. 5                              Baa1             6.00         1/01/04      4,415        4,527,936
   Correctional Cap. Facs.                                      Baa1            Zero          1/01/08     10,000        4,834,800
   Correctional Cap. Facs.                                      Baa1             5.25         1/01/21      2,960        2,562,146
Niagara Falls Bridge Comn., Toll Bridge Sys. Rev.,
   F.G.I.C.                                                     Aaa              5.25        10/01/21      2,350        2,150,673
Port Auth. of New York & New Jersey, Ser. 70                    A1               7.25         8/01/25      1,000        1,077,610
Suffolk Cnty. Ind. Dev. Agcy., Southwest Swr. Sys. Rev.,
   F.G.I.C.                                                     Aaa              6.00         2/01/07      1,000        1,068,170
Suffolk Cnty. Wtr. Auth., Waterworks Rev., M.B.I.A.             Aaa              6.00         6/01/09      5,160        5,467,536
Triborough Bridge & Tunl. Auth. Rev.,
   Ser. A, M.B.I.A.                                             Aaa              6.00         1/01/10      2,000        2,102,140
   Ser. A                                                       Aa               5.00         1/01/15      5,000        4,468,800
   Ser. M                                                       Aaa              7.50         1/01/15      2,035 (d)    2,228,122
Puerto Rico Comnwlth., Gen. Oblig.,
   A.M.B.A.C.                                                   Aaa              7.00         7/01/10      6,500        7,544,225
   A.M.B.A.C.                                                   Aaa              5.25         7/01/18      1,000          923,650
   A.M.B.A.C.                                                   Aaa              5.00         7/01/21      5,000        4,430,750
   Pub. Impvt. Ref.                                             Aaa              7.00         7/01/10      1,250        1,450,812
Puerto Rico Hsg. Fin. Auth. Rev., Single Family                 Baa              5.25        12/01/06      2,000        1,914,600
Puerto Rico Hwy. & Trans. Auth.,
   Hwy. Rev. Ser. W                                             Baa1             5.50         7/01/13      3,000        2,849,370
   Hwy. Rev. Ser. W, F.S.A.                                     Aaa              5.25         7/01/20      2,215        2,031,044
   Hwy. Rev. Ser. X                                             Baa1             5.50         7/01/19      3,450        3,199,530
   Hwy. Rev. Ser. X, F.S.A.                                     Aaa              5.00         7/01/22      2,940        2,599,842
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd. Gov't. Facs.,
   Ser. A, A.M.B.A.C.                                           Aaa              6.25         7/01/15        850          902,938
Puerto Rico Tel. Auth. Rev.,
   Ser. I, M.B.I.A.                                             Aaa              6.617        1/25/07      7,875        7,845,469
   Ser. I, M.B.I.A.                                             Aaa              5.449        1/16/15      1,000          953,940

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Virgin Islands Pub. Fin. Auth. Rev.,
   Hwy. Trans. Trust Fund                                       BBB(c)           7.70%       10/01/04   $  2,500     $  2,739,550
   Hwy. Trans. Trust Fund, Ser. A                               NR               7.25        10/01/18      2,550        2,690,148
                                                                                                                     ------------
Total long-term investments (cost $280,229,855)                                                                       299,472,213
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--7.5%
Babylon Ind. Dev. Agcy. Res. Rec. Rev., Ser. 89, F.R.D.D.       A1+(c)           3.50         9/01/95      1,000        1,000,000
New York City, Gen. Oblig.,
   Ser. 94A-4, F.R.D.D.                                         VMIG1            3.45         9/01/95        400          400,000
   Ser. A, F.R.D.D.                                             VMIG1            3.45         9/01/95      2,200        2,200,000
New York City Hsg. Dev. Corp., E.17th St. Property,
   Ser. 93A, F.R.D.D.                                           A-1(c)           3.50         9/01/95      4,300        4,300,000
New York St. Dorm. Auth. Rev.,
   St. Francis Center at the Knolls, F.R.D.D.                   VMIG1            3.45         9/01/95      2,600        2,600,000
New York St. Energy Resch. & Dev. Auth. Rev., F.R.D.D.,
   Energy & Gas, Ser. 94B                                       VMIG1            3.15         9/01/95        300          300,000
   Niagara Mohawk Pwr. Corp., Ser. 85A                          A1+(c)           3.50         9/01/95      4,800        4,800,000
   Niagara Mohawk Pwr. Corp., Ser. 85B                          P1               3.45         9/01/95        800          800,000
   Niagara Mohawk Pwr. Corp., Ser. 86A                          P1               3.55         9/01/95      8,000        8,000,000
                                                                                                                     ------------
Total short-term investments (cost $24,400,000)                                                                        24,400,000
                                                                                                                     ------------
Total Investments--99.2%
(cost $304,629,855; Note 4)                                                                                           323,872,213
Other assets in excess of liabilities--0.8%                                                                             2,694,687
                                                                                                                     ------------
Net Assets--100%                                                                                                     $326,566,900
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
  G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.

 (b) For purposes of amortized cost valuation, the maturity date of such security is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 (c) Standard & Poor's rating.
 (d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
 (e) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities             NEW YORK SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $304,629,855)....................................................................      $323,872,213
Interest receivable..........................................................................................         3,417,340
Receivable for Series shares sold............................................................................            65,397
Receivable for investments sold..............................................................................            36,174
Prepaid expenses and other assets............................................................................             9,660
                                                                                                                   ------------
   Total assets..............................................................................................       327,400,784
                                                                                                                   ------------
Liabilities
Payable for Series shares reacquired.........................................................................           369,813
Dividends payable............................................................................................           191,114
Management fee payable.......................................................................................           123,502
Distribution fee payable.....................................................................................            82,783
Accrued expenses and other liabilities.......................................................................            65,072
Deferred trustees' fees......................................................................................             1,600
                                                                                                                   ------------
   Total liabilities.........................................................................................           833,884
                                                                                                                   ------------
Net Assets...................................................................................................      $326,566,900
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................      $    274,187
   Paid-in capital in excess of par..........................................................................       308,048,008
                                                                                                                   ------------
                                                                                                                    308,322,195
   Accumulated net realized loss on investments..............................................................          (997,653)
   Net unrealized appreciation on investments................................................................        19,242,358
                                                                                                                   ------------
Net assets, August 31, 1995..................................................................................      $326,566,900
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($163,024,630 / 13,689,565 shares of beneficial interest issued and outstanding).......................            $11.91
   Maximum sales charge (3.0% of offering price).............................................................               .37
   Maximum offering price to public..........................................................................            $12.28
Class B:
   Net asset value, offering price and redemption price per share
      ($163,012,854 / 13,684,725 shares of beneficial interest issued and outstanding).......................            $11.91
Class C:
   Net asset value, offering price and redemption price per share
      ($529,416 / 44,444 shares of beneficial interest issued and outstanding)...............................            $11.91

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1995
Income
   Interest and discount earned.............    $  20,849,233
                                               ---------------
Expenses
   Management fee (net of fee waiver of
      $108,361).............................        1,518,552
   Distribution fee--Class A................           95,024
   Distribution fee--Class B................        1,150,164
   Distribution fee--Class C................            2,439
   Transfer agent's fees and expenses.......          183,000
   Custodian's fees and expenses............          115,000
   Registration fees........................           65,000
   Legal fees...............................           40,000
   Reports to shareholders..................           33,000
   Audit fee................................           11,000
   Trustees' fees...........................            3,200
   Miscellaneous............................           15,340
                                               ---------------
      Total expenses........................        3,231,719
   Less: custodian fee credit...............          (15,291)
                                               ---------------
      Net expenses..........................        3,216,428
                                               ---------------
Net investment income.......................       17,632,805
                                               ---------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
   Investment transactions..................            3,593
   Financial futures transactions...........         (428,642)
                                               ---------------
                                                     (425,049)
                                               ---------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments..............................        5,028,670
   Financial futures contracts..............           (4,844)
                                               ---------------
                                                    5,023,826
                                               ---------------
Net gain on investments.....................        4,598,777
                                               ---------------
Net Increase in Net Assets Resulting
from Operations.............................    $  22,231,582
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK SERIES
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1995            1994
                                       ------          ------
Operations
   Net investment income..........  $ 17,632,805    $ 18,454,581
   Net realized loss on investment
      transactions................      (425,049)        (16,054)
   Net change in unrealized
      appreciation (depreciation)
      of investments..............     5,023,826     (25,211,565)
                                    ------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................    22,231,582      (6,773,038)
                                    ------------    ------------
Dividends from net investment
   income (Note 1)
   Class A........................    (5,367,852)       (734,832)
   Class B........................   (12,248,452)    (17,719,575)
   Class C........................       (16,501)           (174)
                                    ------------    ------------
                                     (17,632,805)    (18,454,581)
                                    ------------    ------------
Series share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold........................    18,761,553      41,684,512
   Net asset value of shares
      issued in reinvestment of
      dividends...................    10,361,213      11,015,273
   Cost of shares reacquired......   (52,939,335)    (52,115,672)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................   (23,816,569)        584,113
                                    ------------    ------------
Total decrease....................   (19,217,792)    (24,643,506)
Net Assets
Beginning of year.................   345,784,692     370,428,198
                                    ------------    ------------
End of year.......................  $326,566,900    $345,784,692
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   NEW YORK SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The New York Series (the ``Series'') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state and city income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities and whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. There were no futures contracts outstanding at August 31, 1995.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.
Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   NEW YORK SERIES
--------------------------------------------------------------------------------
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $108,361 ($0.004 per share; 0.03% of average daily net assets). The Series is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1995.
PMFD has advised the Series that it has received approximately $39,400 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the year ended August 31, 1995, it received approximately $360,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1995, the Series incurred fees of approximately $134,000 for the services of PMFS. As of August 31, 1995, approximately $11,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1995 were $176,874,532 and $219,612,500, respectively.
The cost basis of investments for federal income tax purposes at August 31, 1995 was $304,658,055 and, accordingly, net unrealized appreciation investments for federal income tax purposes was $19,214,158 (gross unrealized appreciation--$19,976,506, gross unrealized depreciation--$762,348).
For federal income tax purposes, the Series had a capital loss carryforward as of August 31, 1995 of approximately $1,041,800, of which $15,700 expires in 1999 and $1,026,100 expires in 2003. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.
The Series elected to treat net capital losses of approximately $531,600 incurred in the ten month period ended August 31, 1994 as having occurred in the current fiscal year.
------------------------------------------------------------
Note 5. Capital
The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   NEW YORK SERIES
--------------------------------------------------------------------------------
shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest for the years ended August 31, 1995 and 1994 were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended August 31 1995:
Shares sold.......................      277,184    $   3,225,910
Shares issued in reinvestment of
  dividends.......................      267,148        3,155,429
Shares reacquired.................   (1,006,903)     (11,817,623)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (462,571)      (5,436,284)
Shares issued upon conversion from
  Class B.........................   12,985,377      149,561,617
                                    -----------    -------------
Net increase in shares
  outstanding.....................   12,522,806    $ 144,125,333
                                    -----------    -------------
                                    -----------    -------------
Year ended August 31, 1994:
Shares sold.......................      568,443    $   6,979,928
Shares issued in reinvestment of
  dividends.......................       34,634          419,800
Shares reacquired.................     (379,015)      (4,536,278)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      224,062    $   2,863,450
                                    -----------    -------------
                                    -----------    -------------

Class B                               Shares          Amount
----------------------------------  -----------    -------------
Year ended August 31, 1995:
Shares sold.......................    1,310,430    $  15,158,331
Shares issued in reinvestment of
  dividends.......................      627,938        7,192,642
Shares reacquired.................   (3,612,951)     (41,102,851)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............   (1,674,583)     (18,751,878)
Shares reacquired upon conversion
  into Class A....................  (12,985,377)    (149,561,617)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................  (14,659,960)   $(168,313,495)
                                    -----------    -------------
                                    -----------    -------------
Year ended August 31, 1994:
Shares sold.......................    2,819,758    $  34,553,962
Shares issued in reinvestment of
  dividends.......................      873,809       10,595,424
Shares reacquired.................   (3,939,794)     (47,570,423)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................     (246,227)   $  (2,421,037)
                                    -----------    -------------
                                    -----------    -------------

Class C
----------------------------------
Year ended August 31, 1995:
Shares sold.......................       32,796    $     377,312
Shares issued in reinvestment of
  dividends.......................        1,131           13,142
Shares reacquired.................       (1,612)         (18,861)
                                    -----------    -------------
Net increase in shares
  outstanding.....................       32,315    $     371,593
                                    -----------    -------------
                                    -----------    -------------
August 1, 1994(a) through
  August 31, 1994:
Shares sold.......................       12,897    $     150,622
Shares issued in reinvestment of
  dividends.......................            4               49
Shares reacquired.................         (772)          (8,971)
                                    -----------    -------------
Net increase in shares
  outstanding.....................       12,129    $     141,700
                                    -----------    -------------
                                    -----------    -------------
---------------
(a) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                            NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                          Class A
                                                   ------------------------------------------------------
                                                                   Year Ended August 31,
                                                   ------------------------------------------------------
                                                     1995        1994        1993        1992       1991
                                                   --------     -------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.............    $  11.71     $ 12.54     $ 11.75     $11.08     $10.62
                                                   --------     -------     -------     ------     ------
Income from investment operations
Net investment income..........................         .66(a)      .67         .70        .71        .72
Net realized and unrealized gain (loss) on
   investment transactions.....................         .20        (.83)        .79        .67        .46
                                                   --------     -------     -------     ------     ------
   Total from investment operations............         .86        (.16)       1.49       1.38       1.18
Less dividends
Dividends from net investment income...........        (.66)       (.67)       (.70)      (.71)      (.72)
                                                   --------     -------     -------     ------     ------
Net asset value, end of year...................    $  11.91     $ 11.71     $ 12.54     $11.75     $11.08
                                                   --------     -------     -------     ------     ------
                                                   --------     -------     -------     ------     ------
TOTAL RETURN(b):...............................        7.70%      (1.38)%     13.06%     12.73%     11.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..................    $163,025     $13,661     $11,821     $6,057     $2,729
Average net assets (000).......................    $ 95,024     $13,454     $ 8,755     $4,024     $1,579
Ratios to average net assets:
   Expenses, including distribution fees.......         .69%(a)     .74%        .74%       .74%       .71%
   Expenses, excluding distribution fees.......         .59%(a)     .64%        .64%       .64%       .61%
   Net investment income.......................        5.65%(a)    5.46%       5.78%      6.19%      6.61%
Portfolio turnover rate........................          57%         49%         44%        45%        78%

---------------
 (a) Net of fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends.

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                            NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                                                                      Class C
                                                                             Class B                                ------------
                                                   ------------------------------------------------------------         Year
                                                                      Year Ended August 31,                            Ended
                                                   ------------------------------------------------------------      August 31,
                                                     1995         1994         1993         1992         1991           1995
                                                   --------     --------     --------     --------     --------        -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........    $  11.71     $  12.54     $  11.75     $  11.08     $  10.62        $11.71
                                                   --------     --------     --------     --------     --------       -------
Income from investment operations
Net investment income..........................         .61(a)       .62          .65          .66          .67           .58(a)
Net realized and unrealized gain (loss) on
  investment transactions......................         .20         (.83)         .79          .67          .46           .20
                                                   --------     --------     --------     --------     --------       -------
   Total from investment operations............         .81         (.21)        1.44         1.33         1.13           .78
Less dividends
Dividends from net investment income...........        (.61)        (.62)        (.65)        (.66)        (.67)         (.58)
                                                   --------     --------     --------     --------     --------       -------
Net asset value, end of period.................    $  11.91     $  11.71     $  12.54     $  11.75     $  11.08        $11.91
                                                   --------     --------     --------     --------     --------       -------
                                                   --------     --------     --------     --------     --------       -------
TOTAL RETURN(b):...............................        7.27%       (1.77)%      12.61%       12.32%       10.96%         7.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................    $163,013     $331,982     $358,607     $316,472     $293,942        $  529
Average net assets (000).......................    $230,033     $350,564     $330,823     $303,016     $295,285        $  325
Ratios to average net assets:
   Expenses, including distribution fees.......        1.11%(a)     1.14%        1.14%        1.14%        1.11%         1.36%(a)
   Expenses, excluding distribution fees.......         .61%(a)      .64%         .64%         .64%         .61%          .61%(a)
   Net investment income.......................        5.30%(a)     5.06%        5.38%        5.79%        6.21%         5.05%(a)
Portfolio turnover rate........................          57%          49%          44%          45%          78%           57%

                                                 August 1,
                                                  Through
                                                 August 31,
                                                    1994
                                                    -----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........    $11.74
                                                    -----

Income from investment operations
Net investment income..........................       .04
Net realized and unrealized gain (loss) on
  investment transactions......................      (.03)
                                                    -----

   Total from investment operations............       .01
Less dividends
Dividends from net investment income...........      (.04)
                                                    -----

Net asset value, end of period.................    $11.71
                                                    -----
                                                    -----

TOTAL RETURN(b):...............................      0.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................    $  142
Average net assets (000).......................    $   42
Ratios to average net assets:
   Expenses, including distribution fees.......      1.62%(c)
   Expenses, excluding distribution fees.......       .87%(c)
   Net investment income.......................      5.17%(c)
Portfolio turnover rate........................        49%

---------------
 (a) Net of fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                    NEW YORK SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, New York Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, New York Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

Portfolio of Investments as                   PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                            NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Albany City Sch. Dist., Ser. 95, B.A.N.                         NR               4.50%        5/03/96   $  2,000     $  2,002,175
Amherst Ind. Dev. Agcy. Rev., Gen. Accident Ins. Co., Ser.
   85, S.O.T.                                                   A-1+(c)          4.35        11/01/95      3,100        3,100,000
Babylon, Gen. Oblig., Ser. 94B, F.R.W.D., A.M.B.A.C.            VMIG1            3.20         9/06/95      4,700        4,700,000
Babylon Ind. Dev. Agcy. Rev., Res. Rec. Rev., Ser. 89,
   F.R.D.D.                                                     A-1+(c)          3.50         9/01/95      6,500        6,500,000
Battery Park Auth. Rev., Ser. 90, F.R.W.D.                      A-1(c)           3.80         9/06/95      5,000        5,000,000
Commack Union Free Sch. Dist., Ser. 95, T.A.N.                  NR               4.25         6/28/96      2,500        2,509,916
East Islip Union Free Sch. Dist., Ser. 95, T.A.N.               NR               4.50         6/28/96      7,110        7,144,911
Farmingdale Union Free Sch. Dist., Ser. 95, T.A.N.              NR               4.25         6/27/96      3,675        3,684,313
Franklinville Central Sch. Dist., Ser 93, F.R.W.D.              NR               3.75         9/07/95      4,250        4,250,000
Guilderland Ind. Dev. Agcy. Rev., Northeastern Ind'l.
   Park, Ser. 93A, F.R.W.D.                                     P-1              3.50         9/06/95      1,500        1,500,000
Monroe Cnty. Ind. Dev. Agcy. Rev., Gen. Accident Ins. Co.,
   Ser. 84, S.O.T.                                              A-1+(c)          3.85         9/01/95      7,000        7,000,000
Mt. Pleasant Ind. Dev. Agcy. Rev., Poll. Ctrl. Rev., Gen.
   Motors Corp. Proj., F.R.W.D.                                 VMIG2            3.70         9/06/95      6,095        6,095,000
Nassau Cnty., Gen. Oblig., Ser. 95B, R.A.N.                     SP-1(c)          4.25         3/15/96      4,000        4,010,443
Nassau Cnty., Ser. 95F, B.A.N.                                  MIG1             4.50         3/15/96      4,980        4,994,346
New York City, Gen. Oblig.,
   Ser. 94A-4, F.R.D.D.                                         VMIG1            3.45         9/01/95      1,800        1,800,000
   Ser. 95, F.R.D.D., M.B.I.A.                                  VMIG1            3.40         9/01/95        800          800,000
   Ser. 95, T.A.N.                                              MIG1             4.50         2/15/96      8,000        8,030,247
   Ser. 95B-9, T.E.C.P.                                         VMIG1            3.70        10/03/95      2,900        2,900,000
   Ser. 95F-3, F.R.W.D.                                         VMIG1            3.60         9/06/95      6,300        6,300,000
   Ser. 95F-5, F.R.W.D.                                         VMIG1            3.55         9/06/95        700          700,000
New York City Hsg. Dev. Corp.,
   E.17th St. Property, Ser. 93A, F.R.D.D.                      A-1(c)           3.50         9/01/95      4,600        4,600,000
   James Tower Proj., Ser. 94A, F.R.W.D.                        A-1(c)           3.40         9/06/95      4,200        4,200,000
   Related E. 96th St. Proj., Ser. 90A, F.R.W.D.                VMIG1            3.50         9/07/95     13,500       13,500,000
New York City Ind. Dev. Agcy. Rev.,
   Japan Airlines, Ser. 91, F.R.D.D.                            A-1+(c)          3.65         9/01/95     15,200       15,200,000
   Viola Bakeries, Ser. 90, F.R.W.D.                            VMIG1            3.60         9/06/95      2,650        2,650,000
New York City Mun. Water Fin. Auth., Water & Sew. Rev.,
   Ser. 9-3, T.E.C.P.                                           VMIG1            3.55         9/20/95      3,000        3,000,000
   Ser. 9-3, T.E.C.P.                                           P-1              3.75        10/13/95      1,500        1,500,000
   Ser. 9-3, T.E.C.P.                                           P-1              3.80        12/15/95      4,000        4,000,000
New York City Unltd. Tax Rev., JPM Putters, Ser. 33,
   F.R.W.D., M.B.I.A.                                           VMIG1            3.55         9/07/95      3,100        3,100,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as                   PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                            NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York St., Gen. Oblig., Ser. P, T.E.C.P.                     P-1              3.75%       10/05/95   $  4,800     $  4,800,000
New York St. Dorm. Auth. Rev.,
   Mem. Sloan Kettering, Ser. 89A, T.E.C.P.                     VMIG1            3.10         9/21/95      4,500        4,500,000
   Miriam Osborn Memorial Home, F.R.W.D.                        VMIG1            3.30         9/06/95      4,700        4,700,000
   Rockefeller Univ., Ser. 91A, F.R.W.D.                        Aaa              3.76         9/06/95     13,600       13,600,000
   St. Francis Center at the Knolls, F.R.D.D.                   VMIG1            3.45         9/01/95      4,000        4,000,000
New York St. Energy Res. & Dev. Auth.,
   Long Island Ltg. Co. Proj.,
      Ser. 85B, A.M.T.                                          VMIG1            4.70         3/01/96      7,500        7,500,000
      Ser. 95A, F.R.W.D.                                        VMIG1            3.30         9/06/95      5,000        5,000,000
   New York St. Elec. & Gas Co., Ser. 84A, A.M.T.               A-1+(c)          4.60        12/01/95      4,000        4,000,000
   Niagara Mohawk Pwr. Corp.,
      Ser. 85B, F.R.D.D.                                        P-1              3.45         9/01/95        500          500,000
      Ser. 85C, F.R.D.D.                                        P-1              3.45         9/01/95      2,600        2,600,000
      Ser. 86A, F.R.D.D.                                        P-1              3.55         9/01/95      9,500        9,500,000
   Pollution Control Rev.,
      Ser. 85A, A.O.T.                                          A-1+(c)          4.65         3/15/96      2,000        2,000,000
      Ser. 85B, A.O.T.                                          Aaa              4.10        10/15/95      3,250        3,250,000
New York St. Hsg. Fin. Auth., Liberty View Apts.,
   Ser. 85A, F.R.W.D.                                           VMIG1            3.60         9/06/95      5,400        5,400,000
New York St. Job Dev. Auth., F.R.M.D.,
   Ser. 84D                                                     VMIG1            3.70         9/01/95      1,655        1,655,000
   Ser. 84E                                                     VMIG1            3.70         9/01/95      3,900        3,900,000
   Ser. 84F                                                     VMIG1            3.70         9/01/95      1,525        1,525,000
   Ser. 86C                                                     VMIG1            3.80         9/01/95      1,185        1,185,000
New York St. Local Gov't. Assistance Corp.,
   Ser. 95E, F.R.W.D.                                           VMIG1            3.50         9/06/95      3,000        3,000,000
   Ser. 95F, F.R.W.D.                                           VMIG1            3.35         9/06/95     12,400       12,400,000
New York St. Power Auth. Rev., S.M.T.                           MIG1             3.85         9/01/95     10,000       10,000,000
New York St. Thruway Auth. Rev., Ser. C, F.R.W.D.,
   F.G.I.C.                                                     NR               3.70         9/07/95      7,000        7,000,000
New York St. Urban Dev. Corp. Rev.,
   Ser. 86                                                      Aaa              8.00         1/01/96      2,500        2,540,609
   Ser. B                                                       Aaa              8.00         1/01/96      5,000        5,156,148
Niagara Cnty. Ind. Dev. Agcy. Rev., Gen. Abrasive
   Treibacher,
   Ser. 91, F.R.W.D.                                            P-1              3.65         9/06/95      4,600        4,600,000
Oswego Cnty. Ind. Dev. Agcy. Rev., Philip Morris Co., Ser.
   92, F.R.W.D.                                                 P-1              3.65         9/06/95      6,300        6,300,000
Oyster Bay, Gen. Oblig.,
   Ser. 94, B.A.N.                                              NR               4.85        12/08/95      2,000        1,999,370
   Ser. 94, B.A.N.                                              NR               5.00        12/08/95      3,000        3,000,597

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

Portfolio of Investments as                   PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                            NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Port Auth. of New York & New Jersey, Kiac Partners,
      Ser. 3-2, F.R.W.D.                                        VMIG1            3.40%        9/06/95   $  6,200     $  6,200,000
      Ser. 3-3, F.R.W.D.                                        VMIG1            3.40         9/06/95      4,500        4,500,000
   Spec. Oblig. Rev.,
      Ser.1, F.R.D.D.                                           VMIG1            3.45         9/01/95      2,500        2,500,000
      Ser. 93-1, F.R.W.D.                                       NR               3.627        9/05/95     12,000       12,000,000
Puerto Rico Comnwlth., Gov't. Dev. Bank., Ser. 95,
   T.E.C.P.                                                     A-1+(c)          3.60         9/11/95      7,700        7,700,000
Rockland Cnty., Ser. 95, B.A.N                                  NR               5.50         3/08/96      2,000        2,009,239
Sayville Union Free Sch. Dist., Ser. 95, T.A.N.                 MIG1             4.25         6/27/96      6,500        6,526,710
St. Lawrence Cnty. Ind. Dev. Agcy. Rev.,
   Clarkson Univ. Proj., Ser. 90, F.R.W.D.                      VMIG1            3.80         9/07/95      2,700        2,700,000
   Reynolds Metals, F.R.D.D.                                    P-1              3.35         9/01/95      1,000        1,000,000
   Reynolds Metals, Ser. 95, F.R.W.D.                           VMIG1            3.50         9/06/95      3,000        3,000,000
United Nations Dev. Corp. Rev., Phase 2 & 3 Sr. Lien            Aaa              7.875        7/01/96      4,000        4,204,061
Westchester Cnty., T.A.N.                                       NR               5.00        12/14/95      7,000        7,009,650
Yates Cnty. Ind. Dev. Agcy. Rev., Clearplass Containers
   Inc.,
   Ser. 92A, F.R.W.D.                                           A-1(c)           3.75         9/07/95      1,455        1,455,000
                                                                                                                     ------------
Total Investments--102.0%
(amortized cost--$331,187,735(d))                                                                                     331,187,735
Liabilities in excess of other assets--(2.0)%                                                                          (6,490,118)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $324,697,617
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Annual Mandatory Tender (b).
    A.O.T.--Annual Optional Tender (b).
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.M.D.--Floating Rate (Monthly) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    M.B.I.A.--Municipal Bond Insurance Association.
    R.A.N.--Revenue Anticipation Note.
    S.M.T.--Semi-Annual Mandatory Tender (b).
    S.O.T.--Semi-Annual Optional Tender (b).
    T.A.N.--Tax Anticipation Note.
    T.E.C.P.--Tax-Exempt Commercial Paper.

 (b) For purposes of amortized cost valuation, the maturity date of such securities is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 (c) Standard & Poor's rating.
 (d) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at amortized cost which approximates market value...............................................      $331,187,735
Receivable for investments sold..............................................................................        14,312,795
Receivable for Series shares sold............................................................................         2,544,647
Interest receivable..........................................................................................         2,064,757
Deferred expenses and other assets...........................................................................             7,167
                                                                                                                   ------------
   Total assets..............................................................................................       350,117,101
                                                                                                                   ------------
Liabilities
Payable for investments purchased............................................................................        17,000,000
Payable for Series shares reacquired.........................................................................         8,009,423
Accrued expenses and other liabilities.......................................................................           143,748
Management fee payable.......................................................................................           137,878
Dividends payable............................................................................................           111,421
Distribution fee payable.....................................................................................            15,414
Deferred trustee fees........................................................................................             1,600
                                                                                                                   ------------
   Total liabilities.........................................................................................        25,419,484
                                                                                                                   ------------
Net Assets...................................................................................................      $324,697,617
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value..........................................................      $  3,246,976
   Paid-in capital in excess of par..........................................................................       321,450,641
                                                                                                                   ------------
Net assets, August 31, 1995..................................................................................      $324,697,617
                                                                                                                   ------------
                                                                                                                   ------------
Net asset value, offering price and redemption price per share ($324,697,617 / 324,697,617
   shares of beneficial interest issued and outstanding; unlimited number of shares authorized)..............             $1.00

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1995
                                                 ---------------
Income
   Interest...................................    $  10,956,553
                                                 ---------------
Expenses
   Management fee.............................        1,463,815
   Distribution fee...........................          365,954
   Transfer agent's fees and expenses.........          137,000
   Custodian's fees and expenses..............           80,000
   Reports to shareholders....................           40,000
   Registration fees..........................           16,000
   Audit fee..................................           10,500
   Legal fees.................................           10,000
   Trustees' fees.............................            3,200
   Miscellaneous..............................           11,886
                                                 ---------------
      Total expenses..........................        2,138,355
   Less: custodian fee credit.................          (35,560)
                                                 ---------------
      Net expenses............................        2,102,795
                                                 ---------------
Net investment income.........................        8,853,758
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................    $   8,853,758
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended August 31,
in Net Assets                         1995              1994
Operations
   Net investment income.......  $     8,853,758    $   4,997,969
                                 ---------------    -------------
   Net increase in net assets
      resulting from
      operations...............        8,853,758        4,997,969
                                 ---------------    -------------
Dividends to shareholders......       (8,853,758)      (4,997,969)
                                 ---------------    -------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold.....................    1,099,424,608      956,452,031
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      dividends................        8,564,122        4,807,678
   Cost of shares reacquired...   (1,052,364,310)    (978,490,262)
                                 ---------------    -------------
   Net increase (decrease) in
      net assets from Series
      share transactions.......       55,624,420      (17,230,553)
                                 ---------------    -------------
Total increase (decrease)......       55,624,420      (17,230,553)
Net Assets
Beginning of year..............      269,073,197      286,303,750
                                 ---------------    -------------
End of year....................  $   324,697,617    $ 269,073,197
                                 ---------------    -------------
                                 ---------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The New York Money Market Series (the ``Series'') commenced investment operations in April, 1985. The Series is diversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New York State, New York City and federal income taxes with a minimum of risk by investing in ``investment grade'' tax-exempt securities having a maturity of thirteen months or less whose ratings are within the two highest ratings categories by two nationally recognized statistical rating organizations, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 P.M., New York time.

Securities Transactions and Investment Income Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

Federal Income Taxes For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income. Payment of dividends are made monthly.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''). To reimburse PMFD for its expenses incurred pursuant to a plan of distribution, the Series pays PMFD a reimbursement, accrued daily and payable monthly, at an annual rate of .125 of 1% of the Series' average daily net assets. PMFD pays various broker-dealers, including Prudential Securities Incorporated (``PSI'') and Pruco Securities Corporation, affiliated broker-dealers, for account servicing fees and other expenses incurred by such broker-dealers.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1995, the Series incurred fees of approximately $126,000 for the services of PMFS. As of August 31, 1995, approximately $10,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

--------------------------------------------------------------------------------

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                             Year Ended August 31,
                                                                                -----------------------------------------------
                                                                                  1995         1994         1993         1992
                                                                                --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................................    $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized gains................................         .03          .02          .02          .03
Dividends and distributions to shareholders.................................        (.03)        (.02)        (.02)        (.03)
                                                                                --------     --------     --------     --------
Net asset value, end of year................................................    $   1.00     $   1.00     $   1.00     $   1.00
                                                                                --------     --------     --------     --------
                                                                                --------     --------     --------     --------
TOTAL RETURN(a):............................................................        3.06%        1.80%        1.80%        2.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...............................................    $324,698     $269,073     $286,304     $249,785
Average net assets (000)....................................................    $292,763     $280,492     $275,640     $248,557
Ratios to average net assets:
  Expenses, including distribution fee......................................         .73%         .77%         .75%         .76%
  Expenses, excluding distribution fee......................................         .61%         .64%         .63%         .63%
  Net investment income.....................................................        3.02%        1.78%        1.75%        2.83%

                                                                                1991
                                                                              --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................................  $   1.00
Net investment income and net realized gains................................       .04
Dividends and distributions to shareholders.................................      (.04)
                                                                              --------
Net asset value, end of year................................................  $   1.00
                                                                              --------
                                                                              --------
TOTAL RETURN(a):............................................................      4.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...............................................  $236,361
Average net assets (000)....................................................  $245,494
Ratios to average net assets:
  Expenses, including distribution fee......................................       .79%
  Expenses, excluding distribution fee......................................       .66%
  Net investment income.....................................................      4.23%

---------------
 (a) Total return includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                  NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, New York Money Market Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, New York Money Market Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Money Market Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

Portfolio of Investments as                    PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                             NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--93.7%
------------------------------------------------------------------------------------------------------------------------------
Buncombe Cnty., Pub. Impvt. Bonds,                               Aa               6.90%        3/01/09   $  1,000 (d) $ 1,101,560
City of Greensboro Enterprise Sys. Rev., Comb Ser. A             A1               5.30         6/01/15      1,000         932,660
Charlotte, Cert. of Part.,
   Conv. Fac. Proj., A.M.B.A.C.                                  Aaa                Zero      12/01/09      3,000       1,330,050
   Conv. Fac. Proj., A.M.B.A.C.                                  Aaa              5.00        12/01/21      4,000       3,561,040
Charlotte Mecklenberg Hosp., Hlth. Care Sys. Rev.,               Aa               6.25         1/01/20        750         763,553
Charlotte Wtr. & Swr.,                                           Aaa              6.20         6/01/17      1,500       1,546,530
Charlotte Wtr. & Swr.,                                           Aaa              5.90         2/01/19      1,000       1,019,110
Cleveland Cnty., Ser. 1993, F.G.I.C.                             Aaa              5.10         6/01/07      2,500       2,493,225
Concord Util. Sys. Rev., M.B.I.A.                                Aaa              5.50        12/01/14      1,000         978,990
Dare Cnty., Util. Sys. Rev., M.B.I.A.                            Aaa              5.75         6/01/14        500         495,415
Davidson Cnty.                                                   Aa               5.40         6/01/14        800         768,936
Durham Cnty., Pub. Impvt.,                                       Aaa              4.60         5/01/04      2,000       1,974,540
Fayetteville, Cert. of Part., San. Swr. & Pub. Impvt.,
   A.M.B.A.C.                                                    Aaa              6.875       12/01/08      1,750       1,891,925
Gastonia, Gen. Oblig., Wtr. Sys. & St. Impvt., F.G.I.C.          Aaa              5.25         4/01/09      1,625       1,597,066
Guilford Cnty., Pub. Impvt.,                                     Aa1              5.40         4/01/09        500         505,735
Lincoln Cnty. Gen. Oblig., Ref., F.G.I.C.                        Aaa              5.10         6/01/09      1,170       1,136,140
Martin Cnty. Ind. Facs. & Poll. Ctrl. Fin. Auth. Rev.,
   Weyerhaueser Co. Proj.,                                       A2               8.50         6/15/99        200         228,156
Mecklenberg Cnty., Pub. Impvt.,                                  Aaa              5.00         4/01/08      1,000         988,000
New Hanover Cnty. Hosp. Rev., Regl. Med. Ctr. Proj.,
   A.M.B.A.C.                                                    Aaa              4.75        10/01/23      1,600       1,328,048
No. Carolina Eastn. Mun. Pwr. Agcy.,
   Pwr. Sys. Rev., A.M.B.A.C.                                    Aaa              6.00         1/01/18      1,000       1,018,470
   Pwr. Sys. Rev., E.T.M.                                        Aaa              6.50         1/01/18      1,995       2,200,326
   Pwr. Sys. Rev.,                                               A                6.50         1/01/18      1,005       1,004,879
   Pwr. Sys. Rev.,                                               Aaa              6.00         1/01/26        650 (d)     676,351
   Pwr. Sys. Rev., Ser. A                                        A                6.40         1/01/21      1,000         987,530
   Pwr. Sys. Rev., Ser. A, A.M.B.A.C.                            Aaa              7.625        1/01/22      1,000 (d)   1,097,660
No. Carolina Gen. Oblig. Cap. Impvt., Ser. A                     Aaa              4.70         2/01/10      1,200       1,104,108
No. Carolina Hsg. Fin. Agcy., Sngl. Fam. Mtge. Rev., Ser. G      Aa               7.80         3/01/21        790         843,309

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as                    PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                             NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
No. Carolina Med. Care Comn., Hlth. Care Facs. Rev.,
   Stanley Mem. Hosp. Proj.,                                     Baa1             7.80%       10/01/19   $    650     $   686,719
No. Carolina Med. Care Comn., Hosp. Rev.,
   Alamance Hlth. Serv. Inc., F.S.A.                             Aaa              5.50         8/15/24      2,000       1,876,340
   Annie Pen Mem. Hosp. Proj.,                                   Baa              7.50         8/15/21      1,000       1,028,880
   Baptist Hosp. Proj.,                                          Aa               6.00         6/01/22      1,000         981,600
   Carolina Medicorp Proj.,                                      Aa               6.00         5/01/21      1,500       1,500,555
   Rex Hosp. Proj.,                                              A1               6.25         6/01/17      1,750       1,797,985
   Scotland Mem. Hosp., Ser. 88                                  Baa              8.625       10/01/11      1,000 (d)   1,140,180
No. Carolina Mun. Pwr. Agcy.,
   No. 1 Catawba Elec. Rev.,                                     A                5.25         1/01/09      1,000         955,580
   No. 1 Catawba Elec. Rev., M.B.I.A.                            Aaa              6.00         1/01/10      1,250       1,302,475
   No. 1 Catawba Elec. Rev., M.B.I.A.                            Aaa              6.72         1/01/12      2,000 (e)   1,810,000
Northern Hosp. Dist. Surry Cnty. Hlth. Care Facs. Rev.,
   No. Carolina Hosp.,                                           Ba1              7.875       10/01/21      1,500       1,568,085
Piedmont Triad Arpt. Auth., M.B.I.A.                             Aaa              5.00         7/01/16      1,000         895,540
Puerto Rico Comnwlth.,
   Ser. A, M.B.I.A.                                              Aaa              6.25         7/01/10      1,240       1,301,603
   Gen. Oblig., M.B.I.A.                                         Aaa              5.50         7/01/13      1,750       1,701,438
   Gen. Oblig., F.S.A.                                           Aaa              7.723        7/01/20      1,300 (e)   1,272,375
   Pub. Impt., M.B.I.A.                                          Aaa              5.375        7/01/22      1,520       1,420,744
Puerto Rico Hsg. Fin. Corp., Sngl. Fam. Mtge. Rev.,
   Ser. 1-B, G.N.M.A.                                            Aaa              7.65        10/15/22        665         708,943
Puerto Rico Ind. Med. & Environ. Poll. Ctrl. Facs.,
   Upjohn Co. Proj.,                                             Aa3              7.50        12/01/23        500         554,905
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                    Aaa              6.617        1/25/07      1,000 (e)     996,250
Robeson Cnty.,                                                   Aaa              7.80         6/01/09        500  d)(f)     557,655
Union Cnty. Wtr. & Swr., Solid Waste Rev.,                       A1               6.50         4/01/07        850         912,653
Univ. of Puerto Rico Sys. Rev., Ser. M, M.B.I.A.                 Aaa              5.25         6/01/25      1,000         914,470
Virgin Islands Pub. Fin. Auth. Rev.,
   Hwy. Trans. Trust Fund, Ser. A,                               NR               7.25        10/01/18        700         738,472
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser. 91,      NR               7.75        10/01/06        440         479,459
Wake Cnty. Hosp. Rev., M.B.I.A.                                  Aaa              5.125       10/01/26      1,500       1,340,085
Winston Salem, Sngl. Fam. Mtge. Rev.,                            A1               8.00         9/01/07        445         466,169
                                                                                                                      -----------
Total long-term investments (cost $60,882,863)                                                                         62,482,472
                                                                                                                      -----------

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

Portfolio of Investments as                    PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                             NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--5.2%
Halifax Cnty. Ind. Facs. & Poll. Ctrl.,
   Westmoreland L.G. & E. Partners, Ser. 93, F.R.D.D.            A-1(c)           3.65%        9/01/95   $  2,600     $ 2,600,000
   Westmoreland-Hadson Roano, Ser. 91, F.R.D.D.                  CPS1             3.70         9/01/95        600         600,000
Puerto Rico Comnwlth., Gov't. Dev. Bank., Ser. 85, F.R.W.D.      VMIG1            3.20         9/06/95        300         300,000
                                                                                                                      -----------
Total short-term investments (cost $3,500,000)                                                                          3,500,000
                                                                                                                      -----------
Total Investments--98.9%
(cost $64,382,863)                                                                                                     65,982,472
Other assets in excess of liabilities--1.1%                                                                               708,959
                                                                                                                      -----------
Net Assets--100%                                                                                                      $66,691,431
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    E.T.M..--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Association.
    F.R.D.D.--Flating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
  G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.

 (b) For purposes of amortized cost valuation, the maturity date of these securities are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 (c) Standard & Poor's Rating.
 (d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
 (e) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
 (f) Entire principal amount pledged as initial margin on financial futures contracts.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities          NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $64,382,863)......................................................................      $65,982,472
Interest receivable...........................................................................................          973,437
Deferred expenses and other assets............................................................................            2,390
                                                                                                                    -----------
   Total assets...............................................................................................       66,958,299
                                                                                                                    -----------
Liabilities
Bank overdraft................................................................................................           35,206
Payable for Fund shares reacquired............................................................................          107,106
Dividends payable.............................................................................................           34,673
Due to Manager................................................................................................           25,233
Accrued expenses..............................................................................................           23,472
Due to broker-variation margin................................................................................           20,313
Due to Distributors...........................................................................................           19,265
Deferred Trustees' fees.......................................................................................            1,600
                                                                                                                    -----------
   Total liabilities..........................................................................................          266,868
                                                                                                                    -----------
Net Assets....................................................................................................      $66,691,431
                                                                                                                    -----------
                                                                                                                    -----------
Net assets were comprised of:
   Shares of beneficial interest, at par......................................................................      $    59,607
   Paid-in capital in excess of par...........................................................................       64,482,173
                                                                                                                    -----------
                                                                                                                     64,541,780
   Accumulated net realized gain on investments...............................................................          497,855
   Net unrealized appreciation on investments.................................................................        1,651,796
                                                                                                                    -----------
Net assets, August 31, 1995...................................................................................      $66,691,431
                                                                                                                    -----------
                                                                                                                    -----------
Class A:
   Net asset value and redemption price per share
      ($26,518,740 / 2,370,820 shares of beneficial interest issued and outstanding)..........................           $11.19
   Maximum sales charge (3% of offering price)................................................................              .35
                                                                                                                    -----------
   Maximum offering price to public...........................................................................           $11.54
                                                                                                                    -----------
                                                                                                                    -----------
Class B:
   Net asset value, offering price and redemption price per share
      ($40,119,072 / 3,585,058 shares of beneficial interest issued and outstanding)..........................           $11.19
                                                                                                                    -----------
                                                                                                                    -----------
Class C:
   Net asset value, offering price and redemption price per share
      ($53,619 / 4,791 shares of beneficial interest issued and outstanding)..................................           $11.19
                                                                                                                    -----------
                                                                                                                    -----------

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
NORTH CAROLINA SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1995
Income
   Interest.................................     $ 4,291,640
                                               ---------------
Expenses
   Management fee, net waiver of $22,350....         313,847
   Distribution fee--Class A................          15,244
   Distribution fee--Class B................         259,815
   Distribution fee--Class C................             241
   Custodian's fees and expenses............          90,000
   Reports to shareholders..................          56,000
   Transfer agent's fees and expenses.......          42,000
   Registration fees........................          36,000
   Audit fee................................          11,000
   Legal fees...............................          10,000
   Trustee's Fees...........................           3,200
   Miscellaneous............................          11,614
                                               ---------------
      Total expenses........................         848,961
   Less: custodian fee credit...............          (8,596)
                                               ---------------
      Net expenses..........................         840,365
                                               ---------------
Net investment income.......................       3,451,275
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................         914,738
   Financial futures contract
      transactions..........................        (239,013)
                                               ---------------
                                                     675,725
                                               ---------------
Net change in unrealized
   appreciation/depreciation on:
   Investments..............................        (172,563)
   Financial futures contract...............          42,188
                                               ---------------
                                                    (130,375)
                                               ---------------
Net gain on investments.....................         545,350
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 3,996,625
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NORTH CAROLINA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                           1995            1994
Operations
   Net investment income...........  $ 3,451,275    $  3,711,296
   Net realized gain on investment
      transactions.................      675,725         276,064
   Net change in unrealized
      appreciation/depreciation of
      investments..................     (130,375)     (5,436,522)
                                     -----------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations...................    3,996,625      (1,449,162)
                                     -----------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A......................     (800,554)       (109,844)
      Class B......................   (2,649,245)     (3,601,431)
      Class C......................       (1,476)            (21)
                                     -----------    ------------
                                      (3,451,275)     (3,711,296)
                                     -----------    ------------
   Distributions from net realized
      gains
      Class A......................           --         (33,123)
      Class B......................           --      (1,379,190)
                                     -----------    ------------
                                              --      (1,412,313)
                                     -----------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares sold...    4,576,741       9,251,532
   Net asset value of shares issued
      in reinvestment of dividends
      and distributions............    1,814,783       2,641,848
   Cost of shares reacquired.......  (11,959,150)    (10,898,454)
                                     -----------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions.................   (5,567,626)        994,926
                                     -----------    ------------
Total decrease.....................   (5,022,276)     (5,577,845)
Net Assets
Beginning of year..................   71,713,707      77,291,552
                                     -----------    ------------
End of year........................  $66,691,431    $ 71,713,707
                                     -----------    ------------
                                     -----------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The North Carolina Series (the ``Series'') commenced investment operations in February, 1985. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the contracts expire or are closed, at which time the gain or loss is reclassified to realized gain or loss. The Series invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing market conditions. Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for short-term capital gains and market discount.

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $22,350 ($0.004 per share for Class A, B and C shares; .033% of average net assets). The Series is not required to reimburse PMF for such waiver.

The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1995.

PMFD has advised the Series that it has received approximately $12,600 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the year ended August 31, 1995, it received approximately $97,900 and $100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended August 31, 1995, the Series incurred fees of approximately $28,400 for the services of PMFS. As of August 31, 1995, approximately $2,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1995 were $18,001,985 and $27,107,030, respectively.

The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of August 31, 1995, net unrealized appreciation for federal income tax purposes was $1,599,609 (gross unrealized appreciation--$2,305,476; gross unrealized depreciation--$705,867).

As of August 31, 1995, the Series sold 500 financial futures contracts on the Municipal Bond Index expiring in September 1995. The value at disposition of such contracts is $5,774,062. The value of such contracts on August 31, 1995 was $5,721,875, thereby resulting in an unrealized gain of $52,187.

------------------------------------------------------------
Note 5. Capital

The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the

--------------------------------------------------------------------------------

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the fiscal years ended August 31, 1995 and 1994, were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     101,495    $  1,107,658
Shares issued in reinvestment of
  dividends.........................      40,041         444,345
Shares reacquired...................    (219,838)     (2,440,629)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................     (78,302)       (888,626)
Shares issued upon conversion from
  Class B...........................   2,245,102      24,527,190
                                      ----------    ------------
Net increase in shares
  outstanding.......................   2,166,800    $ 23,638,564
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................      81,115    $    947,875
Shares issued in reinvestment of
  dividends and distributions.......       8,558          98,262
Shares reacquired...................     (33,172)       (382,692)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      56,501    $    663,445
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1995:
Shares sold.........................     313,714    $  3,421,366
Shares issued in reinvestment of
  dividends.........................     126,657       1,369,272
Shares reacquired...................    (889,076)     (9,511,942)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (448,705)     (4,721,304)
Shares reacquired upon conversion
  into Class A......................  (2,245,029)    (24,527,190)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (2,693,734)   $(29,248,494)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................     711,751    $  8,293,464
Shares issued in reinvestment of
  dividends and distributions.......     220,668       2,543,573
Shares reacquired...................    (920,864)    (10,515,762)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      11,555    $    321,275
                                      ----------    ------------
                                      ----------    ------------
Class C                                 Shares         Amount
------------------------------------  ----------    ------------

Year ended August 31, 1995:
Shares sold.........................       4,353    $     47,717
Shares issued in reinvestment of
  dividends.........................         105           1,166
Shares reacquired...................        (592)         (6,579)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       3,866    $     42,304
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994* through
  August 31, 1994:
Shares sold.........................         924    $     10,193
Shares issued in reinvestment of
  dividends.........................           1              13
                                      ----------    ------------
Net increase in shares
  outstanding.......................         925    $     10,206
                                      ----------    ------------
                                      ----------    ------------
------------------
* Commencement of offering of Class C shares.

--------------------------------------------------------------------------------

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                        Class A
                                                  ---------------------------------------------------
                                                                 Year Ended August 31,
                                                  ---------------------------------------------------
                                                   1995        1994       1993       1992       1991
                                                  -------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 11.06     $12.04     $11.37     $10.86     $10.45
                                                  -------     ------     ------     ------     ------
Income from investment operations
Net investment income.........................        .60(a)     .61        .65        .67        .67
Net realized and unrealized gain (loss) on
  investment transactions.....................        .13       (.76)       .67        .51        .41
                                                  -------     ------     ------     ------     ------
  Total from investment operations............        .73       (.15)      1.32       1.18       1.08
                                                  -------     ------     ------     ------     ------
Less distributions
Dividends from net investment income..........      (.60)       (.61)      (.65)      (.67)      (.67)
Distributions from net realized gains.........         --       (.22)        --         --         --
                                                  -------     ------     ------     ------     ------
  Total distributions.........................      (.60)       (.83)      (.65)      (.67)      (.67)
                                                  -------     ------     ------     ------     ------
Net asset value, end of year..................    $ 11.19     $11.06     $12.04     $11.37     $10.86
                                                  -------     ------     ------     ------     ------
                                                  -------     ------     ------     ------     ------
TOTAL RETURN(b):..............................       6.86%     (1.35)%    11.99%     11.12%     10.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $26,519     $2,256     $1,777     $  917     $  362
Average net assets (000)......................    $15,244     $2,067     $1,316     $  612     $  246
Ratios to average net assets:
  Expenses, including distribution fees.......        .98%(a)    .88%       .87%       .91%       .99%
  Expenses, excluding distribution fees.......        .88%(a)    .78%       .77%       .81%       .89%
  Net investment income.......................       5.25%(a)   5.31%      5.55%      5.90%      6.24%
Portfolio turnover rate.......................         28%        17%        38%        36%        27%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.


--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                          Class B                              Class C
                                                  -------------------------------------------------------     ----------
                                                                                                                 Year
                                                                   Year Ended August 31,                        Ended
                                                  -------------------------------------------------------     August 31,
                                                   1995        1994        1993        1992        1991          1995
                                                  -------     -------     -------     -------     -------        -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $ 11.06     $ 12.05     $ 11.37     $ 10.86     $ 10.45       $11.06
                                                  -------     -------     -------     -------     -------        -----
Income from investment operations
Net investment income.........................        .55(a)      .56         .60         .62         .63          .52(a)
Net realized and unrealized gain (loss) on
  investment transactions.....................        .13        (.77)        .68         .51         .41          .13
                                                  -------     -------     -------     -------     -------        -----
  Total from investment operations............        .68        (.21)       1.28        1.13        1.04          .65
                                                  -------     -------     -------     -------     -------        -----
Less distributions
Dividends from net investment income..........       (.55)       (.56)       (.60)       (.62)       (.63)        (.52)
Distributions from net realized gains.........         --        (.22)         --          --          --           --
                                                  -------     -------     -------     -------     -------        -----
  Total distributions.........................       (.55)       (.78)       (.60)       (.62)       (.63)        (.52)
                                                  -------     -------     -------     -------     -------        -----
Net asset value, end of period................    $ 11.19     $ 11.06     $ 12.05     $ 11.37     $ 10.86       $11.19
                                                  -------     -------     -------     -------     -------        -----
                                                  -------     -------     -------     -------     -------        -----
TOTAL RETURN(b):..............................       6.44%      (1.82)%     11.62%      10.64%      10.17%        6.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $40,119     $69,448     $75,515     $63,573     $59,875       $   53
Average net assets (000)......................    $51,963     $73,606     $67,997     $60,751     $59,071       $   32
Ratios to average net assets:
  Expenses, including distribution fees.......       1.34%(a)    1.28%       1.27%       1.31%       1.39%        1.63%(a)
  Expenses, excluding distribution fees.......        .84%(a)     .78%        .77%        .81%        .89%         .88%(a)
  Net investment income.......................       5.10%(a)    4.89%       5.18%       5.58%       5.88%        4.59%(a)
Portfolio turnover rate.......................         28%         17%         38%         36%         27%          28%

                                                August 1,
                                                 1994(d)
                                                 through
                                                August 31,
                                                   1994
                                                   -----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $11.09
                                                   -----

Income from investment operations
Net investment income.........................       .04(c)
Net realized and unrealized gain (loss) on
  investment transactions.....................      (.03)
                                                   -----

  Total from investment operations............       .01
                                                   -----

Less distributions
Dividends from net investment income..........      (.04)
Distributions from net realized gains.........        --
                                                   -----

  Total distributions.........................      (.04)
                                                   -----

Net asset value, end of period................    $11.06
                                                   -----
                                                   -----

TOTAL RETURN(b):..............................       .02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $   10
Average net assets (000)......................    $    5
Ratios to average net assets:
  Expenses, including distribution fees.......      1.67%(c)
  Expenses, excluding distribution fees.......       .92%(c)
  Net investment income.......................      5.06%(c)
Portfolio turnover rate.......................        17%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C Shares.


--------------------------------------------------------------------------------
                                           See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                   NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, North Carolina Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, North Carolina Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, North Carolina Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  OHIO SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--95.5%
------------------------------------------------------------------------------------------------------------------------------
Akron, Bath & Copley Twnshps., Hosp. Dist. Rev., Summa
   Health, Systems Proj., Ser. A                                A                 5.75%      11/15/08   $  3,465     $  3,488,527
Akron, Gen. Oblig.                                              A                10.50       12/01/04        200          281,188
Akron, Gen. Oblig., F.S.A.                                      Aaa               4.50       12/01/12        645          544,309
Allen Cnty. Wtr. & Swr. Dist., A.M.B.A.C.                       Aaa               7.80       12/01/08      1,000(d)(f)  1,128,600
Bellefontaine City Sch. Dist.,
   A.M.B.A.C.                                                   Aaa              Zero        12/01/06        495          279,358
   A.M.B.A.C.                                                   Aaa              Zero        12/01/07        485          256,143
   A.M.B.A.C.                                                   Aaa              Zero        12/01/08        485          239,396
   A.M.B.A.C.                                                   Aaa              Zero        12/01/09        390          179,252
   A.M.B.A.C.                                                   Aaa              Zero        12/01/10        390          166,491
   A.M.B.A.C.                                                   Aaa              Zero        12/01/11        465          186,256
Berea City Sch. Dist., A.M.B.A.C.                               Aaa               5.00       12/15/17      4,375        3,939,863
Canton, Water Works Sys., Gen. Oblig.                           Aaa               5.85       12/01/15        700          706,020
Carroll Cnty. Econ. Dev. Rev., Great Trail Lake Ctr.,
   F.H.A.                                                       NR               11.75        8/01/14        680          781,211
Cleveland City Sch. Dist., Gen. Oblig.,
   Sch. Impvt., Ser. B, F.G.I.C.                                Aaa              Zero         6/01/05        490          301,879
   Sch. Impvt., Ser. B, F.G.I.C.                                Aaa              Zero         6/01/06        400          231,556
   Sch. Impvt., Ser. B, F.G.I.C.                                Aaa              Zero         6/01/07        315          170,752
   Sch. Impvt., Ser. B, F.G.I.C.                                Aaa              Zero        12/01/08        550          271,480
Columbus Citation Hsg. Dev. Corp., Mtge. Rev., F.H.A.           AA(b)             7.625       1/01/22      1,885 (d)    2,324,375
Columbus, Gen. Oblig., Mun. Arpt. No. 32                        Aaa               7.15        7/15/06        435          476,495
Cuyahoga Cnty. Hosp. Rev., Meridia Health Sys.                  A1                6.25        8/15/24      1,500        1,503,690
Dayton, Gen. Oblig., M.B.I.A                                    Aaa               7.00       12/01/07        480          559,406
Dublin City Sch. Dist., Franklin, Delaware & Union Co.,
   A.M.B.A.C.                                                   Aaa              Zero        12/01/05      1,000          600,970
East Cleveland Rev., Local Gov't. Fund Notes                    NR                7.90       12/01/97        860          924,672
Franklin Cnty. Hosp. Rev.,
   Doctors Hosp. Rev.                                           A                 5.875      12/01/13      1,550        1,462,921
   Doctors Hosp. Rev.                                           A                 5.875      12/01/23      3,000        2,762,100
   Holy Cross Hlth. Sys., Ser. B, A.M.B.A.C.                    Aaa               7.65        6/01/10      2,500 (d)    2,877,125
Franklin Cnty. Pub. Impvt., Ser. 93                             Aaa               5.375      12/01/20      1,690        1,590,949
Gahanna Jefferson City Sch. Dist., Gen. Oblig., A.M.B.A.C.      Aaa              Zero        12/01/09        445          204,531
Greene Cnty. Swr. Sys. Rev., A.M.B.A.C.                         Aaa              Zero        12/01/08        450          222,120
Guam Pwr. Auth. Rev., Ser. A                                    BBB(b)            6.75       10/01/24      3,110        3,175,434
Hamilton Cnty. Gas Sys. Rev., Ser. A, M.B.I.A.                  Aaa               4.75       10/15/23      3,250        2,749,565
Hilliard Ohio Sch. Dist.,
   Cap. Apprec. Impvt., Ser. A                                  Aaa              Zero        12/01/09      2,855        1,312,215
   Cap. Apprec. Impvt., Ser. A                                  Aaa              Zero        12/01/10      2,855        1,218,800
Kings Cnty. Local Sch. Dist., F.G.I.C.                          Aaa               5.50       12/01/21      5,230        5,019,231

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  OHIO SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Logan Hocking Local Sch. Dist., Hocking, Perry & Vinton
   Co.,
   Gen. Oblig., A.M.B.A.C.                                      Aaa              Zero        12/01/09    $   650     $    298,753
Lucas Cnty. Hosp. Rev.,
   Toledo Hosp., Impvt. & Ref., M.B.I.A.                        Aaa               5.00%      11/15/13      2,000        1,796,460
   Toledo Hosp., Impvt. & Ref., M.B.I.A.                        Aaa               5.00       11/15/22      4,250        3,713,820
Montgomery Cnty. Swr. Sys. Rev.,
   Greater Moraine, Beaver Creek, F.G.I.C.                      Aaa              Zero         9/01/05      1,000          608,480
   Greater Moraine, Beaver Creek, F.G.I.C.                      Aaa              Zero         9/01/07        500          267,525
Mount Vernon City Sch. Dist., Gen. Oblig., F.G.I.C.             Aaa               7.50       12/01/14        500          585,845
Newark Ltd. Tax Gen. Oblig., Wtr. Impvt., A.M.B.A.C.            Aaa              Zero        12/01/06        805          454,310
Ohio Mun. Elec. Generation Agcy., A.M.B.A.C.                    Aaa               5.375       2/15/24      2,000        1,850,780
Ohio St. Air Quality Dev. Auth. Rev., Poll. Ctrl.,
   Edison Proj., Ser. A, F.G.I.C                                Aaa               7.45        3/01/16      3,750        4,137,787
   Cleveland Co., Proj., F.G.I.C.                               Aaa               8.00       12/01/13      2,500        2,953,200
Ohio St. Bldg. Auth.,
   Columbus St. Bldg. Proj., Ser. A                             A                 7.75       10/01/07        750 (d)      841,492
   Das Data Ctr. Proj.                                          Aaa               6.00       10/01/08        615          657,620
   St. Correctional Facs.                                       A                 5.90       10/01/07      2,450        2,593,276
   St. Correctional Facs., Ser. A                               Aaa               8.00        8/01/06        600 (d)      664,014
   St. Correctional Facs., Ser. A                               Aaa               8.00        8/01/08        500 (d)      553,345
   Workers Comp. - W. Green Bldg. A                             A                 4.75        4/01/14      2,740        2,359,304
Ohio St. Higher Edl. Fac. Comn. Rev.                            Aa                7.70       10/01/18        965 (d)    1,044,892
Ohio St. Higher Edl. Fac. Comn. Rev.,
   Case Western Resv. Univ., Ser. A                             Aa                7.70       10/01/18         35           37,898
   Case Western Resv. Univ., Ser. B                             Aa                6.50       10/01/20        750          818,895
   Oberlin Coll.                                                NR                7.375      10/01/14      1,000 (d)    1,127,770
Ohio St. Mtge. Rev., Ser. A, F.H.A.                             AAA(b)            8.15        8/01/17      3,500        3,817,345
Ohio St. Poll. Ctrl. Rev., Standard Oil Co.                     AA-(b)            6.75       12/01/15      1,350        1,547,181
Ohio St. Wtr. Dev. Auth. Rev., Ser. I                           Aaa               7.50       12/01/08      1,200 (d)    1,326,108
Ottawa Cnty. San. Sew. Sys. Rev., Danbury Proj.,
   A.M.B.A.C.                                                   Aaa               7.375      10/01/14      1,000 (d)    1,131,190
Oxford Hosp. Facs. Rev., 1st Mtge., McCullough Hyde Mem.        NR                8.00        5/01/17      1,445        1,490,532
Pickerington Local Sch. Dist.,
   Gen. Oblig., A.M.B.A.C.                                      Aaa              Zero        12/01/08        890          439,304
   Gen. Oblig., A.M.B.A.C.                                      Aaa              Zero        12/01/09        935          429,745
   Gen. Oblig., A.M.B.A.C.                                      Aaa              Zero        12/01/13        525          185,246
Puerto Rico Comnwlth., Aqueduct & Swr. Auth. Rev., Ser. A       Baa               7.875       7/01/17      1,000        1,113,750
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev.                 Baa1              5.50        7/01/15      5,000        4,700,800
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev., Ser. W         Baa1              5.25        7/01/20      1,005          897,535
Puerto Rico Comnwlth., Reg. Linked Bonds, M.B.I.A.              Aaa               5.782       7/01/08      2,000 (e)    2,068,460
Puerto Rico Elec. Pwr. Auth. Rev., Ser. O                       Baa1              5.00        7/01/12      1,720        1,539,142
Puerto Rico Pub. Bldgs. Auth., Gtd. Pub. Ed. & Hlth.
   Facs., Ser. J                                                Baa1             Zero         7/01/06      3,000        1,668,390

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  OHIO SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Rural Lorain Cnty. Wtr. Auth. Res. Rev., A.M.B.A.C.             Aaa               7.70%      10/01/08   $  2,000 (d) $  2,241,100
Scioto Cnty. Hosp. Fac. Rev., Portsmouth Proj., Ser. B,
   M.B.I.A.                                                     Aaa               7.625       5/15/08      2,290        2,528,687
Sugarcreek Local Sch. Dist., F.G.I.C.                           Aaa              Zero        12/01/08        500          243,010
Summit Cnty. Ind. Dev. Rev., Century Products, Gerber
   Foods                                                        A2               7.75        11/01/05      3,250        3,445,163
Trumbull Cnty.,
   Cap. Apprec.                                                 Aaa              Zero        12/01/08      1,250          617,000
   Cap. Apprec.                                                 Aaa              Zero        12/01/09      1,250          574,525
Tuscarawas Cnty. Hosp. Fac. Rev., Union Hosp. Proj., Ser.
   A                                                            Baa               6.50       10/01/21        200          186,716
Univ. of Puerto Rico Revs., Ref. Ser. M, M.B.I.A.               Aaa               5.25        6/01/25      1,545        1,412,856
Univ. of Puerto Rico Revs., Cap. Apprec. Ref. Ser. N,
   M.B.I.A.,                                                    Aaa              Zero         6/01/13      4,245        1,557,236
Univ. of Toledo, Gen. Receipts, M.B.I.A.                        Aaa               7.70        6/01/18      1,000 (d)    1,110,240
Virgin Islands Pub. Fin. Auth. Rev., Ser. A                     NR                7.25       10/01/18      1,000        1,054,960
Virgin Islands Terr., Hugo Ins. Claims Fund Prog., Ser. 91      NR                7.75       10/01/06        440          479,459
Virgin Islands Wtr. & Pwr. Auth., Elec. Sys. Rev., Ser. A       NR                7.40        7/01/11      1,000        1,063,240
Woodmore Indpt. Sch. Dist., Gen. Oblig.,
   A.M.B.A.C.                                                   Aaa              Zero        12/01/05        490          294,475
   A.M.B.A.C.                                                   Aaa              Zero        12/01/06        480          270,893
                                                                                                                     ------------
Total long-term investments (cost $102,265,313)                                                                       108,936,634
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--3.3%
Cuyahoga Cnty., Univ. Hosp. of Cleveland, Ser. 85,
   F.R.D.D.
   (cost $3,800,000)                                            VMIG1             3.55        9/01/95      3,800        3,800,000
                                                                                                                     ------------
Total Investments--98.8%
(cost $106,065,313; Note 4)                                                                                           112,736,634
Other assets in excess of liabilities--1.2%                                                                             1,326,563
                                                                                                                     ------------
Net Assets--100%                                                                                                     $114,063,197
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
     F.G.I.C.--Financial Guaranty Insurance Company.
     F.H.A.--Federal Housing Administration.
     F.R.D.D.--Floating Rate (Daily) Demand Note (c).
     F.S.A.--Financial Security Assurance.
     M.B.I.A.--Municipal Bond Insurance Association.

 (b) Standard & Poor's rating.
 (c) For purposes of amortized cost valuation, the maturity date of such securities is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 (d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
 (e) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
 (f) Pledged as initial margin on financial futures contracts.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities             OHIO SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $106,065,313)....................................................................      $112,736,634
Interest receivable..........................................................................................         1,729,925
Receivable for Series shares sold............................................................................             4,846
Deferred expenses and other assets...........................................................................             3,072
                                                                                                                   ------------
   Total assets..............................................................................................       114,474,477
                                                                                                                   ------------
Liabilities
Payable for Series shares reacquired.........................................................................           139,123
Accrued expenses and other liabilities.......................................................................           102,276
Dividends payable............................................................................................            58,627
Management fee payable.......................................................................................            43,272
Due to broker-variation margin...............................................................................            35,406
Distribution fee payable.....................................................................................            30,976
Deferred trustee's fees......................................................................................             1,600
                                                                                                                   ------------
   Total liabilities.........................................................................................           411,280
                                                                                                                   ------------
Net Assets...................................................................................................      $114,063,197
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................      $     95,644
   Paid-in capital in excess of par..........................................................................       107,058,560
                                                                                                                   ------------
                                                                                                                    107,154,204
   Accumulated net realized gain on investments..............................................................           329,547
   Net unrealized appreciation on investments................................................................         6,579,446
                                                                                                                   ------------
   Net assets, August 31, 1995...............................................................................      $114,063,197
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($51,132,450 / 4,289,011 shares of beneficial interest issued and outstanding).........................            $11.92
   Maximum sales charge (3.0% of offering price).............................................................               .37
   Maximum offering price to public..........................................................................            $12.29
Class B:
   Net asset value, offering price and redemption price per share
      ($62,804,534 / 5,264,771 shares of beneficial interest issued and outstanding).........................            $11.93
Class C:
   Net asset value, offering price and redemption price per share
      ($126,213 / 10,580 shares of beneficial interest issued and outstanding)...............................            $11.93

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
OHIO SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1995
                                                -----------------
Income
   Interest...................................     $ 7,429,419
                                                 ---------------
Expenses
   Management fee, net of waiver of $38,218...         538,657
   Distribution fee--Class A..................          29,904
   Distribution fee--Class B..................         427,051
   Distribution fee--Class C..................             458
   Custodian's fees and expenses..............          89,000
   Transfer agent's fees and expenses.........          76,000
   Reports to shareholders....................          75,000
   Registration fees..........................          40,000
   Audit fee..................................          11,000
   Legal fee..................................          10,000
   Trustees' fees.............................           3,200
   Miscellaneous..............................             819
                                                 ---------------
      Total expenses..........................       1,301,089
   Less: custodian fee credit.................          (8,848)
                                                 ---------------
      Net expenses............................       1,292,241
                                                 ---------------
Net investment income.........................       6,137,178
                                                 ---------------
Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................       1,393,375
   Financial futures transactions.............        (586,229)
                                                 ---------------
                                                       807,146
                                                 ---------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments................................         917,581
   Financial futures contracts................         (49,375)
                                                 ---------------
                                                       868,206
                                                 ---------------
Net gain on investments.......................       1,675,352
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 7,812,530
                                                 ---------------
                                                 ---------------


PRUDENTIAL MUNICIPAL SERIES FUND
OHIO SERIES
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1995            1994
                                       -----           ------
Operations
   Net investment income..........  $  6,137,178    $  6,388,587
   Net realized gain on investment
      transactions................       807,146         800,646
   Net change in unrealized
      appreciation (depreciation)
      of investments..............       868,206      (7,741,847)
                                    ------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................     7,812,530        (552,614)
                                    ------------    ------------
Dividends to shareholders from net
   investment income (Note 1)
   Class A........................    (1,643,462)       (258,026)
   Class B........................    (4,490,813)     (6,130,561)
   Class C........................        (2,903)             --
                                    ------------    ------------
                                      (6,137,178)     (6,388,587)
                                    ------------    ------------
Series share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold........................     6,780,605      16,655,835
   Net asset value of shares
      issued in reinvestment of
      dividends...................     3,526,725       3,713,106
   Cost of shares reacquired......   (20,943,985)    (16,986,967)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................   (10,636,655)      3,381,974
                                    ------------    ------------
Total decrease....................    (8,961,303)     (3,559,227)
Net Assets
Beginning of year.................   123,024,500     126,583,727
                                    ------------    ------------
End of year.......................  $114,063,197    $123,024,500
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   OHIO SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Ohio Series (the ``Series'') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.
Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement PMF has responsibility for all investment advisory services and supervises the subadviser's

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   OHIO SERIES
--------------------------------------------------------------------------------
performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $38,218 ($0.004 per share; 0.03% of average daily net assets). The Series is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1995.
PMFD has advised the Series that it has received approximately $14,300 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the fiscal year ended August 31, 1995, it received approximately $165,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1995 the Series incurred fees of approximately $53,000 for the services of PMFS. As of August 31, 1995, approximately $4,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1995 were $42,529,053 and $57,876,505, respectively.
The cost basis of investments for federal income tax purposes at August 31, 1995 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $6,671,321 (gross unrealized appreciation--$7,261,271; gross unrealized depreciation--$589,950).
The Series utilized its capital loss carryforward of approximately $279,400 to offset the Series net taxable gains realized and recognized in the fiscal year ended August 31, 1995.
At August 31, 1995 the Series sold 17 financial futures contracts on the Municipal Bond Index and sold 48 financial futures contracts on U.S. Treasury Bonds both of which expire in September 1995. The value at sale of such contracts was $7,285,063. The value of such contracts on August 31, 1995 was $7,376,938, thereby resulting in an unrealized loss of $91,875.
------------------------------------------------------------
Note 5. Capital
The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   OHIO SERIES
--------------------------------------------------------------------------------
quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest for the fiscal years ended August 31, 1995 and 1994 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................      66,566    $    777,944
Shares issued in reinvestment of
  dividends.........................      76,044         896,433
Shares reacquired...................    (429,023)     (5,024,610)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................    (286,413)     (3,350,233)
Shares issued upon conversion from
  Class B...........................   4,170,236      48,050,779
                                      ----------    ------------
Net decrease in shares
  outstanding.......................   3,883,823    $ 44,700,546
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................     163,929    $  1,993,081
Shares issued in reinvestment of
  dividends.........................      12,343         148,632
Shares reacquired...................    (146,584)     (1,788,120)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      29,688    $    353,593
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1995:
Shares sold.........................     508,275    $  5,874,263
Shares issued in reinvestment of
  dividends.........................     228,476       2,627,480
Shares reacquired...................  (1,391,757)    (15,906,486)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (655,006)     (7,404,743)
Shares reacquired upon conversion
  into Class A......................  (4,166,740)    (48,050,779)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (4,821,746)   $(55,455,522)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................   1,210,935    $ 14,657,554
Shares issued in reinvestment of
  dividends.........................     295,981       3,564,474
Shares reacquired...................  (1,270,756)    (15,198,847)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     236,160    $  3,023,181
                                      ----------    ------------
                                      ----------    ------------
Class C                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................      11,057    $    128,398
Shares issued in reinvestment of
  dividends.........................         237           2,812
Shares reacquired...................      (1,160)        (12,889)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      10,134    $    118,321
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994(a) through
  August 31, 1994:
Shares sold.........................         446    $      5,203
                                      ----------    ------------
                                      ----------    ------------
---------------
(a) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                            OHIO SERIES
--------------------------------------------------------------------------------

                                                                        Class A
                                                  ---------------------------------------------------
                                                                 Year Ended August 31,
                                                  ---------------------------------------------------
                                                   1995        1994       1993       1992       1991
                                                  -------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 11.72     $12.38     $11.69     $11.17     $10.71
                                                  -------     ------     ------     ------     ------
Income from investment operations
Net investment income.........................        .65(a)     .66        .69        .70        .70
Net realized and unrealized gain (loss) on
  investment transactions.....................        .20       (.66)       .69        .52        .46
                                                  -------     ------     ------     ------     ------
  Total from investment operations............        .85         --       1.38       1.22       1.16
                                                  -------     ------     ------     ------     ------
Less dividends
Dividends from net investment income..........       (.65)      (.66)      (.69)      (.70)      (.70)
                                                  -------     ------     ------     ------     ------
Net asset value, end of year..................    $ 11.92     $11.72     $12.38     $11.69     $11.17
                                                  -------     ------     ------     ------     ------
                                                  -------     ------     ------     ------     ------
TOTAL RETURN(b):..............................       7.59%     (0.01)%    12.12%     11.26%     11.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $51,132     $4,749     $4,647     $2,095     $  923
Average net assets (000)......................    $29,904     $4,733     $2,904     $1,289     $  615
Ratios to average net assets:
   Expenses, including distribution fees......        .83%(a)    .84%       .84%       .81%       .93%
   Expenses, excluding distribution fees......        .73%(a)    .74%       .74%       .71%       .83%
   Net investment income......................       5.50%(a)   5.45%      5.73%      6.34%      6.34%
Portfolio turnover rate.......................         38%        20%        28%        37%        37%

---------------
 (a) Net of fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                            OHIO SERIES
--------------------------------------------------------------------------------

                                                                                                                   Class C
                                                                            Class B                               ----------
                                                  -----------------------------------------------------------        Year
                                                                     Year Ended August 31,                          Ended
                                                  -----------------------------------------------------------     August 31,
                                                   1995         1994         1993         1992         1991          1995
                                                  -------     --------     --------     --------     --------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $ 11.73     $  12.38     $  11.70     $  11.18     $  10.71      $  11.73
                                                  -------     --------     --------     --------     --------     ----------
Income from investment operations
Net investment income.........................        .60(a)       .61          .65          .65          .65           .57(a)
Net realized and unrealized gain (loss) on
  investment transactions.....................        .20         (.65)         .68          .52          .47           .20
                                                  -------     --------     --------     --------     --------     ----------
  Total from investment operations............        .80         (.04)        1.33         1.17         1.12           .77
                                                  -------     --------     --------     --------     --------     ----------
Less dividends
Dividends from net investment income..........       (.60)        (.61)        (.65)        (.65)        (.65)         (.57)
                                                  -------     --------     --------     --------     --------     ----------
Net asset value, end of period................    $ 11.93     $  11.73     $  12.38     $  11.70     $  11.18      $  11.93
                                                  -------     --------     --------     --------     --------     ----------
                                                  -------     --------     --------     --------     --------     ----------
TOTAL RETURN(b):..............................       7.16%       (0.33)%      11.58%       10.79%       10.74%         6.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $62,805     $118,270     $121,937     $102,199     $ 92,572      $    126
Average net assets (000)......................    $85,410     $121,365     $110,053     $ 96,178     $ 90,437      $     61
Ratios to average net assets:
   Expenses, including distribution fees......       1.22%(a)     1.24%        1.24%        1.21%        1.33%         1.49%(a)
   Expenses, excluding distribution fees......        .72%(a)      .74%         .74%         .71%         .83%          .74%(a)
   Net investment income......................       5.27%(a)     5.05%        5.33%        5.73%        5.94%         4.76%(a)
Portfolio turnover rate.......................         38%          20%          28%          37%          37%           38%

                                                August 1,
                                                 Through
                                                August 31,
                                                   1994
                                                ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $11.75
                                                   -----

Income from investment operations
Net investment income.........................       .05
Net realized and unrealized gain (loss) on
  investment transactions.....................      (.02)
                                                   -----

  Total from investment operations............       .03
                                                   -----

Less dividends
Dividends from net investment income..........      (.05)
                                                   -----

Net asset value, end of period................    $11.73
                                                   -----
                                                   -----

TOTAL RETURN(b):..............................      0.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............        $5
Average net assets (000)......................        $2
Ratios to average net assets:
   Expenses, including distribution fees......      2.28%(c)
   Expenses, excluding distribution fees......      1.53%(c)
   Net investment income......................      4.73%(c)
Portfolio turnover rate.......................        20%

---------------
 (a) Net of fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                    OHIO SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Ohio Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Ohio Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Ohio Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles. DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--99.2%
------------------------------------------------------------------------------------------------------------------------------
Allegheny Cnty. Arpt. Rev.,
   Greater Pittsburgh Int'l. Arpt., Ser. A, F.S.A.              Aaa              6.60%        1/01/04   $  1,000     $  1,089,080
   Greater Pittsburgh Int'l. Arpt., F.S.A.                      Aaa              5.625        1/01/23      1,230        1,154,171
Allegheny Cnty. Higher Ed. Bldg. Auth. Rev.,
   Robert Morris Coll., M.B.I.A.                                Aaa              7.00         6/15/08      1,000        1,089,450
Allegheny Cnty. Hosp. Dev. Auth. Rev.,
   Allegheny Gen. Hosp., Ser. S, M.B.I.A.                       Aaa              6.25         9/01/20      1,750        1,779,540
   Magee Womens Hosp., F.G.I.C.                                 Aaa             Zero         10/01/14      2,000          647,220
   Magee Womens Hosp., F.G.I.C.                                 Aaa             Zero         10/01/16      2,000          568,020
   Magee Womens Hosp., F.G.I.C.                                 Aaa             Zero         10/01/18      2,000          499,620
   Magee Womens Hosp., F.G.I.C.                                 Aaa             Zero         10/01/19      4,000          935,440
   Presbyterian Univ. Hosp., Ser. C, M.B.I.A.                   Aaa              7.625        7/01/15      1,100        1,219,108
   West Penn. Hosp. Hlth. Ctr.                                  NR               8.50         1/01/20      2,000        2,211,780
Allegheny Cnty. Ind. Dev. Auth. Rev., USX Proj., Ser. A         Baa3             6.70        12/01/20      4,500        4,554,315
Allegheny Cnty. Residential Fin. Auth., Mtge. Rev.,
   G.N.M.A.,
   Ser. F                                                       Aaa              9.00         6/01/17        375          407,831
   Ser. Q                                                       Aaa              7.40        12/01/22        970        1,032,051
Allegheny Cnty. San. Auth. Swr. Rev., F.G.I.C.,                 Aaa             Zero         12/01/05      2,620        1,544,909
   Ser. A                                                       Aaa             Zero          6/01/06      1,640          930,667
Allegheny Cnty., Ser. C-37, M.B.I.A.                            Aaa              7.30        12/01/10      1,500(c)     1,696,530
Allentown Wtr. Impvt., A.M.B.A.C.                               Aaa              5.65         7/15/10      1,430        1,445,687
Beaver Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev.,
   Ohio Edison Proj., Ser. A, F.G.I.C.                          Aaa              7.75         9/01/24      1,150        1,291,600
Berks Cnty. Ind. Dev. Auth. Rev., Lutheran Home Proj.           NR               6.875        1/01/23      1,500        1,459,305
Berks Cnty. Mun. Auth. Hosp. Rev.,
   Reading Hosp. Med. Ctr. Proj. M.B.I.A.                       Aaa              5.70        10/01/14      1,250        1,228,538
Bethlehem Auth. Wtr. Rev., M.B.I.A.                             Aaa              5.20        11/15/21      3,000        2,728,710
Boyertown Area Sch. Dist., Ser. B, A.M.B.A.C.                   Aaa              5.25         2/01/17      2,000        1,856,700
Bucks Cnty. Wtr. & Swr. Auth. Rev.,
   Neshaminy Interceptor Swr. Sys., F.G.I.C.                    Aaa             Zero         12/01/15      2,175          651,804
Butler Cnty. Hosp. Auth. Rev., North Hills, Passavant
   Hosp.,
   Ser. A, C.G.I.C.                                             AAA(b)           7.00         6/01/22      1,000        1,088,130
Chester Cnty., Gen. Oblig., Ser. B                              Aa               5.625       11/15/16      2,090        2,020,946
Chester Upland Sch. Auth., Sch. Rev.                            A(b)             6.375        9/01/21      1,000        1,017,180
Dauphin Cnty. Gen. Auth. Rev., B.I.G                            Aaa              7.40         1/01/06      1,000        1,060,570
Delaware Cnty., Gen. Oblig.                                     Aa               5.50        10/01/15      3,000        2,866,470
Delaware Cnty. Auth. Rev.,
   Crozer Chester Med. Ctr., Ser. A,B,C; M.B.I.A.               Aaa              7.15        12/15/05      2,550        2,908,836
   Villanova Univ., M.B.I.A.                                    Aaa              5.50         8/01/23      3,000        2,840,460

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Delaware Cnty. Ind. Dev. Auth. Rev., Res. Recovery Proj.,
   Ser. A                                                       A1               8.10%       12/01/13   $  2,000     $  2,099,700
Delaware River Jt. Toll Bridge Comm. Rev., F.G.I.C.             Aaa              6.00         7/01/18      5,500        5,526,950
Doylestown Hosp. Auth. Rev., Pine Run Retirement, Ser. A        NR               7.20         7/01/23      3,180        3,141,904
Emmaus Gen. Auth. Rev., Local Gov't. Bond, B.I.G.
   Ser. B                                                       Aaa              8.00         5/15/18      1,000(e)     1,108,450
   Ser. C                                                       Aaa              7.90         5/15/18      1,250        1,381,100
   Ser. E                                                       Aaa              7.90         5/15/18      2,000        2,209,760
   Ser. F                                                       Aaa              7.90         5/15/18      1,600        1,767,808
Erie Higher Ed. Bldg. Auth., College Rev.,
   Mercyhurst Coll. Proj.                                       BBB(b)           7.85         9/15/19      1,000(c)     1,130,700
   Mercyhurst Coll. Proj., Ser. B                               BBB(b)           5.75         3/15/23      3,250        2,798,932
Harrisburg Auth. Lease Rev., Green Cnty. Prison Proj.,
   F.G.I.C.                                                     Aaa              6.625        6/01/13      1,500        1,645,800
Harrisburg Redev. Auth. Rev., Cap. Impvt., Ser. A,
   F.G.I.C.                                                     Aaa              7.875       11/02/16        900          970,200
Lancaster Cnty. Solid Waste Mgmt. Auth. Rev.,
   Res. Rec. Sys. Landfill Rev.                                 A1               7.875       12/15/09        500          514,595
   Res. Rec. Sys. Landfill Rev.                                 A1               7.75        12/15/04        750          775,800
   Res. Rec. Sys. Rev.                                          A1               8.375       12/15/04      1,000        1,061,060
Langhorne Manor Boro. Higher Ed. & Hlth. Auth Rev.,
   Lower Bucks Hosp.                                            Ba1              7.35         7/01/22      3,275        3,120,322
Latrobe Ind. Dev. Auth. Coll. Rev.,
   St. Vincent Coll. Proj.                                      Baa1             6.75         5/01/14      1,800        1,838,178
   St. Vincent Coll. Proj.                                      Baa1             6.75         5/01/24      1,500        1,520,280
Lehigh Cnty. Gen. Purpose Auth. Revs.,
   Horizon Hlth. Sys. Inc., Ser. A                              NR               8.25         7/01/13        500          550,575
   St. Lukes Hosp. of Bethlehem Proj., A.M.B.A.C.               Aaa              5.30        11/15/06        750          761,978
   St. Lukes Hosp. of Bethlehem Proj., A.M.B.A.C.               Aaa              5.30        11/15/07      1,000        1,004,380
Lower Pottsgrove Township Auth. Swr. Rev.,
   Montgomery Cnty., A.M.B.A.C.,
   Ser. A                                                       Aaa              Zero        11/01/13      1,155          397,389
   Ser. A                                                       Aaa              Zero        11/01/15      1,185          356,887
Luzerne Cnty. Ind. Dev. Auth. Exmpt. Facs. Rev., Gas &
   Water,
   Ser. B                                                       Baa3             7.125       12/01/22      6,000        6,139,560
Montgomery Cnty. Higher Ed. & Hlth. Auth. Hosp. Rev.,
   Jeanes Hlth. Sys. Proj.                                      BBB(b)           8.625        7/01/07      4,000(c)     4,764,000
Montgomery Cnty. Ind. Dev. Auth. Rev., Poll. Ctrl.,
   Philadelphia Elec. Co., Ser. A                               Baa1             7.60         4/01/21      1,000        1,080,830
   Res. Recovery                                                AA-(b)           7.50         1/01/12      2,000        2,147,420
Montgomery Cnty. Redev. Auth., Multi-family Hsg., Ser. A        NR               6.50         7/01/25      2,000        1,913,680
Northampton Cnty. Higher Ed. Auth. Rev.,
   Lehigh Univ., M.B.I.A.                                       Aaa              7.10        11/15/09      1,500        1,658,025
   Moravian Coll.                                               BBB-(b)          8.20         6/01/11      2,095        2,493,699
   Moravian Coll., A.M.B.A.C.                                   Aaa              6.25         7/01/11      2,195        2,350,472
Northeastern Hosp. & Ed. Auth. Coll. Rev., Kings Coll.
   Proj., Ser. B                                                BBB(b)           6.00         7/15/18      3,235        3,084,087

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Northumberland Cnty. Ind. Dev. Auth. Rev., Roaring Creek
   Wtr.                                                         NR               6.375%      10/15/23    $ 1,000     $    929,270
Pennsylvania Econ. Dev. Auth.,
   Macmillan Ltd. Partnership Proj.                             Baa2             7.60        12/01/20      3,000        3,240,990
   Wastewater Treatment Rev., Sun Co. R & M Proj., Ser. A       Baa1             7.60        12/01/24      4,500        4,899,015
Pennsylvania Hsg. Fin. Agcy.,
   Sngl. Fam. Mtge.                                             Aa               7.80        10/01/20      2,930        3,122,940
   Sngl. Fam. Mtge.                                             Aa               7.604        4/01/25      1,050(d)       977,813
   Sngl. Fam. Mtge., Ser. X                                     Aa               8.10        10/01/10        780          830,583
   Sngl. Fam. Mtge., Ser. X                                     Aa               8.15         4/01/24        420          432,474
Pennsylvania Intergovernmental Cooperation Auth.,
   Spec.Tax Rev., M.B.I.A.                                      Aaa              5.60         6/15/15      4,000        3,856,040
Pennsylvania St. Cert. of Part., F.S.A.                         Aaa              6.25        11/01/06      1,900        2,039,954
Pennsylvania St. Higher Edl. Facs. Auth. Rev.,
   Allegheny Coll.                                              BBB+(b)          6.00        11/01/22      2,000        1,863,380
   Hahnemann Univ. Proj., M.B.I.A.                              Aaa              7.20         7/01/09      1,500        1,652,880
   La Salle Univ., M.B.I.A.                                     Aaa              7.70         5/01/10      1,100        1,215,456
   Med. Coll. of Penn., Ser. A                                  Baa              8.375        3/01/11        355          384,458
   Med. Coll. of Penn., Ser. A                                  Baa              7.50         3/01/14      2,350        2,403,956
   St. Sys, Ser. J, A.M.B.A.C.                                  Aaa              5.625        6/15/19      1,520        1,459,245
   Thomas Jefferson Univ.                                       AAA(b)           8.00         1/01/18      1,250(c)     1,379,750
Pennsylvania St. Ind. Dev. Auth., Econ. Rev., A.M.B.A.C.        Aaa              5.50         1/01/14      4,250        4,065,295
Pennsylvania St. Tpke. Comn. Rev.,
   Ser. D, F.G.I.C.                                             Aaa              7.625       12/01/17      1,375(c)     1,544,579
   Ser. K                                                       Aaa              7.50        12/01/19      4,650(c)     5,301,418
Philadelphia Arpt. Rev., Philadelphia Arpt. Sys.                Baa              9.00         6/15/15      2,000        2,068,200
Philadelphia Gas Wks. Rev.,
   Ser. 13                                                      Baa1             7.70         6/15/11        215          251,337
   Ser. 13                                                      Baa1             7.20         6/15/98        500          532,670
   Ser. 13                                                      Baa1             7.30         6/15/99        625          676,231
   Ser. 13                                                      Aaa              7.70         6/15/21      3,430(c)     4,025,037
Philadelphia Hosps. & Higher Ed. Fac. Auth. Rev.,
   Childrens' Hosp. Proj., Ser. A                               Aa               5.00         2/15/21      2,000        1,715,100
   Childrens' Seashore House, Ser. A                            A-(b)            7.00         8/15/12      1,000        1,052,200
   Childrens' Seashore House, Ser. A                            A-(b)            7.00         8/15/17      1,000        1,052,200
   Grad. Hlth. Systems                                          Baa1             7.25         7/01/18      2,750        2,854,802
   Grad. Hlth. Systems, Ser. A                                  Baa1             6.25         7/01/18      1,000          922,460
Philadelphia Ind. Dev. Rev.,
   Inst. for Cancer Research Proj., Ser. B                      AA-(b)           7.25         7/01/10      5,770        6,230,504
   Nat'l. Brd. of Med. Examiners Proj.                          A+(b)            6.75         5/01/12      5,000        5,253,450
Philadelphia Mun. Auth. Rev., F.G.I.C.                          Aaa              5.625       11/15/14      2,000        1,937,080
Philadelphia Mun. Auth. Rev., F.G.I.C.                          Aaa              5.625       11/15/18      1,500        1,440,750
Philadelphia Pkg. Auth. Rev., Arpt. Pkg., A.M.B.A.C.            Aaa              7.375        9/01/18      2,200        2,435,092

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Philadelphia Redev. Auth. Rev.,
   Home Impvt. Loan, Ser. A                                     A                7.40%        6/01/08   $    350     $    376,162
   Home Impvt. Loan, Ser. A                                     A                7.375        6/01/03        355          371,167
Philadelphia Sch. Dist., Gen. Oblig., Ser. A, M.B.I.A.          Aaa              5.85         7/01/09      1,710        1,765,729
Philadelphia Wtr. & Swr. Rev., M.B.I.A.                         Aaa              6.25         8/01/08      2,000        2,175,960
Philadelphia Wtr. & Swr. Rev., M.B.I.A.                         Aaa              5.25         6/15/23      2,775        2,519,228
Philadelphia Wtr. & Swr. Rev., M.B.I.A.,
   Ser. 15                                                      Aaa             Zero         10/01/02      7,900        5,616,347
   Ser. 15                                                      Aaa              6.875       10/01/06        700          764,498
Pittsburgh Stadium Auth. Rev., F.G.I.C.                         Aaa              7.50        10/15/01        500          529,915
Pittsburgh Urban Redev. Auth., Mtge. Rev., Ser. B               A1               8.30         4/01/17        795          858,179
Pittsburgh Wtr. & Swr., Ser. A. F.G.I.C.                        Aaa              5.60         9/01/22      3,000        2,886,990
Pottsgrove Sch. Dist., Gen. Oblig., Ser. A, A.M.B.A.C.          Aaa              5.30        10/15/14      2,000        1,885,220
Pottstown Boro. Auth., Swr. Rev., F.G.I.C.                      Aaa             Zero         11/01/03      1,200          802,992
Puerto Rico Comnwlth.,
   Gen. Oblig., M.B.I.A.                                        Aaa              5.40         7/01/07      1,500        1,548,930
   Gen. Oblig., M.B.I.A.                                        Aaa              5.50         7/01/08      3,340        3,442,171
   Gen. Oblig., A.M.B.A.C.                                      Aaa              7.00         7/01/10      4,030        4,677,419
   Gen. Oblig., M.B.I.A.                                        Aaa              7.00         7/01/10        720          835,668
   Gen. Oblig., F.S.A.                                          Aaa              7.682        7/01/20      4,250(d)     4,159,688
   Gen. Oblig.                                                  AAA(b)           7.70         7/01/20      5,250(c)     6,087,742
Puerto Rico Elec. Pwr. Auth., Pwr. Rev., Ser. S                 Baa1             7.00         7/01/06      1,800        2,030,526
Puerto Rico Hsg. Bank & Fin. Agcy.                              Baa              5.125       12/01/05        750          720,173
Puerto Rico Hsg. Bank & Fin. Agcy.                              Baa              5.25        12/01/06      2,000        1,914,600
Sayre Hlth. Care Facs. Auth. Rev., A.M.B.A.C.,
   Cap. Asset Fin. Prog. C                                      Aaa              7.70        12/01/13        500          565,695
   Cap. Asset Fin. Prog. C                                      Aaa              7.625       12/01/15      1,000        1,127,700
Scranton Pkg. Auth. Rev.                                        A+(b)            8.125        9/15/14      1,600        1,777,840
Scranton-Lackawanna Hlth. & Welfare Auth. Rev.,
   Univ. Of Scranton Proj., Ser. C                              A-(b)            7.50         6/15/06      1,000(c)     1,141,670
   Univ. Of Scranton Proj., Ser. C                              A-(b)            6.50         3/01/15      2,250        2,288,138
So. Fork Mun. Auth. Hosp. Rev., Lee Hosp. Proj., Ser. A         A-(b)            5.50         7/01/23      2,500        2,143,000
Swarthmore Boro. Gen. Auth. Rev., Pennsylvania Coll. Rev.       A-(b)            7.25         9/15/10        600(c)       676,980
Unity Township Mun. Auth., Gtd. Swr. Rev., A.M.B.A.C.,
   Capital Appreciation                                         Aaa             Zero         11/01/11      1,035          405,554
   Capital Appreciation                                         Aaa             Zero         11/01/12      1,035          380,166
   Capital Appreciation                                         Aaa             Zero         11/01/13      1,035          356,102
Venango Cnty. Gen. Oblig., Ser. B, F.G.I.C.                     Aaa              5.25         7/15/18      2,265        2,097,345
Virgin Islands Pub. Fin. Auth. Rev.,
   Hwy. Trans. Trust Fund                                       BBB(b)           7.70        10/01/04      1,000        1,095,820
   Ref. Matching Loan Notes, Ser. A                             NR               7.25        10/01/18      1,950        2,057,172
Virgin Islands Terr., Hugo Ins. Claims Fund Prog., Ser. 91      NR               7.75        10/01/06      1,055        1,149,612

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Washington Cnty. Auth. Lease Rev., Mun. Fac., Shadyside
   Hosp., Ser. C-1D, A.M.B.A.C.                                 Aaa              7.45%       12/15/18   $  2,900(c)  $  3,338,944
Washington Cnty. Hosp. Auth. Rev., Monongahela Valley
   Hosp.                                                        A                6.75        12/01/08      2,750        2,810,225
York Cnty. Solid Waste & Refuse Auth. Ind. Dev. Rev., Res.
   Rec. Proj., Ser. C                                           AA-(b)           8.20        12/01/14      1,000        1,103,990
                                                                                                                     ------------
Total long-term investments (cost $237,031,397)                                                                       251,671,055
SHORT-TERM INVESTMENT--0.4%
Schuylkill Cnty. Ind. Dev. Auth., Westwood Energy Pty.,
   Ser. 85, F.R.D.D. (cost $900,000)                            P1               3.60         9/01/95        900          900,000
                                                                                                                     ------------
Total Investments--99.6%
(cost $237,931,397; Note 4)                                                                                           252,571,055
Other assets in excess of liabilities--0.4%                                                                             1,094,434
                                                                                                                     ------------
Net Assets--100%                                                                                                     $253,665,489
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
   A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    B.I.G.--Bond Investors Guaranty Insurance Company.
    C.G.I.C.--Capital Guaranty Insurance Company.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (f).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) Standard & Poor's rating.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at the period end.
(e) Pledged as initial margin on financial futures contracts.
(f) For purposes of amortized cost valuation, the maturity date of these securities are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $237,931,397)....................................................................      $252,571,055
Cash.........................................................................................................            72,184
Interest receivable..........................................................................................         3,846,415
Receivable for investments sold..............................................................................         1,346,313
Receivable for Series shares sold............................................................................            66,608
Deferred expenses and other assets...........................................................................            10,420
                                                                                                                   ------------
   Total assets..............................................................................................       257,912,995
                                                                                                                   ------------
Liabilities
Payable for investments purchased............................................................................         3,480,977
Payable for Series shares reacquired.........................................................................           371,999
Dividends payable............................................................................................           134,934
Management fee payable.......................................................................................            95,759
Distribution fee payable.....................................................................................            89,757
Accrued expenses.............................................................................................            62,324
Due to broker-variation margin...............................................................................            10,156
Deferred trustees' fees......................................................................................             1,600
                                                                                                                   ------------
   Total liabilities.........................................................................................         4,247,506
                                                                                                                   ------------
Net Assets...................................................................................................      $253,665,489
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................      $    240,517
   Paid-in capital in excess of par..........................................................................       240,634,533
                                                                                                                   ------------
                                                                                                                    240,875,050
   Accumulated net realized loss on investments..............................................................        (1,792,188)
   Net unrealized appreciation on investments................................................................        14,582,627
                                                                                                                   ------------
Net assets, August 31, 1995..................................................................................      $253,665,489
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($50,696,456 / 4,806,652 shares of beneficial interest issued and outstanding).........................            $10.55
   Maximum sales charge (3.0% of offering price).............................................................               .33
   Maximum offering price to public..........................................................................            $10.88
Class B:
   Net asset value, offering price and redemption price per share
      ($202,633,238 / 19,213,229 shares of beneficial interest issued and outstanding).......................            $10.55
Class C:
   Net asset value, offering price and redemption price per share
      ($335,795 / 31,838 shares of beneficial interest issued and outstanding)...............................            $10.55

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND             PRUDENTIAL MUNICIPAL SERIES FUND
PENNSYLVANIA SERIES                          PENNSYLVANIA SERIES
Statement of Operations                      Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1995
Income
   Interest...................................     $16,725,737
                                                 ---------------
Expenses
   Management fee, net of waiver of $84,187...       1,182,799
   Distribution fee--Class A..................          30,092
   Distribution fee--Class B..................       1,115,411
   Distribution fee--Class C..................           1,672
   Transfer agent's fees and expenses.........         187,000
   Reports to shareholders....................         156,000
   Custodian's fees and expenses..............         109,000
   Registration fees..........................          36,000
   Audit fee..................................          11,000
   Legal fees.................................          10,000
   Trustees' fees.............................           3,200
   Miscellaneous..............................          30,887
                                                 ---------------
      Total expenses..........................       2,873,061
   Less custodian fee credit..................         (17,396)
                                                 ---------------
      Net expenses............................       2,855,665
                                                 ---------------
Net investment income.........................      13,870,072
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................         504,596
   Financial futures contracts................      (1,012,601)
                                                 ---------------
                                                      (508,005)
                                                 ---------------
Net change in unrealized appreciation on:
   Investments................................       2,796,532
   Financial futures contracts................          82,281
                                                 ---------------
                                                     2,878,813
                                                 ---------------
Net gain on investments.......................       2,370,808
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $16,240,880
                                                 ---------------
                                                 ---------------


Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1995            1994
Operations
   Net investment income..........  $ 13,870,072    $ 14,193,314
   Net realized loss on investment
      transactions................      (508,005)         (7,799)
   Net change in unrealized
      appreciation/depreciation of
      investments.................     2,878,813     (17,783,224)
                                    ------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................    16,240,880      (3,597,709)
                                    ------------    ------------
Dividends and distributions (Note 1)
   Dividends to shareholders from
      net investment income
      Class A.....................    (1,734,468)       (569,122)
      Class B.....................   (12,124,140)    (13,624,192)
      Class C.....................       (11,464)             --
                                    ------------    ------------
                                     (13,870,072)    (14,193,314)
                                    ------------    ------------
   Distributions to shareholders
      from net realized gain on
      investment transactions
      Class A.....................            --         (97,328)
      Class B.....................            --      (2,598,620)
                                    ------------    ------------
                                              --      (2,695,948)
                                    ------------    ------------
Series share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold........................    19,260,042      46,954,314
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     7,902,987       9,903,212
   Cost of shares reacquired......   (44,342,507)    (40,990,785)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................   (17,179,478)     15,866,741
                                    ------------    ------------
Total decrease....................   (14,808,670)     (4,620,230)
Net Assets
Beginning of year.................   268,474,159     273,094,389
                                    ------------    ------------
End of year.......................  $253,665,489    $268,474,159
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Pennsylvania Series (the ``Series'') commenced investment operations in April, 1987. The Series is diversified and seeks to achieve it's investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures. The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.
Reclassification of Capital Accounts: The Series accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the fiscal year the Series decreased paid-in capital and decreased accumulated net realized losses by $15,560 compared to amounts previously reported through August 31, 1994. Current year net investment income, net realized gains and net assets were not affected by this change.
Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends are made monthly. Distributions of net capital gains, if any, are made annually. Income distributions and capital gain distributions are determined in accordance with income

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $84,187 ($0.004 per share for Class A, B and C shares: .03% of average net assets). The Series is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1995.
PMFD has advised the Series that it has received approximately $32,000 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the fiscal year ended August 31, 1995, it received approximately $427,000 and $600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1995, the Series incurred fees of approximately $129,000 for the services of PMFS. As of August 31, 1995, approximately $11,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1995 were $47,151,056 and $59,872,361, respectively.
The cost basis of investments for federal income tax purposes was $237,963,978 and, accordingly, as of August 31, 1995 net unrealized appreciation of investments for federal income tax purposes is $14,607,077 (gross unrealized appreciation--$16,370,301; gross unrealized depreciation--$1,763,224).
At August 31, 1995 the Series sold 25 financial futures contracts on the Municipal Bond Index expiring September 1995. The value at disposition of such contracts was $2,803,906. The value of such contracts on August 31, 1995 was $2,860,937 thereby resulting in an unrealized loss of $57,031.
For federal income tax purposes, the Series has a capital loss carryforward as of August 31, 1995 of approximately $1,452,000 which expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
The Series will elect to treat net capital losses of approximately $231,500 incurred in the ten month period ended August 31, 1995 as being incurred in the next fiscal year.
------------------------------------------------------------
Note 5. Capital
The Series offers both Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest for the fiscal years ended August 31, 1995 and August 31, 1994 were as follows:


Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1995:
Shares sold........................      299,314    $  3,060,202
Shares issued in reinvestment of
  dividends........................       94,611         981,883
Shares reacquired..................     (429,242)     (4,432,346)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................      (35,317)       (390,261)
Shares issued upon conversion from
  Class B..........................    3,820,038      39,180,753
                                      ----------    ------------
Net increase in shares
  outstanding......................    3,784,721    $ 38,790,492
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold........................      319,034    $  3,481,332
Shares issued in reinvestment of
  dividends and distributions......       36,716         396,391
Shares reacquired..................     (167,304)     (1,791,755)
                                      ----------    ------------
Net increase in shares
  outstanding......................      188,446    $  2,085,968
                                      ----------    ------------
                                      ----------    ------------
Class B                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1995
Shares sold........................    1,556,154    $ 15,906,587
Shares issued in reinvestment of
  dividends........................      676,394       6,911,570
Shares reacquired..................   (3,929,313)    (39,845,757)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (1,696,765)    (17,027,600)
Shares reacquired upon conversion
  into Class A.....................   (3,820,038)    (39,180,753)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (5,516,803)   $(56,208,353)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold........................    3,979,725    $ 43,382,782
Shares issued in reinvestment of
  dividends and distributions......      879,774       9,506,821
Shares reacquired..................   (3,665,816)    (39,199,030)
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,193,683    $ 13,690,573
                                      ----------    ------------
                                      ----------    ------------
Class C
-----------------------------------
Year ended August 31, 1995:
Shares sold........................       28,444    $    293,253
Shares issued in reinvestment of
  dividends........................          926           9,534
Shares reacquired..................       (6,201)        (64,404)
                                      ----------    ------------
Net increase in shares
  outstanding......................       23,169    $    238,383
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994(a) through
  August 31, 1994:
Shares sold........................        8,669    $     90,200
                                      ----------    ------------
                                      ----------    ------------

---------------
(a) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                      Class A
                                                ----------------------------------------------------
                                                               Year Ended August 31,
                                                ----------------------------------------------------
                                                 1995        1994        1993       1992       1991
                                                -------     -------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............  $ 10.42     $ 11.21     $10.55     $ 9.96     $ 9.60
                                                -------     -------     ------     ------     ------
Income from investment operations
Net investment income.........................      .60(a)      .59        .62        .62        .62(a)
Net realized and unrealized gain (loss) on
   investment transactions....................      .13        (.68)       .70        .59        .39
                                                -------     -------     ------     ------     ------
   Total from investment operations...........      .73        (.09)      1.32       1.21       1.01
                                                -------     -------     ------     ------     ------
Less distributions
Dividends from net investment income..........     (.60)       (.59)      (.62)      (.62)      (.62)
Distributions from net realized gains.........       --        (.11)      (.04)        --       (.03)
                                                -------     -------     ------     ------     ------
   Total distributions........................     (.60)       (.70)      (.66)      (.62)      (.65)
                                                -------     -------     ------     ------     ------
Net asset value, end of year..................  $ 10.55     $ 10.42     $11.21     $10.55     $ 9.96
                                                -------     -------     ------     ------     ------
                                                -------     -------     ------     ------     ------
TOTAL RETURN(b):..............................     7.35%       (.82)%    12.86%     12.44%     10.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................  $50,696     $10,651     $9,342     $5,908     $3,521
Average net assets (000)......................  $30,092     $10,315     $7,354     $4,439     $2,366
Ratios to average net assets:
   Expenses, including distribution fees......      .80%(a)     .75%       .78%       .81%       .83%(a)
   Expenses, excluding distribution fees......      .70%(a)     .65%       .68%       .71%       .74%(a)
   Net investment income......................     5.76%(a)    5.52%      5.69%      5.99%      6.32%(a)
Portfolio turnover rate.......................       19%         22%        13%        25%        62%

---------------
 (a) Net of expense subsidy/management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                                                                  Class C
                                                                          Class B                                ----------
                                                ------------------------------------------------------------        Year
                                                                   Year Ended August 31,                           Ended
                                                ------------------------------------------------------------     August 31,
                                                  1995         1994         1993         1992         1991          1995
                                                --------     --------     --------     --------     --------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........  $  10.42     $  11.21     $  10.54     $   9.96     $   9.60       $10.42
                                                --------     --------     --------     --------     --------       ------
Income from investment operations
Net investment income.........................       .56(a)       .55          .57          .58          .58(a)       .53(a)
Net realized and unrealized gain (loss) on
   investment transactions....................       .13         (.68)         .71          .58          .39          .13
                                                --------     --------     --------     --------     --------        ------
   Total from investment operations...........       .69         (.13)        1.28         1.16          .97          .66
                                                --------     --------     --------     --------     --------        ------
Less distributions
Dividends from net investment income..........      (.56)        (.55)        (.57)        (.58)       (.58)         (.53)
Distributions from net realized gains.........        --         (.11)        (.04)          --        (.03)           --
                                                --------     --------     --------     --------     --------        -----
   Total distributions........................      (.56)        (.66)        (.61)        (.58)       (.61)         (.53)
                                                --------     --------     --------     --------     --------       ------
Net asset value, end of period................  $  10.55     $  10.42     $  11.21     $  10.54     $   9.96       $10.55
                                                --------     --------     --------     --------     --------       ------
                                                --------     --------     --------     --------     --------       ------
TOTAL RETURN(b):..............................      6.92%       (1.22)%      12.54%       11.92%       10.39%        6.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............  $202,633     $257,732     $263,752     $206,028     $170,162       $  336
Average net assets (000)......................  $223,082     $266,594     $229,955     $186,113     $146,591       $  223
Ratios to average net assets:
   Expenses, including distribution fees......      1.17%(a)     1.15%        1.18%        1.21%        1.23%(a)     1.44%(a)
   Expenses, excluding distribution fees......       .67%(a)      .65%         .68%         .71%         .74%(a)      .69%(a)
   Net investment income......................      5.44%(a)     5.11%        5.29%        5.59%        5.94%(a)     5.14%(a)
Portfolio turnover rate.......................        19%          22%          13%          25%          62%          19%

                                                August 1,
                                                 Through
                                                August 31,
                                                   1994
                                                ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $10.44
                                                   -----

Income from investment operations
Net investment income.........................       .04
Net realized and unrealized gain (loss) on
   investment transactions....................      (.02)
                                                   -----

   Total from investment operations...........       .02
                                                   -----

Less distributions
Dividends from net investment income..........      (.04)
Distributions from net realized gains.........        --
                                                   -----
   Total distributions........................      (.04)
                                                   -----
Net asset value, end of period................    $10.42
                                                   -----
                                                   -----

TOTAL RETURN(b):..............................       .14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $   90
Average net assets (000)......................    $    1
Ratios to average net assets:
   Expenses, including distribution fees......      2.00%(c)
   Expenses, excluding distribution fees......      1.25%(c)
   Net investment income......................      8.51%(c)
Portfolio turnover rate.......................        22%

---------------
 (a) Net of expense subsidy/management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
                                           See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                   PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Pennsylvania Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Pennsylvania Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Pennsylvania Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a stratgegy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart show the long-term performance of various asset classes and the rate of inflation.

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to May 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in each Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

(1)
  LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2)
  LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3)
  LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4)
  LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5)
  SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1994)

------------------------
Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of a long-term U.S. Treasury Bond from 1926-1994. Yield represents that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.